As filed with the Securities and Exchange Commission on November 26, 2008
                                       Registration Nos. 333-62270 and 811-10399
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. _____
                       Post-Effective Amendment No. 30                  [X]
                                     and/or

                             REGISTRATION STATEMENT
                    Under the Investment Company Act Of 1940

                              Amendment No. 32                          [X]

                             HENDERSON GLOBAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 397-1122

(Name and Address of Agent for Service)                         Copy to:

       CHRISTOPHER K. YARBROUGH                             CATHY G. O'KELLY
      737 NORTH MICHIGAN AVENUE,                           VEDDER PRICE P.C.
              SUITE 1700                                222 NORTH LASALLE STREET
        CHICAGO, ILLINOIS 60611                         CHICAGO, ILLINOIS 60601
================================================================================

It is proposed that this filing will become effective: (check appropriate box)

                 immediately upon filing pursuant to paragraph (b); or
             ---
              X  on November 28, 2008 pursuant to paragraph (b); or
             ---
                 60 days after filing pursuant to paragraph (a)(1); or
             ---
                 on pursuant to paragraph (a)(1); or
             ---
                 75 days after filing pursuant to paragraph (a)(2); or
             ---
                 on ________ pursuant to paragraph (a)(2) of Rule 485.
             ---

If appropriate, check the following box:


     This post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

Logo: Henderson Global Investors

                                                          HENDERSON GLOBAL FUNDS

PROSPECTUS

NOVEMBER 30, 2008


EUROPEAN FOCUS FUND (HFEAX, HFEBX, HFECX)
GLOBAL EQUITY INCOME FUND (HFQAX, HFQCX)

GLOBAL OPPORTUNITIES FUND (HFPAX, HFPCX)

GLOBAL TECHNOLOGY FUND (HFGAX, HFGBX, HFGCX)

INDUSTRIES OF THE FUTURE FUND (HFNAX, HFNCX)

INTERNATIONAL OPPORTUNITIES FUND (HFOAX, HFOBX, HFOCX, HFORX)
JAPAN-ASIA FOCUS FUND (HFJAX, HFJCX)

HENDERSON EUROPEAN FOCUS FUND                                  NOVEMBER 30, 2008
HENDERSON GLOBAL EQUITY INCOME FUND
HENDERSON GLOBAL OPPORTUNITIES FUND                               CLASS A SHARES
HENDERSON GLOBAL TECHNOLOGY FUND
HENDERSON INDUSTRIES OF THE FUTURE FUND                           CLASS B SHARES
HENDERSON INTERNATIONAL OPPORTUNITIES FUND
HENDERSON JAPAN-ASIA FOCUS FUND                                   CLASS C SHARES


PROSPECTUS                                                        CLASS R SHARES
                                                                  (INTERNATIONAL
                                                        OPPORTUNITIES FUND ONLY)



THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVES, STRATEGIES AND RISKS OF THE HENDERSON EUROPEAN FOCUS FUND, THE HENDERSON GLOBAL EQUITY INCOME FUND, THE HENDERSON GLOBAL OPPORTUNITIES FUND, THE HENDERSON GLOBAL TECHNOLOGY FUND, THE HENDERSON INDUSTRIES OF THE FUTURE FUND, THE HENDERSON INTERNATIONAL OPPORTUNITIES FUND AND THE HENDERSON JAPAN-ASIA FOCUS FUND (EACH, A "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN THEM. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE HENDERSON EUROPEAN FOCUS FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF EUROPEAN COMPANIES. THE HENDERSON GLOBAL EQUITY INCOME FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME AND, AS A SECONDARY OBJECTIVE, STEADY GROWTH OF CAPITAL. THE HENDERSON GLOBAL OPPORTUNITIES FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL. THE HENDERSON GLOBAL TECHNOLOGY FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF TECHNOLOGY-RELATED COMPANIES. THE HENDERSON INDUSTRIES OF THE FUTURE FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITIES OF COMPANIES THAT CONTRIBUTE TO A SUSTAINABLE AND RESPONSIBLE GLOBAL ECONOMY. THE HENDERSON INTERNATIONAL OPPORTUNITIES FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS IN EQUITIES OF NON-US COMPANIES. THE HENDERSON JAPAN-ASIA FOCUS FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF JAPANESE COMPANIES AND SECONDARILY THROUGH INVESTMENT IN EQUITIES OF OTHER ASIAN COMPANIES. EACH FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS.


AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS

FUND SUMMARIES
      HENDERSON EUROPEAN FOCUS FUND ........................................   4
      HENDERSON GLOBAL EQUITY INCOME FUND ..................................   6

      HENDERSON GLOBAL OPPORTUNITIES FUND ..................................   8
      HENDERSON GLOBAL TECHNOLOGY FUND .....................................  10
      HENDERSON INDUSTRIES OF THE FUTURE FUND ..............................  12
      HENDERSON INTERNATIONAL OPPORTUNITIES FUND ...........................  14
      HENDERSON JAPAN-ASIA FOCUS FUND ......................................  16
PERFORMANCE INFORMATION ....................................................  18
FEES AND EXPENSES SUMMARY ..................................................  22
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS ...............  25
MANAGEMENT OF THE FUNDS ....................................................  29
DESCRIPTION OF SHARE CLASSES ...............................................  32
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES ................................  37
INVESTOR SERVICES AND PROGRAMS .............................................  42
OTHER INFORMATION ..........................................................  44
FINANCIAL HIGHLIGHTS .......................................................  48
BACK COVER FOR ADDITIONAL INFORMATION ......................................  54

HENDERSON EUROPEAN FOCUS FUND

INVESTMENT OBJECTIVE

The European Focus Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. European companies are broadly defined to include any company that meets one or more of the following tests:

     o its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe

     o    50% or more of its assets are located in Europe

     o    50% or more of its revenues are derived from Europe


The manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular invest ment factors in Europe that are expected to drive stock prices. The manager will invest in both "growth" stocks that the managers believe are reasonably priced and "value" stocks that are, in the managers' opinion, under-valued.


Companies are evaluated using a broad range of criteria, including:

     o    a company's financial strength

     o    competitive position in its industry

     o    projected future earnings and cash flows


The Fund has no limits on the geographic asset distribution of its investments within Europe. The Fund may invest in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. If political and economic conditions warrant, the Fund may invest in issuers located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the manager will consider:


     o the condition and growth potential of the various economies, industry sectors and securities markets

     o    expected levels of inflation

     o    government policies influencing business conditions

     o    currency and taxation factors

     o    other financial, social and political factors

that may have an effect on the investment climate of the companies that are located in those markets.


The Fund generally sells a stock when in the manager's opinion there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the manager believe that negative country or regional factors may affect the company's outlook, in the manager's opinion, a superior investment opportunity arises or to meet cash requirements. The manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the manager believes the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.


The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any par ticular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND


As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:


     o GEOGRAPHIC FOCUS RISK. The risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different


--------------------------------------------------------------------------------
THE EUROPEAN FOCUS FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF EUROPEAN COMPANIES.
--------------------------------------------------------------------------------

                                                   HENDERSON EUROPEAN FOCUS FUND

          countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe.


     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's net asset value (NAV) will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.


     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.


     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.


     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.


You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An invest ment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The EUROPEAN FOCUS FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to the European markets

     o are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income

HENDERSON GLOBAL EQUITY INCOME FUND


INVESTMENT OBJECTIVE

The Global Equity Income Fund's investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in US and non-US issuers.

In selecting investments, the managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.


For its investments in preferred stocks, the Fund expects to invest in preferred stocks that are rated investment grade as well as in unrated preferred stocks. For its investments in common stocks, the Fund seeks to invest in securities that the managers believe have the potential for growth of income and capital over time. The managers may shift the Fund's assets among various types of income-producing securities based on changing market conditions. The Fund may also invest in fixed income securities (including lower-quality securities commonly referred to as "junk bonds"), derivatives and equity real estate investment trusts (REITS).


Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization "value" stocks with a market capitalization greater than $1 billion (stocks of well-established, undervalued companies that the managers believe offer the potential for income and long-term capital appreciation). The managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered "growth" stocks.

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock that has declared its dividend to purchase another stock that is about to pay a dividend. By entering into a series of such trades, the Fund could augment the amount of dividend income it receives over the course of a year.

The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund's objective. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. The Fund has no specific capitalization range for foreign companies in which it will invest. The capitalization range for foreign companies will vary over time depending on the managers' ongoing assessment of market opportunities for the Fund.

The Fund will generally consider selling a security when in the managers' opinion there is a risk of significant deterioration in the company's fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the managers' opinion, a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund's dividend capture trading strategy.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund's dividend capture strategy may increase the rate of portfolio turnover. The Fund's portfolio turnover rate may be 100% or more. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

--------------------------------------------------------------------------------
THE GLOBAL EQUITY INCOME FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME AND, AS A SECONDARY OBJECTIVE, STEADY GROWTH OF CAPITAL.
--------------------------------------------------------------------------------

                                             HENDERSON GLOBAL EQUITY INCOME FUND


PRINCIPAL RISKS OF INVESTING IN THE FUND


As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:


     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.


     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.


     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


     o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.


     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.


You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


WHO SHOULD INVEST IN THE FUND?

The GLOBAL EQUITY INCOME FUND may be an appropriate investment for you if you:

     o    seek dividend income

     o    seek to grow your capital over the long-term

     o    are looking for exposure to global markets

     o are willing to accept higher risks in exchange for the potential for long-term growth


     o    want a professionally managed portfolio

HENDERSON GLOBAL OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Global Opportunities Fund's investment objective is to achieve long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in equity securities of US and non-US companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non- US companies are broadly defined to include any company that meets one of the following tests:

     o its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US

     o    50% or more of its assets are located in a country other than the US

     o    50% or more of its revenues are derived from outside of the US

The Fund has no limits on the geographic asset distribution of its investments. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund's objective. The Fund may also invest in fixed income securities, including convertible bonds.

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when in the managers' opinion there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, it fails to meet operating/ financial targets or its revenue growth has slowed. The Fund may sell a security if the managers are unable to maintain open communication with management or if there is a change in business strategy or outlook. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, in the manager's opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries, and may invest up to 15% of its net assets in illiquid securities.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently


--------------------------------------------------------------------------------
THE GLOBAL OPPORTUNITIES FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL.
--------------------------------------------------------------------------------

                                             HENDERSON GLOBAL OPPORTUNITIES FUND


          and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o EMERGING MARKETS RISK: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

     o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The GLOBAL OPPORTUNITIES FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to global markets

     o are willing to accept the risks of foreign investing and non-diversification in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income

HENDERSON GLOBAL TECHNOLOGY FUND


INVESTMENT OBJECTIVE

The Global Technology Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of technology-related companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Technology-related companies are defined as those companies that the managers believe will benefit significantly from advances or improvements in technology. Technology-related companies include those that are principally engaged in producing, developing, selling, using or distributing technology products, processes or services. Industries likely to be represented in the Fund's portfolio include, but are not limited to, computers and peripheral products, computer software, electronic systems and components, e-commerce, telecommunications, media, cable and information services, pharmaceuticals, medical devices, biotechnology, Internet and clean energy technology.

The Fund has no limits on the geographic asset distribution of its investments. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund's objective.


Although the Fund does not have a specific policy regarding investments in companies of a particular size, the managers, in an attempt to reduce portfolio risks, will invest generally in companies that have a more proven track record. The managers evaluate companies and their potential investment returns based on theme, sector and stock specific characteristics that are driven by bottom-up factors rather than on geographic regions. Country and regional allocation results from stock selection and is secondary to the process.

The Fund generally sells a stock when in the managers' opinion there is a deterioration in the company's fundamentals, there is a detrimental change in the competitive environment or the stock achieves its target price. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, in the managers' opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.


The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.


The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any par ticular size and may invest in smaller and less seasoned companies. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.


PRINCIPAL RISKS OF INVESTING IN THE FUND


As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:


     o TECHNOLOGY-RELATED COMPANIES RISK. The risk that the Fund may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.


--------------------------------------------------------------------------------
THE GLOBAL TECHNOLOGY FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF
TECHNOLOGY-RELATED COMPANIES.
--------------------------------------------------------------------------------

                                                HENDERSON GLOBAL TECHNOLOGY FUND



     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller and less seasoned companies, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.


     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.


     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An invest ment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


WHO SHOULD INVEST IN THE FUND?

The GLOBAL TECHNOLOGY FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to US and international technology markets

     o are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income

HENDERSON INDUSTRIES OF THE FUTURE FUND

INVESTMENT OBJECTIVE

The Industries of the Future Fund's investment objective is to achieve long-term growth of capital by investing in equities of companies that contribute to a sustainable and responsible global economy.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest primarily in equity securities of US and non-US companies whose goods or services provide solutions to sustainability challenges and/or contribute to a responsible global economy. Equity securities include common stocks and related securities such as preferred stock, convertible securities and depositary receipts. The managers define sustainability as contributing to a better quality of life for everyone, now and for generations to come.

The Fund has no limits on the geographic asset distribution of its investments. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund's objective. The Fund may invest in companies in any economic sector.

The managers use a process that combines multi-thematic, top-down analysis with a bottom up approach to individual security selection. Investments are made in themes identified as `Industries of the Future' which are based on sustainability trends and challenges, including but not limited to: cleaner energy, environmental service, health, and sustainable transport. The investment themes may change over time to reflect new research findings and new investment opportunities.

The managers use a variety of environmental, social and economic factors to determine whether a company qualifies as an `Industry of the Future,' including:

     o The sustainability dimension of the company's portfolio of goods or services;

     o The extent to which this is a driver of the company's future value generation;

     o The proportion of annual revenue the company derives from this sustainability theme;

     o The share of the market the company has with regard to this sustainability theme;

     o The environmental and social profile of other business activities the company is involved in; and

     o The company's corporate responsibility management practices and performance.

Security selection is based upon an opportunistic approach which seeks companies that will benefit from sustainability trends, such as environmental regulations, rising social expectations and changing market demands. Bottom-up stock selection will seek to identify companies most likely to harness the rewards of early adaptation to sustainability's challenges. Security selection will also be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company and the quality of a company's management.

The Fund generally sells a stock when in the managers' opinion there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the company no longer meets the Fund's sustainable or responsible criteria, the managers believe that negative country or regional factors may affect the company's outlook, the managers identify a superior investment opportunity, or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that are growing or expanding as long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although the total return from investments (i.e., the sum of share price appreciation and dividends) will be of greater importance in stock selection than dividends alone.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries, and may invest up to 15% of its net assets in illiquid securities.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest in multiple countries and industry groups.


--------------------------------------------------------------------------------
THE INDUSTRIES OF THE FUTURE FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITIES OF COMPANIES THAT CONTRIBUTE TO A SUSTAINABLE AND RESPONSIBLE GLOBAL ECONOMY.
--------------------------------------------------------------------------------

                                         HENDERSON INDUSTRIES OF THE FUTURE FUND


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

     o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

     o SUSTAINABILITY RISK. The Fund invests in the securities of companies that meet its "Industries of the Future" guidelines. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous for it to do so, or may sell securities for sustainability or social reasons when it might otherwise be disadvantageous for it to do so. Additionally, investing in the securities of "Industries of the Future" companies may entail greater risks than investing in a wide variety of economic themes. As a result, the performance of the Fund may be more volatile.

     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO SHOULD INVEST IN THE FUND?

The INDUSTRIES OF THE FUTURE FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o are looking for exposure to companies providing solutions to the world's social and sustainability challenges

     o    are seeking exposure to international markets

     o are willing to accept the risks of foreign investing and non-diversification in order to seek potentially higher capital appreciation

HENDERSON INTERNATIONAL OPPORTUNITIES FUND


INVESTMENT OBJECTIVE

The International Opportunities Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in equity securities of non-US companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-US companies are broadly defined to include any company that meets one of the following tests:

     o its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US

     o    50% or more of its assets are located in a country other than the US

     o    50% or more of its revenues are derived from outside of the US

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when in the managers' opinion there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, in the manager's opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any par ticular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND


As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:


     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.


     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.


     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly,


--------------------------------------------------------------------------------
THE INTERNATIONAL OPPORTUNITIES FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF NON-US COMPANIES.
--------------------------------------------------------------------------------

                                      HENDERSON INTERNATIONAL OPPORTUNITIES FUND


          which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.


     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.


You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An invest ment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


WHO SHOULD INVEST IN THE FUND?

The INTERNATIONAL OPPORTUNITIES FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to international markets

     o are willing to accept the risks of foreign investing in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income

HENDERSON JAPAN-ASIA FOCUS FUND


INVESTMENT OBJECTIVE

The Japan-Asia Focus Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of Japanese companies and secondarily through investment in equities of other Asian companies.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 75% of its net assets in equity securities of Japanese companies, and at least 80% of its net assets in equity securities of Asian companies, including Japan. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Japanese and Asian companies are broadly defined to include any company that meets one of the following tests:

     o its country of organization, its primary business office and/or the principal trading market of its stock are located in Japan or another Asian country

     o 50% or more of its assets are located in Japan or another Asian country

     o 50% or more of its revenues are derived from Japan or another Asian country

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed based upon strategic views related to the growth prospects, valuations and pricing associated with Japan and other Asian countries, as well as sectors. Assets of the Fund are allocated to teams of managers who have experience with respect to a particular geographic region.

For purposes of the Fund's investment policies, the Fund may invest in companies located in countries such as China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, as well as any other country in Asia to the extent foreign investors are permitted by applicable law to make such investments.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the managers will consider the following factors that may have an effect on the investment climate of the companies that are located in those markets:

     o the condition and growth potential of the various economies, industry sectors and securities markets

     o    expected levels of inflation

     o    government policies influencing business conditions

     o    currency and taxation factors

     o    other financial, social and political factors

The Fund generally sells a stock when in the managers' opinion there is deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, in the manager's opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND


As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The



--------------------------------------------------------------------------------
THE JAPAN-ASIA FOCUS FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITIES OF JAPANESE COMPANIES AND SECONDARILY THROUGH INVESTMENT IN EQUITIES OF OTHER ASIAN COMPANIES.
--------------------------------------------------------------------------------

                                                 HENDERSON JAPAN-ASIA FOCUS FUND


principal risks that could adversely affect the total return on your investment include:

     o GEOGRAPHIC FOCUS RISK. The risk of investing mostly in one country or geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting Japanese and Asian investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This Fund focuses on issuers in Japan and is particularly vulnerable to factors affecting the Japanese market.

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.


     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o NON-DIVERSIFICATION RISK. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

     o EMERGING MARKETS RISK. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



WHO SHOULD INVEST IN THE FUND?

The JAPAN-ASIA FOCUS FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for exposure to Japanese and Asian markets

     o are willing to accept the risks of foreign investing and non-diversification in order to seek potentially higher capital appreciation

     o    are not looking for a significant amount of current income

PERFORMANCE INFORMATION


The bar charts and tables that follow provide some indication of the risk of investing in the Funds, by showing how each Fund's performance has varied over time. For each Fund with annual returns for at least one calendar year, the bar chart shows the Fund's performance for each calendar year since its inception. The table shows how those Funds' average annual total returns compare to those of a broad-based securities market index and, for the Global Technology Fund, an additional index that more closely reflects the stocks in which the Fund invests.


The annual returns in the bar charts which follow are for each Fund's Class A shares without reflecting payment of any front-end sales charge; if they did reflect payment of sales charges, annual returns would be lower. Class B and Class C shares of the same Fund and Class R shares of the International Opportunities Fund will have annual returns similar to those of the Class A shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. However, because each class of shares has different sales charges, distribution fees and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses Summary."


Average annual returns in the tables below the bar charts reflect the imposition of the maximum front end sales charge or contingent deferred sales charge. After-tax returns are calculated using the highest historical marginal individual US federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through qualified tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Class A shares; after-tax returns for the Class B and Class C shares of the Funds and Class R shares of the International Opportunities Fund will vary from those shown.


When you consider this information, please remember that a Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

INDUSTRIES OF THE FUTURE FUND

As of the date of this Prospectus, the Industries of the Future Fund had not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.




EUROPEAN FOCUS FUND - CLASS A
TOTAL RETURN (%)
per calendar year

Bar Chart:
2002     2.24
2003    61.90
2004    37.60
2005    14.18
2006    40.69
2007    12.70



Year-to-date through 9/30/08:      (36.51)%


Best Quarter:                       28.26%     6/30/03 (quarter ended)
Worst Quarter:                     (17.43)%    9/30/02 (quarter ended)



AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2007
                                                                          1 YEAR %      5 YEAR %     SINCE INCEPTION(1) %
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                          6.22          30.61            27.92
-------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                          3.53          28.18            26.00
-------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                  5.45          26.26            24.33
-------------------------------------------------------------------------------------------------------------------------
CLASS B
Return Before Taxes                                                          7.85          31.16            28.19
-------------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                         11.85          31.23            28.18
-------------------------------------------------------------------------------------------------------------------------
MSCI Europe Index(2) (reflects no deductions for fees, expenses or taxes)   14.39          23.34            14.18
-------------------------------------------------------------------------------------------------------------------------

(1) The inception date for the Class A, Class B and Class C shares is August 31, 2001.

(2) The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets.

                                                         PERFORMANCE INFORMATION


GLOBAL EQUITY INCOME FUND-CLASS A
TOTAL RETURN (%)
per calendar year

BAR CHART:
2007    13.72

Year-to-date through 9/30/08:      (24.06)%

Best Quarter:                        6.73%     6/30/07 (quarter ended)
Worst Quarter:                      (1.42)%    12/31/07 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2007
                                                                          1 YEAR %                 SINCE INCEPTION(1) %
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                          7.23                            8.84
-----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                          6.48                            8.15
-----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                  6.40                            7.80
-----------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                         12.84                           14.11
-----------------------------------------------------------------------------------------------------------------------
MSCI World Index (2) (reflects no deduction for fees, expenses or taxes)     9.57                           10.87
-----------------------------------------------------------------------------------------------------------------------

(1)  The inception date for the Class A and Class C shares is November 30, 2006.

(2) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.



GLOBAL OPPORTUNITIES FUND-CLASS A
TOTAL RETURN (%)
per calendar year

Bar Chart:
2007    15.76

Year-to-date through 9/30/08:      (29.84)%

Best Quarter:                        7.74%     6/30/07 (quarter ended)
Worst Quarter:                       0.70%     12/31/07 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2007
                                                                          1 YEAR %                 SINCE INCEPTION(1) %
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                           9.09                        11.32
-----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                           8.88                        11.13
-----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                   6.00                         9.56
-----------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                          16.76                        18.38
-----------------------------------------------------------------------------------------------------------------------
MSCI World Index(2) (reflects no deduction for fees, expenses or taxes)       9.57                        10.87
-----------------------------------------------------------------------------------------------------------------------

(1)  The inception date for the Class A and Class C shares is November 30, 2006.

(2) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

PERFORMANCE INFORMATION

GLOBAL TECHNOLOGY FUND - CLASS A
TOTAL RETURN (%)
per calendar year

Bar Chart:
2002   (37.33)
2003    62.43
2004    13.84
2005     7.75
2006    10.36
2007    22.92


Year-to-date through 9/30/08:      (27.67)%


Best Quarter:                       28.09%     6/30/03 (quarter ended)
Worst Quarter:                     (27.27)%    9/30/02 (quarter ended)


AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2007
                                                                                  1 YEAR %      5 YEARS %   SINCE INCEPTION(1) %
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                                 15.84          20.56             9.35
--------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                 15.42          20.08             8.93
--------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                         10.51          18.01             7.96
--------------------------------------------------------------------------------------------------------------------------------
CLASS B
Return Before Taxes                                                                 17.99          21.02             9.64
--------------------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                                 21.97          21.06             9.60
--------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index(2) (reflects no deductions for fees, expenses or taxes)             5.49          12.83             6.04
--------------------------------------------------------------------------------------------------------------------------------
MSCI AC World IT Index(2) (reflects no deductions for fees, expenses or taxes)      13.85          15.39             5.58
--------------------------------------------------------------------------------------------------------------------------------

(1) The inception date for the Class A, Class B and Class C shares is August 31, 2001.

(2) The S&P 500(R) Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI AC World IT Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets. The index is comprised of 48 developed and emerging market indices.


INTERNATIONAL OPPORTUNITIES FUND - CLASS A
TOTAL RETURN (%)
per calendar year

Bar Chart:
2002   (11.27)
2003    44.17
2004    20.23
2005    16.48
2006    28.03
2007    18.38


Year-to-date through 9/30/08:      (29.69)%


Best Quarter:                       23.22%     6/30/03 (quarter ended)
Worst Quarter:                     (19.58)%    9/30/02 (quarter ended)


AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2007
                                                                                  1 YEAR %      5 YEARS %   SINCE INCEPTION(1) %
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                                  11.56          23.59            18.80
--------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                   9.06          22.43            17.87
--------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                           8.27          20.48            16.36
--------------------------------------------------------------------------------------------------------------------------------
CLASS B
Return Before Taxes                                                                  13.47          24.09            19.05
--------------------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                                  17.49          24.15            19.04
--------------------------------------------------------------------------------------------------------------------------------
CLASS R
Return Before Taxes                                                                  18.11          24.76            19.63
--------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(2) (reflects no deductions for fees, expenses or taxes)              11.63          22.08            13.26
--------------------------------------------------------------------------------------------------------------------------------

(1) The inception date for the Class A, Class B and Class C shares is August 31, 2001 and the inception date for the Class R shares is September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A Shares, adjusted for the higher expenses applicable to R shares.

(2) The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia and the Far East. The Fund may invest in emerging markets while the Index only consists of companies in developed markets.

                                                         PERFORMANCE INFORMATION

JAPAN-ASIA FOCUS FUND-CLASS A
TOTAL RETURN (%)
per calendar year

BAR CHART:
2007    (7.81)

Year-to-date through 9/30/08:      (22.82)%

Best Quarter:                        1.52%     3/31/07 (quarter ended)
Worst Quarter:                      (6.58)%    12/31/07 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2007
                                                                          1 YEAR %                  SINCE INCEPTION(1) %
------------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                        (13.10)                          (7.75)
------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                        (13.84)                          (8.16)
------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 (7.95)                          (6.62)
------------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                         (8.48)                          (5.57)
------------------------------------------------------------------------------------------------------------------------
MSCI Japan Index(2) (reflects no deductions for fees, expenses or taxes)    (4.14)                          (1.56)
------------------------------------------------------------------------------------------------------------------------

(1)  The inception date for the Class A and Class C shares is January 31, 2006.

(2) The MSCI Japan Index is a market capitalization weighted index that is designed to measure equity market performance in Japan.

FEES AND EXPENSES SUMMARY

The Funds offer different Classes of shares. Although your money will be invested the same way no matter which Class of shares you buy, there are differences among the fees and expenses associated with each Class. For more information about which share class may be right for you, see "Description of Share Classes." The following tables show the different fees and expenses that you may pay if you buy and hold the different Classes of shares of the Funds. Please note that the following information does not include fees that intermediaries may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a)

                                                        CLASS A           CLASS B          CLASS C         CLASS R (b)
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of the Offering Price)   5.75%(c)           None             None              None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
    (as a percentage of the Offering Price)              None(d)           5.00%(e)         1.00%(f)          None
--------------------------------------------------------------------------------------------------------------------------
Redemption Fee (g)
    (as a percentage of amount redeemed)                 2.00%             2.00%            2.00%             None
--------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE PAID FROM FUND ASSETS) As a percentage of average net assets

EUROPEAN FOCUS FUND
                                                        CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------------------------------------------------
Management Fees (h)                                      0.95%             0.95%            0.95%
--------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%            1.00%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses (i) (j) (k)                               0.26%             0.26%            0.26%
--------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses                             1.46%             2.21%            2.21%
--------------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITY INCOME FUND
                                                        CLASS A           CLASS C
--------------------------------------------------------------------------------------------------------------------------
Management Fees (h)                                      0.90%             0.90%
--------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses (j)(k)                                    0.29%             0.29%
--------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses                             1.44%             2.19%
--------------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement (n)                 0.04%             0.04%
--------------------------------------------------------------------------------------------------------------------------
    Net Operating Expenses (n)                           1.40%             2.15%
--------------------------------------------------------------------------------------------------------------------------

GLOBAL OPPORTUNITIES FUND
                                                        CLASS A           CLASS C
--------------------------------------------------------------------------------------------------------------------------
Management Fees (h)                                      1.10%             1.10%
--------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses (k)                                       1.77%             1.91%
--------------------------------------------------------------------------------------------------------------------------
Acquired Fund Operating Expenses (estimated
    indirect expenses of underlying funds) (l)           0.01%             0.01%
--------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (m)                         3.13%             4.02%
--------------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement (n)                 1.17%             1.31%
--------------------------------------------------------------------------------------------------------------------------
    Net Operating Expenses (m) (n)                       1.96%             2.71%
--------------------------------------------------------------------------------------------------------------------------

                                                       FEES AND EXPENSES SUMMARY


GLOBAL TECHNOLOGY FUND
                                                        CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------------------------------------------------
Management Fees (h)                                      1.00%             1.00%            1.00%
--------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%            1.00%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses (k)                                       0.32%             0.32%            0.32%
--------------------------------------------------------------------------------------------------------------------------
Acquired Fund Operating Expenses (estimated
    indirect expenses of underlying funds) (l)           0.01%             0.01%            0.01%
--------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (m)                         1.58%             2.33%            2.33%
--------------------------------------------------------------------------------------------------------------------------

INDUSTRIES OF THE FUTURE FUND
                                                        CLASS A           CLASS C
--------------------------------------------------------------------------------------------------------------------------
Management Fees (h)                                      1.00%             1.00%
--------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses (o)                                       0.78%             0.78%
--------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses                             2.03%             2.78%
--------------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement (n)                 0.08%             0.08%
--------------------------------------------------------------------------------------------------------------------------
    Net Operating Expenses (n)                           1.95%             2.70%
--------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL OPPORTUNITIES FUND
                                                        CLASS A           CLASS B          CLASS C           CLASS R
--------------------------------------------------------------------------------------------------------------------------
Management Fees (h)                                      0.99%             0.99%            0.99%             0.99%
--------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%            1.00%             0.50%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses (k)                                       0.21%             0.21%            0.21%             0.21%
--------------------------------------------------------------------------------------------------------------------------
Acquired Fund Operating Expenses (estimated)
  indirect expenses of underlying funds) (l)             0.02%             0.02%            0.02%             0.02%
--------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses (m)                         1.47%             2.22%            2.22%             1.72%
--------------------------------------------------------------------------------------------------------------------------

JAPAN-ASIA FOCUS FUND
                                                        CLASS A           CLASS C
--------------------------------------------------------------------------------------------------------------------------
Management Fees (h)                                      1.00%             1.00%
--------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses (j)(k)                                    0.50%             0.50%
--------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses                             1.75%             2.50%
--------------------------------------------------------------------------------------------------------------------------

(a) You may be charged a fee by your broker or agent if you effect transactions in Fund shares through a broker or agent.

(b)  For International Opportunities Fund only.

(c) The sales charge declines with certain increases in the amount invested. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if your Class A purchase meets certain requirements.

(d) A contingent deferred sales charge ("CDSC") of 1% is applied to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as a part of an investment of $1 million or more.

(e)  The CDSC payable upon redemption of Class B shares declines over time.

(f) A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(g) Shares redeemed within 30 days of purchase, including redemptions in connection with exchanges, may be subject to a 2% redemption fee. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Frequent Purchases and Redemptions of Fund Shares."

(h) Management fee rates will decrease at certain levels of increased assets. Please see "Management of the Funds" for the breakpoints for the management fees.

(i) Other Expenses do not correlate directly to the expense ratios reported in the Financial Highlights tables which include a non-recurring reimbursement by the Fund's Investment Adviser.

(j) Includes the Fund's share of the fees and expenses of any other fund in which the Fund invested. These fees and expenses were less than 0.01% of the average net assets of the Fund.

(k) Other Expenses are based on the most recent fiscal year-end results for the Funds.

(l) Acquired Fund Operating Expenses includes the Fund's share of the fees and expenses of any other fund in which the Fund invested.

(m) Operating Expenses do not correlate directly to the expense ratios reported in the Financial Highlights tables which do not include acquired fund fees and expenses.

(n) The Funds' adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Funds to the extent necessary to limit total annual operating expenses, less distribution and service fees, to 1.75% of a Fund's average daily net assets for the European Focus Fund, Global Technology Fund, International Opportunities Fund and Japan-Asia Focus Fund, 1.70% for the Global Opportunities Fund and the Industries of the Future Fund and 1.15% for the Global Equity Income Fund. This waiver will remain in effect through July 31, 2020 for each Fund. The Funds' Expense Limitation Agreement shall terminate either upon the termination of the Advisory Agreement or on July 31, 2020. The adviser may recover expenses reimbursed through November 30, 2009 for the Global Equity Income Fund and the Global Opportunities Fund, if the Fund's expense ratio including the recovered expenses falls below the expense limitation.

(o) Other Expenses are based on estimated amounts since the Fund has not yet completed a full fiscal year of operations.

FEES AND EXPENSES SUMMARY


EXAMPLE OF EXPENSES

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples are hypothetical; your actual costs and returns may be higher or lower. The examples assume that:


     o you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods

     o your investment has a 5% return each year and dividends and other distributions are reinvested

     o each Fund's operating expenses will remain the same and reflect contractual waivers and reimbursements for applicable periods


Based upon these assumptions*:
                            If you sell your shares,                     If you don't sell your shares,
                              your costs would be:                            your costs would be:
EUROPEAN FOCUS FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------
    Class A             715     1,011     1,328      2,226              715     1,011      1,328     2,226
------------------------------------------------------------------------------------------------------------------
    Class B             624       992     1,286      2,359              224       692      1,186     2,359
------------------------------------------------------------------------------------------------------------------
    Class C             224       692     1,186      2,549              224       692      1,186     2,549
------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY INCOME FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------
    Class A             709       993     1,298      2,163              709       993      1,298     2,163
------------------------------------------------------------------------------------------------------------------
    Class C             218       673     1,155      2,487              218       673      1,155     2,487
------------------------------------------------------------------------------------------------------------------
GLOBAL OPPORTUNITIES FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------
    Class A             763     1,155     1,572      2,733              763     1,155      1,572     2,733
------------------------------------------------------------------------------------------------------------------
    Class C             274       842     1,436      3,045              274       842      1,436     3,045
------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------
    Class A             726     1,045     1,387      2,350              726     1,045      1,387     2,350
------------------------------------------------------------------------------------------------------------------
    Class B             636     1,028     1,346      2,483              236       728      1,246     2,483
------------------------------------------------------------------------------------------------------------------
    Class C             236       728     1,246      2,670              236       728      1,246     2,670
------------------------------------------------------------------------------------------------------------------
INDUSTRIES OF THE FUTURE FUND
                      1-YEAR   3-YEAR                                 1-YEAR   3-YEAR
------------------------------------------------------------------------------------------------------------------
    Class A             762     1,152                                   762     1,152
------------------------------------------------------------------------------------------------------------------
    Class C             273       839                                   273       839
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------
    Class A             716     1,013     1,333      2,236              716     1,013      1,333     2,236
------------------------------------------------------------------------------------------------------------------
    Class B             625       995     1,291      2,369              225       695      1,191     2,369
------------------------------------------------------------------------------------------------------------------
    Class C             225       695     1,191      2,559              225       695      1,191     2,559
------------------------------------------------------------------------------------------------------------------
    Class R             175       542       934      2,035              175       542        934     2,035
------------------------------------------------------------------------------------------------------------------
JAPAN-ASIA FOCUS FUND
                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------
    Class A             743     1,095     1,470      2,523              743     1,095      1,470     2,523
------------------------------------------------------------------------------------------------------------------
    Class C             253       779     1,331      2,840              253       779      1,331     2,840
------------------------------------------------------------------------------------------------------------------

* The expense examples above assume that the Adviser's agreement to waive fees and/or reimburse expenses expires on July 31, 2020. The expense examples also reflect the conversion of Class B shares to Class A shares after 8 years.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES


ALL FUNDS:

TEMPORARY DEFENSIVE INVESTMENTS. As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of US and non-US issuers, or hold cash. A Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to a Fund's primary investments when the managers believe it is advisable to do so, or to meet anticipated levels of redemption. Each Fund will normally invest a portion of its portfolio in US dollars or short-term interest bearing US dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund's ability to meet its investment objective.

DERIVATIVES. The Funds may use derivatives including forwards, options, contracts for differences, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index. To the extent a Fund purchases derivatives, they will typically be used for hedging purposes; however, the Global Equity Income Fund may enter into futures contracts for non-hedging purposes to enhance potential gain. Using derivatives, especially for non-hedging purposes, may involve greater risks to the Funds, than investing directly in securities.

INVESTMENT RISKS


ALL FUNDS:

     o COMMON STOCK RISK. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

          The Funds may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers' assessment of the prospects for a company's earnings growth is wrong, or if the managers' judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that a manager has placed on it.

          Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that a manager has placed on it.

          DERIVATIVES RISK. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the managers' ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.


          Other risks arise from the managers' potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

          In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund's assets are committed to derivatives in general or are invested in a few types of derivatives.


     o FOREIGN INVESTMENTS. Foreign investments involve special risks, including:

          o Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


               may be affected by changes in exchange rates between foreign currencies and the US dollar.

          o Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

          o Unreliable or untimely information: There may be less information publicly available about a foreign company than about most US companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.

          o Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US.

          o Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most US investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value a Fund's foreign investments.

          o Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

          o Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable US companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

          o Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain "qualified foreign corporations" may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to a Fund's foreign investments, as described in the statement of additional information (SAI).


Each Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded in US markets and are U.S. dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the US for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.


DEFENSIVE INVESTMENT STRATEGIES. In addition, each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund's defensive investment position may not be effective in protecting its value.


SECURITIES LOANS. The Funds may make secured loans of their portfolio securities amounting to not more than 331/3% of their total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS



Funds retain the right to call the loans at any time on reasonable notice, and they will do so in order that the securities may be voted by the Funds if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Funds may also call such loans in order to sell the securities involved.

IMPACT OF ACTIONS BY OTHER SHAREHOLDERS. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund's distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund's shareholders subject to income tax.


GLOBAL EQUITY INCOME FUND:


     REIT RISK. The Global Equity Income Fund may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act. Dividends received by the Fund from REITs are not expected to qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.


     INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as prepayment risk and may reduce the Fund's income. During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security's duration and reduce the value of the debt security. This is known as extension risk.

     CREDIT/DEFAULT RISK. The risk that one or more debt securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

     HIGH YIELD SECURITIES RISK. High yield securities (including lower-quality securities, commonly referred to as "junk bonds") are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating eco nomic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

     ISSUER RISK. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. The market price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

     LIQUIDITY RISK. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.


     INFLATION RISK. The risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money.


     REINVESTMENT RISK. Income from the Fund's portfolio will decline if and when the Fund invests the pro-

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


     ceeds from matured, traded or called debt securities at market interest rates that are below the portfolio's current earnings rate.

     ZERO-COUPON BONDS RISK. Zero coupon bonds are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally subject to the same risks as high yield securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment.


     OVERWEIGHTING IN CERTAIN MARKET SECTORS RISK. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the managers' perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

     CHANGES IN POLICIES. The Funds' Trustees may change a Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the (i) European Focus Fund's policy to invest at least 80% of its net assets in equity securities of European companies (ii) Global Technology Fund's policy to invest at least 80% of its net assets in equity securities of technology-related companies and (iii) Japan-Asia Focus Fund's policy to invest at least 80% of its net assets in equity securities of Asian companies, including Japan, the Funds will give shareholders at least 60 days notice of any change to these policies.


     ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds' SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)


     DISCLOSURE OF PORTFOLIO HOLDINGS The Funds' SAI includes a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings.



28

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER AND SUBADVISER


Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago IL, 60611, referred to herein as "the Adviser," is the Funds' investment adviser. Henderson Investment Management Limited, 201 Bishopsgate, London UK EC2M 2DA, referred to herein as "Henderson," is the subadviser for the Funds. The Adviser and Henderson are indirect, wholly-owned subsidiaries of Henderson Group plc and, together with their subsidiaries, are referred to as "Henderson Global Investors" in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 2DA, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.


The Adviser provides services and facilities to the Funds. For the most recent fiscal year, each Fund paid the Adviser a monthly fee at an annual rate of each Fund's average net assets as set forth below:


    European Focus Fund
               1.00% for the first $500 million;
               0.90% for the next $1 billion; and
               0.85% for the balance thereafter.
    Global Equity Income Fund
               0.90% for the first $500 million;
               0.80% for the next $500 million;
               0.70% for the next $500 million; and
               0.60% for the balance thereafter.
    Global Opportunities Fund
               1.10% for the first $1 billion;
               0.95% for the next $1 billion; and
               0.85% for the balance thereafter.
    Global Technology Fund
               1.00% for the first $500 million;
               0.95% for the next $500 million; and
               0.90% for the balance thereafter.
    Industries of the Future Fund
               1.00% for the first $500 million;
               0.90% for the next $1 billion; and
               0.85% for the balance thereafter.
    International Opportunities Fund
               1.10% for the first $1 billion;
               0.95% for the next $1 billion; and
               0.85% for the balance thereafter.
    Japan-Asia Focus Fund
               1.00% for the first $500 million;
               0.90% for the next $1 billion; and
               0.85% for the balance thereafter.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements for all of the Funds, except Industries of the Future Fund, is available in the Funds' Annual Report dated July 31, 2008. For Industries of the Future Fund, a discussion regarding the basis for the Board of Trustees approval of the investment advisory agreements for the Fund will be available in the Fund's Semi-Annual Report dated January 31, 2009.


PORTFOLIO MANAGERS

EUROPEAN FOCUS FUND

Stephen Peak, Head of Henderson's European specialist equities team (since
1998), is the lead portfolio manager for the Fund. Mr. Peak joined Henderson Global Investors in 1986 and has more than 25 years of experience in investment management and research. Mr. Peak manages several European equity funds and is supported by a team of regional and sector specialists. Mr. Peak has been the Fund's portfolio manager since its inception.

GLOBAL EQUITY INCOME FUND

Alex Crooke is Director of Value and Income. He joined Henderson in 1994 as Associate Director of Investment Trusts. Mr. Crooke has over 15 years of investment industry experience.


Job Curtis is Director of Value and Income. He joined Touche Remnant Investment Management as a Portfolio Manager in 1987, which was subsequently purchased by Henderson Global Investors in 1992. Mr. Curtis has over 20 years of investment management experience.

GLOBAL OPPORTUNITIES FUND

Manraj Sekhon is primarily responsible for the management of the Fund and acts as the lead portfolio manager. Mr. Sekhon is Head of International Equities at Henderson Global Investors. Mr. Sekhon joined Henderson in 2003. Previously, he served as Deputy Head of Global Equities at Invesco Asset Management. Mr. Sekhon has over 12 years of experience in the investment management industry.

GLOBAL TECHNOLOGY FUND

Ian Warmerdam is the portfolio manager for the Fund. Mr. Warmerdam joined Henderson Global Investors as Fund Manager, Technology Investment in 2001. Previously, Mr. Warmerdam was an Investment Manager at Scottish Widows Investment Partnership (2000-2001) and was a U.S. equity investment analyst at Scottish Life (1996-2000). Mr.

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MANAGEMENT OF THE FUNDS



Warmerdam is a Co-Head of Technology at Henderson Global Investors.

Stuart O'Gorman provides advice on the Fund to Mr. Warmerdam. Mr. O'Gorman joined Henderson Global Investors as Co-Head of Technology in 2001. Prior to joining Henderson, Mr. O'Gorman was employed by Scottish Equitable Asset Management where he co-managed the Scottish Equitable Technology Fund (1999-2000) and served as an investment analyst (1996-1999).

INDUSTRIES OF THE FUTURE FUND

Tim Dieppe, Director of SRI Funds, is primarily responsible for the management of the Fund and is the lead portfolio manager for the Fund. Mr. Dieppe manages the Henderson range of global sustainable and responsible investment ("SRI") funds and has particular responsibility for directing Henderson's multi-thematic "Industries of the Future" investment process for several funds and the "Industries of the Future" portions of Henderson's other pooled and segregated SRI accounts. He joined Henderson from AMP Asset Management when it merged with Henderson in 1998. He also has experience as a sector analyst and was a Reuters rated UK larger company analyst for three years. Tim has over 15 years of industry experience.

INTERNATIONAL OPPORTUNITIES FUND

The Fund is managed by a team of portfolio managers. Iain Clark, the Fund's asset allocation strategist, generally oversees the management of the Fund and specifically oversees the allocation of the Fund's assets among countries, regions and sectors. Individual members of the team manage the Fund's investments in specific countries, regions and sectors as outlined below.

Asset Allocation Strategists - Iain Clark is the Chief Investment Officer of Henderson. Mr. Clark joined Henderson Global Investors in 1985 and has over 30 years of investment management experience. Mr. Clark was also Chief Investment Officer of Seligman Henderson (1992 to 2000). Mr. Clark has managed several funds for Henderson Global Investors.

Bill McQuaker is Director of Multi-Manager Investments at Henderson Global Investors. He joined the firm in 2005 to head the Multi-Manager team, following an extensive career in investment banking at Credit Suisse First Boston and at Natwest Securities. Mr. McQuaker has over 20 years of experience in the investment management industry.

Europe - Stephen Peak has managed a European portion of the International Opportunities Fund since the Fund's inception. Mr. Peak's biography is included in the European Focus Fund's Portfolio Manager description above.

Global Technology - Ian Warmerdam and Stuart O'Gorman have been members of the Fund's investment management team since its inception. Their biographies are included in the Global Technology Fund's Portfolio Managers descriptions above.


Europe - Tim Stevenson is Director, European Equities (since 1991). Mr. Stevenson joined Henderson Global Investors in 1986 and was appointed Fund manager, Europe with responsibility for overseas clients. He has over 22 years of investment industry experience and manages several funds for Henderson Global Investors. Mr. Stevenson has been a member of the Fund's management team since 2002.


Japan - Michael Wood-Martin is the portfolio manager of the Japanese sub-portfolio of the Fund. Mr. Wood-Martin has 21 years of experience in the investment field and has spent the majority of his investment career specializing in Japanese equities. Mr. Wood-Martin began his investment career at Henderson Global Investors in 1987. He became a Japanese Fund manager in 1991, at which time he moved to Tokyo to work in the Henderson Japan office. He returned to the London office in 1995 and has been involved in running active Japanese equity portfolios since.

Asia Pacific - Andrew Mattock and Michael Kerley are the co-portfolio managers of the Asia Pacific sector. Mr. Mattock is a Fund Manager at Henderson Global Investors and joined the firm in 1999. He joined the Asian ex Japan team in 2000 and then transferred to the Singapore office in 2005. Mr. Mattock has over 10 years of experience in the financial industry.

Michael Kerley joined Henderson Global Investors in 2004 as a Fund Manager on the Pacific Equities team. Previously, Mr. Kerley was Director of Pacific Basin Equities at ISIS Asset Management Limited (2003-2004), and prior to that was a Fund Manager of Global Equities and then Emerging Market Equities at Invesco Asset Management (1994-2003). He began his career at Invesco in 1985 and has more than 21 years of investment management experience.


JAPAN-ASIA FOCUS FUND

The Fund is managed by a team of portfolio managers. Iain Clark, the Fund's asset allocation strategist, generally oversees the management of the Fund and specifically oversees the allocation of the Fund's assets among countries, regions and sectors. Individual members of the team manage the Fund's investments in specific countries, regions and sectors as outlined below.


Asset Allocation Strategist - lain Clark has been a member of the Fund's management team since its inception. His biography is included in the International Opportunities Fund's Portfolio Manager descriptions above.

Japan - Michael Wood-Martin is the portfolio manager of the Japanese sub-portfolio of the Fund. His biography is

                                                         MANAGEMENT OF THE FUNDS



included in the International Opportunities Fund's Portfolio Manager descriptions above.

Asia Pacific - Michael Kerley is the portfolio manager of the Asia Pacific sub-portfolio of the Fund. His biography is included in the International Opportunities Fund's Portfolio Manager description.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

DESCRIPTION OF SHARE CLASSES


The European Focus, Global Technology and International Opportunities Funds offer Class A, Class B and Class C shares through this Prospectus. The Global Equity Income, Global Opportunities, Industries of the Future and Japan-Asia Focus Funds offer Class A and Class C shares through this Prospectus. The International Opportunities Fund also offers Class R shares through this Prospectus. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares and the level of services you receive from your financial adviser. The Funds (except Global Opportunities and Japan-Asia Focus) expect to offer an additional class of shares designed for accounts held through certain financial intermediares offering fee-based wrap or transaction fee programs. As of the date of this Prospectus, this share class is not available for purchase and these shares are not offered under this Prospectus. The Funds (except Global Opportunities and Japan-Asia Focus) expect to offer these shares on or about February 28, 2009 to clients of certain financial intermediaries who have an agreement with the Adviser or Distributor specific to this share class. Here is a summary of the differences among the Classes of shares:


CLASS A SHARES (all Funds)

     o front end sales charge. There are several ways to reduce these sales charges

     o    lower annual expenses than Class B, Class C and Class R shares

     o no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment

     o Class A shares pay distribution and service fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under "Sales Charge Waivers - Class A Shares."


CLASS B SHARES (all Funds except Global Equity Income, Global Opportunities, Industries of the Future and Japan-Asia Focus Funds)


     o no front end sales charge. All your money goes to work for you right away

     o    individual purchase transactions are limited to amounts less than
          $100,000

     o    higher annual expenses than Class A shares

     o    a CDSC on shares you sell within six years of purchase

     o automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses

     o Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually

     o    CDSC is waived for certain types of redemptions

CLASS C SHARES (all Funds)

     o no front end sales charge. All your money goes to work for you right away

     o individual purchase transactions are limited to amounts less than $1,000,000

     o a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter

     o    shares do not convert to another Class

     o    higher annual expenses than Class A shares

     o Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

     o    CDSC is waived for certain types of redemptions

Class B and Class C shares are not intended for purchase in amounts equal to or greater than $100,000 and $1,000,000, respectively. You and/or your financial adviser are responsible for ensuring that your investment in Class B or Class C shares does not exceed those limits. The Funds cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class B or Class C shares to exceed the limits imposed on individual transactions.

CLASS R SHARES (International Opportunities Fund only)

     o available for purchase exclusively by investors through employer-sponsored benefit or retirement plans held in plan level or omnibus accounts maintained by the retirement plan administrator or recordkeeper

     o    IRA accounts are not eligible for Class R shares

     o no front end sales charge. All your money goes to work for you right away

     o higher annual expenses than Class A shares; lower annual expenses than Class B and Class C shares

     o    no CDSC

     o    shares do not convert to another Class

     o Class R shares pay distribution and service fees at the annual rate of 0.50% of average daily net assets


Each investor's financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is



--------------------------------------------------------------------------------
THE CLASS OF SHARES THAT IS BEST FOR YOU DEPENDS ON A NUMBER OF FACTORS, INCLUDING THE AMOUNT YOU PLAN TO INVEST AND HOW LONG YOU PLAN TO HOLD THE SHARES.
--------------------------------------------------------------------------------

                                                    DESCRIPTION OF SHARE CLASSES



best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:


     o    how long you expect to own the shares

     o    how much you intend to invest


     o total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses


     o    whether you qualify for any reduction or waiver of sales charges

     o    whether you plan to take any distributions in the near future

     o    availability of share Classes

     o    how share Classes affect payments to your financial adviser

Please see the heading "Contingent Deferred Sales Charge" for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with "shelf space" or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting access to the third party firm's sales force; granting access to the third party firm's conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of a Fund. These payments are often referred to as "revenue sharing" payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Funds may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they affect transactions through them.

APPLICABLE SALES CHARGE - CLASS A SHARES


You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

                                                                                                         DEALER
                                                                            SALES CHARGE*              REALLOWANCE
                                                                          AS PERCENTAGE OF:                AS A
                                                                      -----------------------           PERCENTAGE
                                                                      OFFERING     NET AMOUNT             OF THE
AMOUNT OF PURCHASE                                                      PRICE       INVESTED          OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------------
Less than $50,000                                                       5.75%         6.10%                5.00%
-----------------------------------------------------------------------------------------------------------------------
$50,000 but
  less than $100,000                                                    4.75%         4.99%                4.50%
-----------------------------------------------------------------------------------------------------------------------
$100,000 but
  less than $250,000                                                    4.00%         4.17%                3.75%
-----------------------------------------------------------------------------------------------------------------------
$250,000 but
  less than $500,000                                                    3.00%         3.09%                2.75%
-----------------------------------------------------------------------------------------------------------------------
$500,000 but
  less than $1,000,000                                                  2.20%         2.25%                1.95%
-----------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                     None**        None**               None***
-----------------------------------------------------------------------------------------------------------------------


  * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

 ** No initial sales charge applies on investments of $1 million or more.
    However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.


*** Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under "Sales Charge Waivers - Class A Shares" are not eligible for sales commissions on purchases of $1 million or more.

DESCRIPTION OF SHARE CLASSES


YOU MAY BE ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.

SALES CHARGE REDUCTIONS - CLASS A SHARES

You may qualify for reduced sales charges in the following cases:

     o LETTER OF INTENT. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

          You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds' custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.


     o RIGHTS OF ACCUMULATION. The value of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on the previous page). For purposes of obtaining a breakpoint discount, a member of your "immediate family" includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:


          o    Individual accounts

          o    Joint accounts between the individuals described above

          o    Certain fiduciary accounts

          o    Single participant retirement plans

          o    Solely controlled business accounts

          Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

          For example, if you own Class A shares of the International Opportunities Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase (sales load of each Fund will vary). Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund's shares.

For further information on sales charges, please visit www.hendersonglobalinvestors.com (click on the link titled "Sales Charge Information" in the Mutual Funds section), call 866.3HENDERSON (or 866.343.6337) or consult with your financial adviser.

SALES CHARGE WAIVERS - CLASS A SHARES

The Funds will waive the initial sales charge on Class A shares for the following types of purchases:

     1.   Dividend reinvestment programs

     2. Purchase by any other investment company in connection with the combination of such com pany with a Fund by merger, acquisition of assets or otherwise


     3. Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Henderson Global Fund, provided the reinvestment is made within 90 days of the redemption

     4. Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more


     5. Purchase by a unit investment trust registered under the 1940 Act which has shares of a Fund as a principal investment


     6. Purchase by a financial institution purchasing Class A shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by Foreside Fund Services, LLC, the Funds' distributor ("Distributor")

     7. Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master

                                                    DESCRIPTION OF SHARE CLASSES


          account of such investment adviser or financial planner on the books and records of a broker or agent


     8. Purchases of an employer-sponsored retirement or benefit plan defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a "rabbi trust" provided that:


          o    the plan's assets are at least $1,000,000; or

          o there are at least 100 employees eligible to participate in the plan


          Employer-sponsored retirement plans that invested in Class A shares without any sales charge before November 30, 2006, and that continue to meet the eligibility requirements in effect as of the date of the initial purchase, may continue to purchase Class A shares without any sales charge.

     9. Purchase by all current and certain former employees of the Adviser, its affiliates or an entity with a selling agreement with the Distributor to sell the Funds' shares


     10.  Purchase by a current or former Trustee of the Funds

     11.  Any member of the immediate family of a person qualifying under (9) or
          (10), including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships

     12. Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose.

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3HENDERSON (or 866.343.6337).

APPLICABLE SALES CHARGE - CLASS B SHARES

You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under "Contingent Deferred Sales Charge."


Brokers that initiate and are responsible for purchases of such Class B shares of that Fund may receive a sales commission at the time of sale of up to 4.00% of the purchase price of Class B shares of a Fund.


CONVERSION FEATURE -- CLASS B SHARES:

     o Class B shares of a Fund automatically convert to Class A shares of that Fund eight years after you acquired such shares. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."

     o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

     o You will not pay any sales charge or fees when your shares convert into Class A shares of that Fund, nor will the transaction be subject to federal income tax.


     o If you exchange Class B shares of one Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in the recognition of a gain or loss for federal income tax purposes.


     o The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

The Board of Trustees may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board of Trustees determines that such suspension is likely to continue for a substantial period of time, it will create another Class of shares into which Class B shares are convertible.

APPLICABLE SALES CHARGE - CLASS C SHARES

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.


Brokers that initiate and are responsible for purchases of such Class C shares of that Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of a Fund.


CONTINGENT DEFERRED SALES CHARGE (CDSC)

You pay a CDSC when you redeem:

     o Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase

     o    Class B shares within six years of purchase

     o    Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows.

YEARS SINCE PURCHASE                           CDSC
First..........................................5.00%
Second.........................................4.00%
Third..........................................4.00%
Fourth.........................................3.00%

Fifth..........................................2.00%
Sixth..........................................1.00%
Seventh and thereafter.........................0.00%

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund of which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

DESCRIPTION OF SHARE CLASSES



You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the third year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).


CDSC WAIVERS

The Funds will waive the CDSC payable upon redemptions of shares for:


     o death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability


     o benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans


     o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan


     o withdrawals under a Fund's systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

     o    redemptions initiated by the Funds

     o redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper

     o redemptions of Class A shares where no broker was compensated by the Distributor for the sale.

CDSC AGING SCHEDULE

As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.


The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.


DISTRIBUTION AND SERVICE FEES

The Funds have adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of a Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

     o Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

     o Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

     o Class R shares pay a 12b-1 fee at the annual rate of 0.50% of the average daily net assets of the Fund.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares by financing the costs of advancing brokerage commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A and Class R shares.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


You may purchase, exchange and redeem Class A, Class B, Class C and Class R shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs." The Funds reserve the right to modify the following policies at any time and to reject any investment for any reason.


HOW TO PURCHASE AND REDEEM CLASS R SHARES

Class R share participants in retirement plans must contact the plan's administrator to purchase or redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

HOW TO PURCHASE CLASS A, CLASS B AND CLASS C SHARES
INITIAL PURCHASE

Investment Minimums:
                                                       MINIMUM TO OPEN   MINIMUM
TYPE OF ACCOUNT                                          AN ACCOUNT      BALANCE
--------------------------------------------------------------------------------
Regular                                                     $500          $500
--------------------------------------------------------------------------------
IRA and Roth IRA                                            $500          $500
--------------------------------------------------------------------------------
Coverdell Education Savings Account (Educational IRA)       $500          $500
--------------------------------------------------------------------------------
Automatic Investment Plan                                   $500          $500
--------------------------------------------------------------------------------

Except as noted below, the Funds require that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from a Fund.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Fund's investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Funds and employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.


When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Funds' share Class are appropriate for you. In addition, consider the Fund's investment objectives, principal investment strategies and principal risks as well as factors listed under "Description of Share Classes" to determine which Fund and share Class is most appropriate for your situation.


OPENING YOUR ACCOUNT

You can open a new account in any of the following ways:

     o FINANCIAL ADVISER. You can establish an account by having your financial adviser process your purchase.

     o COMPLETE THE APPLICATION. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


      OVERNIGHT MAIL
      Boston Financial Data Services
      c/o Henderson Global Funds
      30 Dan Road
      Canton, MA 02021-2809
      866.3HENDERSON (or 866.343.6337)

Current shareholders may open a new identically registered account by one of the following methods:


     o TELEPHONE EXCHANGE PLAN. You may exchange $500 or more from your existing account to another Henderson Global Fund account.


     o WIRE. Call 866.3HENDERSON (or 866.343.6337) to arrange for this transaction:

          State Street Bank and Trust Company
          Attn: Mutual Funds
          Boston, MA 02110
          ABA # 0110-0002-8
          Attn: Henderson Global Funds
          Deposit DDA #9905-541-0
          FBO: (please specify the Fund name, account number and name(s) on account);

You must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

     o    Account Registration

     o    Dealer Number

     o    Branch and Rep Number

     o    Dealer Account Number (BIN)

     o    Matrix level

     o    Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Funds do not accept foreign correspondent or foreign private banking accounts.

ADDING TO YOUR ACCOUNT

There are several easy ways you can make additional investments to any Fund in your account:

     o    ask your financial adviser to purchase shares on your behalf

     o    send a check with the returnable portion of your statement

     o wire additional investments through your bank using the wire instructions as detailed above

     o authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse. You may elect this privilege on your account application or through a written request

     o    exchange shares from another Fund


     o through an Automatic Investment Plan (please see "Investor Services and Programs - Purchase and Redemption Programs for Class A, Class B and Class C Shares" for details)


HOW TO EXCHANGE CLASS A, CLASS B AND CLASS C SHARES


You can exchange your shares for shares of the same Class of other Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. Please note that a share exchange is a taxable event for federal income tax purposes. To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Shares exchanged between funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under "Frequent Purchases and Redemptions of Fund Shares."


HOW TO REDEEM CLASS A, CLASS B AND CLASS C SHARES


You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. A Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. "Good order" means shareholder services has received a letter with the name of your fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.


Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, a Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

REDEEMING THROUGH YOUR FINANCIAL ADVISER

You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

     o BY TELEPHONE. You can call shareholder services at 866.3HENDERSON (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

     o BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

          OVERNIGHT MAIL
          Boston Financial Data Services
          c/o Henderson Global Funds
          30 Dan Road
          Canton, MA 02021-2809
          866.3HENDERSON (or 866.343.6337)

     o BY WIRE AND/OR ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

          Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

SIGNATURE GUARANTEE / ADDITIONAL DOCUMENTATION

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     o You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

     o    You want to redeem more than $200,000 in shares

     o You want your redemption check mailed to an address other than the address on your account registration

     o    Your address of record was changed within the past 30 days


     o You want to redeem shares, and you instruct a Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

     o Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)


OTHER CONSIDERATIONS

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The Funds do not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Funds reserve the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.


Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

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HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


ANTI-MONEY LAUNDERING LAWS. The Funds are required to comply with certain federal anti-money laundering laws and regulations. The Funds may be required to "freeze" the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Funds may be required to transfer the account or the proceeds of the account to a government agency.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Funds receive purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy. In certain instances, intermediaries may be unable to implement these policies or, may not be able to implement them in the same manner as the Funds due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under "Other Considerations--Right to Reject or Restrict Purchase and Exchange Orders," the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to a Fund and its shareholders, the Fund may, at its sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common or related ownership or control.

The Funds' Board of Trustees has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Funds include: reviewing significant or unusual transactions or patterns of activity and fair valuing a Fund's investments when appropriate (see "Other Information - Pricing of Fund Shares" below).


In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds' consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. The Funds' ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. IF YOU PURCHASE FUND SHARES THROUGH A FINANCIAL INTERMEDIARY, YOU SHOULD CONTACT THE INTERMEDIARY FOR MORE INFORMATION ABOUT WHETHER AND HOW RESTRICTIONS OR LIMITATIONS ON TRADING ACTIVITY WILL BE APPLIED TO YOUR ACCOUNT.

Class A, Class B and Class C shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00% of the redemption proceeds that will be deducted from those proceeds. Class R shares are not subject to a redemption fee. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares you redeem exceeds the number of Fund shares that you have held for more than 30 days. In determining whether the minimum 30-day holding period has been met, only the period during which you have held shares of the Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The Funds reserve the right to waive the 2.00% redemption fee on a case-by-case basis. The 2.00% redemption fee will not be charged on transactions involving the following:

     o Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

     o Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or require waiver of redemption fees as a condition for inclusion in the program;


     o Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Code where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a written agreement to provide data to assist the Funds in monitoring for excessive trading;


     o Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Funds;

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


     o Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

     o Total or partial redemption of shares acquired though reinvestment of dividends;

     o Total or partial redemptions of shares by registered management investment companies that have an agreement with the Adviser or Distributor for that purpose; or

     o    Redemptions initiated by a Fund.

For shares purchased through a financial intermediary, shareholders should contact their financial intermediary for more information on whether the redemption fee is applied to their shares. In some cases, financial intermediaries investing wrap account assets through an omnibus account may charge the 2.00% redemption fee but apply operational policies or procedures that are more or less restrictive than those of the Funds.

In addition to the redemption fee described above, your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.


You are permitted to make exchanges between the Class A, Class B and Class C shares of the Funds; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange (i) out of one Henderson Global Fund into another Henderson Global Fund or the Monarch Daily Assets Cash Fund or
(ii) out of the Monarch Daily Assets Cash Fund into a Henderson Global Fund.

REINSTATEMENT PRIVILEGE. Once a year, you may decide to reinstate Class A, Class B and Class C shares that you have redeemed within the past 90 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

IN-KIND DISTRIBUTIONS. The Funds reserve the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that a Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Funds have elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of a Fund's net assets, whichever is less.

INVESTOR SERVICES AND PROGRAMS

As a shareholder of a Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:


     o Dividend and net capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

     o Dividend distributions in cash; net capital gain distributions reinvested in additional shares of the same Fund

     o    Dividend and net capital gain distributions in cash

     o Dividend and net capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice

     o Dividends and distributions earned by Class R share participants in retirement plans will be automatically reinvested in additional shares of the same Fund.


Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See "Other Information- Distributions-Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PURCHASE AND REDEMPTION PROGRAMS FOR CLASS A, CLASS B AND CLASS C SHARES

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class B and Class C shares, without extra charge.

AUTOMATIC INVESTMENT PLAN. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Fund for shares of the same Class of other Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Fund.


SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days notice.


EXCHANGE PLAN FOR CLASS A, CLASS B AND CLASS C SHARES


The Funds offer an exchange plan for Class A, Class B and Class C Shares between the Funds and the Daily Assets Cash Fund, a series of the Monarch Funds. You may exchange your Fund shares for shares of the Daily Assets Cash Fund or exchange into a Fund from the Daily Assets Cash Fund on any day when BOTH the NYSE and the Federal Reserve Bank are open. All exchanges are made at the NAV per share calculated on the business day the exchange request was received;



--------------------------------------------------------------------------------
AS A SHAREHOLDER OF A FUND, YOU HAVE AVAILABLE TO YOU A NUMBER OF SERVICES AND INVESTMENT PROGRAMS.
--------------------------------------------------------------------------------


42

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                                                  INVESTOR SERVICES AND PROGRAMS



however, to be effective on that date, a request to exchange in or out of the Daily Assets Cash Fund must be received by the purchase or redemption cutoff time described in the Daily Assets Cash Fund's prospectus, a copy of which can be obtained for free from us by calling 866.343.6337. Shares exchanged into the Daily Assets Cash Fund are entitled to receive distributions beginning the day following the exchange. Shares exchanged out of the Daily Assets Cash Fund are entitled to receive distributions for the time the shares were held, payable on the last business day of each month.


THIS EXCHANGE PLAN IS ONLY AVAILABLE THROUGH CERTAIN DEALERS AUTHORIZED BY THE HENDERSON GLOBAL FUNDS AT THEIR SOLE DISCRETION AND WE MAY REJECT ANY EXCHANGE REQUEST IF WE THINK ACCEPTING IT WOULD BE HARMFUL TO THE FUNDS OR TO THEIR EXISTING SHAREHOLDERS.

There is no fee to exchange shares; however, shares exchanged from the Funds into the Daily Assets Cash Fund within 30 days of purchase may be subject to a 2.00% redemption fee. These policies are previously described under "How to Purchase, Exchange and Redeem Shares - Other Considerations - Frequent Purchases and Redemptions of Fund Shares." For purposes of determining whether you qualify for a reduced sales charge under "Description of Share Classes - Sales Charge Reductions - Class A Shares", the value of your Class A shares held will include the value of your Investor Shares held in the Daily Assets Cash Fund. For purposes of computing the CDSC for Class B and Class C shares, the length of time you have owned your shares will be measured from the date of original purchase and will include the time that you held shares of the Daily Assets Cash Fund.


Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes. For more information about exchanging out of the Daily Assets Cash Fund, you should consult the Daily Assets Cash Fund's prospectus.

OTHER INFORMATION


PRICING OF FUND SHARES

The price of each Class of a Fund's shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values, or at a fair value, if current market values are not readily available.


Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company's holdings or trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of a Fund's NAV. In addition, changes in values in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Funds' fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by a Fund to a significant extent. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.


The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board of Trustees has adopted procedures for valuing the Funds' securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Funds at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

     o shareholder services' close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

     o the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee.

The Funds invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Funds do not price their shares. Therefore, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem its shares.

DISTRIBUTIONS


Each Fund (except the Global Equity Income Fund) intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually.

The Global Equity Income Fund intends to declare dividends of all or a portion of its net investment income monthly to shareholders. Dividends and distributions may be payable monthly in cash or additional shares, with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the

                                                               OTHER INFORMATION



Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All or substantially all net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. While the Fund will attempt to maintain a stable level of distributions, the Fund will still attempt to comply with Subchapter M of the Code.

See "Investor Services and Programs -- Distribution Options" for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Funds or received in cash.

UNDELIVERABLE DISTRIBUTIONS

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as "undeliverable" or remains uncashed for six months, a Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

FEDERAL INCOME TAX CONSIDERATIONS


The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in a Fund may have on your particular tax situation.


TAXABILITY OF DISTRIBUTIONS. As long as a Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class A, Class B and Class C shares (other than tax-exempt holders such as qualified retirement plans) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than "qualified dividend income," are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as net capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%. Distributions designated as "qualified dividend income" are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by a Fund from most REITs and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Dividends paid in January may be taxable as if they had been paid to shareholders during the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as "qualified dividend income."

Dividends and distributions on Class R shares will generally not be subject to current federal income taxation provided such shares are held in a qualified tax-deferred retirement plan. Distributions to you from a qualified tax-deferred retirement plan, however, will generally be subject to federal income tax and possibly federal withholding tax. Please consult with your Plan Administrator regarding the tax status of your retirement plan.

Fund distributions will reduce a Fund's NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

A Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from that Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

As discussed under "Fund Summaries-Principal Risks of Investing in the Fund," high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Funds. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

WITHHOLDING. Each Fund is required in certain circumstances to apply backup withholding at the rate of 28% on dividends and redemption proceeds paid to any

OTHER INFORMATION



shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, a Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds' Account Application for additional information regarding backup withholding of federal income tax.

TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of a Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.


UNIQUE NATURE OF FUNDS

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Funds, and which may be managed by the Funds' portfolio managers. While a Fund may have many similarities to these other funds, its investment performance will differ from the other funds' investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUS

The Funds produce financial reports every six months and update the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Funds' annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Funds' records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

                       This page intentionally left blank.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent registered public accounting firm. The independent registered public accounting firm's report, along with each Fund's financial statements, are included in the annual report of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).

The Industries of the Future Fund commenced operations on August 29, 2008, therefore no financial highlights are shown for the Fund.


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------


                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD   (LOSS) (b)       INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/08           $37.04        0.28            (4.64)          (4.36)         (0.87)        (3.25)         (4.12)
Year Ended 7/31/07            29.36        0.13            10.19           10.32           0.00         (2.64)         (2.64)
Year Ended 7/31/06            25.30        0.12             5.54            5.66           0.00         (1.60)         (1.60)
Year Ended 7/31/05            20.88        0.04             6.76            6.80           0.00         (2.38)         (2.38)
Year Ended 7/31/04            15.47       (0.01)            6.30            6.29          (0.06)        (0.82)         (0.88)

CLASS B
Year Ended 7/31/08           $35.46        0.04            (4.43)          (4.39)         (0.66)        (3.25)         (3.91)
Year Ended 7/31/07            28.41       (0.15)            9.84            9.69           0.00         (2.64)         (2.64)
Year Ended 7/31/06            24.71       (0.11)            5.41            5.30           0.00         (1.60)         (1.60)
Year Ended 7/31/05            20.57       (0.15)            6.67            6.52           0.00         (2.38)         (2.38)
Year Ended 7/31/04            15.30       (0.21)            6.30            6.09           0.00         (0.82)         (0.82)

CLASS C
Year Ended 7/31/08           $35.46        0.03            (4.42)          (4.39)         (0.66)        (3.25)         (3.91)
Year Ended 7/31/07            28.40       (0.10)            9.80            9.70           0.00         (2.64)         (2.64)
Year Ended 7/31/06            24.70       (0.10)            5.40            5.30           0.00         (1.60)         (1.60)
Year Ended 7/31/05            20.57       (0.14)            6.65            6.51           0.00         (2.38)         (2.38)
Year Ended 7/31/04            15.30       (0.20)            6.29            6.09           0.00         (0.82)         (0.82)

--------------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY INCOME
CLASS A
Year Ended 7/31/08           $10.65        0.89            (1.88)          (0.99)         (0.78)        (0.03)         (0.81)
Period Ended 7/31/07 (a)      10.00        0.83             0.25            1.08          (0.43)         0.00          (0.43)

CLASS C
Year Ended 7/31/08           $10.62        0.82            (1.88)          (1.06)         (0.71)        (0.03)         (0.74)
Period Ended 7/31/07 (a)      10.00        0.77             0.25            1.02          (0.40)         0.00          (0.40)

                                           NET ASSET                      NET ASSETS,
                                            VALUE,                          END OF
                           REDEMPTION       END OF          TOTAL           PERIOD
                              FEES          PERIOD       RETURN (c)          (000)
-----------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/08             0.01         $28.57        (13.28)%          $719,752
Year Ended 7/31/07             0.00          37.04         36.52           1,010,786
Year Ended 7/31/06             0.00          29.36         23.72             368,593
Year Ended 7/31/05             0.00          25.30         34.43             182,831
Year Ended 7/31/04             0.00          20.88         41.89              79,459

CLASS B
Year Ended 7/31/08             0.01         $27.17        (13.92)%           $50,949
Year Ended 7/31/07             0.00          35.46         35.47              67,668
Year Ended 7/31/06             0.00          28.41         22.79              35,977
Year Ended 7/31/05             0.00          24.71         33.54              26,964
Year Ended 7/31/04             0.00          20.57         40.92              15,246

CLASS C
Year Ended 7/31/08             0.01         $27.17        (13.92)%          $250,126
Year Ended 7/31/07             0.00          35.46         35.52             346,856
Year Ended 7/31/06             0.00          28.40         22.80             110,465
Year Ended 7/31/05             0.00          24.70         33.48              74,207
Year Ended 7/31/04             0.00          20.57         40.92              38,684

-----------------------------------------------------------------------------------------
GLOBAL EQUITY INCOME
CLASS A
Year Ended 7/31/08             0.00(*)      $ 8.85         (9.99)%          $189,490
Period Ended 7/31/07 (a)       0.00          10.65         10.68              94,377

CLASS C
Year Ended 7/31/08             0.00(*)      $ 8.82        (10.66)%          $166,946
Period Ended 7/31/07 (a)       0.00          10.62         10.11              73,070
                                       RATIOS TO AVERAGE NET ASSETS:
                           ------------------------------------------------------
                                                              ANNUALIZED RATIO OF
                           ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                            RATIO OF          RATIO OF          TO AVERAGE NET
                            OPERATING      NET INVESTMENT       ASSETS WITHOUT
                           EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR    PORTFOLIO
                            AVERAGE          TO AVERAGE            EXPENSES       TURNOVER
                           NET ASSETS        NET ASSETS           REIMBURSED        RATE
--------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/08            1.46%             0.85%                1.49%            70%
Year Ended 7/31/07            1.53              0.39                 1.53             61
Year Ended 7/31/06            1.59              0.44                 1.59             64
Year Ended 7/31/05            2.00              0.18                 1.73             51
Year Ended 7/31/04            2.00             (0.04)                2.15             88

CLASS B
Year Ended 7/31/08            2.21%             0.11%                2.24%            70%
Year Ended 7/31/07            2.28             (0.46)                2.28             61
Year Ended 7/31/06            2.34             (0.41)                2.34             64
Year Ended 7/31/05            2.75             (0.67)                2.48             51
Year Ended 7/31/04            2.75             (1.06)                2.90             88

CLASS C
Year Ended 7/31/08            2.21%             0.10%                2.24%            70%
Year Ended 7/31/07            2.28             (0.31)                2.28             61
Year Ended 7/31/06            2.34             (0.39)                2.34             64
Year Ended 7/31/05            2.75             (0.62)                2.48             51
Year Ended 7/31/04            2.75             (1.02)                2.90             88

--------------------------------------------------------------------------------------------
GLOBAL EQUITY INCOME
CLASS A
Year Ended 7/31/08            1.40%             8.83%                1.44%           155%
Period Ended 7/31/07 (a)      1.40             11.36                 1.85            100

CLASS C
Year Ended 7/31/08            2.15%             8.12%                2.19%           155%
Period Ended 7/31/07 (a)      2.15             10.64                 2.60            100

(a) The Henderson Global Equity Income Fund commenced operations on November 30, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charges. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)  Amount represents less than $0.01.



                                  48-49 spread

Financial Highlights


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:                         LESS DISTRIBUTIONS:
                       -------------------------------------------------------    --------------------------------------------------


                                                       NET                        DIVIDENDS  DISTRIBUTIONS
                       NET ASSET       NET        REALIZED AND         TOTAL         FROM       FROM NET
                         VALUE,     INVESTMENT   UNREALIZED GAIN       FROM          NET        REALIZED      RETURN
                        BEGINNING     INCOME         (LOSS) ON      INVESTMENT    INVESTMENT    CAPITAL         OF         TOTAL
                       OF PERIOD    (LOSS)(b)      INVESTMENTS      OPERATIONS      INCOME        GAINS       CAPITAL  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08       $11.41         0.08         (1.39)           (1.31)        (0.04)       (0.06)        0.00         (0.10)
Period Ended 7/31/07 (a)  10.00         0.01          1.40             1.41          0.00         0.00         0.00          0.00

CLASS C
Year Ended 7/31/08       $11.53        (0.01)        (1.39)           (1.40)         0.00        (0.06)        0.00         (0.06)
Period Ended 7/31/07 (a)  10.00        (0.05)         1.58             1.53          0.00         0.00         0.00          0.00

GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/08       $16.43        (0.13)        (2.15)           (2.28)         0.00        (0.18)       (0.09)        (0.27)
Year Ended 7/31/07        12.19        (0.17)         4.41             4.24          0.00         0.00         0.00          0.00
Year Ended 7/31/06        11.68        (0.19)         0.87             0.68          0.00        (0.17)        0.00         (0.17)
Year Ended 7/31/05        10.54        (0.14)         1.91             1.77          0.00        (0.63)        0.00         (0.63)
Year Ended 7/31/04         9.56        (0.20)         1.18             0.98          0.00         0.00         0.00          0.00

CLASS B
Year Ended 7/31/08       $15.77        (0.23)        (2.06)           (2.29)         0.00        (0.18)       (0.09)        (0.27)
Year Ended 7/31/07        11.79        (0.26)         4.24             3.98          0.00         0.00         0.00          0.00
Year Ended 7/31/06        11.39        (0.28)         0.85             0.57          0.00        (0.17)        0.00         (0.17)
Year Ended 7/31/05        10.36        (0.21)         1.87             1.66          0.00        (0.63)        0.00         (0.63)
Year Ended 7/31/04         9.48        (0.27)         1.15             0.88          0.00         0.00         0.00          0.00

CLASS C
Year Ended 7/31/08       $15.73        (0.23)        (2.04)           (2.27)         0.00        (0.18)       (0.09)        (0.27)
Year Ended 7/31/07        11.76        (0.26)         4.23             3.97          0.00         0.00         0.00          0.00
Year Ended 7/31/06        11.35        (0.28)         0.86             0.58          0.00        (0.17)        0.00         (0.17)
Year Ended 7/31/05        10.34        (0.21)         1.85             1.64          0.00        (0.63)        0.00         (0.63)
Year Ended 7/31/04         9.45        (0.27)         1.16             0.89          0.00         0.00         0.00          0.00
                                         NET ASSET                      NET ASSETS,
                                          VALUE,                          END OF
                         REDEMPTION       END OF          TOTAL           PERIOD
                            FEES          PERIOD       RETURN (c)          (000)
---------------------------------------------------------------------------------------
GLOBAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08          0.00(*)       $10.00        (11.67)%         $12,291
Period Ended 7/31/07 (a)    0.00           11.41         14.10             4,052

CLASS C
Year Ended 7/31/08          0.00(*)       $10.07        (12.26)%          $5,282
Period Ended 7/31/07 (a)    0.00           11.53         15.30             2,530

GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/08          0.00(*)       $13.88        (14.22)%        $123,129
Year Ended 7/31/07          0.00           16.43         34.78            60,329
Year Ended 7/31/06          0.00           12.19          5.83            24,685
Year Ended 7/31/05          0.00           11.68         16.90             3,331
Year Ended 7/31/04          0.00           10.54         10.25             1,371

CLASS B
Year Ended 7/31/08          0.01          $13.22        (14.82)%          $7,465
Year Ended 7/31/07          0.00           15.77         33.76             2,621
Year Ended 7/31/06          0.00           11.79          5.01             1,187
Year Ended 7/31/05          0.00           11.39         16.10               906
Year Ended 7/31/04          0.00           10.36          9.28               794

CLASS C
Year Ended 7/31/08          0.00(*)       $13.19        (14.79)%         $61,795
Year Ended 7/31/07          0.00           15.73         33.76            25,536
Year Ended 7/31/06          0.00           11.76          5.11            10,752
Year Ended 7/31/05          0.00           11.35         15.93             1,356
Year Ended 7/31/04          0.00           10.34          9.42               957
                                       RATIOS TO AVERAGE NET ASSETS:
                           -----------------------------------------------------
                                                             ANNUALIZED RATIO OF
                           ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                           RATIO OF          RATIO OF          TO AVERAGE NET
                            OPERATING      NET INVESTMENT       ASSETS WITHOUT
                           EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR    PORTFOLIO
                            AVERAGE          TO AVERAGE            EXPENSES       TURNOVER
                           NET ASSETS        NET ASSETS           REIMBURSED        RATE
-------------------------------------------------------------------------------------------
GLOBAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08            1.95%            0.74%                 3.12%           135%
Period Ended 7/31/07 (a)      1.95             0.15                 13.40             40

CLASS C
Year Ended 7/31/08            2.70%           (0.06)%                4.01%           135%
Period Ended 7/31/07 (a)      2.70            (0.66)                14.15             40

GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/08            1.57%           (0.80)%                1.57%           196%
Year Ended 7/31/07            1.87            (1.14)                 1.87            129
Year Ended 7/31/06            1.99            (1.41)                 2.50            159
Year Ended 7/31/05            2.00            (1.26)                 6.58            164
Year Ended 7/31/04            2.00            (1.75)                 7.01            234

CLASS B
Year Ended 7/31/08            2.32%           (1.52)%                2.32%           196%
Year Ended 7/31/07            2.62            (1.89)                 2.62            129
Year Ended 7/31/06            2.74            (2.20)                 3.25            159
Year Ended 7/31/05            2.75            (1.92)                 7.33            164
Year Ended 7/31/04            2.75            (2.45)                 7.76            234

CLASS C
Year Ended 7/31/08            2.32%           (1.52)%                2.32%           196%
Year Ended 7/31/07            2.62            (1.89)                 2.62            129
Year Ended 7/31/06            2.74            (2.15)                 3.25            159
Year Ended 7/31/05            2.75            (1.96)                 7.33            164
Year Ended 7/31/04            2.75            (2.47)                 7.76            234

(a) The Henderson Global Opportunities Fund commenced operations on November 30, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)  Amount represents less than $0.01.


                                  50-51 spread

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                            INCOME (LOSS) FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                           -------------------------------------------     ----------------------------------------


                                                               NET                          DIVIDENDS   DISTRIBUTIONS
                               NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                                VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                               BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                               OF PERIOD    (LOSS)(b)       INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08              $26.91        0.19            (2.63)          (2.44)           0.00         (2.36)         (2.36)
Year Ended 7/31/07               21.52        0.02             6.43            6.45           (0.04)        (1.02)         (1.06)
Year Ended 7/31/06               17.77        0.14             4.36            4.50            0.00         (0.75)         (0.75)
Year Ended 7/31/05               14.94        0.00(*)          3.08            3.08            0.00         (0.25)         (0.25)
Year Ended 7/31/04               11.99       (0.10)            3.22            3.12            0.00         (0.17)         (0.17)

CLASS B
Year Ended 7/31/08              $25.85       (0.02)           (2.47)          (2.49)           0.00         (2.36)         (2.36)
Year Ended 7/31/07               20.82       (0.17)            6.22            6.05            0.00         (1.02)         (1.02)
Year Ended 7/31/06               17.35       (0.03)            4.25            4.22            0.00         (0.75)         (0.75)
Year Ended 7/31/05               14.70       (0.14)            3.04            2.90            0.00         (0.25)         (0.25)
Year Ended 7/31/04               11.88       (0.22)            3.21            2.99            0.00         (0.17)         (0.17)

CLASS C
Year Ended 7/31/08              $25.83       (0.01)           (2.47)          (2.48)           0.00         (2.36)         (2.36)
Year Ended 7/31/07               20.81       (0.16)            6.20            6.04            0.00         (1.02)         (1.02)
Year Ended 7/31/06               17.33       (0.01)            4.24            4.23            0.00         (0.75)         (0.75)
Year Ended 7/31/05               14.68       (0.13)            3.03            2.90            0.00         (0.25)         (0.25)
Year Ended 7/31/04               11.88       (0.22)            3.19            2.97            0.00         (0.17)         (0.17)

CLASS R
Year Ended 7/31/08              $26.78        0.15            (2.63)          (2.48)           0.00         (2.36)         (2.36)
Year Ended 7/31/07               21.46        0.01             6.38            6.39           (0.05)        (1.02)         (1.07)
Period Ended 7/31/06(a)          19.07        0.09             3.50            3.14            0.00         (0.75)         (0.75)

-----------------------------------------------------------------------------------------------------------------------------------
JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/08              $10.13        0.01            (2.02)          (2.01)           0.00         (0.40)         (0.40)
Year Ended 7/31/07                9.65       (0.05)            0.53            0.48            0.00          0.00           0.00
Period Ended 7/31/06 (a)         10.00       (0.03)           (0.32)          (0.35)           0.00          0.00           0.00

CLASS C
Year Ended 7/31/08              $10.03       (0.06)           (2.00)          (2.06)           0.00         (0.40)         (0.40)
Year Ended 7/31/07                9.62       (0.12)            0.53            0.41            0.00          0.00           0.00
Period Ended 7/31/06 (a)         10.00       (0.07)           (0.31)          (0.38)           0.00          0.00           0.00
                                                         NET ASSET              NET ASSETS,
                                              PAYMENT     VALUE,                  END OF
                               REDEMPTION       BY        END OF     TOTAL        PERIOD
                                  FEES      AFFILIATES    PERIOD  RETURN (c)       (000)
-----------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08                0.00(*)       0.00      $22.11    (10.54)%    $2,811,488
Year Ended 7/31/07                0.00          0.00       26.91     30.69       2,166,598
Year Ended 7/31/06                0.00          0.00       21.52     25.98       1,007,241
Year Ended 7/31/05                0.00          0.00       17.77     20.77         332,370
Year Ended 7/31/04                0.00          0.00       14.94     26.15         104,255

CLASS B
Year Ended 7/31/08                0.00(*)       0.00      $21.00    (11.20)%      $126,231
Year Ended 7/31/07                0.00          0.00       25.85     29.75         130,558
Year Ended 7/31/06                0.00          0.00       20.82     24.97          77,695
Year Ended 7/31/05                0.00          0.00       17.35     19.87          37,291
Year Ended 7/31/04                0.00          0.00       14.70     25.29          16,559

CLASS C
Year Ended 7/31/08                0.00(*)       0.00      $20.99    (11.17)%    $1,155,137
Year Ended 7/31/07                0.00          0.00       25.83     29.72       1,073,481
Year Ended 7/31/06                0.00          0.00       20.81     25.06         497,402
Year Ended 7/31/05                0.00          0.00       17.33     19.90         161,712
Year Ended 7/31/04                0.00          0.00       14.68     25.12          63,396

CLASS R
Year Ended 7/31/08                0.00(*)       0.00      $21.94    (10.75)%        $2,053
Year Ended 7/31/07                0.00          0.00       26.78     30.52             903
Period Ended 7/31/06(a)           0.00          0.00       21.46     17.07             131

-----------------------------------------------------------------------------------------------
JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/08                0.00(*)       0.03       $7.75    (20.25)%(d)    $32,021
Year Ended 7/31/07                0.00          0.00       10.13      4.97          61,316
Period Ended 7/31/06 (a)          0.00          0.00        9.65     (3.50)         39,381

CLASS C
Year Ended 7/31/08                0.00(*)       0.03       $7.60    (20.97)%(d)    $19,920
Year Ended 7/31/07                0.00          0.00       10.03      4.26          36,496
Period Ended 7/31/06 (a)          0.00          0.00        9.62     (3.80)         18,508

                                             RATIOS TO AVERAGE NET ASSETS:
                                ------------------------------------------------------
                                                                   ANNUALIZED RATIO OF
                                ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                                 RATIO OF          RATIO OF          TO AVERAGE NET
                                 OPERATING      NET INVESTMENT       ASSETS WITHOUT
                                EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR    PORTFOLIO
                                 AVERAGE          TO AVERAGE            EXPENSES       TURNOVER
                                NET ASSETS        NET ASSETS           REIMBURSED        RATE
------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/08                1.45%               0.75%               1.45%            83%
Year Ended 7/31/07                1.56                0.07                1.56             79
Year Ended 7/31/06                1.66                0.68                1.66            100
Year Ended 7/31/05                2.00               (0.01)               1.84             79
Year Ended 7/31/04                2.00               (0.68)               2.21            132

CLASS B
Year Ended 7/31/08                2.20%              (0.08)%              2.20%            83%
Year Ended 7/31/07                2.31               (0.71)               2.31             79
Year Ended 7/31/06                2.41               (0.16)               2.41            100
Year Ended 7/31/05                2.75               (0.84)               2.59             79
Year Ended 7/31/04                2.75               (1.52)               2.96            132

CLASS C
Year Ended 7/31/08                2.20%              (0.06)%              2.20%            83%
Year Ended 7/31/07                2.31               (0.67)               2.31             79
Year Ended 7/31/06                2.41               (0.05)               2.41            100
Year Ended 7/31/05                2.75               (0.80)               2.59             79
Year Ended 7/31/04                2.75               (1.46)               2.96            132

CLASS R
Year Ended 7/31/08                1.70%               0.61%               1.70%            83%
Year Ended 7/31/07                1.81                0.04                1.81             79
Period Ended 7/31/06(a)           1.91                0.54                1.91            100

------------------------------------------------------------------------------------------------
JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/08                1.75%               0.12%               1.75%            68%
Year Ended 7/31/07                1.84               (0.47)               1.83             61
Period Ended 7/31/06 (a)          2.00               (0.63)               2.40             29

CLASS C
Year Ended 7/31/08                2.50%              (0.71)%              2.50%            68%
Year Ended 7/31/07                2.59               (1.23)               2.58             61
Period Ended 7/31/06 (a)          2.75               (1.37)               3.15             29

(a) The International Opportunities Fund Class R commenced operations on September 30, 2005. The Japan-Asia Focus Fund commenced operations on January 31, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d) Total returns include the $0.03 impact from the payment by affiliates. Absent this payment, results would have been lower.

(*)  Amount represents less than $0.01.


                                  52-53 spread

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORTS

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about each Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).

You can request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391 Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

ON THE INTERNET
You may also find more information about the Funds on the Internet at: http://www.hendersonglobalinvestors.com, including the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Funds and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
(The SEC charges a fee to copy documents.)

BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov
SEC file number: 811-10399

Mutual funds are advised by:

Henderson Global Investors (North America) Inc.
737 N. Michigan Avenue, Suite 1700
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

Logo: Henderson Global Investors

Prospectus


November 30, 2008

US Focus Fund (HFUAX, HFUBX, HFUCX)

HENDERSON US FOCUS FUND
PROSPECTUS


                                                               NOVEMBER 30, 2008

                                                                  CLASS A SHARES

                                                                  CLASS B SHARES

                                                                  CLASS C SHARES


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES AND RISKS OF THE HENDERSON US FOCUS FUND (THE "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE HENDERSON US FOCUS FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES DOMICILED IN THE UNITED STATES. THE FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


FUND SUMMARY ................................................................  4
PERFORMANCE INFORMATION .....................................................  6
FEES AND EXPENSES SUMMARY ...................................................  7
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS ................  9
MANAGEMENT OF THE FUND ...................................................... 12
DESCRIPTION OF SHARE CLASSES ................................................ 13
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES ................................. 18
INVESTOR SERVICES AND PROGRAMS .............................................. 23
OTHER INFORMATION ........................................................... 25
FINANCIAL HIGHLIGHTS ........................................................ 28
BACK COVER FOR ADDITIONAL INFORMATION ....................................... 30

FUND SUMMARY

INVESTMENT OBJECTIVE

The US Focus Fund's investment objective is to seek capital appreciation primarily through investment in equity securities of companies domiciled in the United States.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies domiciled in the United States. Under normal circumstances, the Fund will invest at least 90% of its total assets in equity securities and 80% to 90% of the portfolio will be invested in the 1,000 largest companies based on market capitalization domiciled in the United States. The Fund's investments in these companies will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund's objective.


The Fund's manager uses a bottom-up investment process. The manager attempts to identify those companies undergoing positive changes. The manager believes these companies offer unique and potentially superior investment opportunities.

In selecting companies for inclusion in the portfolio, the portfolio manager considers a company's:


     o    earnings growth rate

     o    financial performance

     o    management strengths and weaknesses

     o    current market valuation in relation to earnings growth

     o    historic and comparable company valuations

     o    level and nature of the company's debt, cash flow and working capital

     o    quality of the company's assets

Generally, all the securities in which the Fund invests are traded on domestic securities exchanges or in the over-the-counter markets. The Fund also may invest up to 20% of its net assets in securities of companies domiciled outside of the United States. However, most foreign securities (such as American Depositary Receipts) that the Fund may acquire will be traded on domestic exchanges.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

     o the anticipated price appreciation has been achieved or is no longer probable


     o the company's fundamentals appear, in the analysis of the portfolio manager, to be deteriorating

     o general market expectations regarding the company's future performance exceed those expectations held by the portfolio manager

     o alternative investments offer, in the view of the portfolio manager, superior potential for appreciation

     o    to meet cash requirements


PRINCIPAL RISKS OF INVESTING IN THE FUND


As with any fund, the value of the Fund's investments and, therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly. The principal risks that could adversely affect the total return on your investment include:

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's net asset value (NAV) will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.


     o GEOGRAPHIC FOCUS RISK. The risk that US issuers will be impacted by the market conditions, legislative or regulatory changes, competition, or political, economic or other developments in the US. Developments in the US economy will generally have a greater impact on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

     o MARKET SEGMENT RISK. Investors are also subject to the risk that the Fund's market segment, the largest 1,000 US companies, may underperform other equity market segments or the equity markets as a whole.


     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting


--------------------------------------------------------------------------------
THE HENDERSON US FOCUS FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES DOMICILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                                                    FUND SUMMARY



from such net gains will be considered ordinary income for federal income tax purposes.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


WHO SHOULD INVEST IN THE FUND?

The US FOCUS FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o are looking for exposure to equity securities of US large capitalization companies

     o    are not looking for a significant amount of current income

PERFORMANCE INFORMATION


The bar chart and table that follow provide some indication of the risk of investing in the Fund, by showing how the Fund's performance has varied over time. The bar chart below shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index.

The annual returns in the bar chart which follows are for the Fund's Class A shares without reflecting payment of any front-end sales charge; if they did reflect payment of sales charges, annual returns would be lower. Class B and Class C shares of the Fund will have annual returns similar to those of the Class A shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. However, because each class of shares has different sales charges, distribution fees and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses Summary."

Average annual returns in the table below the bar chart reflect the imposition of the maximum front end sales charge or contingent deferred sales charge. After-tax returns are calculated using the highest historical marginal individual US federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through qualified tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Class A shares; after-tax returns for the Class B and Class C shares of the Fund will vary from those shown.

When you consider this information, please remember that the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.




US FOCUS FUND - CLASS A
TOTAL RETURN (%)
per calendar year

Bar Chart:
2005     0.46
2006     5.89
2007    15.56


Year-to-date through 9/30/08:      (22.00)%

Best Quarter:                        9.61%     (quarter ended 6/30/07)
Worst Quarter:                      (4.61)%    (quarter ended 3/31/05)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2007
-----------------------------------------------------------------------------------------------------------------------
                                                                                       1 YEAR %    SINCE INCEPTION(1) %
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                                         8.93             6.57
-----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                         6.00             5.44
-----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                                 8.15             5.38
-----------------------------------------------------------------------------------------------------------------------
CLASS B
Return Before Taxes                                                                        10.72             6.81
-----------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                                        14.61             7.49
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deductions for fees, expenses or taxes)                       5.49            10.03
-----------------------------------------------------------------------------------------------------------------------

(1) The inception date for the Class A, Class B and Class C shares is April 30, 2004.

(2) The S&P 500(R) Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. Effective November 30, 2006, the Henderson U.S. Core Growth Fund changed its name and certain investment policies and became the Henderson US Focus Fund. The Fund's historical performance may not represent current investment policies.

FEES AND EXPENSES SUMMARY



The Fund offers different Classes of shares. Although your money will be invested the same way no matter which Class of shares you buy, there are differences among the fees and expenses associated with each Class. For more information about which share class may be right for you, see "Description of Share Classes."

The following tables show the different fees and expenses that you may pay if you buy and hold the different Classes of shares of the Fund. Please note that the following information does not include fees that intermediaries may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                          CLASS A          CLASS B           CLASS C
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of the Offering Price)                     5.75%(b)          None              None
-------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
    (as a percentage of the Offering Price)                                None(c)         5.00%(d)          1.00%(e)
-------------------------------------------------------------------------------------------------------------------------
Redemption Fee (f)
    (as a percentage of amount redeemed)                                   2.00%            2.00%             2.00%
-------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE PAID FROM FUND ASSETS)
As a percentage of average net assets
-------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A           CLASS B          CLASS C
-------------------------------------------------------------------------------------------------------------------------
Management Fees (g)                                      0.95%             0.95%            0.95%
-------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%            1.00%
-------------------------------------------------------------------------------------------------------------------------
Other Expenses (h)(i)                                    1.47%             1.47%            1.47%
-------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses                             2.67%             3.42%            3.42%
-------------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement (j)                 1.27%             1.27%            1.27%
-------------------------------------------------------------------------------------------------------------------------
    Net Operating Expenses (j)                           1.40%             2.15%            2.15%
-------------------------------------------------------------------------------------------------------------------------

(a) You may be charged a fee by your broker or agent if you effect transactions in Fund shares through a broker or agent.

(b) The sales charge declines with certain increases in the amount invested. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if your Class A purchase meets certain requirements.

(c) A contingent deferred sales charge ("CDSC") of 1% is applied to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as a part of an investment of $1 million or more.

(d)  The CDSC payable upon redemption of Class B shares declines over time.

(e) A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(f) Shares redeemed within 30 days of purchase, including redemptions in connection with exchanges, may be subject to a 2% redemption fee. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Frequent Purchases and Redemptions of Fund Shares."

(g) Management fee rates will decrease at certain levels of increased assets. Please see "Management of the Fund" for the breakpoints for the management fees.

(h) Other Expenses are based on the most recent fiscal year-end results for the Fund.

(i) Includes the Fund's share of the fees and expenses of any other fund in which the Fund invested. These fees and expenses were less than 0.01% of the average net assets of the Fund.

(j) The adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual Fund's operating expenses, less distribution and service fees, to 1.15% for the Fund's average daily net assets. The Fund's Expense Limitation Agreement shall terminate either upon the termination of the Advisory Agreement or on July 31, 2020. Prior to July 1, 2007 the contractual waiver for the Fund was 1.75%.

FEES AND EXPENSES SUMMARY


EXAMPLE OF EXPENSES


The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples are hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

o you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

o your investment has a 5% return each year and dividends and other distributions are reinvested

o the Fund's operating expenses will remain the same and reflect contractual waivers and reimbursements for applicable periods

Based upon these assumptions*:

                            If you sell your shares,                     If you don't sell your shares,
                              your costs would be:                            your costs would be:

                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------------------------------------
    Class A             709       993     1,298      2,163              709       993      1,298     2,163
------------------------------------------------------------------------------------------------------------------
    Class B             618       973     1,255      2,296              218       673      1,155     2,296
------------------------------------------------------------------------------------------------------------------
    Class C             218       673     1,155      2,487              218       673      1,155     2,487
------------------------------------------------------------------------------------------------------------------

* The expense examples above assume that the Adviser's agreement to waive fees and/or reimburse expenses expires on July 31, 2020. The expense examples also reflect the conversion of Class B shares to Class A shares after 8 years.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES


TEMPORARY DEFENSIVE INVESTMENTS. As a temporary measure for defensive purposes, the Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of US and non-US issuers, or hold cash. The Fund may make these investments or increase its investment in these securities when the manager is unable to find enough attractive long-term investments, to reduce exposure to the Fund's primary investments when the manager believes it is advisable to do so, or to meet anticipated levels of redemption. The Fund will normally invest a portion of its portfolio in US dollars or short-term interest bearing US dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit the Fund's ability to meet its investment objective.

DERIVATIVES. The Fund may use derivatives including forwards, options, contracts for differences, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index. To the extent the Fund purchases derivatives, they will typically be used for hedging purposes. Using derivatives, especially for non-hedging purposes, may involve greater risks to the Funds, than investing directly in securities.


INVESTMENT RISKS


     o COMMON STOCK RISK. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

          The Fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the manager's assessment of the prospects for a company's earnings growth is wrong, or if the manager's judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that a manager has placed on it.

          Companies whose stock the manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the manager has placed on it.

          DERIVATIVES RISK. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the manager's ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

          Other risks arise from the manager's potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

          In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund's assets are committed to derivatives in general or are invested in a few types of derivatives.

o    FOREIGN INVESTMENTS. Foreign investments involve special risks, including:

     o Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the US dollar.

     o Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


     o Unreliable or untimely information: There may be less information publicly available about a foreign company than about most US companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.

     o Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US.


     o Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most US investments, which means the manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value the Fund's foreign investments.


     o Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.


     o Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable US companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund.


     o Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.


Distributions of earnings from dividends paid by certain "qualified foreign corporations" may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to the Fund's foreign investments, as described in the statement of additional information (SAI).

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded in US markets and are U.S. dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the US for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

DEFENSIVE INVESTMENT STRATEGIES. In addition, the Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist.
To the extent that the Fund invests defensively, it may not be able to pursue its investment objective. The Fund's defensive investment position may not be effective in protecting its value.

SECURITIES LOANS. The Fund may make secured loans of its portfolio securities amounting to not more than 331/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Fund may also call such loans in order to sell the securities involved.

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS



IMPACT OF ACTIONS BY OTHER SHAREHOLDERS. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund's shareholders subject to income tax.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

     CHANGES IN POLICIES. The Fund's Trustees may change the Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the Fund's policy to invest at least 80% of its net assets in securities of companies domiciled in the United States, the Fund will give shareholders at least 60 days notice of any change to these policies.

     ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund's SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

     DISCLOSURE OF PORTFOLIO HOLDINGS The Fund's SAI includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings.

MANAGEMENT OF THE FUND



INVESTMENT ADVISER

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago IL, 60611, referred to herein as "the Adviser," is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson Group plc and, together with their subsidiaries, are referred to as "Henderson Global Investors" in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 2DA, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.

The Adviser provides services and facilities to the Fund. For the most recent fiscal year, the Fund paid the Adviser a monthly fee at an annual rate of the Fund's average net assets as set forth below:

               0.95% for the first $150 million; and
               0.85% for the balance thereafter.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Fund is available in the Fund's Annual Report dated July 31, 2008.

PORTFOLIO MANAGEMENT

Robert Villiers, Director of Multi-Strategy Equities at Henderson, is the lead portfolio manager for the Fund. Previously he was an Investment Manager at Cross Asset Management Limited (2001-2004) and a Managing Director at Magten Asset Management Corp. (1998-2001). Mr. Villiers began his career at Union Bank of Switzerland in London and has over 14 years of investment management industry expertise.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

DESCRIPTION OF SHARE CLASSES



The Fund offers Class A, Class B and Class C shares through this Prospectus. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the Classes of shares:

CLASS A SHARES

     o front end sales charge. There are several ways to reduce these sales charges

     o    lower annual expenses than Class B, Class C and Class R shares

     o no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment

     o Class A shares pay distribution and service fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under "Sales Charge Waivers - Class A Shares."

CLASS B SHARES

     o no front end sales charge. All your money goes to work for you right away

     o    individual purchase transactions are limited to amounts less than
          $100,000

     o    higher annual expenses than Class A shares

     o    a CDSC on shares you sell within six years of purchase

     o automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses

     o Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually

     o    CDSC is waived for certain types of redemptions

CLASS C SHARES

     o no front end sales charge. All your money goes to work for you right away

     o individual purchase transactions are limited to amounts less than $1,000,000

     o a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter

     o    shares do not convert to another Class

     o    higher annual expenses than Class A shares

     o Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

     o    CDSC is waived for certain types of redemptions

Class B and Class C shares are not intended for purchase in amounts equal to or greater than $100,000 and $1,000,000, respectively. You and/or your financial adviser are responsible for ensuring that your investment in Class B or Class C shares does not exceed those limits. The Fund cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class B or Class C shares to exceed the limits imposed on individual transactions.

Each investor's financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:


     o    how long you expect to own the shares

     o    how much you intend to invest

     o    total expenses associated with owning shares of each Class

     o    whether you qualify for any reduction or waiver of sales charges

     o    whether you plan to take any distributions in the near future

     o    availability of share Classes

     o    how share Classes affect payments to your financial adviser

Please see the heading "Contingent Deferred Sales Charge" for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.


In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Fund with "shelf space" or access to a third party platform


--------------------------------------------------------------------------------
THE CLASS OF SHARES THAT IS BEST FOR YOU DEPENDS ON A NUMBER OF FACTORS, INCLUDING THE AMOUNT YOU PLAN TO INVEST AND HOW LONG YOU PLAN TO HOLD THE SHARES.
--------------------------------------------------------------------------------

DESCRIPTION OF SHARE CLASSES



or fund offering list, or other access to promote sales of shares of the Fund including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting access to the third party firm's sales force; granting access to the third party firm's conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of the Fund. These payments are often referred to as "revenue sharing" payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


The Fund may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.


The Fund may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they affect transactions through them.


APPLICABLE SALES CHARGE - CLASS A SHARES


You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

                                                                                                    DEALER
                                                                           SALES CHARGE*          REALLOWANCE
                                                                         AS PERCENTAGE OF:           AS A
                                                                      -----------------------     PERCENTAGE
                                                                      OFFERING     NET AMOUNT       OF THE
AMOUNT OF PURCHASE                                                      PRICE       INVESTED    OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                                       5.75%         6.10%          5.00%
------------------------------------------------------------------------------------------------------------------------
$50,000 but
  less than $100,000                                                    4.75%         4.99%          4.50%
------------------------------------------------------------------------------------------------------------------------
$100,000 but
  less than $250,000                                                    4.00%         4.17%          3.75%
------------------------------------------------------------------------------------------------------------------------
$250,000 but
  less than $500,000                                                    3.00%         3.09%          2.75%
------------------------------------------------------------------------------------------------------------------------
$500,000 but
  less than $1,000,000                                                  2.20%         2.25%          1.95%
------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                      None**        None**         None***
------------------------------------------------------------------------------------------------------------------------

  * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
 ** No initial sales charge applies on investments of $1 million or more.
    However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.
*** Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under "Sales Charge Waivers - Class A Shares" are not eligible for sales commissions on purchases of $1 million or more.

                                                    DESCRIPTION OF SHARE CLASSES


YOU MAY BE ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.

SALES CHARGE REDUCTIONS - CLASS A SHARES

You may qualify for reduced sales charges in the following cases:


     o LETTER OF INTENT. If you intend to purchase at least $50,000 of Class A shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

          You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund's custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

     o RIGHTS OF ACCUMULATION. The value of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on the previous page). For purposes of obtaining a breakpoint discount, a member of your "immediate family" includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:


     o    Individual accounts

     o    Joint accounts between the individuals described above

     o    Certain fiduciary accounts

     o    Single participant retirement plans

     o    Solely controlled business accounts

     Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.


     For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.


For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.


Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing the Fund's shares.


For further information on sales charges, please visit www.hendersonglobalinvestors.com (click on the link titled "Sales Charge Information" in the Mutual Funds section), call 866.3HENDERSON (or 866.343.6337) or consult with your financial adviser.

SALES CHARGE WAIVERS - CLASS A SHARES


The Fund will waive the initial sales charge on Class A shares for the following types of purchases:

     1.   Dividend reinvestment programs

     2. Purchase by any other investment company in connection with the combination of such com pany with the Fund by merger, acquisition of assets or otherwise

     3. Reinvestment by a shareholder who has redeemed shares in the Fund and reinvests in the Fund or another Henderson Global Fund, provided the reinvestment is made within 90 days of the redemption

     4. Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more

     5. Purchase by a unit investment trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which has shares of the Fund as a principal investment

     6. Purchase by a financial institution purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by Foreside Fund Services, LLC, the Funds' distributor ("Distributor")

     7. Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master

DESCRIPTION OF SHARE CLASSES


account of such investment adviser or financial planner on the books and records of a broker or agent


     8. Purchases of an employer-sponsored retirement or benefit plan defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a "rabbi trust" provided that:

          o    the plan's assets are at least $1,000,000; or

          o there are at least 100 employees eligible to participate in the plan

          Employer-sponsored retirement plans that invested in Class A shares without any sales charge before November 30, 2006, and that continue to meet the eligibility requirements in effect as of the date of the initial purchase, may continue to purchase Class A shares without any sales charge.

     9. Purchase by all current and certain former employees of the Adviser, its affiliates or an entity with a selling agreement with the Distributor to sell the Fund's shares

     10.  Purchase by a current or former Trustee of the Trust

     11.  Any member of the immediate family of a person qualifying under (9) or
          (10), including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships

     12. Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose.

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3HENDERSON (or 866.343.6337).

APPLICABLE SALES CHARGE - CLASS B SHARES

You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under "Contingent Deferred Sales Charge."


Brokers that initiate and are responsible for purchases of such Class B shares of that Fund may receive a sales commission at the time of sale of up to 4.00% of the purchase price of Class B shares of a Fund.


CONVERSION FEATURE -- CLASS B SHARES:


     o Class B shares of the Fund automatically convert to Class A shares of the Fund eight years after you acquired such shares. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."


     o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.


     o You will not pay any sales charge or fees when your shares convert into Class A shares of the Fund, nor will the transaction be subject to federal income tax.

     o If you exchange Class B shares of the Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in recognition of a gain or loss for federal income tax purposes.


     o The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

The Board of Trustees may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board of Trustees determines that such suspension is likely to continue for a substantial period of time, it will create another Class of shares into which Class B shares are convertible.

APPLICABLE SALES CHARGE - CLASS C SHARES

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.


Brokers that initiate and are responsible for purchases of such Class C shares of the Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of a Fund.


CONTINGENT DEFERRED SALES CHARGE (CDSC)

You pay a CDSC when you redeem:

     o Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase

     o    Class B shares within six years of purchase

     o    Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows.

YEARS SINCE PURCHASE                           CDSC
First..........................................5.00%
Second.........................................4.00%
Third..........................................4.00%
Fourth.........................................3.00%
Fifth..........................................2.00%
Sixth..........................................1.00%
Seventh and thereafter.........................0.00%


The CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund of which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

                                                    DESCRIPTION OF SHARE CLASSES



You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the third year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).


CDSC WAIVERS


The Fund will waive the CDSC payable upon redemptions of shares for:

     o death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability


     o benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans


     o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

     o withdrawals under the Fund's systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

     o    redemptions initiated by the Fund


     o redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper

     o redemptions of Class A shares where no broker was compensated by the Distributor for the sale.


CDSC AGING SCHEDULE

As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.


The CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.


DISTRIBUTION AND SERVICE FEES


The Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The 12b-1 fees vary by share class as follows:


     o Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Fund

     o Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Fund.


12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares by financing the costs of advancing brokerage commissions paid to dealers and investment representatives.


The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



You may purchase, exchange and redeem Class A, Class B and Class C shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs." The Fund reserves the right to modify the following policies at any time and to reject any investment for any reason.

HOW TO PURCHASE CLASS A, CLASS B AND CLASS C SHARES


INITIAL PURCHASE

Investment Minimums:
---------------------------------------------------------------------------------------------------------------------------
                                                                                       MINIMUM TO OPEN       MINIMUM
TYPE OF ACCOUNT                                                                          AN ACCOUNT          BALANCE
---------------------------------------------------------------------------------------------------------------------------
Regular                                                                                     $500              $500
---------------------------------------------------------------------------------------------------------------------------
IRA and Roth IRA                                                                            $500              $500
---------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Account (Educational IRA)                                       $500              $500
---------------------------------------------------------------------------------------------------------------------------
Automatic Investment Plan                                                                   $500              $500
---------------------------------------------------------------------------------------------------------------------------


Except as noted below, the Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund.

The Fund may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund's investment requirements including applicable investment minimums. In the event the Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Trust and employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Fund reserves the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Fund. The Fund also reserves the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Fund's share Class are appropriate for you. In addition, consider the Fund's investment objective, principal investment strategies and principal risks as well as factors listed under "Description of Share Classes" to determine whether the Fund is appropriate for your situation and, if so, which share class is most appropriate for your situation.


OPENING YOUR ACCOUNT

You can open a new account in any of the following ways:

     o FINANCIAL ADVISER. You can establish an account by having your financial adviser process your purchase.

     o COMPLETE THE APPLICATION. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

          OVERNIGHT MAIL
          Boston Financial Data Services
          c/o Henderson Global Funds
          30 Dan Road
          Canton, MA 02021-2809
          866.3HENDERSON (or 866.343.6337)

Current shareholders may open a new identically registered account by one of the following methods:

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



     o TELEPHONE EXCHANGE PLAN. You may exchange $500 or more from your existing account to another Henderson Global Fund account.


     o WIRE. Call 866.3HENDERSON (or 866.343.6337) to arrange for this transaction:

          State Street Bank and Trust Company
          Attn: Mutual Funds
          Boston, MA 02110
          ABA # 0110-0002-8
          Attn: Henderson Global Funds
          Deposit DDA #9905-541-0
          FBO: (please specify the Fund name, account number and name(s) on account);


You must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:


     o    Account Registration

     o    Dealer Number

     o    Branch and Rep Number

     o    Dealer Account Number (BIN)

     o    Matrix level

     o    Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.


The Fund does not accept foreign correspondent or foreign private banking accounts.


ADDING TO YOUR ACCOUNT


There are several easy ways you can make additional investments to any Henderson Global Fund in your account:


     o    ask your financial adviser to purchase shares on your behalf

     o    send a check with the returnable portion of your statement

     o wire additional investments through your bank using the wire instructions as detailed above

     o authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse. You may elect this privilege on your account application or through a written request


     o    exchange shares from another Henderson Global Fund


     o through an Automatic Investment Plan (please see "Investor Services and Programs - Purchase and Redemption Programs" for details)


HOW TO EXCHANGE SHARES

You can exchange your shares in the Fund for shares of the same Class of other Henderson Global Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. Please note that a share exchange is a taxable event for federal income tax purposes. To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Shares exchanged between funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under "Frequent Purchases and Redemptions of Fund Shares."

HOW TO REDEEM SHARES

You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. "Good order" means shareholder services has received a letter with the name of your fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.

Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


REDEEMING THROUGH YOUR FINANCIAL ADVISER


You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.


REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

     o BY TELEPHONE. You can call shareholder services at 866.3HENDERSON (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

     o BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

          OVERNIGHT MAIL
          Boston Financial Data Services
          c/o Henderson Global Funds
          30 Dan Road
          Canton, MA 02021-2809
          866.3HENDERSON (or 866.343.6337)

     o BY WIRE AND/OR ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

          Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

SIGNATURE GUARANTEE / ADDITIONAL DOCUMENTATION

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     o You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

     o    You want to redeem more than $200,000 in shares

     o You want your redemption check mailed to an address other than the address on your account registration

     o    Your address of record was changed within the past 30 days


     o You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account


     o You want your redemption proceeds wired to an account other than your account of record

     o Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

OTHER CONSIDERATIONS


RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The Fund does not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of the Fund and to purchase shares of another Henderson Global Fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

ANTI-MONEY LAUNDERING LAWS. The Fund is required to comply with certain federal anti-money laundering laws and regulations. The Fund may be required to "freeze" the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Fund may be required to transfer the account or the proceeds of the account to a government agency.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund is designed for long-term investors and discourages short-term trading (market timing) and other

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Fund receives purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund making it more difficult to identify and eliminate market timers. To the degree the Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy. In certain instances, intermediaries may be unable to implement those policies or may not be able to implement them in the same manner as the Fund due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Fund may rely. In general, the Fund cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Fund.

As noted above, under "Other Considerations--Right to Reject or Restrict Purchase and Exchange Orders," the Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Fund and its shareholders, the Fund may, at the Fund's sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common or related ownership or control.

The Fund's Board of Trustees has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Fund include: reviewing significant or unusual transactions or patterns of activity and fair valuing the Fund's investments when appropriate (see "Other Information - Pricing of Fund Shares" below).

In addition, a financial intermediary through which you may purchase shares of the Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund's consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund's ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. IF YOU PURCHASE FUND SHARES THROUGH A FINANCIAL INTERMEDIARY, YOU SHOULD CONTACT THE INTERMEDIARY FOR MORE INFORMATION ABOUT WHETHER AND HOW RESTRICTIONS OR LIMITATIONS ON TRADING ACTIVITY WILL BE APPLIED TO YOUR ACCOUNT.

Class A, Class B and Class C shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares you redeem exceeds the number of Fund shares that you have held for more than 30 days. In determining whether the minimum 30-day holding period has been met, only the period during which you have held shares of the Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The Fund reserves the right to waive the 2.00% redemption fee on a case-by-case basis. The 2.00% redemption fee will not be charged on transactions involving the following:


     o Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

     o Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or require waiver of redemption fees as a condition for inclusion in the program;


     o Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Code where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a written agreement to provide data to assist the Fund in monitoring for excessive trading;

     o Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Fund;


     o Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

     o Total or partial redemption of shares acquired though reinvestment of dividends;

     o Total or partial redemptions of shares by registered management investment companies that have an

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


          agreement with the Adviser or Distributor for that purpose; or


     o    Redemptions initiated by the Fund.

For shares purchased through a financial intermediary, shareholders should contact their financial intermediary for more information on whether the redemption fee is applied to their shares. In some cases, financial intermediaries investing wrap account assets through an omnibus account may charge the 2.00% redemption fee but apply operational policies or procedures that are more or less restrictive than those of the Fund.


In addition to the redemption fee described above, your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.


You are permitted to make exchanges between the Class A, Class B and Class C shares of the Henderson Global Funds; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, the Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange (i) out of one Henderson Global Fund into another Henderson Global Fund or the Monarch Daily Assets Cash Fund or (ii) out of the Monarch Daily Assets Cash Fund into the Fund or any Henderson Global Fund.


REINSTATEMENT PRIVILEGE. Once a year, you may decide to reinstate Class A, Class B and Class C shares that you have redeemed within the past 90 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.


IN-KIND DISTRIBUTIONS. The Fund reserves the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

INVESTOR SERVICES AND PROGRAMS



As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.


DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:


     o Dividend and net capital gain distributions reinvested in additional shares of the Fund (this option will be assigned if no other option is specified)

     o Dividend distributions in cash; net capital gain distributions reinvested in additional shares of the Fund

     o    Dividend and net capital gain distributions in cash

     o Dividend and net capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See "Other Information- Distributions-Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


PURCHASE AND REDEMPTION PROGRAMS FOR CLASS A, CLASS B AND CLASS C SHARES

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class B and Class C shares, without extra charge.

AUTOMATIC INVESTMENT PLAN. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.


AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in the Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in the Fund for shares of the same Class of other Henderson Global Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Henderson Global Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.


REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.


DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of the Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Henderson Global Fund.

SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days notice.


EXCHANGE PLAN FOR CLASS A, CLASS B AND CLASS C SHARES


The Fund offers an exchange plan for Class A, Class B and Class C Shares between the Fund and the Daily Assets Cash Fund, a series of the Monarch Funds. You may exchange your Fund shares for shares of the Daily Assets Cash Fund or exchange into the Fund from the Daily Assets Cash Fund on any day when BOTH the NYSE and the Federal Reserve Bank are open. All exchanges are made at the NAV per share calculated on the business day the exchange request was received; however, to be



--------------------------------------------------------------------------------
AS A SHAREHOLDER OF A FUND, YOU HAVE AVAILABLE TO YOU A NUMBER OF SERVICES AND INVESTMENT PROGRAMS.
--------------------------------------------------------------------------------

INVESTOR SERVICES AND PROGRAMS


effective on that date, a request to exchange in or out of the Daily Assets Cash Fund must be received by the purchase or redemption cutoff time described in the Daily Assets Cash Fund's prospectus, a copy of which can be obtained for free from us by calling 866.343.6337. Shares exchanged into the Daily Assets Cash Fund are entitled to receive distributions beginning the day following the exchange. Shares exchanged out of the Daily Assets Cash Fund are entitled to receive distributions for the time the shares were held, payable on the last business day of each month.


THIS EXCHANGE PLAN IS ONLY AVAILABLE THROUGH CERTAIN DEALERS AUTHORIZED BY THE HENDERSON GLOBAL FUNDS AT THEIR SOLE DISCRETION AND WE MAY REJECT ANY EXCHANGE REQUEST IF WE THINK ACCEPTING IT WOULD BE HARMFUL TO THE FUNDS OR TO THEIR EXISTING SHAREHOLDERS.

There is no fee to exchange shares; however, shares exchanged from the Fund into the Daily Assets Cash Fund within 30 days of purchase may be subject to a 2.00% redemption fee. These policies are previously described under "How to Purchase, Exchange and Redeem Shares - Other Considerations - Frequent Purchases and Redemptions of Fund Shares." For purposes of determining whether you qualify for a reduced sales charge under "Description of Share Classes - Sales Charge Reductions - Class A Shares", the value of your Class A shares held will include the value of your Investor Shares held in the Daily Assets Cash Fund. For purposes of computing the CDSC for Class B and Class C shares, the length of time you have owned your shares will be measured from the date of original purchase and will include the time that you held shares of the Daily Assets Cash Fund.


Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes. For more information about exchanging out of the Daily Assets Cash Fund, you should consult the Daily Assets Cash Fund's prospectus.

OTHER INFORMATION

PRICING OF FUND SHARES


The price of each Class of the Fund's shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, the Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company's holdings or trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of the Fund's NAV. In addition, changes in values in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Fund's fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board of Trustees has adopted procedures for valuing the Fund's securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.


Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

     o shareholder services' close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

     o the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.


The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee.

The Fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem its shares.


DISTRIBUTIONS


The Fund intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually.

See "Investor Services and Programs -- Distribution Options" for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund, in shares of another Henderson Global Fund or received in cash.

UNDELIVERABLE DISTRIBUTIONS

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a

OTHER INFORMATION


dividend/capital gains distribution is returned as "undeliverable" or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.


FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in the Fund may have on your particular tax situation.

TAXABILITY OF DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class A, Class B and Class C shares (other than tax-exempt holders such as qualified retirement plans) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than "qualified dividend income," are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as net capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%. Distributions designated as "qualified dividend income" are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by the Fund from most real estate investment trusts and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by the Fund. Dividends paid in January may be taxable as if they had been paid to shareholders during the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as "qualified dividend income."

Fund distributions will reduce the Fund's NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

As discussed under "Fund Summary-Principal Risks of Investing in the Fund," high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

WITHHOLDING. The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, the Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds' Account Application for additional information regarding backup withholding of federal income tax.

TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of the Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes.The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss.You are responsible for any tax liabilities generated by your transactions.

                                                               OTHER INFORMATION



UNIQUE NATURE OF THE FUND

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Fund, and which may be managed by the Fund's portfolio managers. While the Fund may have many similarities to these other funds, its investment performance will differ from the other funds' investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.


PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUS


The Fund produces financial reports every six months and updates the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund's annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent registered public accounting firm. The independent registered public accounting firm's report, along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).

For a Share Outstanding Throughout the Periods Indicated

                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------


                                                            NET                         DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD   (LOSS) (b)       INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
US FOCUS FUND
CLASS A
Year Ended 7/31/08            $11.99       (0.03)           (0.61)          (0.64)          0.00         (1.74)         (1.74)
Year Ended 7/31/07             10.35       (0.05)            2.32            2.27           0.00         (0.63)         (0.63)
Year Ended 7/31/06             10.93       (0.13)           (0.38)          (0.51)          0.00         (0.07)         (0.07)
Year Ended 7/31/05              9.69       (0.12)            1.41            1.29          (0.05)         0.00          (0.05)
Period Ended 7/31/04 (a)       10.00       (0.04)           (0.27)          (0.31)          0.00          0.00           0.00

CLASS B
Year Ended 7/31/08            $11.72       (0.10)           (0.60)          (0.70)          0.00         (1.74)         (1.74)
Year Ended 7/31/07             10.20       (0.13)            2.28            2.15           0.00         (0.63)         (0.63)
Year Ended 7/31/06             10.85       (0.21)           (0.37)          (0.58)          0.00         (0.07)         (0.07)
Year Ended 7/31/05              9.67       (0.19)            1.39            1.20          (0.02)         0.00          (0.02)
Period Ended 7/31/04 (a)       10.00       (0.05)           (0.28)          (0.33)          0.00          0.00           0.00

CLASS C
Year Ended 7/31/08            $11.72       (0.10)           (0.60)          (0.70)          0.00         (1.74)         (1.74)
Year Ended 7/31/07             10.20       (0.14)            2.29            2.15           0.00         (0.63)         (0.63)
Year Ended 7/31/06             10.85       (0.21)           (0.37)          (0.58)          0.00         (0.07)         (0.07)
Year Ended 7/31/05              9.67       (0.20)            1.40            1.20          (0.02)         0.00          (0.02)
Period Ended 7/31/04 (a)       10.00       (0.05)           (0.28)          (0.33)          0.00          0.00           0.00
                                          NET ASSET                      NET ASSETS,
                                           VALUE,                          END OF
                          REDEMPTION       END OF          TOTAL           PERIOD
                             FEES          PERIOD       RETURN (c)          (000)
-----------------------------------------------------------------------------------
US FOCUS FUND
CLASS A
Year Ended 7/31/08          0.00(*)        $9.61           (7.20)%          $6,227
Year Ended 7/31/07          0.00           11.99           22.55             9,328
Year Ended 7/31/06          0.00           10.35          (4.69)            10,991
Year Ended 7/31/05          0.00           10.93           13.34            14,752
Period Ended 7/31/04 (a)    0.00            9.69          (3.10)             1,467

CLASS B
Year Ended 7/31/08          0.00(*)        $9.28           (7.95)%            $662
Year Ended 7/31/07          0.00           11.72           21.67               998
Year Ended 7/31/06          0.00           10.20          (5.38)             1,292
Year Ended 7/31/05          0.00           10.85           12.46             3,002
Period Ended 7/31/04 (a)    0.00            9.67          (3.30)             1,483

CLASS C
Year Ended 7/31/08          0.00(*)        $9.28           (7.95)%          $2,328
Year Ended 7/31/07          0.00           11.72           21.67             2,789
Year Ended 7/31/06          0.00           10.20          (5.38)             3,065
Year Ended 7/31/05          0.00           10.85           12.46             3,849
Period Ended 7/31/04 (a)    0.00            9.67          (3.30)               356
                                         RATIOS TO AVERAGE NET ASSETS:
                            ------------------------------------------------------
                                                               ANNUALIZED RATIO OF
                            ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                            RATIO OF          RATIO OF          TO AVERAGE NET
                             OPERATING      NET INVESTMENT       ASSETS WITHOUT
                            EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR    PORTFOLIO
                             AVERAGE          TO AVERAGE            EXPENSES       TURNOVER
                            NET ASSETS        NET ASSETS           REIMBURSED        RATE
---------------------------------------------------------------------------------------------
US FOCUS FUND
CLASS A
Year Ended 7/31/08            1.40%             (0.24)%              2.67%             95%
Year Ended 7/31/07            1.95              (0.45)               2.95             167
Year Ended 7/31/06            2.00              (1.18)               2.45              98
Year Ended 7/31/05            2.00              (1.19)               3.37              80
Period Ended 7/31/04 (a)      2.00              (1.41)              22.58              11

CLASS B
Year Ended 7/31/08            2.15%             (0.99)%              3.42%             95%
Year Ended 7/31/07            2.70              (1.23)               3.70             167
Year Ended 7/31/06            2.75              (1.92)               3.20              98
Year Ended 7/31/05            2.75              (1.84)               4.12              80
Period Ended 7/31/04 (a)      2.75              (2.21)              23.32              11

CLASS C
Year Ended 7/31/08            2.15%             (0.98)%              3.42%             95%
Year Ended 7/31/07            2.70              (1.21)               3.70             167
Year Ended 7/31/06            2.75              (1.93)               3.20              98
Year Ended 7/31/05            2.75              (1.95)               4.12              80
Period Ended 7/31/04 (a)      2.75              (2.21)              23.32              11

(a)  The Henderson US Focus Fund commenced operations on April 30, 2004.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)  Amount represents less than $0.01.



                                  28-29 spread

MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORTS


You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION


Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).


You can request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON
(or 866.443.6337) for other services

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

ON THE INTERNET

You may also find more information about the Fund on the Internet at: http://www.hendersonglobalinvestors.com, including the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Fund and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:


BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
(The SEC charges a fee to copy documents.)

BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov


SEC file number: 811-10399
                                                                              30

Fund advised by:


Henderson Global Investors (North America) Inc.
737 N. Michigan Avenue, Suite 1700
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

Logo: Henderson GLobal Investors

Prospectus


November 30, 2008


Worldwide Income Fund (HFAAX, HFABX, HFACX)

HENDERSON WORLDWIDE INCOME FUND
PROSPECTUS

                                                              NOVEMBER 30 , 2008

                                                                  CLASS A SHARES

                                                                  CLASS B SHARES

                                                                  CLASS C SHARES


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES AND RISKS OF THE HENDERSON WORLDWIDE INCOME FUND (THE "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE HENDERSON WORLDWIDE INCOME FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL RETURN THROUGH CURRENT INCOME AND CAPITAL APPRECIATION. THE FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                       This page intentionally left blank.

TABLE OF CONTENTS

FUND SUMMARY ................................................................  4
PERFORMANCE INFORMATION .....................................................  7
FEES AND EXPENSES SUMMARY ...................................................  8
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS ................ 10
MANAGEMENT OF THE FUND ...................................................... 13
DESCRIPTION OF SHARE CLASSES ................................................ 14
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES ................................. 19
INVESTOR SERVICES AND PROGRAMS .............................................. 24
OTHER INFORMATION ........................................................... 26
FINANCIAL HIGHLIGHTS ........................................................ 30
BACK COVER FOR ADDITIONAL INFORMATION ....................................... 32

FUND SUMMARY


INVESTMENT OBJECTIVE

The Worldwide Income Fund's investment objective is to seek total return through current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities (including lower-quality securities or "junk bonds") with a focus on foreign investment grade debt (including developed market government bonds), emerging market debt, international high yield debt, US investment grade corporate debt and US government debt securities. The Fund may also invest in dividend-paying equity securities of companies domiciled in the US or abroad. The manager may shift the Fund's assets among various types of income-producing securities based upon changing market conditions.

The manager uses a process that combines a bottom-up approach to individual security selection rooted in thorough independent research with a macro-economic overlay that determines appropriate country, asset sector, currency and industry exposure.


In their bottom-up approach, the manager uses both qualitative and quantitative credit analysis to consider a variety of factors, including the issuer's:

     o    experience and managerial strength

     o    debt service capability

     o    operating outlook

     o    sensitivity to economic conditions

     o    current financial condition

     o    liquidity and access to capital

     o    asset protection

     o    structural issues

     o    covenant protection

     o    equity sponsorship


The manager performs extensive credit analysis and meets frequently with prospective and purchased debt issuers. He also works closely with a team of analysts to search for the most appropriate securities to include in the Fund's portfolio.


Sector, regional and industry allocations are evaluated within a broader economic and market context and involve:

     o evaluation of the economic and interest rate environment that determines asset sector allocation and quality mix

     o evaluation of country and regional economic environment to support country allocation decisions

     o analysis of industry weightings including stability and growth of industries, cash flows and/or positive equity momentum


The Fund will generally consider selling a security when in the manager's opinion, there is significant deterioration in company fundamentals, an inability to maintain open communication with management, a change in business strategy, a change in issuer-specific business outlook, realization of anticipated gains, or a failure by the issuer to meet operating/financial targets. The Fund may also consider selling a security if, in the manager's opinion, a superior investment opportunity arises.


The Fund may use bank borrowings to increase the amount of money the Fund can invest. This principle is called leverage. The Fund may borrow money to the extent permissible by the Investment Company Act of 1940, as amended (the "1940 Act"), currently up to 331/3% of its total assets, including the amount borrowed.


Securities in which the Fund may invest include: all types of bonds, debentures, mortgage-related and other asset-backed securities, investment grade debt securities, US Government securities, foreign securities, derivatives, distressed securities and emerging market debt securities, subordinated bank debt and private placements. The Fund also may invest up to 30% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities. The Fund has no policy limiting the currency in which foreign securities may be denominated.


The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any par ticular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

PRINCIPAL RISKS OF INVESTING IN THE FUND


As with any fund, the value of the Fund's investments and therefore, the value of the Fund's shares as well as the amount of any dividend paid may fluctuate significantly.



--------------------------------------------------------------------------------
THE HENDERSON WORLDWIDE INCOME FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL RETURN THROUGH CURRENT INCOME AND CAPITAL APPRECIATION.
--------------------------------------------------------------------------------

                                                                    FUND SUMMARY


The principal risks that could adversely affect the total return on your investment include:

     o HIGH YIELD SECURITIES RISK. High yield securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

     o CREDIT/DEFAULT RISK. The risk that one or more debt securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

     o MARKET RISK. The risk that deteriorating market conditions might cause a general weakness in the market that reduces the overall value of debt securities in the market. Developments in a particular class of debt securities or the stock market could also adversely affect the Fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the Fund emphasizes debt securities from any given industry, it could be hurt if that industry does not do well. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments when due than an investment grade issuer. The prices of high yield securities are generally more volatile and sensitive to actual or perceived negative economic developments than investment grade securities. The Fund may also invest in equity securities. Equity investments, such as common stocks, are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.

     o ISSUER RISK. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. The market price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

     o INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as prepayment risk and may reduce the Fund's income. During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security's duration and reduce the value of the debt security. This is known as extension risk.

     o LIQUIDITY RISK. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.


     o LEVERAGE RISK. The Fund may borrow money to the extent permissible under the 1940 Act, currently up to 33 (1)/3% of its total assets, including the amount borrowed. This leverage creates risks not associated with unleveraged funds having a similar investment objective. Leverage creates risk which may adversely affect the return to shareholders of the Fund, including: the likelihood of greater volatility of net asset value; fluctuations in the interest rates on borrowings and short-term debt; increased operating costs, which may reduce the Fund's total return; and the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowings remain fixed. Since the Fund pays the Adviser (as defined on page 13) based on the Fund's averaged managed assets, which include the proceeds of any leverage, the Adviser's fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

FUND SUMMARY


     o FREQUENT TRADING RISK. The Fund's portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

You can lose money by investing in the Fund or your investment may not perform as well as other similar investments. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An invest ment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


WHO SHOULD INVEST IN THE FUND?

The WORLDWIDE INCOME FUND may be an appropriate investment for you if you:

     o    want a professionally managed portfolio

     o    are looking for current income

     o are willing to tolerate greater credit risk and possibly price fluctuation caused by its investment in many types of fixed income securities including investment grade debt, below investment grade bonds and emerging market debt securities

PERFORMANCE INFORMATION


The bar chart and table that follow provide some indication of the risk of investing in the Fund, by showing how the Fund's performance has varied over time. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index.

The annual returns in the bar chart which follows are for the Fund's Class A shares without reflecting payment of any front-end sales charge; if they did reflect payment of sales charges, annual returns would be lower. Class B and Class C shares of the Fund will have annual returns similar to those of the Class A shares because all of the classes of shares are invested in the same portfolio of securities and have the same portfolio management. However, because each class of shares has different sales charges, distribution fees and fees and expenses, performance of each class will differ. Please see the section entitled "Fees and Expenses Summary."

Average annual returns in the table below the bar chart reflect the imposition of the maximum front end sales charge or contingent deferred sales charge. After-tax returns are calculated using the highest historical marginal individual US federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through qualified tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Class A shares; after-tax returns for the Class B and Class C shares of the Fund will vary from those shown.

When you consider this information, please remember that the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


WORLDWIDE INCOME FUND - CLASS A
TOTAL RETURN (%)
per calendar year

Bar Chart:

Year-to-date through 9/30/08:      (18.31)%

Best Quarter:                        5.32%     9/30/04 (quarter ended)
Worst Quarter:                      (1.85)%    3/31/05 (quarter ended)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31, 2007                                                      1 Year %  Since Inception(1) %
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Return Before Taxes                                                                        (1.56)         7.47
-----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                        (3.56)         5.14
-----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                                (0.82)         5.05
-----------------------------------------------------------------------------------------------------------------------
CLASS B
Return Before Taxes                                                                        (1.49)         7.49
-----------------------------------------------------------------------------------------------------------------------
CLASS C
Return Before Taxes                                                                         2.60          7.92
-----------------------------------------------------------------------------------------------------------------------
Lehman Brothers Global Aggregate Bond Index [ex US MBS](2) (reflects no deductions for fees,
  expenses or taxes)                                                                        9.87          5.90
-----------------------------------------------------------------------------------------------------------------------

(1) The inception date for the Class A, Class B and Class C shares is September 30, 2003.

(2) The Lehman Brothers Global Aggregate Bond Index [ex US MBS] is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage Bonds. Effective May 19, 2006, the Henderson Income Advantage Fund changed its name, investment objective and policies and became the Henderson Worldwide Income Fund. The Fund's historical performance may not represent current investment policies.

FEES AND EXPENSES SUMMARY

The Fund offers different Classes of shares. Although your money will be invested the same way no matter which Class of shares you buy, there are differences among the fees and expenses associated with each Class. For more information about which share class may be right for you, see "Description of Share Classes."

The following tables show the different fees and expenses that you may pay if you buy and hold the different Classes of shares of the Fund. Please note that the following information does not include fees that intermediaries may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a)
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS A           CLASS B          CLASS C
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of the Offering Price)
                                                        4.75%(b)           None             None
-----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
    (as a percentage of the Offering Price)              None(c)          5.00%(d)         1.00%(e)
-----------------------------------------------------------------------------------------------------------------------
Redemption Fee (f)
    (as a percentage of amount redeemed)                 2.00%             2.00%            2.00%
-----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE PAID FROM FUND ASSETS)
As a percentage of average net assets
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS A           CLASS B          CLASS C
-----------------------------------------------------------------------------------------------------------------------
Management Fees (g)(h)                                   0.85%             0.85%            0.85%
-----------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                    0.25%             1.00%            1.00%
-----------------------------------------------------------------------------------------------------------------------
Other Expenses (i)                                       0.35%             0.35%            0.35%
-----------------------------------------------------------------------------------------------------------------------
Acquired Fund Operating Expenses (estimated
    indirect expenses of underlying funds) (j)           0.01%             0.01%            0.01%
-----------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses                             1.46%             2.21%            2.21%
-----------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement (k)                 0.15%             0.15%            0.15%
-----------------------------------------------------------------------------------------------------------------------
    Net Operating Expenses (k)                           1.31%             2.06%            2.06%
-----------------------------------------------------------------------------------------------------------------------

(a) You may be charged a fee by your broker or agent if you effect transactions in Fund shares through a broker or agent.

(b) The sales charge declines with certain increases in the amount invested. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if your Class A purchase meets certain requirements.

(c) A contingent deferred sales charge ("CDSC") of 1% is applied to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as a part of an investment of $1 million or more.

(d)  The CDSC payable upon redemption of Class B shares declines over time.

(e) A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(f) Shares redeemed within 30 days of purchase, including redemptions in connection with exchanges, may be subject to a 2.00% redemption fee. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Frequent Purchases and Redemptions of Fund Shares."

(g) Management Fee rates will decrease at certain levels of increased assets. Please see "Management of the Fund" for the breakpoints for the management fees.

(h) Management fees are calculated as a percentage of the Fund's average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

(i) Other Expenses are based on the most recent fiscal year-end results for the Fund.

(j) Acquired Fund Operating Expenses includes the Fund's share of the fees and expenses of any other fund in which the Fund invested.

(k) The Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.05% of the Fund's average daily net assets. The Fund's Expense Limitation Agreement shall terminate either upon the termination of the Advisory Agreement or on July 31, 2020.

                                                       FEES AND EXPENSES SUMMARY


EXAMPLE OF EXPENSES


The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples are hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

     o you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

     o your investment has a 5% return each year and dividends and other distributions are reinvested

     o the Fund's operating expenses will remain the same and reflect contractual waivers and reimbursements for applicable periods

Based upon these assumptions*:

                            If you sell your shares,                     If you don't sell your shares,
                              your costs would be:                            your costs would be:

                      1-YEAR   3-YEAR    5-YEAR     10-YEAR           1-YEAR   3-YEAR     5-YEAR    10-YEAR
-----------------------------------------------------------------------------------------------------------------------
    Class A             602       871     1,160      1,984              602       871      1,160     1,984
-----------------------------------------------------------------------------------------------------------------------
    Class B             609       946     1,209      2,202              209       646      1,109     2,202
-----------------------------------------------------------------------------------------------------------------------
    Class C             209       646     1,109      2,394              209       646      1,109     2,394
-----------------------------------------------------------------------------------------------------------------------

* The expense examples above assume that the Adviser's agreement to waive fees and/or reimburse expenses expires on July 31, 2020. The expense examples also reflect the conversion of Class B shares to Class A shares after 8 years.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


INVESTMENT STRATEGIES


TEMPORARY DEFENSIVE INVESTMENTS. As a temporary measure for defensive purposes, the Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of US and non-US issuers, or hold cash. The Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to the Fund's primary investments when the managers believe it is advisable to do so, or to meet anticipated levels of redemption. The Fund will normally invest a portion of its portfolio in US dollars or short-term interest bearing US dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit the Fund's ability to meet its investment objective.

DERIVATIVES. The Fund may use derivatives including forwards, options, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index. To the extent the Fund purchases derivatives, they will typically be used for hedging purposes. Using derivatives, especially for non-hedging purposes, may involve greater risks to the Fund, than investing directly in securities.

INVESTMENT RISKS

     o COMMON STOCK RISK. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

          The Fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers' assessment of the prospects for a company's earnings growth is wrong, or if the managers' judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that a manager has placed on it.

          Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that a manager has placed on it.

     o DERIVATIVES RISK. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the managers' ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

          Other risks arise from the managers' potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

          In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund's assets are committed to derivatives in general or are invested in a few types of derivatives.


     o FOREIGN INVESTMENTS. Foreign investments involve special risks, including:

          o Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the US dollar.

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


     o Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

     o Unreliable or untimely information: There may be less information publicly available about a foreign company than about most US companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.

     o Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the US.


     o Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most US investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value the Fund's foreign investments.


     o Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.


     o Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable US companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund.


     o Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to US traded investments that are denominated in foreign currencies, investments in US companies that are traded in foreign markets or investments in US companies that have significant foreign operations.


Distributions of earnings from dividends paid by certain "qualified foreign corporations" may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to the Fund's foreign investments, as described in the statement of additional information (SAI).

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded in US markets and are US dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

     o DEFENSIVE INVESTMENT STRATEGIES. In addition, the Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that the Fund invests defensively, it may not be able to pursue its investment objective. The Fund's defensive investment position may not be effective in protecting its value.

     o SECURITIES LOANS. The Fund may make secured loans of its portfolio securities amounting to not more than 331/3% of their total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


          retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Fund may also call such loans in order to sell the securities involved.

     o IMPACT OF ACTIONS BY OTHER SHAREHOLDERS. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund's shareholders subject to income tax.

     o INFLATION RISK. The risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money.

     o REINVESTMENT RISK. Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio's current earnings rate.

     o ZERO-COUPON BONDS RISK. Zero coupon bonds are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally subject to the same risks as high yield securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment.

     o OVERWEIGHTING IN CERTAIN MARKET SECTORS RISK. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the managers' perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

          CHANGES IN POLICIES. The Fund's Trustees may change the Fund's investment objective, investment strategies and other policies without shareholder approval, except with respect to the Fund's policy to invest at least 80% of its net assets in income producing securities.

          ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund's SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

          DISCLOSURE OF PORTFOLIO HOLDINGS The Fund's SAI includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings.

MANAGEMENT OF THE FUND



INVESTMENT ADVISER

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago IL, 60611, referred to herein as "the Adviser," is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson Group plc and, together with their subsidiaries, are referred to as "Henderson Global Investors" in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 2DA, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.

The Adviser provides services and facilities to the Fund. For the most recent fiscal year, the Fund paid the Adviser a monthly fee at an annual rate of the Fund's average managed assets as set forth below:(1)

               0.85% on the first $500 million;
               0.75% on the next $500 million;
               0.70% on the next $500 million; and
               0.65% on the balance thereafter.

(1) The fee is based upon the Fund's average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund's average managed assets, which include the proceeds of any leverage, the Adviser's fee will be higher if the Fund is leveraged.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Fund is available in the Fund's Annual Report dated July 31, 2008.

PORTFOLIO MANAGEMENT

Chris Wozniak is the lead portfolio manager for the Fund. Mr. Wozniak is Director of Fixed Income with responsibility for global institutional and retail fixed income portfolios investing across a wide range of geographies, currencies and asset classes. Mr. Wozniak is a member of the Global Policy Committee that is responsible for asset allocation decisions between equities, fixed income and property. Mr. Wozniak has managed fixed income and equity portfolios since 1985.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

DESCRIPTION OF SHARE CLASSES



The Fund offers Class A, Class B, and Class C shares through this Prospectus. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the Classes of shares:


CLASS A SHARES

     o front end sales charge. There are several ways to reduce these sales charges

     o    lower annual expenses than Class B, Class C and Class R shares

     o no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment

     o Class A shares pay distribution and service fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under "Sales Charge Waivers - Class A Shares."

CLASS B SHARES

     o no front end sales charge. All your money goes to work for you right away

     o    individual purchase transactions are limited to amounts less than
          $100,000

     o    higher annual expenses than Class A shares

     o    a CDSC on shares you sell within six years of purchase

     o automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses

     o Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually

     o    CDSC is waived for certain types of redemptions

CLASS C SHARES

     o no front end sales charge. All your money goes to work for you right away

     o individual purchase transactions are limited to amounts less than $1,000,000

     o a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter

     o shares do not convert to another Class o higher annual expenses than Class A shares

     o Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

     o    CDSC is waived for certain types of redemptions


Class B and Class C shares are not intended for purchase in amounts equal to or greater than $100,000 and $1,000,000, respectively. You and/or your financial adviser are responsible for ensuring that your investment in Class B or Class C shares does not exceed those limits. The Fund cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class B or Class C shares to exceed the limits imposed on individual transactions.

Each investor's financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:


     o    how long you expect to own the shares

     o    how much you intend to invest

     o    total expenses associated with owning shares of each Class

     o    whether you qualify for any reduction or waiver of sales charges

     o    whether you plan to take any distributions in the near future

     o    availability of share Classes

     o    how share Classes affect payments to your financial adviser


Please see the heading "Contingent Deferred Sales Charge" for other considerations concerning the calculation of the CDSC that may apply.


If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.


In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Fund with "shelf space" or access to a third party platform



--------------------------------------------------------------------------------
THE CLASS OF SHARES THAT IS BEST FOR YOU DEPENDS ON A NUMBER OF FACTORS, INCLUDING THE AMOUNT YOU PLAN TO INVEST AND HOW LONG YOU PLAN TO HOLD THE SHARES.
--------------------------------------------------------------------------------

                                                    DESCRIPTION OF SHARE CLASSES


or fund offering list, or other access to promote sales of shares of the Fund including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting access to the third party firm's sales force; granting access to the third party firm's conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of the Fund. These payments are often referred to as "revenue sharing" payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

The Fund may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Fund may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they affect transactions through them.

APPLICABLE SALES CHARGE - CLASS A SHARES

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

                                                                                                    DEALER
                                                                           SALES CHARGE*          REALLOWANCE
                                                                         AS PERCENTAGE OF:           AS A
                                                                      -----------------------     PERCENTAGE
                                                                      OFFERING     NET AMOUNT       OF THE
AMOUNT OF PURCHASE                                                      PRICE       INVESTED    OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------------
Less than $50,000                                                       4.75%         4.99%          4.25%
-----------------------------------------------------------------------------------------------------------------------
$50,000 but
  less than $100,000                                                    4.50%         4.71%          4.00%
-----------------------------------------------------------------------------------------------------------------------
$100,000 but
  less than $250,000                                                    3.50%         3.63%          3.00%
-----------------------------------------------------------------------------------------------------------------------
$250,000 but
  less than $500,000                                                    2.50%         2.56%          2.25%
-----------------------------------------------------------------------------------------------------------------------
$500,000 but
  less than $1,000,000                                                  2.00%         2.04%          1.75%
-----------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                      None**        None**         None***
-----------------------------------------------------------------------------------------------------------------------

  * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
 ** No initial sales charge applies on investments of $1 million or more.
    However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.
*** Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under "Sales Charge Waivers - Class A Shares" are not eligible for sales commissions on purchases of $1 million or more.

DESCRIPTION OF SHARE CLASSES


YOU MAY BE ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.

SALES CHARGE REDUCTIONS - CLASS A SHARES

You may qualify for reduced sales charges in the following cases:

     o LETTER OF INTENT. If you intend to purchase at least $50,000 of Class A shares of the Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).


          You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Fund's custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

     o RIGHTS OF ACCUMULATION. The value of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on the previous page). For purposes of obtaining a breakpoint discount, a member of your "immediate family" includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:


          o    Individual accounts

          o    Joint accounts between the individuals described above

          o    Certain fiduciary accounts

          o    Single participant retirement plans

          o Solely controlled business accounts Fiduciary accounts include trust and estate accounts.

          Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.


          For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.


For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.


Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing the Fund's shares.


For further information on sales charges, please visit www.hendersonglobalinvestors.com (click on the link titled "Sales Charge Information" in the Mutual Funds section), call 866.3HENDERSON (or 866.343.6337) or consult with your financial adviser.

SALES CHARGE WAIVERS - CLASS A SHARES


The Fund will waive the initial sales charge on Class A shares for the following types of purchases:

     1.   Dividend reinvestment programs

     2. Purchase by any other investment company in connection with the combination of such com pany with the Fund by merger, acquisition of assets or otherwise

     3. Reinvestment by a shareholder who has redeemed shares in the Fund and reinvests in the Fund or another Henderson Global Fund, provided the reinvestment is made within 90 days of the redemption

     4. Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more

     5. Purchase by a unit investment trust registered under the 1940 Act, which has shares of the Fund as a principal investment

     6. Purchase by a financial institution purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by Foreside Fund Services, LLC, the Funds' distributor ("Distributor")

     7. Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for

                                                    DESCRIPTION OF SHARE CLASSES


          its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent


     8. Purchases of an employer-sponsored retirement or benefit plan defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a "rabbi trust" provided that:

          o    the plan's assets are at least $1,000,000; or

          o there are at least 100 employees eligible to participate in the plan

          Employer-sponsored retirement plans that invested in Class A shares without any sales charge before November 30, 2006, and that continue to meet the eligibility requirements in effect as of the date of the initial purchase, may continue to purchase Class A shares without any sales charge.

     9. Purchase by all current and certain former employees of the Adviser, its affiliates or an entity with a selling agreement with the Distributor to sell the Fund's shares

     10.  Purchase by a current or former Trustee of the Trust


     11.  Any member of the immediate family of a person qualifying under (9) or
          (10), including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships

     12. Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose.

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3HENDERSON (or 866.343.6337).

APPLICABLE SALES CHARGE - CLASS B SHARES

You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under "Contingent Deferred Sales Charge."


Brokers that initiate and are responsible for purchases of such Class B shares of that Fund may receive a sales commission at the time of sale of up to 4.00% of the purchase price of Class B shares of a Fund .


CONVERSION FEATURE -- CLASS B SHARES:


     o Class B shares of the Fund automatically convert to Class A shares of the Fund eight years after you acquired such shares. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."


     o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.


     o You will not pay any sales charge or fees when your shares convert into Class A shares of the Fund, nor will the transaction be subject to federal income tax.

     o If you exchange Class B shares of the Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in the recognition of a gain or loss for federal income tax purposes.


     o The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

The Board of Trustees may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board of Trustees determines that such suspension is likely to continue for a substantial period of time, it will create another Class of shares into which Class B shares are convertible.

APPLICABLE SALES CHARGE - CLASS C SHARES

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.


Brokers that initiate and are responsible for purchases of such Class C shares of the Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of that Fund.


CONTINGENT DEFERRED SALES CHARGE (CDSC)

You pay a CDSC when you redeem:

     o Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase

     o    Class B shares within six years of purchase

     o    Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows.


YEARS SINCE PURCHASE                           CDSC
First..........................................5.00%
Second.........................................4.00%
Third..........................................4.00%
Fourth.........................................3.00%
Fifth..........................................2.00%
Sixth..........................................1.00%
Seventh and thereafter.........................0.00%

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund of which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

DESCRIPTION OF SHARE CLASSES


You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the third year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

The Fund will waive the CDSC payable upon redemptions of shares for:

     o death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

     o benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

     o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

     o withdrawals under the Fund's systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

     o    redemptions initiated by the Fund

     o redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper

     o redemptions of Class A shares where no broker was compensated by the Distributor for the sale.


CDSC AGING SCHEDULE

As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

     o Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Fund

     o Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Fund.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares by financing the costs of advancing brokerage commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



You may purchase, exchange and redeem Class A, Class B and Class C shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs." The Fund reserves the right to modify the following policies at any time and to reject any investment for any reason.

HOW TO PURCHASE CLASS A, CLASS B AND CLASS C SHARES
INITIAL PURCHASE

Investment Minimums:
-----------------------------------------------------------------------------------------------------------------------
                                                                                       MINIMUM TO OPEN       MINIMUM
TYPE OF ACCOUNT                                                                          AN ACCOUNT          BALANCE
-----------------------------------------------------------------------------------------------------------------------
Regular                                                                                     $500              $500
-----------------------------------------------------------------------------------------------------------------------
IRA and Roth IRA                                                                            $500              $500
-----------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Account (Educational IRA)                                       $500              $500
-----------------------------------------------------------------------------------------------------------------------
Automatic Investment Plan                                                                   $500              $500
-----------------------------------------------------------------------------------------------------------------------

Except as noted below, the Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund.

The Fund may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund's investment requirements including applicable investment minimums. In the event the Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Trust and employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Fund reserves the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Fund. The Fund also reserves the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Fund's share Class are appropriate for you. In addition, consider the Fund's investment objective, principal investment strategies and principal risks as well as factors listed under "Description of Share Classes" to determine whether the Fund and is appropriate for your situation and, if so, which share Class is most appropriate for your situation.


OPENING YOUR ACCOUNT

You can open a new account in any of the following ways:

     o FINANCIAL ADVISER. You can establish an account by having your financial adviser process your purchase.

     o COMPLETE THE APPLICATION. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

          OVERNIGHT MAIL
          Boston Financial Data Services
          c/o Henderson Global Funds
          30 Dan Road
          Canton, MA 02021-2809
          866.3HENDERSON (or 866.343.6337)

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


Current shareholders may open a new identically registered account by one of the following methods:

     o TELEPHONE EXCHANGE PLAN. You may exchange $500 or more from your existing account to another Henderson Global Fund account.


     o WIRE. Call 866.3HENDERSON (or 866.343.6337) to arrange for this transaction:

          State Street Bank and Trust Company
          Attn: Mutual Funds
          Boston, MA 02110
          ABA # 0110-0002-8
          Attn: Henderson Global Funds
          Deposit DDA #9905-541-0
          FBO: (please specify the Fund name, account number and name(s) on account);

You must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

     o    Account Registration

     o    Dealer Number

     o    Branch and Rep Number

     o    Dealer Account Number (BIN)

     o    Matrix level

     o    Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.


The Fund does not accept foreign correspondent or foreign private banking accounts.


ADDING TO YOUR ACCOUNT


There are several easy ways you can make additional investments to any Henderson Global Fund in your account:


     o    ask your financial adviser to purchase shares on your behalf

     o    send a check with the returnable portion of your statement

     o wire additional investments through your bank using the wire instructions as detailed above

     o authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse. You may elect this privilege on your account application or through a written request


     o    exchange shares from another Henderson Global Fund


     o through an Automatic Investment Plan (please see "Investor Services and Programs - Purchase and Redemption Programs" for details)


HOW TO EXCHANGE SHARES

You can exchange your shares in the Fund for shares of the same Class of other Henderson Global Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. Please note that a share exchange is a taxable event for federal income tax purposes. To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Shares exchanged between funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under "Frequent Purchases and Redemptions of Fund Shares."

HOW TO REDEEM SHARES

You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. "Good order" is defined by the requirements described below for redemptions processed by telephone or mail.

Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


REDEEMING THROUGH YOUR FINANCIAL ADVISER

You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

     o BY TELEPHONE. You can call shareholder services at 866.3HENDERSON (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

     o BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

          REGULAR MAIL
          Henderson Global Funds
          PO Box 8391
          Boston, MA 02266-8391

          OVERNIGHT MAIL
          Boston Financial Data Services
          c/o Henderson Global Funds
          30 Dan Road
          Canton, MA 02021-2809
          866.3HENDERSON (or 866.343.6337)

     o BY WIRE AND/OR ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

          Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

SIGNATURE GUARANTEE / ADDITIONAL DOCUMENTATION

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     o You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

     o    You want to redeem more than $200,000 in shares

     o You want your redemption check mailed to an address other than the address on your account registration

     o    Your address of record was changed within the past 30 days


     o You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account


     o You want your redemption proceeds wired to an account other than your account of record

     o Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

OTHER CONSIDERATIONS


RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The Fund does not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of the Fund and to purchase shares of another Henderson Global Fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

ANTI-MONEY LAUNDERING LAWS. The Fund is required to comply with certain federal anti-money laundering laws and regulations. The Fund may be required to "freeze" the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Fund may be required to transfer the account or the proceeds of the account to a government agency.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund is designed for long-term investors and discourages short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Fund receives purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund making it more difficult to identify and eliminate market timers. To the degree the Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy. In certain instances, intermediaries may be unable to implement those policies or may not be able to implement them in the same manner as the Fund due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Fund may rely. In general, the Fund cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Fund.

As noted above, under "Other Considerations--Right to Reject or Restrict Purchase and Exchange Orders," the Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Fund and its shareholders, the Fund may, at the Fund's sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common or related ownership or control.

The Fund's Board of Trustees has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Fund include: reviewing significant or unusual transactions or patterns of activity and fair valuing the Fund's investments when appropriate (see "Other Information - Pricing of Fund Shares" below).

In addition, a financial intermediary through which you may purchase shares of the Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund's consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund's ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. IF YOU PURCHASE FUND SHARES THROUGH A FINANCIAL INTERMEDIARY, YOU SHOULD CONTACT THE INTERMEDIARY FOR MORE INFORMATION ABOUT WHETHER AND HOW RESTRICTIONS OR LIMITATIONS ON TRADING ACTIVITY WILL BE APPLIED TO YOUR ACCOUNT.

Class A, Class B and Class C shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares you redeem exceeds the number of Fund shares that you have held for more than 30 days. In determining whether the minimum 30-day holding period has been met, only the period during which you have held shares of the Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The Fund reserves the right to waive the 2.00% redemption fee on a case-by-case basis. The 2.00% redemption fee will not be charged on transactions involving the following:


     o Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

     o Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or require waiver of redemption fees as a condition for inclusion in the program;


     o Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Code where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a written agreement to provide data to assist the Fund in monitoring for excessive trading;

     o Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Fund;

     o Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;


     o Total or partial redemption of shares acquired though reinvestment of dividends;

                                     HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES



     o Total or partial redemptions of shares by registered management investment companies that have an agreement with the Adviser or Distributor for that purpose; or

     o    Redemptions initiated by the Fund.

For shares purchased through a financial intermediary, shareholders should contact their financial intermediary for more information on whether the redemption fee is applied to their shares. In some cases, financial intermediaries investing wrap account assets through an omnibus account may charge the 2.00% redemption fee but apply operational policies or procedures that are more or less restrictive than those of the Fund.


In addition to the redemption fee described above, your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.


You are permitted to make exchanges between the Class A, Class B and Class C shares of the Funds; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, the Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange (i) out of one Henderson Global Fund into another Henderson Global Fund or the Monarch Daily Assets Cash Fund or
(ii) out of the Monarch Daily Assets Cash Fund into the Fund or any Henderson Global Fund.

REINSTATEMENT PRIVILEGE. Once a year, you may decide to reinstate Class A, Class B and Class C shares that you have redeemed within the past 90 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

IN-KIND DISTRIBUTIONS. The Fund reserves the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

INVESTOR SERVICES AND PROGRAMS



As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.


DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:


     o Dividend and capital gain distributions reinvested in additional shares of the Fund (this option will be assigned if no other option is specified)

     o Dividend distributions in cash; capital gain distributions reinvested in additional shares of the Fund

     o    Dividend and capital gain distributions in cash

     o Dividend and capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice.


Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See "Other Information- Distributions-Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PURCHASE AND REDEMPTION PROGRAMS
FOR CLASS A, CLASS B AND CLASS C SHARES

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class B and Class C shares, without extra charge.

AUTOMATIC INVESTMENT PLAN. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.


AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in the Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in the Fund for shares of the same Class of other Henderson Global Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Henderson Global Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.


REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.


DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of the Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Henderson Global Fund.

SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive or designate someone else to receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days notice.


EXCHANGE PLAN FOR CLASS A, CLASS B AND CLASS C SHARES


The Fund offers an exchange plan for Class A, Class B and Class C Shares between the Fund and the Daily Assets Cash Fund, a series of the Monarch Funds. You may exchange your Fund shares for shares of the Daily Assets Cash Fund or exchange into the Fund from the Daily Assets Cash Fund on any day when BOTH the NYSE and the Federal Reserve Bank are open. All exchanges are made at the NAV per share calculated on the business day the exchange request was received; however, to be effective on that date, a request to exchange in or out of



--------------------------------------------------------------------------------
AS A SHAREHOLDER OF A FUND, YOU HAVE AVAILABLE TO YOU A NUMBER OF SERVICES AND INVESTMENT PROGRAMS.
--------------------------------------------------------------------------------

                                                  INVESTOR SERVICES AND PROGRAMS


the Daily Assets Cash Fund must be received by the purchase or redemption cutoff time described in the Daily Assets Cash Fund's prospectus, a copy of which can be obtained for free from us by calling 866.343.6337. Shares exchanged into the Daily Assets Cash Fund are entitled to receive distributions beginning the day following the exchange. Shares exchanged out of the Daily Assets Cash Fund are entitled to receive distributions for the time the shares were held, payable on the last business day of each month.


THIS EXCHANGE PLAN IS ONLY AVAILABLE THROUGH CERTAIN DEALERS AUTHORIZED BY THE HENDERSONGLOBALFUNDS AT THEIR SOLE DISCRETION AND WE MAY REJECT ANY EXCHANGE REQUEST IF WE THINK ACCEPTING IT WOULD BE HARMFUL TO THE FUNDS OR TO THEIR EXISTING SHAREHOLDERS.

There is no fee to exchange shares; however, shares exchanged from the Fund into the Daily Assets Cash Fund within 30 days of purchase may be subject to a 2.00% redemption fee. These policies are previously described under "How to Purchase, Exchange and Redeem Shares - Other Considerations - Frequent Purchases and Redemptions of Fund Shares." For purposes of determining whether you qualify for a reduced sales charge under "Description of Share Classes - Sales Charge Reductions - Class A Shares", the value of your Class A shares held will include the value of your Investor Shares held in the Daily Assets Cash Fund. For purposes of computing the CDSC for Class B and Class C shares, the length of time you have owned your shares will be measured from the date of original purchase and will include the time that you held shares of the Daily Assets Cash Fund.


Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes. For more information about exchanging out of the Daily Assets Cash Fund, you should consult the Daily Assets Cash Fund's prospectus.

OTHER INFORMATION


PRICING OF FUND SHARES


The price of each Class of the Fund's shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, the Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company's holdings or trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of the Fund's NAV. In addition, changes in values in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Fund's fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Fund has retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board of Trustees has adopted procedures for valuing the Fund's securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

     o shareholder services' close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

     o the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee.

The Fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem its shares.

DISTRIBUTIONS

The Worldwide Income Fund intends to declare dividends of all or a portion of its net investment income daily to shareholders. Dividends and distributions may be payable monthly in cash or additional shares, with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income for

                                                               OTHER INFORMATION



each year. All or substantially all net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. While the Fund will attempt to maintain a stable level of distributions, the Fund will still attempt to comply with Subchapter M of the Code.

See "Investor Services and Programs -- Distribution Options" for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders whether they are reinvested in shares of the Fund, in shares of another Henderson Global Fund or received in cash.

The yield on the Worldwide Income Fund's shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of leverage by the Fund, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the Fund's shares.

UNDELIVERABLE DISTRIBUTIONS

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as "undeliverable" or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds in the Fund from which the transaction was initiated. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

TAX CONSIDERATIONS

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in the Fund may have on your particular tax situation.

TAXABILITY OF DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class A, Class B and Class C shares (other than tax-exempt holders such as qualified retirement plans) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than "qualified dividend income," are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%. Distributions designated as "qualified dividend income" are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by the Fund from most real estate investment trusts and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by the Fund. Dividends paid in January may be taxable as if they had been paid to shareholders during the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as "qualified dividend income."

Fund distributions will reduce the Fund's NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If the Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from that Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

As discussed under "Fund Summary-Principal Risks of Investing in the Fund," high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net capital gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

WITHHOLDING. The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and

OTHER INFORMATION



certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, the Fund will generally withhold US federal income tax at a rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds' Account Application for additional information regarding backup withholding of federal income tax.

TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of the Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, a short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

UNIQUE NATURE OF THE FUND

Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Fund, and which may be managed by the Fund's portfolio managers. While the Fund may have many similarities to these other funds, its investment performance will differ from the other funds' investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUS

The Fund produces financial reports every six months and updates the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund's annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

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                                                                              29

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent registered public accounting firm. The independent registered public accounting firm's report, along with the Fund's financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).

For a Share Outstanding Throughout the Periods Indicated

                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                        -------------------------------------------     ----------------------------------------
                                                            NET                          DIVIDENDS   DISTRIBUTIONS
                            NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                             VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD   (LOSS) (b)       INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE INCOME
CLASS A
Year Ended 7/31/08           $10.87        0.71            (1.37)           (0.66)        (0.76)         0.00          (0.76)
Year Ended 7/31/07            10.78        0.66             0.08             0.74         (0.65)         0.00          (0.65)
Year Ended 7/31/06            11.03        0.71            (0.22)            0.49         (0.74)         0.00          (0.74)
Year Ended 7/31/05            10.73        0.66             0.40             1.06         (0.72)        (0.04)         (0.76)
Period Ended 7/31/04 (a)      10.00        0.54             0.73             1.27         (0.54)         0.00          (0.54)

CLASS B
Year Ended 7/31/08           $10.84        0.64            (1.36)           (0.72)        (0.68)         0.00          (0.68)
Year Ended 7/31/07            10.76        0.57             0.07             0.64         (0.56)         0.00          (0.56)
Year Ended 7/31/06            11.00        0.62            (0.20)            0.42         (0.66)         0.00          (0.66)
Year Ended 7/31/05            10.72        0.58             0.38             0.96         (0.64)        (0.04)         (0.68)
Period Ended 7/31/04 (a)      10.00        0.47             0.73             1.20         (0.48)         0.00          (0.48)

CLASS C
Year Ended 7/31/08           $10.86        0.64            (1.37)           (0.73)        (0.68)         0.00          (0.68)
Year Ended 7/31/07            10.78        0.57             0.07             0.64         (0.56)         0.00          (0.56)
Year Ended 7/31/06            11.02        0.63            (0.21)            0.42         (0.66)         0.00          (0.66)
Year Ended 7/31/05            10.73        0.58             0.39             0.97         (0.64)        (0.04)         (0.68)
Period Ended 7/31/04 (a)      10.00        0.46             0.75             1.21         (0.48)         0.00          (0.48)
--------------------------------------------------------------------------------------------------------------------------------
                                             NET ASSET                      NET ASSETS,
                                              VALUE,                          END OF
                             REDEMPTION       END OF          TOTAL           PERIOD
                                FEES          PERIOD       RETURN (c)          (000)
---------------------------------------------------------------------------------------
WORLDWIDE INCOME
CLASS A
Year Ended 7/31/08               0.00*       $ 9.45           (6.47)%         $64,687
Year Ended 7/31/07               0.00         10.87            6.71            39,470
Year Ended 7/31/06               0.00         10.78            4.70            17,927
Year Ended 7/31/05               0.00         11.03           10.07            16,375
Period Ended 7/31/04 (a)         0.00         10.73           12.81             7,628

CLASS B
Year Ended 7/31/08               0.00*       $ 9.44           (7.00)%          $5,789
Year Ended 7/31/07               0.00         10.84            5.93             5,003
Year Ended 7/31/06               0.00         10.76            3.93             5,210
Year Ended 7/31/05               0.00         11.00            9.07             4,751
Period Ended 7/31/04 (a)         0.00         10.72           12.08             3,344

CLASS C
Year Ended 7/31/08               0.00*       $ 9.45           (7.09)%         $62,906
Year Ended 7/31/07               0.00         10.86            5.92            29,752
Year Ended 7/31/06               0.00         10.78            3.92            13,150
Year Ended 7/31/05               0.00         11.02            9.16            13,580
Period Ended 7/31/04 (a)         0.00         10.73           12.18             8,047
---------------------------------------------------------------------------------------
                                         RATIOS TO AVERAGE NET ASSETS:
                             ------------------------------------------------------
                                                                ANNUALIZED RATIO OF
                             ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                              RATIO OF          RATIO OF          TO AVERAGE NET
                              OPERATING      NET INVESTMENT       ASSETS WITHOUT
                             EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR    PORTFOLIO
                              AVERAGE          TO AVERAGE            EXPENSES       TURNOVER
                             NET ASSETS        NET ASSETS           REIMBURSED        RATE
---------------------------------------------------------------------------------------------
WORLDWIDE INCOME
CLASS A
Year Ended 7/31/08              1.30%             6.87%                1.45%           41%
Year Ended 7/31/07              1.30              5.89                 1.77             73
Year Ended 7/31/06              1.30              6.51                 1.93            161
Year Ended 7/31/05              1.30              5.98                 2.08            137
Period Ended 7/31/04 (a)        1.30              5.89                 3.49            327

CLASS B
Year Ended 7/31/08              2.05%             6.13%                2.20%            41%
Year Ended 7/31/07              2.05              5.17                 2.52             73
Year Ended 7/31/06              2.05              5.77                 2.68            161
Year Ended 7/31/05              2.05              5.23                 2.83            137
Period Ended 7/31/04 (a)        2.05              5.29                 4.24            327

CLASS C
Year Ended 7/31/08              2.05%             6.17%                2.20%            41%
Year Ended 7/31/07              2.05              5.11                 2.52             73
Year Ended 7/31/06              2.05              5.78                 2.68            161
Year Ended 7/31/05              2.05              5.23                 2.83            137
Period Ended 7/31/04 (a)        2.05              5.26                 4.24            327
---------------------------------------------------------------------------------------------

(a) The Henderson Worldwide Income Fund commenced operations on September 30, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(*)  Amount represents less than $0.01.


                                  30-31 spread

MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:



ANNUAL/SEMI-ANNUAL REPORTS


You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION


Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).


You can request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391


BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)


ON THE INTERNET
You may also find more information about the Fund on the Internet at: http://www.hendersonglobalinvestors.com, including the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.


You can also obtain information about the Fund and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
(The SEC charges a fee to copy documents.)

BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov

SEC file number: 811-10399

Fund advised by:


Henderson Global Investors (North America) Inc.
737 N. Michigan Avenue, Suite 1700
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

                          HENDERSON EUROPEAN FOCUS FUND
                       HENDERSON GLOBAL EQUITY INCOME FUND
                       HENDERSON GLOBAL OPPORTUNITIES FUND
                        HENDERSON GLOBAL TECHNOLOGY FUND
                     HENDERSON INDUSTRIES OF THE FUTURE FUND
                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND
                         HENDERSON JAPAN-ASIA FOCUS FUND


                                    SERIES OF

                             HENDERSON GLOBAL FUNDS
                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 30, 2008

         Henderson Global Funds (the "Trust") is an open-end management investment company that currently consists of eleven portfolios. Each series described in this Statement of Additional Information ("SAI") except Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson Industries of the Future Fund and Henderson Japan-Asia Focus Fund is diversified. This SAI relates to the Class A, Class B, Class C and Class R shares of the Henderson International Opportunities Fund, the Class A, Class B and Class C shares of the Henderson European Focus Fund and Henderson Global Technology Fund and the Class A and Class C Shares of the Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson Industries of the Future Fund and Henderson Japan-Asia Focus Fund (each a "Fund"). Each Fund is managed by Henderson Global Investors (North America) Inc. (the "Adviser") and is subadvised by Henderson Investment Management Limited ("HIML" or the "Subadviser").

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated November 30, 2008 (the "Prospectus"). The financial statements for each Fund, including the notes thereto, at and for the period ended July 31, 2008, included in the Trust's annual report to shareholders are incorporated into this SAI by reference. The Prospectus and the annual and semi-annual reports of the Funds may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

                                TABLE OF CONTENTS


                                                                           Page

FUND HISTORY AND GENERAL INFORMATION..........................................1
INVESTMENT OBJECTIVES AND STRATEGIES..........................................1
FUND INVESTMENTS AND RELATED RISKS............................................2
INVESTMENT RESTRICTIONS......................................................25
PORTFOLIO TURNOVER...........................................................26
DISCLOSURE OF PORTFOLIO HOLDINGS.............................................27
MANAGEMENT OF THE FUNDS......................................................28
CONTROL PERSONS AND PRINCIPAL HOLDERS........................................32
INVESTMENT ADVISORY AND OTHER SERVICES.......................................37
PORTFOLIO MANAGERS...........................................................46
BROKERAGE ALLOCATION.........................................................50
CAPITALIZATION AND VOTING RIGHTS.............................................51
PURCHASES, EXCHANGES AND REDEMPTION INFORMATION..............................53
NET ASSET VALUE..............................................................57
FEDERAL INCOME TAX MATTERS...................................................58
REGISTRATION STATEMENT.......................................................64
FINANCIAL STATEMENTS.........................................................64
APPENDIX A...................................................................65
APPENDIX B...................................................................68


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                      FUND HISTORY AND GENERAL INFORMATION


         The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of eleven portfolios, seven of which are described in this SAI:

         Henderson European Focus Fund (the "European Focus Fund");
         Henderson Global Equity Income Fund (the "Global Equity Income Fund"); Henderson Global Opportunities Fund (the "Global Opportunities Fund"); Henderson Global Technology Fund (the "Global Technology Fund"); Henderson International Opportunities Fund (the "International
          Opportunities Fund");
         Henderson Industries of the Future Fund (the "Industries of the
          Future Fund"); and
         Henderson Japan-Asia Focus Fund (the "Japan-Asia Focus Fund").

         Each portfolio except the Global Equity Income Fund, Global Opportunities Fund, Industries of the Future Fund and Japan-Asia Focus Fund is diversified.

         Henderson Global Investors (North America) Inc. is the investment adviser for each Fund. HIML is the subadviser for each Fund. Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that the Adviser and the Subadviser in their discretion might, but are not required to, use in managing the Funds' portfolio assets. For example, the Adviser and Subadviser may, in their discretion, at any time employ a given practice, technique or instrument for one or more Funds but not for all Funds. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund's overall investment strategy, from time to time have a material impact on that Fund's performance.


                      INVESTMENT OBJECTIVES AND STRATEGIES


         Each Fund has its own investment objective and policies, which are described in the Funds' Prospectus. Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation. The Adviser, subject to the oversight of the Board of Trustees, will monitor the percentage of illiquid securities held by the Funds.


         The European Focus Fund also invests in multinational companies and companies that benefit from European economic activity. Consistent with its investment objective, the Fund may also invest in European debt securities, of which up to 15% of the Fund's net assets may be invested in low-rated debt securities (commonly referred to as "high yield" or "junk" bonds). "Junk" bonds typically are rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P") or, if unrated, considered by the Adviser to be of comparable quality. The Fund may also buy securities that are convertible into common stock.

         Consistent with its investment objective, the Global Equity Income Fund may also invest in debt securities, of which up to 15% of the Fund's net assets may be invested in "junk" bonds. The Fund may engage in active and frequent trading.

         The Global Opportunities Fund may buy securities that are convertible into common stock. The Fund may engage in active and frequent trading.

         The Global Technology Fund may buy securities that are convertible into common stock. The Fund may engage in active and frequent trading. Consistent with its investment objective, the Fund may also invest in technology-related debt securities, of which up to 15% of the Fund's net assets may be invested in "junk" bonds.



         With respect to the Industries of the Future Fund, in evaluating the environmental and social profile of other business activities a company is involved in for purposes of the Fund's environmental, social or ethical criteria, the Fund will not invest in companies which:

         o Persistently breach laws and regulations concerning corporate governance, competition, consumer relations, health and safety, employment practices, and the environment.

         o Are complicit in cases of bribery and corruption, abuses of human rights or irresponsible marketing practices.

         o Actively resist the shift to more sustainable and responsible corporate behavior.

         In applying these principles, the Industries of the Future Fund's portfolio managers will apply various avoidance criteria, which may change from time to time, which take into account the significance of a company's involvement in various issues such as alcohol, animal testing, armaments, automotive industry, chemicals, forestry, gambling, genetic engineering, greenhouse gas emissions, intensive farming, nuclear power, pornography, road building and tobacco.

         The Industries of the Future Fund may engage in active and frequent trading.

         The International Opportunities Fund may buy securities that are convertible into common stock. The Fund may engage in active and frequent trading. Consistent with its investment objective, the Fund may also invest in debt securities, of which up to 15% of the Fund's net assets may be invested in "junk" bonds.

         The Japan-Asia Focus Fund may engage in active and frequent trading.


                       FUND INVESTMENTS AND RELATED RISKS


         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) US banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and
(iv) foreign banks if the obligation is, in the Adviser's or Subadviser's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.


         BORROWING. Each of the Funds may borrow money as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.



         COMMERCIAL PAPER. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.


         CONTRACTS FOR DIFFERENCE. A contract for difference ("CFD") is an agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract. When entering into a CFD, a Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position).


         CONVERTIBLE SECURITIES. Each Fund may invest in corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed-income obligations that pay current income.


         CORPORATE LOANS. The Global Equity Income Fund may invest in corporate loans. Corporate loans have the most senior position in a borrower's capital structure or share the senior position with other senior debt securities of the borrower ("Corporate Loans"). This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower's assets in the event of default. Most of the Fund's Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. The Fund generally acquires Corporate Loans of borrowers that, in the Adviser's judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Adviser. Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments. The Fund attempts to manage these risks through careful analyses and monitoring of borrowers.

         There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments, and the Adviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

         Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. As a result, Corporate Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities may be more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. However, many Corporate Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years, the number of institutional investors purchasing Corporate Loans has increased.

         The Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.

         CREDIT DEFAULT SWAP AGREEMENTS. The Global Equity Income Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through out the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

         Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described above since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.


         DEBT SECURITIES. Each Fund may invest in debt securities. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         Investment-Grade Debt Securities. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by the Adviser or Subadviser to be of comparable quality.


         High Yield Debt Securities. Each Fund may invest in high yield debt securities. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)


         Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, US economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, adversely affect the price at which a Fund could sell such securities, and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Adviser and Subadviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objective by investment in such securities may be more dependent on the Adviser's or Subadviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser or Subadviser will determine whether it is in the best interest of each Fund to retain or dispose of such security. However, should any individual bond held by any Fund be downgraded below a rating of C, the Adviser or Subadviser generally intend to dispose of such bond based on then existing market conditions.



         Prices for high yield securities may be affected by legislative and regulatory developments. For example, federal rules may require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would further restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings. Such proposed legislation, if enacted, may significantly depress the prices of outstanding securities of this type.

         DISTRESSED SECURITIES. The Global Equity Income Fund may invest in securities in default of their obligation to pay interest and/or principal, but for which the Adviser believes there are prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. Expected recovery values for these securities are highly speculative. The securities of companies in distressed or default situations typically trade at substantial discounts due to difficulties in analyzing a proper value for such securities, lack of research coverage, or difficulties in valuing such securities.


         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. A Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging a Fund's assets. In either instance, a Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

         FOREIGN SECURITIES. The securities of foreign issuers in which each Fund may invest include non-US dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and related depository instruments, American Depositary Shares ("ADSs"), European Depositary Shares ("EDSs"), Global Depositary Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

         Although the Adviser and Subadviser intend to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for US companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the US. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the US. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser and Subadviser seek to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

         ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a US or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a US or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the US. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

         For each Fund investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of US dollars, each Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because each Fund may be invested in both US and foreign securities markets, changes in its share price may have a low correlation with movements in US markets. A Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of a Fund's investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund's assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

         JAPAN-ASIA. The Japan-Asia Focus Fund concentrates its investments in equity securities of Japanese companies. Consequently, the Fund's share price may be more volatile than that of mutual funds not sharing this geographic concentration. The value of the Fund's shares may vary in response to political and economic factors affecting companies in Japan. The Fund should not be considered a complete investment program, rather it may used as a vehicle for diversification.

         The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the US, even after the recent market decline. Differences in accounting methods make it difficult to compare the earning of Japanese companies with those of companies in other countries, especially the US.

         Japan is largely dependent on foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of the Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the US, with whom the trade imbalance is the greatest.

         Investing in securities of issuers in Asia and Asia Pacific also involves special risks. First, the Fund's investment focus on that region makes the Fund particularly subject to political, social, or economic conditions experienced in that region. Second, many of the countries in Asia and Asia Pacific constitute so-called "developing" or "emerging" economies and markets.


         EMERGING MARKETS. Each Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in US securities and that may affect a Fund's performance favorably or unfavorably.


         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns.


         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries; and
(viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Certain developing countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain developing countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of each Fund's cash and securities, each Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         The Global Equity Income Fund may invest in sovereign debt securities of emerging market countries. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair the debtor's ability or willingness to service its debts in a timely manner.

Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Each Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the US dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the US dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the US dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.


         While each Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by that Fund. Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.


         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of US government securities, foreign government securities, equity or fixed-income securities.

         Each Fund has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act ("CEA") and, therefore, the Funds and its officers and trustees are not subject to the registration requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by Commodity Future Trading Commission ("CFTC") regulations in effect from time to time and in accordance with a Fund's policies.

         A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund also could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.


         The Global Equity Income Fund may enter into futures contracts for non-hedging purposes to enhance potential gain. The Fund may also enter into futures contracts to increase the Fund's exposure to movements in securities markets without actually buying or selling the underlying debt or equity security.

         A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Under normal circumstances, a futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

         Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price less any margin on deposit of the futures contract. Alternatively, each Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         Foreign Currency Futures Contracts and Related Options. Each Fund may engage in foreign currency futures contracts and related options transactions in the same manner to that in which forward contracts or currencies will be utilized. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         For example, each Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Each Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "proxy" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A proxy currency's exchange rate movements parallel that of the primary currency. Proxy currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.


         Each Fund will only enter into foreign currency futures contracts and options on futures which are standardized and traded on a US or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. No Fund will enter into a foreign currency futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."


         Risks Associated with Futures and Related Options. Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

         Because there is a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on the underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.


         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US or the United Kingdom, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lesser trading volume.


         ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Each Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale ("restricted securities"). For example, restricted securities in the US may be sold (i) only to qualified institutional buyers;
(ii) in a privately negotiated transaction to a limited number of purchasers;
(iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or
(iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").


         Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities in the US that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid. Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser will monitor such restricted securities subject to the oversight of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period.


         Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Also, a Fund may be deemed to be an "underwriter" for the purposes of the 1933 Act when selling US restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


         Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. An asset generally would be considered liquid if it could be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the asset is valued by the Fund. This determination is made with respect to the Fund's ability to sell individual securities, not the Fund's entire portfolio position, i.e., the fact that a Fund may not be able to sell all of its holdings in a particular security within seven days does not necessarily mean the security must be treated as illiquid.


         It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

         This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Each Fund may invest in mortgage-related and other asset-backed securities. Mortgage-backed and other asset-backed securities carry prepayment risks. Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments. Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, a Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce a Fund's total return. The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments. A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.

         OPTIONS ON SECURITIES. In an effort to enhance current return and/or to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on US and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

         A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a US exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counter-party.

         Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) on a closing purchase transaction or upon lapse are considered short-term capital gains (or losses) for federal income tax purposes. Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income. See "Federal Income Tax Matters."

         Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term capital gain or loss for federal income tax purposes, depending upon the Fund's holding period for the option.


         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counter-party") to make delivery of the instrument underlying the option. If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Adviser or Subadviser will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.


         Writing Options on Individual Securities. Each Fund may write (sell) covered call options on securities held by a Fund in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objective of each Fund, each Fund generally would write call options only in circumstances where the Adviser or Subadviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.


         A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option.

         As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         Purchasing Options On Individual Securities. Each Fund may purchase a put option on an underlying security owned by that Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

         Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. Each Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         Risks Of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a US option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counter-party. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counter-party may fail to deliver or to pay, as the case may be. In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

         When conducted outside the US, options transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

         Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         Each Fund's success in using options techniques depends, among other things, on the Adviser's or Subadviser's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.


         OTHER INVESTMENT COMPANIES. Each Fund may invest in the shares of other investment companies. As a shareholder of an investment company, a Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). Each Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.


         Each Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Consistent with Rule 12d1-1 of the 1940 Act, each Fund may enter into "cash sweep" arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits. This Rule prohibits the Funds from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

         For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or portion of such index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R) : SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index ("S&P 500"). They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap SPDRs(R) : MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select Sector SPDRs(R) : Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBssm: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


         REAL ESTATE INVESTMENT TRUSTS. The Global Equity Income Fund's investments in real estate investment trusts ("REITs") presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects and the possibility of failing to qualify for REIT status under the Internal Revenue Code of 1986, as amended (the "Code"), which may result in federal income tax on the income and gains of the REIT. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.


         REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Adviser, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with US Government securities or other securities that the Adviser has approved for use as collateral for repurchase agreements. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

         SECURITIES INDEX FUTURES CONTRACTS. Each Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase as a temporary substitute for stock purchases. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).


         Risks of Securities Index Futures. Each Fund's success in using the above techniques depends, among other things, on the Adviser's or Subadviser's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions. The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.


         Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount or direction as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.


         Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options primarily for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC. See "Foreign Currency Futures Contracts and Related Options."

         When purchasing an index futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

         SECURITIES LENDING. The Funds may lend their investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Funds. The Funds may lend their investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.


         US GOVERNMENT SECURITIES. US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities. Securities guaranteed by the US Government include: (1) direct obligations of the US Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the US Treasury (such as Government National Mortgage Association ("Ginnie Mae") certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the US Government, and thus they are of the highest possible credit quality. US Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.


         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the US Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.


         Securities issued by US Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the US Treasury; however, they involve federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the US Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Student Loan Marketing Association ("Sallie Mae").


         WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

         ZERO COUPON BONDS. Each Fund may invest in zero coupon bonds which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though such income would not have been received by the Fund. See "Federal Income Tax Matters." Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales. Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies of each Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of a Fund. The Global Equity Income Fund, Global Opportunities

Fund, Industries of the Future Fund and Japan-Asia Focus Fund are classified as a non-diversified series of an open-end investment company and the other Funds are classified as a diversified series of an open-end investment company. Under these restrictions, a Fund may not:


         (i)      issue senior securities, except as permitted under the 1940
                  Act;

         (ii)     borrow money, except as permitted under the 1940 Act;

         (iii) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (iv)     invest more than 25% of its total assets in any one industry
                  (a) provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation; (b) except that the Global Technology Fund will invest more than 25% of its total assets in technology-related industries;

         (v) purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities;

         (vi) purchase physical commodities or contracts relating to physical commodities, although a Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

         (vii) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.


         It is a non-fundamental policy of each Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser and Subadviser in determining whether a security is illiquid.


                               PORTFOLIO TURNOVER

         Each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. For the fiscal years ended July 31, 2007 and 2008 the portfolio turnover rates for the Funds, were as follows: 61% and 70%, respectively, for the European Focus Fund, 100% and 155%, respectively, for the Global Equity Income Fund, 40% and 135%, respectively for the Global Opportunities Fund, 129% and 196%, respectively, for the Global Technology Fund, 79% and 83%, respectively, for the International Opportunities Fund, and 61% and 68%, respectively, for the Japan-Asia Focus Fund. The Industries of the Future Fund commenced operations on August 29, 2008 and therefore no portfolio turnover is provided. Variations in portfolio turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions or changes in the Adviser's or Subadviser's outlook. High rates of portfolio turnover will result in the realization of capital gains and losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


         The Board of Trustees has adopted policies regarding disclosure of the Funds' portfolio holdings information. These policies generally prohibit the Adviser, the Subadviser and the Funds from disclosing any information concerning the Funds' portfolio holdings to any third party unless the information has been publicly disclosed. Currently, the Funds publicly disclose their portfolio holdings quarterly on their website at http://www.hendersonglobalinvestors.com and by filing Form N-Q and Form N-CSR with the SEC.

         Prior to the time that the Funds' portfolio holdings information is publicly disclosed, the Adviser, the Subadviser and/or the Funds may disclose (as authorized by the Adviser's Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:



         Service providers. In order to carry out various functions on behalf of the Funds, it is necessary for certain third parties to receive non-public portfolio holdings information. Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) a Fund has a legitimate business purpose to provide the information, (b) the disclosure is in a Fund's best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. As of October 31, 2008, the Funds' primary service providers were the Adviser, the Subadviser, State Street Bank and Trust Company, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, Vedder Price P.C. and Bell, Boyd & Lloyd LLP.


         Other. There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of a Fund by these services and departments, a Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling a Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. As of October 31, 2008, the following entities may be provided portfolio holdings information in connection with the above procedures: Lipper, Inc., Morningstar, Inc., Middleberg Communications, J.P. Morgan Securities Inc., Evaluation Associates, a Milliman Company and UBS Warburg.


                  The terms of the confidentiality agreement generally provide for, among other things, that:

         (i) the portfolio information is the confidential property of a Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

         (ii) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

         (iii) the recipient agrees not to use the information for investment or trading purposes;

         (iv) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

         (v) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.


         Portfolio managers, analysts and other senior officers of the Adviser, the Subadviser or the Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.


         The Board of Trustees or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Funds' policies. All waivers and exceptions will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board of Trustees for approval or ratification.

                             MANAGEMENT OF THE FUNDS


         TRUSTEES AND OFFICERS. The Board of Trustees of the Trust (the "Board") is responsible for the overall management of the Trust, including general oversight and review of each Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.


         A listing of the Trustees and Executive Officers of the Trust and their business experience during the past five years follows.

----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------
C . Gary Gerst, 69          Chairman and    Since 2001    President, KCI Inc. (private             None.
                            Trustee                       S-corporation investing in non-public
                                                          investments.)
----------------------------------------------------------------------------------------------------------------------------
Roland C. Baker, 69         Trustee         Since 2001    Consultant to financial services         Director, Quanta
                                                          industry.                                Capital Holdings, Inc.
                                                                                                   (provider of property
                                                                                                   and casualty
                                                                                                   reinsurance); Director,
                                                                                                   North American Company
                                                                                                   for Life and Health
                                                                                                   Insurance (a provider of
                                                                                                   life insurance, health
                                                                                                   insurance and
                                                                                                   annuities); Trustee,
                                                                                                   Scottish Widows
                                                                                                   Investment Partnership
                                                                                                   Trust; Trustee, Allstate
                                                                                                   Financial Investment
                                                                                                   Trust; Director, Midland
                                                                                                   National Life Insurance
                                                                                                   Company (an affiliate of
                                                                                                   North American Company
                                                                                                   for Life and Health
                                                                                                   Insurance).
----------------------------------------------------------------------------------------------------------------------------
Faris F. Chesley, 69        Trustee         Since 2002    Chairman, Chesley, Taft & Associates,    None.
                                                          LLC, since 2001; Vice Chairman,
                                                          ABN-AMRO, Inc. (a financial services
                                                          company), 1998-2001.
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST:
----------------------------------------------------------------------------------------------------------------------------
Sean M. Dranfield(4), 42    Trustee and     Since 2001    Director, Global Distribution,           None
                            President                     Henderson Global Investors.
----------------------------------------------------------------------------------------------------------------------------
Kenneth A. Kalina, 48       Chief           Since 2005    Chief Compliance Officer, HGINA 2005;    N/A
                            Compliance                    Chief Compliance Officer, Columbia
                            Officer                       Wanger Asset Management, L.P.
                                                          2004-2005; Compliance Officer,
                                                          Treasurer and Chief Financial Officer,
                                                          Columbia Wanger Asset Management, L.P.
                                                          2000 -2005.
----------------------------------------------------------------------------------------------------------------------------
Alanna N. Palmer, 33        Vice President  Since 2002    Director, Retail Marketing and Product   N/A
                                                          Management, HGINA, since 2006 and
                                                          Associate Director, Head of Marketing
                                                          and Product Management, HGINA,
                                                          2003-2006.
----------------------------------------------------------------------------------------------------------------------------
Scott E. Volk, 37           Vice            Since 2001    Director, Retail Finance and             N/A
                            President                     Operations, HGINA.
----------------------------------------------------------------------------------------------------------------------------



                                       29

----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Christopher K. Yarbrough,   Secretary       Since 2004    Legal Counsel, HGINA, since 2004;        N/A
33                                                        Attorney, Bell, Boyd & Lloyd LLC,
                                                          2000-2004.
----------------------------------------------------------------------------------------------------------------------------
Troy Statczar, 36           Treasurer       Since         Head of US Fund Administration and       N/A
                                            September     Accounting, HGINA, since July 2008;
                                                          2008 Senior Vice President, Citigroup
                                                          2005-2008.
----------------------------------------------------------------------------------------------------------------------------
Richard J. Mitchell, 45     Assistant       Since 2007    Assistant Treasurer, HGINA, since        N/A
                            Treasurer                     2007; Assistant Treasurer, Bank of New
                                                          York, 2006-2007; Supervisor, The BISYS
                                                          Group; 2002-2006.
----------------------------------------------------------------------------------------------------------------------------


-----------
1. Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of July 31, 2008.

2.       Currently, all Trustees oversee all eleven series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.


         STANDING COMMITTEES OF THE BOARD. The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below. Each of the Audit Committee and Governance Committee is comprised solely of Independent Trustees. The Valuation Committee is comprised of both interested and Independent Trustees.


         The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee is comprised of only Independent Trustees, receives annual representations from the independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee's duties and powers. Currently, the members of the Audit Committee are Messrs. Baker, Chesley and Gerst. The Audit Committee held two meetings during the fiscal year ended July 31, 2008.

         The Governance Committee oversees the effective functioning of the Board and its committees. It also seeks and reviews candidates for consideration as nominees for membership on the Board. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently, the members of the Governance Committee are Messrs. Baker, Chesley and Gerst. The Governance Committee held one meeting during the fiscal year ended July 31, 2008.

         During the fiscal year ended July 31, 2008, the Valuation Committee determined a fair value of securities for which market quotations were not readily available. Effective September 28, 2008, the Board changed its process so that the Valuation Committee currently meets no less frequently than monthly to review pricing determinations made by the Adviser's Pricing Committee. Currently, the members of the Valuation Committee are Messrs. Chesley and Dranfield. The Valuation Committee held twenty eight meetings during the fiscal year ended July 31, 2008.

         MANAGEMENT OWNERSHIP OF THE FUNDS. The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned of the Funds and of all funds overseen by each Trustee in the Trust as of December 31, 2007.

-------------------------------------------------- ---------------------------------- ----------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                                   DOLLAR RANGE OF EQUITY             TRUSTEE IN FAMILY OF INVESTMENT
                                                   SECURITIES IN THE FUNDS            COMPANIES
-------------------------------------------------- ---------------------------------- ----------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------- ---------------------------------- ----------------------------------------
Roland C. Baker                                                                       $50,001 - $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  European Focus Fund                              $10,001 - $50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  International Opportunities Fund                 $10,001 - $50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  Japan-Asia Focus Fund                            $10,001 - $50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  All other Funds                                  None
-------------------------------------------------- ---------------------------------- ----------------------------------------
C. Gary Gerst Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  European Focus Fund                              Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  International Opportunities Fund                 Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  All other Funds                                  None
-------------------------------------------------- ---------------------------------- ----------------------------------------
Faris F. Chesley                                                                      Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  European Focus Fund                              Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  Global Technology Fund                           Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  International Opportunities Fund                 Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  All other Funds                                  None
-------------------------------------------------- ---------------------------------- ----------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------- ---------------------------------- ----------------------------------------
Sean Dranfield                                                                        $10,001 - $50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  International Opportunities Fund                 $0 - $10,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  Global Technology Fund                           $10,001 - $50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  US Focus Fund                                    $0 - $10,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
  All other Funds                                  None
-------------------------------------------------- ---------------------------------- ----------------------------------------

         No trustee who is not an interested person of the Trust owns beneficially or of record any security of the Adviser, HIML or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or HIML. As of October 31, 2008, the Trustees and officers of the Trust, as a group, owned less than 1% of all classes of outstanding shares of each of the Funds.

         The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust. No other officer, director or employee of the Adviser, HIML, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

         COMPENSATION OF TRUSTEES. Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $25,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee. Each Independent Trustee receives a fee of $5,000 for each regular quarterly Board meeting attended in person or by telephone and $750 for each committee meeting (except Valuation Committee) attended in person or by telephone. Each Independent Trustee also receives a fee of $5,000 for attendance in person or $1,000 for attendance by telephone at any meeting of the Board other than a regular quarterly meeting. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received.

         The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2008.

TRUSTEE NAME                                                             AGGREGATE COMPENSATION FROM TRUST
Interested Trustee
Sean Dranfield*....................................................                          $0

Independent Trustees
Roland C. Baker....................................................                     $57,303
C. Gary Gerst......................................................                     $62,918
Faris F. Chesley...................................................                     $51,227

-------------
* Mr. Dranfield is an Interested Trustee and therefore does not receive any compensation from the Trust.


         CODE OF ETHICS. The Adviser, HIML and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees of the Adviser, HIML and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings. Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.


         PROXY VOTING POLICIES. The Funds have delegated proxy voting responsibilities to HIML, subject to the Board's general oversight. The Funds have delegated proxy voting to HIML with the direction that proxies should be voted consistent with the Fund's best economic interests. HIML has adopted its own Proxy Voting Policies and Procedures ("Procedures") for this purpose. A copy of the Procedures is attached hereto as Appendix B. HIML has retained Institutional Shareholder Services ("ISS"), an independent proxy voting service, to assist in the voting of the Funds' proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.

         All of the Funds have filed with the SEC their proxy voting records for the 12-month period ending June 30, 2008 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the SEC's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling
866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalinvestors.com.


                      CONTROL PERSONS AND PRINCIPAL HOLDERS


         To the knowledge of the Trust, as of October 31, 2008, the following persons owned beneficially or of record 5% or more of the Funds' outstanding shares of any class. Shareholders of record with more than 25% of the outstanding shares of the Funds are believed to hold shares only as nominee.

--------------------------------------------------------------------------------------------------------------------
                                                                                               PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS                   NAME AND ADDRESS                                      SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
European Focus Fund                      Citigroup Global Markets                                     6.26%
Class A                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------
European Focus Fund                      Merrill Lynch, Pierce, Fenner & Smith Inc.                   10.79%
Class A                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
European Focus Fund                      Prudential Investment Management                             5.04%
Class A                                  FBO Mutual Fund Clients
                                         100 Mulberry St.
                                         Mail Stop NJ 05-11-20
                                         Newark, NJ 07102-4056
--------------------------------------------------------------------------------------------------------------------
European Focus Fund                      Knotfloat & Co Nominee                                       5.59%
Class A                                  C/O State Street Bank
                                         P.O. Box 5496 Boston, MA 02206-5496
--------------------------------------------------------------------------------------------------------------------
European Focus Fund                      Knotfloat & Co Nominee                                       13.86%
Class A                                  C/O State Street Bank
                                         P.O. Box 5496 Boston, MA 02206-5496
--------------------------------------------------------------------------------------------------------------------
European Focus Fund                      Citigroup Global Markets                                     7.89%
Class B                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------
European Focus Fund                      Merrill Lynch, Pierce, Fenner & Smith Inc.                   8.40%
Class B                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
European Focus Fund                      Citigroup Global Markets                                     17.23%
Class C                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------
European Focus Fund                      Merrill Lynch, Pierce, Fenner & Smith Inc.                   24.57%
Class C                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
Global Equity Income Fund                Citigroup Global Markets                                     8.01%
Class A                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------
Global Equity Income Fund                Merrill Lynch, Pierce, Fenner & Smith Inc.                   27.59%
Class A                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
Global Equity Income Fund                Citigroup Global Markets                                     15.40%
Class C                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------



                                       33

--------------------------------------------------------------------------------------------------------------------
                                                                                               PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS                   NAME AND ADDRESS                                      SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
Global Equity Income Fund                Merrill Lynch, Pierce, Fenner & Smith Inc.                   37.97%
Class C                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
Global Opportunities Class A             Merrill Lynch, Pierce, Fenner and Smith Inc.                 21.09%
                                         FBO of its Customers
                                         4800 Deer Lake  Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
Global Opportunities Class A             Henderson International Inc.                                 5.20%
                                         737 N. Michigan Ave.
                                         Suite 1700
                                         Chicago, IL 60611-6652
--------------------------------------------------------------------------------------------------------------------
Global Opportunities Class A             Pershing LLC                                                 6.06%
                                         P.O. Box 2052
                                         Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------------------------------------------
Global Opportunities Class A             UBS Financial Services FBO                                   5.50%
                                         BVZ Platinum LTD
                                         3901 Wood Lake Dr.
                                         Plano, TX 75093-7581
--------------------------------------------------------------------------------------------------------------------
Global Opportunities Class A             UBS Financial Services FBO                                   12.82%
                                         Daniel Chestler
                                         5 Justin Rd.
                                         Harrison, NY 10528-1209
--------------------------------------------------------------------------------------------------------------------
Global Opportunities Class A             UBS Financial Services FBO                                   7.16%
                                         WW Platinum LTD
                                         3901 Wood Lake Dr.
                                         Plano, TX 75093-7581
--------------------------------------------------------------------------------------------------------------------
Global Opportunities Class C             Merrill Lynch, Pierce, Fenner and Smith Inc.                 37.24%
                                         FBO of its Customers
                                         4800 Deer Lake  Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
Global Opportunities Class C             UBS Financial Services FBO                                   6.86%
                                         BVZ Platinum LTD
                                         3901 Wood Lake Dr.
                                         Plano, TX 75093-7581
--------------------------------------------------------------------------------------------------------------------
Global Technology Fund                   Citigroup Global Markets                                     7.40%
Class A                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------
Global Technology Fund                   Merrill Lynch, Pierce, Fenner & Smith Inc.                   18.25%
Class A                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
Global Technology Fund                   Prudential Investment Management                             6.32%
Class A                                  FBO Mutual Fund Clients
                                         100 Mulberry St.
                                         Mail Stop NJ 05-11-20
                                         Newark, NJ 07102-4056
--------------------------------------------------------------------------------------------------------------------


                                       34

--------------------------------------------------------------------------------------------------------------------
                                                                                               PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS                   NAME AND ADDRESS                                      SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
Global Technology Fund                   Citigroup Global Markets                                     18.62%
Class B                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------
Global Technology Fund                   Merrill Lynch, Pierce, Fenner & Smith Inc.                   20.93%
Class B                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
Global Technology Fund                   Citigroup Global Markets                                     12.49%
Class C                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------
Global Technology Fund                   Merrill Lynch, Pierce, Fenner & Smith Inc.                   27.75%
Class C                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
Industries of the Futures Fund Class A   Henderson Global Investors (North America) Inc.              87.71%
                                         1 Financial Plaza
                                         19th Floor
                                         Hartford, CT 06103-2608
--------------------------------------------------------------------------------------------------------------------
Industries of the Futures Fund Class C   Henderson Global Investors (North America) Inc.              52.08%
                                         1 Financial Plaza
                                         19th Floor
                                         Hartford, CT 06103-2608
--------------------------------------------------------------------------------------------------------------------
Industries of the Futures Fund Class C   RBC Capital Markets                                          19.02%
                                         FBO Carla Dickstein
                                         102 Federal St.
                                         Wiscasset, ME 04578-4015
--------------------------------------------------------------------------------------------------------------------
Industries of the Futures Fund Class C   Pershing LLC                                                 16.36%
                                         P.O. Box 2052 Jersey City, NJ
                                         07303-2052
--------------------------------------------------------------------------------------------------------------------
Industries of the Futures Fund Class C   First Clearing LLC                                           12.54%
                                         Sari Gold
                                         2031A S. Main St.
                                         Seattle, WA 98144-2207
--------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         Citigroup Global Markets                                     8.33%
Class A                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         Merrill Lynch, Pierce, Fenner & Smith Inc.                   19.90%
Class A                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         Prudential Investment Management                             6.84%
Class A                                  FBO Mutual Fund Clients
                                         100 Mulberry St.
                                         Mail Stop NJ 05-11-20
                                         Newark, NJ 07102-4056
--------------------------------------------------------------------------------------------------------------------



                                       35

--------------------------------------------------------------------------------------------------------------------
                                                                                               PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS                   NAME AND ADDRESS                                      SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         Citigroup Global Markets                                     9.26%
Class B                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         Merrill Lynch, Pierce, Fenner & Smith Inc.                   20.63%
Class B                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         Citigroup Global Markets                                     17.47%
Class C                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         Merrill Lynch, Pierce, Fenner & Smith Inc.                   27.31%
Class C                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         Merrill Lynch, Pierce, Fenner & Smith Inc.                   54.57%
Class R                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         Janney Montgomer Scott LLC                                   9.30%
Class R                                  Hartley & Parker LTD Inc. EMP
                                         Julius Rosenber & Jerry
                                         1801 Market St.
                                         Philadelphia, PA 19103-1628
--------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         MG Trust Company Cust. FBO                                   6.77%
Class R                                  Anderson-Ashton, Inc. Profit Sharing Plan
                                         700 17th  Street
                                         Suite 300
                                         Denver, CO 80202-3531
--------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         AST Capital Trust Co.                                        5.01%
Class R                                  FBO Mile High Flea Market 401k
                                         P.O. Box 52129 Phoenix, AZ 85072-2129
--------------------------------------------------------------------------------------------------------------------
International Opportunities Fund         GPC Securities Inc. Agent For                                6.14%
Class R                                  Reliance Trust Co. FBO
                                         Springdale Family Dental 401k Plan
                                         P.O. Box 79377
                                         Atlanta, GA 30357-7377
--------------------------------------------------------------------------------------------------------------------
Japan-Asia Focus Fund                    Citigroup Global Markets                                     9.25%
Class A                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------
Japan-Asia Focus Fund                    Merrill Lynch, Pierce, Fenner & Smith Inc.                   15.60%
Class A                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------



                                       36

--------------------------------------------------------------------------------------------------------------------
                                                                                               PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS                   NAME AND ADDRESS                                      SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
Japan-Asia Focus Fund                    Prudential Investment Management                             15.31%
Class A                                  FBO Mutual Fund Clients
                                         100 Mulberry St.
                                         Mail Stop NJ 05-11-20
                                         Newark, NJ 07102-4056
--------------------------------------------------------------------------------------------------------------------
Japan-Asia Focus Fund                    First Clearing LLC                                           16.15%
Class A                                  Lloyd A. Miller Living Trust
                                         P.O. Box 617 Lambertville, MI
                                         48144-0617
--------------------------------------------------------------------------------------------------------------------
Japan-Asia Focus Fund                    Citigroup Global Markets                                     15.78%
Class C                                  700 Red Brook
                                         Owings Mills, MD 21117-5184
--------------------------------------------------------------------------------------------------------------------
Japan-Asia Focus Fund                    Merrill Lynch, Pierce, Fenner & Smith Inc.                   45.63%
Class C                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------


                     INVESTMENT ADVISORY AND OTHER SERVICES


         INVESTMENT ADVISER AND SUBADVISER. Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Funds' investment adviser. Henderson Investment Management Limited ("HIML"), 20 Bishopsgate, London UK EC2M 2DA is the Funds' Subadviser. The Adviser and Subadviser are indirect, wholly-owned subsidiaries of Henderson Group plc.

         As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 20 Bishopsgate, London, UK EC2M 2DA, Henderson Global Investors has been managing assets for clients since 1934.

         The Adviser provides investment advisory services to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). HIML provides investment advisory services to each Fund pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement").


         Pursuant to the Advisory Agreement, the Adviser acts as each Fund's adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. In addition to the advisory fee, each Fund pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of a Fund's relative net assets. Expenses that will be borne directly by the Funds include, but are not limited to, the following: fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying each Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.


         Each Fund pays the Adviser a monthly fee for providing investment advisory services at an annual rate of each Fund's average daily net assets as set forth below.

         ------------------------------------------ -------------------------------------------------------------------------
         European Focus Fund                        1.00% for the first $500 million;
                                                    0.90% for the next $1 billion; and
                                                    0.85% for average daily net assets over $1.5 billion
         ------------------------------------------ -------------------------------------------------------------------------
         Global Equity Income Fund                  0.90% for the first $500 million of daily net assets;
                                                    0.80% for the next $500 million of daily net assets;
                                                    0.70% for the next $500 million of daily net assets; and
                                                    0.60% for average daily net assets over $1.5 billion
         ------------------------------------------ -------------------------------------------------------------------------
         Global Opportunities Fund                  1.10% for the first $1 billion of daily net assets;
                                                    0.95% for the next $1 billion of daily net assets; and
                                                    0.85% for average daily net assets over $2 billion
         ------------------------------------------ -------------------------------------------------------------------------
         Global Technology Fund                     1.00% for the first $500 million;
                                                    0.95% for the next $500 million; and
                                                    0.90% for average daily net assets over $1 billion
         ------------------------------------------ -------------------------------------------------------------------------
         International Opportunities Fund           1.10% for the first $1 billion;
                                                    0.95% for the next $1 billion; and
                                                    0.85% for average daily net assets over $2 billion
         ------------------------------------------ -------------------------------------------------------------------------
         Industries of the Future Fund              1.00% for the first $500 million;
                                                    0.90% for the next $1 billion; and
                                                    0.85% for average daily net assets over $1.5 billion.
         ------------------------------------------ -------------------------------------------------------------------------
         Japan-Asia Focus Fund                      1.00% for the first $500 million;
                                                    0.90% for the next $1 billion; and
                                                    0.85% for average daily net assets over $1.5 billion
         ------------------------------------------ -------------------------------------------------------------------------

         Under the Sub-Advisory Agreement, the Subadviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Funds subject to the oversight of the Board and the Adviser.



         The Adviser pays HIML a monthly fee for providing investment subadvisory services at an annual rate of the average daily net assets of each Fund as set forth below.

         ------------------------------------------ -------------------------------------------------------------------------
         European Focus Fund                        0.45% for the first $500 million of daily net assets;
                                                    0.35% for the next $1 billion of daily net assets; and
                                                    0.30% for average daily net assets over $1.5 billion.
         ------------------------------------------ -------------------------------------------------------------------------



                                       38

         ------------------------------------------ -------------------------------------------------------------------------
         Global Equity Income Fund                  0.40% for the first $500 million of daily net assets;
                                                    0.30% for the next $1 billion of daily net assets;
                                                    0.25% for the next $500 million of daily net assets; and
                                                    0.20% for average daily net assets over $2 billion.
         ------------------------------------------ -------------------------------------------------------------------------
         Global Opportunities Fund                  0.45% for the first $1 billion of daily net assets;
                                                    0.30% for the next $1 billion of daily net assets; and
                                                    0.25% for daily net assets over $2 billion.
         ------------------------------------------ -------------------------------------------------------------------------
         Global Technology Fund                     0.45% for the first $500 million of daily net assets;
                                                    0.40% for the next $500 million of daily net assets; and 0.35% for average daily net assets over $1 billion.
         ------------------------------------------ -------------------------------------------------------------------------
         Industries of the Future Fund              0.45% for the first $500 million of daily net assets;
                                                    0.35% for the next $1 billion of daily net assets; and
                                                    0.30% for average daily net assets over $1.5 billion.
         ------------------------------------------ -------------------------------------------------------------------------
         International Opportunities Fund           0.50% for the first $1 billion of daily net assets;
                                                    0.35% for the next $1 billion of daily net assets; and
                                                    0.25% for average daily net assets over $2 billion.
         ------------------------------------------ -------------------------------------------------------------------------
         Japan-Asia Focus Fund                      0.45% for the first $500 million of daily net assets;
                                                    0.35% for the next $1 billion of daily net assets; and
                                                    0.30% for average daily net assets over $1.5 billion.
         ------------------------------------------ -------------------------------------------------------------------------

         The advisory fees and other expenses of the Funds reimbursed by the Adviser for the Funds during the last three fiscal years are set forth below. The Industries of the Future Fund commenced operations on August 29, 2008 and therefore no advisory fees are reported for the Fund.

----------------------------------------------------- -----------------------------------------------------------------
                                                      FISCAL YEAR ENDED JULY 31, 2006
----------------------------------------------------- -----------------------------------------------------------------
                                                      CONTRACTUAL                                OTHER EXPENSES
                                                      ADVISORY             ADVISORY FEES WAIVED  REIMBURSED BY THE
                                                      FEES                                       ADVISER
----------------------------------------------------- -------------------- --------------------- ----------------------
European Focus Fund                                   $  3,969,622         --                    --
----------------------------------------------------- -------------------- --------------------- ----------------------
Global Technology Fund                                $    214,410         $108,519              --
----------------------------------------------------- -------------------- --------------------- ----------------------
International Opportunities Fund                      $ 11,065,353         --                    --
----------------------------------------------------- -------------------- --------------------- ----------------------
Japan-Asia Focus Fund(1)                              $    195,994         $ 79,159              --
----------------------------------------------------- -------------------- --------------------- ----------------------


--------------
1. The advisory fees and other expenses for the Japan-Asia Focus Fund are for the period from commencement of operations on January 31, 2006 through July 31, 2006.

----------------------------------------------------- -----------------------------------------------------------------
                                                      FISCAL YEAR ENDED JULY 31, 2007
----------------------------------------------------- -------------------- --------------------- ----------------------
                                                      CONTRACTUAL                                OTHER EXPENSES
                                                      ADVISORY             ADVISORY FEES WAIVED  REIMBURSED BY THE
                                                      FEES                                       ADVISER
----------------------------------------------------- -------------------- --------------------- ----------------------
European Focus Fund                                   $   8,272,517        --                    --
----------------------------------------------------- -------------------- --------------------- ----------------------
Global Equity Income Fund(1)                          $     439,551        $ 220,257             --
----------------------------------------------------- -------------------- --------------------- ----------------------
Global Opportunities Fund(1)                          $      23,064        $  23,064             $217,106
----------------------------------------------------- -------------------- --------------------- ----------------------
Global Technology Fund                                $     577,889        $   3,209             --
----------------------------------------------------- -------------------- --------------------- ----------------------
International Opportunities Fund                      $  23,942,383        --                    --
----------------------------------------------------- -------------------- --------------------- ----------------------
Japan-Asia Focus Fund                                 $     799,330        --                    --
----------------------------------------------------- -------------------- --------------------- ----------------------

--------------
1. The advisory fees and other expenses for the Global Equity Income Fund and Global Opportunities Fund are for the period from commencement of operations on November 30, 2006 through July 31, 2007.

----------------------------------------------------- -----------------------------------------------------------------
                                                      FISCAL YEAR ENDED JULY 31, 2008
----------------------------------------------------- -------------------- --------------------- ----------------------
                                                      CONTRACTUAL                                OTHER EXPENSES
                                                      ADVISORY             ADVISORY FEES WAIVED  REIMBURSED BY THE
                                                      FEES                                       ADVISER
----------------------------------------------------- -------------------- --------------------- ----------------------
European Focus Fund                                   $ 11,993,200         --                    $ 373,077
----------------------------------------------------- -------------------- --------------------- ----------------------
Global Equity Income Fund                             $  2,745,804         $117,632              --
----------------------------------------------------- -------------------- --------------------- ----------------------
Global Opportunities Fund                             $    174,439         $174,439              $  17,206
----------------------------------------------------- -------------------- --------------------- ----------------------
Global Technology Fund                                $  2,113,222         --                    --
----------------------------------------------------- -------------------- --------------------- ----------------------
International Opportunities Fund                      $ 37,625,570         --                    --
----------------------------------------------------- -------------------- --------------------- ----------------------
Japan-Asia Focus Fund                                 $    723,444         --                    --
----------------------------------------------------- -------------------- --------------------- ----------------------

         With respect to each Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding 12b-1 fees, other class-specific expenses, interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to: 1.75% of the Fund's average daily net assets for the European Focus Fund, Global Technology Fund, International Opportunities Fund and Japan-Asia Focus Fund, 1.15% of the Fund's average daily net assets for Global Equity Income Fund and 1.70% of the Fund's average daily net assets for Global Opportunities Fund and for Industries of the Future Fund. These contractual arrangements will continue until either the termination of the Advisory Agreement or July 31, 2020 for each Fund. The Adviser may subsequently recover expenses reimbursed through November 30, 2009 for the Global Equity Income Fund and Global Opportunities Fund, if a Fund's expense ratio falls below the expense limitation.


         Each of the Advisory Agreement and Sub-Advisory Agreement for a Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (a) by the shareholders of a Fund or the Board. Each agreement may be terminated at any time, upon 60 days' written notice by either party. Each agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio. Each agreement shall terminate automatically in the event of its assignment. Each agreement provides that the Adviser or Subadviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its obligations and duties under such agreement.

         Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name "Henderson" in its name or in its business in any form or combination.

         DISTRIBUTOR. Foreside Fund Services, LLC. (the "Distributor"), Two Portland Square, Portland, Maine 04101 serves as the distributor of each Fund's shares pursuant a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distributor distributes shares of each Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor. The Distributor distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares.

         You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on each Fund's behalf. Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Pursuant to the Distribution Agreement, the Distributor is entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current Prospectus, and the net asset value on which such price is based. Out of that commission, the Distributor may reallow to dealers such concession as the Distributor may determine from time to time. In addition, the Distributor is entitled to deduct a contingent deferred sales charge ("CDSC") on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by the Distributor on 60 days' written notice to the Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to the Distributor. The Distribution Agreement shall terminate automatically in the event of its assignment.


         DISTRIBUTION PLAN. The Trust has adopted a distribution plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act pertaining to the European Focus Fund's and Global Technology Fund's Class A, Class B and Class C shares, the International Opportunities Fund's Class A, Class B, Class C and Class R shares and the Global Equity Income Fund's, Global Opportunities Fund's, Industries of the Future Fund's and Japan-Asia Focus Fund's Class A and Class C shares. In adopting the Plan, the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plan should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of any Fund's shares in the absence of the Plan or under an alternative distribution arrangement.

         Under the Plan, each Fund pays the Distributor a 12b-1 fee of 0.25% of the average daily net assets attributable to its Class A shares, and a 12b-1 fee of 1.00% of the average daily net assets attributable to its Class B and Class C shares, respectively. Under the Plan, the International Opportunities Fund pays the Distributor a 12b-1 fee of 0.50% of the average daily net assets attributable to its Class R shares.

         Under the Plan, the Distributor may use up to 0.75% of 12b-1 fees for distribution-related activities and up to 0.25% of 12b-1 fees for shareholder servicing for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A and Class R shares. These fees constitute compensation to the Distributor and are not dependent on the Distributor's expenses incurred. The distribution fees for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors prospectuses, statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and CDSCs. The distribution fee for Class B and Class C shares may also be used to finance the costs of advancing brokerage commissions to investment representatives. These fees may also be used to finance the costs incurred by the Distributor for marketing-related activities. The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it. The shareholder servicing fees will be used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. However, the shareholder service fees may be used to pay for, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.

         Among other things, the Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         If the Distribution Agreement or the Plan are terminated (or not renewed) with respect to any of the Funds (or class of shares thereof), each may continue in effect with respect to any other Fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).


         During the last three fiscal years, the Distributor received and retained commissions on the sale of shares of each of the Funds as shown below. The Industries of the Future Fund commenced operations on August 29, 2008 and therefore no commissions are reported for the Fund.

-------------------------------- ------------------------------- ------------------------------ -------------------------------
                                 FISCAL YEAR ENDED               FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                 JULY 31, 2006                   JULY 31, 2007                  JULY 31, 2008
-------------------------------- ------------------------------- ------------------------------ -------------------------------
European Focus Fund
-------------------------------- ------------------------------- ------------------------------ -------------------------------
    Class A
-------------------------------- ------------------------------- ------------------------------ -------------------------------
     Received                    $ 1,833,498                     $ 6,522,275                    $   974,290
-------------------------------- ------------------------------- ------------------------------ -------------------------------
     Retained                    $   186,066                     $   661,576                    $    97,522
-------------------------------- ------------------------------- ------------------------------ -------------------------------
Global Equity Income Fund(1)
-------------------------------- ------------------------------- ------------------------------ -------------------------------
    Class A
-------------------------------- ------------------------------- ------------------------------ -------------------------------
     Received                    --                              $ 2,093,166                    $ 2,662,238
-------------------------------- ------------------------------- ------------------------------ -------------------------------
     Retained                    --                              $   196,404                    $   248,239
-------------------------------- ------------------------------- ------------------------------ -------------------------------
Global Opportunities Fund(1)
-------------------------------- ------------------------------- ------------------------------ -------------------------------
    Class A
-------------------------------- ------------------------------- ------------------------------ -------------------------------
     Received                    --                              $    89,375                    $    90,658
-------------------------------- ------------------------------- ------------------------------ -------------------------------
     Retained                    --                              $     9,359                    $     8,571
-------------------------------- ------------------------------- ------------------------------ -------------------------------
Global Technology Fund
-------------------------------- ------------------------------- ------------------------------ -------------------------------
    Class A
-------------------------------- ------------------------------- ------------------------------ -------------------------------
     Received                    $   292,090                     $   332,829                    $ 1,430,998
-------------------------------- ------------------------------- ------------------------------ -------------------------------
     Retained                    $    30,609                     $    33,693                    $   135,389
-------------------------------- ------------------------------- ------------------------------ -------------------------------
International Opportunities
Fund
-------------------------------- ------------------------------- ------------------------------ -------------------------------
    Class A
-------------------------------- ------------------------------- ------------------------------ -------------------------------
     Received                    $ 7,052,388                     $ 7,611,798                    $ 5,900,148
-------------------------------- ------------------------------- ------------------------------ -------------------------------
     Retained                    $   744,416                     $   766,618                    $   588,922
-------------------------------- ------------------------------- ------------------------------ -------------------------------
Japan-Asia Focus Fund(2)
-------------------------------- ------------------------------- ------------------------------ -------------------------------
    Class A
-------------------------------- ------------------------------- ------------------------------ -------------------------------
     Received                    $   753,754                     $   592,004                    $   136,192
-------------------------------- ------------------------------- ------------------------------ -------------------------------
     Retained                    $    75,415                     $    55,357                    $    14,603
-------------------------------- ------------------------------- ------------------------------ -------------------------------


--------------
1.       For the period from commencement of operations on November 30, 2006.

2.       For the period from commencement of operations on January 31, 2006.

         The fees paid to the Distributor pursuant to the Plan for the Class A shares for the Funds for the last three fiscal years are set forth in the table below. The Industries of the Future Fund commenced operations on August 29, 2008 and therefore no fees paid to the Distributor for Class A shares are reported for the Fund.


----------------------------- ----------------------------- -------------------------------- -----------------------------
                              CLASS A SHARES                CLASS A SHARES                   CLASS A SHARES
                              FISCAL YEAR ENDED             FISCAL YEAR ENDED                FISCAL YEAR ENDED
                              JULY 31, 2006                 JULY 31, 2007                    JULY 31, 2008
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
                                             CONTINGENT                      CONTINGENT                      CONTINGENT
                              DISTRIBUTION   DEFERRED       DISTRIBUTION     DEFERRED        DISTRIBUTION    DEFERRED
                              AND SERVICE    SALES          AND SERVICE      SALES           AND SERVICE     SALES
                              FEES           CHARGE         FEES             CHARGE          FEES            CHARGE
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
European Focus Fund           $   682,337    $  16,101      $ 1,558,870      $ 31,890        $ 2,291,235     $ 286,793
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
Global Equity Income Fund(1)
                              --             --             $    72,107      $    152        $   412,927     $     179
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
Global Opportunities Fund(1)
                              --             --             $     3,550      --              $    28,143     $   1,684
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
Global Technology Fund        $    35,811    --             $    97,723       --             $   359,530     $  20,150
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
International Opportunities
Fund                          $ 1,616,831    $      81      $ 3,861,425      $  3,924        $ 6,638,307     $  65,484
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------



                                       43

----------------------------- ----------------------------- -------------------------------- -----------------------------
                              CLASS A SHARES                CLASS A SHARES                   CLASS A SHARES
                              FISCAL YEAR ENDED             FISCAL YEAR ENDED                FISCAL YEAR ENDED
                              JULY 31, 2006                 JULY 31, 2007                    JULY 31, 2008
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
                                             CONTINGENT                      CONTINGENT                      CONTINGENT
                              DISTRIBUTION   DEFERRED       DISTRIBUTION     DEFERRED        DISTRIBUTION    DEFERRED
                              AND SERVICE    SALES          AND SERVICE      SALES           AND SERVICE     SALES
                              FEES           CHARGE         FEES             CHARGE          FEES            CHARGE
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
Japan-Asia Focus Fund(2)      $    32,708    $      26      $   131,051      $  4,624        $   115,746     $  20,753
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------

--------------
1. The distribution and service fees and contingent deferred sales charge for the Global Equity Income Fund and Global Opportunities Fund are for the period from commencement of operations on November 30, 2006.

2. The distribution and services fees and contingent deferred sales charge for the Japan-Asia Focus Fund are for the period from commencement of operations on January 31, 2006.

     The fees paid to the Distributor pursuant to the Plan for the Class B shares for the last three fiscal years for the Funds are set forth in the table below.

----------------------------- ------------------------------ ------------------------------- -----------------------------
                              CLASS B SHARES                 CLASS B SHARES                  CLASS B SHARES
                              FISCAL YEAR ENDED              FISCAL YEAR ENDED               FISCAL YEAR ENDED
                              JULY 31, 2006                  JULY 31, 2007                   JULY 31, 2008
----------------------------- -------------- --------------- --------------- --------------- --------------- -------------
                                             CONTINGENT                      CONTINGENT                      CONTINGENT
                              DISTRIBUTION   DEFERRED        DISTRIBUTION    DEFERRED        DISTRIBUTION    DEFERRED
                              AND SERVICE    SALES           AND SERVICE     SALES           AND SERVICE     SALES
                              FEES           CHARGE          FEES            CHARGE          FEES            CHARGE
----------------------------- -------------- --------------- --------------- --------------- --------------- -------------
European Focus Fund           $   320,130    $  91,762       $   503,851     $ 102,775       $   625,921     $ 170,529
----------------------------- -------------- --------------- --------------- --------------- --------------- -------------
Global Technology Fund        $    11,151    $   5,651       $    17,073     $   3,490       $    69,102     $  20,150
----------------------------- -------------- --------------- --------------- --------------- --------------- -------------
International Opportunities
Fund                          $   584,293    $ 123,302       $ 1,041,207     $ 178,705       $ 1,369,306     $ 238,524
----------------------------- -------------- --------------- --------------- --------------- --------------- -------------

     The fees paid to the Distributor pursuant to the Plan for the Class C shares for the last three fiscal years for the Funds are set forth in the table below. The Industries of the Future Fund commenced operations on August 29, 2008 and therefore no fees paid to the Distributor for Class C shares are reported for the Fund.



----------------------------- ----------------------------- -------------------------------- -----------------------------
                              CLASS C SHARES                CLASS C SHARES                   CLASS C SHARES
                              FISCAL YEAR ENDED             FISCAL YEAR ENDED                FISCAL YEAR ENDED
                              JULY 31, 2006                 JULY 31, 2007                    JULY 31, 2008
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
                                             CONTINGENT                      CONTINGENT                      CONTINGENT
                              DISTRIBUTION   DEFERRED       DISTRIBUTION     DEFERRED        DISTRIBUTION    DEFERRED
                              AND SERVICE    SALES          AND SERVICE      SALES           AND SERVICE     SALES
                              FEES           CHARGE         FEES             CHARGE          FEES            CHARGE
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
European Focus Fund           $   922,184    $ 36,248       $ 1,935,818      $ 37,321        $  3,142,141    $ 197,520
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
Global Equity Income Fund(1)
                              --              --            $   199,963      $  3,948        $  1,399,186    $  70,501
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
Global Opportunities Fund(1)
                              --              --            $     6,766      --              $     46,008    $   1,687
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
Global Technology Fund        $    60,015    $  2,227       $   169,923      $  5,517        $    606,000    $  49,557
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
International Opportunities
Fund                          $ 3,238,035    $ 65,449       $ 7,642,712      $144,698        $ 12,215,671    $ 375,531
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------
Japan-Asia Focus Fund(2)      $    65,163    $  3,407       $   275,125      $ 15,843        $    260,460    $  24,776
----------------------------- -------------- -------------- ---------------- --------------- --------------- -------------

--------------
1. The distribution and service fees and contingent deferred sales charge for the Global Equity Income Fund and Global Opportunities Fund are for the period from commencement of operations on November 30, 2006.

2. The distribution and services fees and contingent deferred sales charge for the Japan-Asia Focus Fund are for the period from commencement of operations on January 31, 2006.

     The fees paid to the Distributor pursuant to the Plan for the Class R shares for the last fiscal year for the International Opportunities Fund is set forth in the table below.

----------------------------- ------------------------------- ------------------------------- -------------------------------
                              CLASS R SHARES                  CLASS R SHARES                  CLASS R SHARES
                              PERIOD ENDED                    FISCAL YEAR ENDED               FISCAL YEAR ENDED
                              JULY 31, 2006(1)                JULY 31, 2007                   JULY 31, 2008
----------------------------- -------------- ---------------- --------------- --------------- --------------- --------------
                                             CONTINGENT                       CONTINGENT                      CONTINGENT
                              DISTRIBUTION   DEFERRED         DISTRIBUTION    DEFERRED        DISTRIBUTION    DEFERRED
                              AND SERVICE    SALES            AND SERVICE     SALES           AND SERVICE     SALES
                              FEES           CHARGE           FEES            CHARGE          FEES            CHARGE
----------------------------- -------------- ---------------- --------------- --------------- --------------- --------------
International Opportunities
Fund                          $153           --               $1,978          --              $6,554          --
----------------------------- -------------- ---------------- --------------- --------------- --------------- --------------

1.       For the period from commencement of operations on September 30, 2005.


         The amounts in the table below were spent pursuant to the Plan during the fiscal year ended July 31, 2008: The Industries of the Future Fund commenced operations on August 29, 2008 and therefore no amount was spent pursuant to the Plan during the last fiscal year.

------------------------------------------- ------------------------- ----------------------------- ----------------------
                                            COMPENSATION              FINANCING OF ADVANCE
                                            TO DEALERS                COMMISSIONS                   OTHER(1)
------------------------------------------- ------------------------- ----------------------------- ----------------------
European Focus Fund                         $ 3,585,783               $ 2,751,587                   $ 369,303
------------------------------------------- ------------------------- ----------------------------- ----------------------
Global Equity Income Fund                   $   586,742               $ 1,296,286                   $     512
------------------------------------------- ------------------------- ----------------------------- ----------------------
Global Opportunities Fund                   $    34,183               $    42,033                   $   1,306
------------------------------------------- ------------------------- ----------------------------- ----------------------
Global Technology Fund                      $   562,219               $   607,546                   $     708
------------------------------------------- ------------------------- ----------------------------- ----------------------
International Opportunities Fund            $13,681,095               $ 7,218,072                   $  15,172
------------------------------------------- ------------------------- ----------------------------- ----------------------
Japan-Asia Focus Fund                       $   236,248               $   184,915                   $     617
------------------------------------------- ------------------------- ----------------------------- ----------------------

-------------
1 Aggregate amount paid for advertising, printing and mailing of prospectuses for other than current shareholders and compensation to sales personnel.


         CUSTODIAN. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian ("State Street") to the Funds. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes each Fund's net asset value and keeps the book account for each Fund.


         TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. State Street serves as the transfer and dividend disbursing agent (the "Transfer Agent") for the Funds pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Board concerning the operations of the Funds.


         ADMINISTRATOR. State Street serves as the administrator (the "Administrator") for the Trust pursuant to an administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust; oversee the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, each Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.



         The fees paid to the Administrator for the last three fiscal years for the Funds are set forth below. The Industries of the Future Fund commenced operations on August 29, 2008 and therefore no administration fees are reported for the Fund.




------------------------------------------------ ------------------ ------------------- -------------------
                                                 FISCAL YEAR        FISCAL YEAR         FISCAL YEAR
                                                 ENDED              ENDED               ENDED
                                                 JULY 31, 2006      JULY 31, 2007       JULY 31, 2008
------------------------------------------------ ------------------ ------------------- -------------------
European Focus Fund                              $ 174,139          $ 305,452           $   323,329
------------------------------------------------ ------------------ ------------------- -------------------
Global Equity Income Fund(1)                     --                 $  25,309           $    76,272
------------------------------------------------ ------------------ ------------------- -------------------
Global Opportunities Fund(1)                     --                 $  11,374           $     3,965
------------------------------------------------ ------------------ ------------------- -------------------
Global Technology Fund                           $  35,407          $  45,277           $    52,831
------------------------------------------------ ------------------ ------------------- -------------------
International Opportunities Fund                 $ 417,405          $ 818,115           $ 1,003,693
------------------------------------------------ ------------------ ------------------- -------------------
Japan-Asia Focus Fund(2)                         $  15,552          $  42,659           $    18,086
------------------------------------------------ ------------------ ------------------- -------------------

--------------
1. The fees for the Global Equity Income Fund and Global Opportunities Fund are for the period from commencement of operations on November 30, 2006.

2. The fees for the Japan-Asia Focus Fund are for the period from commencement of operations on January 31, 2006.


         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, independent registered public accounting firm located at 233 South Wacker Drive, Chicago, Illinois 60606, has been selected as independent public registered accounting firm for the Trust. The audit services performed by Ernst & Young LLP include audits of the annual financial statements of each of the Funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the Funds' tax returns.


         OUTSIDE COUNSEL. The law firm of Vedder Price P.C. serves as counsel to the Funds. Bell, Boyd & Lloyd LLP serves as counsel to the Independent Trustees.


         INTERMEDIARIES. Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee per account for those services. On October 1, 2006, the Funds began reimbursing the Adviser for such fees charged by intermediaries up to $12 per account for networking services and up to $17.50 per account for sub-transfer agent services.

                               PORTFOLIO MANAGERS


         PORTFOLIO MANAGEMENT. Stephen Peak is the lead portfolio manager for the European Focus Fund.

         Alex Crooke and Job Curtis are the portfolio managers for the Global Equity Income Fund.

         Manraj Sekhon is the portfolio manager for the Global Opportunities
Fund.

         Stuart O'Gorman and Ian Wamerdam are the portfolio managers for the Global Technology Fund.

         Tim Dieppe is the portfolio manager for the Industries of the Future Fund.

         Iain Clark, Stephen Peak, Stuart O'Gorman, Ian Warmerdam, Tim Stevenson, Andrew Mattock, Bill McQuaker, Michael Wood-Martin and Michael Kerley are the portfolio managers for the International Opportunities Fund.

         Iain Clark, Michael Wood-Martin and Michael Kerley are the portfolio management team for the Japan-Asia Focus Fund.

         The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of July 31, 2008 except as noted otherwise in the table below. Unless noted otherwise, none of the portfolio managers managed any other accounts.

---------------------------------------------------------------------------------------------------------------------------
                    REGISTERED
                    INVESTMENT             ASSETS MANAGED                                              TOTAL ASSETS
PORTFOLIO           COMPANY                ($)             POOLED INVESTMENT VEHICLE ASSETS MANAGED    MANAGED
MANAGER             ACCOUNTS                               ACCOUNTS                  ($)               ($)
---------------------------------------------------------------------------------------------------------------------------
IAIN CLARK          Henderson              4.1bn           Horizon Global            17.6m             4.4bn
                    International                          Opportunities Fund
                    Opportunities Fund

                    Henderson Global       17.6m
                    Opportunities Fund

---------------------------------------------------------------------------------------------------------------------------
ALEX CROOKE         Henderson Worldwide    217.4m (as at   Bankers Investment Trust  670.7m (as at     1.66bn (as at
                    Income Fund            10/31/08)       plc                       10/31/08)         10/31/08)

                    Henderson Global       587.5m (as at   Henderson High Income     182.9m (as at
                    Equity Income Fund     10/31/08)       Trust plc                 10/31/08)

---------------------------------------------------------------------------------------------------------------------------
JOB CURTIS          Henderson Worldwide    217.4m (as at   UK Extra Income Fund      91.9m (as at      1.72bn (as at
                    Income Fund            10/31/08)                                 10/31/08)         10/31/08)

                    Henderson Global       587.5m (as at   The City of London        822.3m (as at
                    Equity Income Fund     10/31/08)       Investment Trust plc      10/31/08)

---------------------------------------------------------------------------------------------------------------------------
MICHAEL KERLEY      Henderson Global       0.8m            Henderson Asia Dividend   112.5m            579.6m
                    Opportunities Fund                     Income Fund

                                                           Bankers                   77.5m

                                                           Henderson Far East Income 388.8m

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                    REGISTERED
                    INVESTMENT             ASSETS MANAGED                                              TOTAL ASSETS
PORTFOLIO           COMPANY                ($)             POOLED INVESTMENT VEHICLE ASSETS MANAGED    MANAGED
MANAGER             ACCOUNTS                               ACCOUNTS                  ($)               ($)
---------------------------------------------------------------------------------------------------------------------------
MANRAJ SEKHON       Henderson Global       1.4m            Henderson International   51.3m             637.8m
                    Opportunities Fund                     Opportunities Fund (OEIC)

                                                           AIG Focused International
                                                           Equity Fund               74.9m

                                                           Mackenzie Universal
                                                           International             384.1m
                                                           Opportunities Fund

                                                           Mackenzie Universal
                                                           International             22.1m
                                                           Opportunities Class

                                                           Mackenzie Focus Canada
                                                                                     31.3m
                                                           Mackenzie Focus Canada
                                                           Class                     1.9m

                                                           Mackenzie Focus
                                                           International Class       5.3m

                                                           MBTA
                                                                                     45.4m
                                                           Southwest Ohio
                                                                                     20.1m
---------------------------------------------------------------------------------------------------------------------------
ANDREW MATTOCK      Henderson              586m            Mackenzie Select Managers 47.8m             670.7m
                    International                          Far East Fund
                    Opportunities Fund
                                                           Mackenzie Select Managers 29.1m
                    Henderson Japan-Asia   1.4m            Far East Capital Class
                    Focus Fund                             Fund

                                                           Mackenzie Select Managers 6.4m
                                                           Asia Fund

---------------------------------------------------------------------------------------------------------------------------
BILL MCQUAKER       Henderson Global       17.6m           Henderson International   152.4m            338.5m
                    Opportunities Fund                     Growth Portfolio

                                                           Henderson International   131.3m
                                                           Income & Growth Portfolio

                                                           Henderson International   37.2m
                                                           Distribution Portfolio
---------------------------------------------------------------------------------------------------------------------------
STUART O'GORMAN     Henderson              269m            Global Technology Fund    318.7m            997.8m
                    International
                    Opportunities Fund                     AMP Global Technology
                                                           Fund (now resigned)
                    Henderson Global       192m
                    Technology Fund
                                                           Horizon Global Technology 217m
                                                           Fund

                                                           Henderson HF Global       1.1m
                                                           Opportunities Fund

---------------------------------------------------------------------------------------------------------------------------
STEPHEN PEAK        Henderson European     1.0bn           Mackenzie Focus  Fund     94.5m             3.8bn
                    Focus Fund
                                                           Mackenzie Focus Class
                                                           Fund                      2.6m
                    Henderson              1.3bn
                    International                          European Absolute Return
                    Opportunities Fund                     Fund                      786.6m

                                                           TR European Growth Trust
                                                           plc                       597.3m


---------------------------------------------------------------------------------------------------------------------------
TIM STEVENSON       Henderson              1.2bn           HHF Pan Euro Equity Fund  1.8bn             3.9bn
                    International
                    Opportunities Fund                     Henderson Eurotrust plc
                                                                                     240m
                                                           Bankers
                                                                                     564m
                                                           Law Debenture Corp
                                                                                     124m

---------------------------------------------------------------------------------------------------------------------------
IAN WARMERDAM       Henderson Global       192m            Henderson HF Global       1.1m              679.1m
                    Technology Fund                        Opportunities

                    Henderson              269m            Horizon Global Technology 217m
                    International                          Fund
                    Opportunities Fund
---------------------------------------------------------------------------------------------------------------------------
TIM DIEPPE                                                 Responsible Investment    79.8m             539.5m
                                                           Leaders International
                                                           Share Fund

                                                           Henderson Industries of   133.9m
                                                           Future Funds

                                                           Henderson Global Care     325.8m
                                                           Growth
---------------------------------------------------------------------------------------------------------------------------



         PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. Henderson seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in us by investors is something that is highly valued and must be protected. As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited. A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson's clients. The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

         The portfolio managers are responsible for managing both the Funds and other accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades). Henderson has policies and procedures reasonably designed to mitigate these conflicts. The portfolio managers may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

         PORTFOLIO MANAGEMENT COMPENSATION. Following is a summary of the compensation received by Henderson's investment professionals for all accounts managed and not just for the Funds. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

         o        Pre-defined, objective, measurable investment performance

         o        Performance goals that are ambitious, but attainable

         o The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters.

         The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. "Profitable asset growth" refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

         Some managers have the option to invest in a long-term incentive program that is based on the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. Currently, none of the Funds charge performance-related fees.

         A summary of the compensation package is as follows:

         o Basic Salaries: in line with or better than the industry average

         o Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

         o Growth Equity Bonus Plan: the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth

         o Long Term Incentive Plan: senior investment managers are able to invest part of their remuneration in a share scheme which is then matched by Henderson

         o Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund's relevant disclosure document (i.e., prospectus or offering memorandum). Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund's returns to either (i) a peer group, (ii) an index or
                  (iii) an absolute return.


         PORTFOLIO MANAGEMENT FUND OWNERSHIP. As of July 31, 2008, the portfolio managers did not own shares of any of the Funds. The Funds' shares are not registered to be sold outside of the US. Many of the Funds' portfolio managers reside outside of the US and are not eligible to purchase shares of the Funds.

                              BROKERAGE ALLOCATION


         Subject to the overall oversight of the Board, the Adviser and Subadviser place orders for the purchase and sale of each Fund's portfolio securities. The Adviser and Subadviser seek the best price and execution obtainable on all transactions. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Adviser and Subadviser attempt to deal directly with the principal market makers, except in those circumstances where the Adviser and Subadviser believe that a better price and execution are available elsewhere.


         The Adviser and Subadviser select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser and Subadviser in servicing all of their accounts. In addition, not all of these services may be used by the Adviser and Subadviser in connection with the services it provides to a Fund.


         Subject to policies as may be established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account factors such as price (including the applicable brokerage commission or dealer spread), size and nature of the order, the need for timely execution, the liquidity or illiquidity of the market, the transparency of the market, difficulty of execution and operational facilities of the firm involved, the firm's knowledge of the security, the firm's ability to maintain confidentiality, the willingness of the firm to commit its capital, and the firm's ability to provide access to new issues. While the Adviser generally seeks lower commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

         No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Funds and subject to the oversight of the Board select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser or Subadviser under its respective agreements. A commission paid to such brokers may be higher than that which another qualified broker may have charged for executing only the same transaction, provided that the Adviser or Subadviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser or Subadviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term. The Adviser, Subadviser or their affiliates may enter into commission sharing arrangements with key brokers, which allow for the receipt of both proprietary and third party research.

         Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.


         Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser and Subadviser deem to be a desirable investment for each Fund. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The transferor of such securities may recognize gain or loss for federal income tax purposes on the transfer of such securities. The acceptance of securities by the Trust must comply with the applicable laws of certain states.


         The table below shows information on brokerage commissions paid by the Funds for the last three fiscal years. The Industries of the Future Fund commenced operations on August 29, 2008 and therefore no brokerage commissions are reported for the Fund.




-------------------------------------------- -------------------- ------------------- --------------------
                                             FISCAL YEAR          FISCAL YEAR         FISCAL YEAR
                                             ENDED                ENDED               ENDED
                                             JULY 31, 2006        JULY 31, 2007       JULY 31, 2008
-------------------------------------------- -------------------- ------------------- --------------------
European Focus Fund                          $   983,569          $ 2,178,506         $  2,874,557
-------------------------------------------- -------------------- ------------------- --------------------
Global Equity Income Fund(1)                 --                   $   565,511         $  1,939,332
-------------------------------------------- -------------------- ------------------- --------------------
Global Opportunities Fund(1)                 --                   $    12,710         $     84,469
-------------------------------------------- -------------------- ------------------- --------------------
Global Technology Fund                       $   163,577          $   256,064         $  1,241,530
-------------------------------------------- -------------------- ------------------- --------------------
International Opportunities Fund             $ 5,349,377          $ 8,327,901         $ 13,345,015
-------------------------------------------- -------------------- ------------------- --------------------
Japan-Asia Focus Fund(2)                     $   143,676          $   226,855         $     99,325
-------------------------------------------- -------------------- ------------------- --------------------

--------------
1. The commissions for the Global Equity Income Fund and Global Opportunities Fund are for the period from commencement of operations on November 30, 2006.

2. The commissions for the Japan-Asia Focus Fund are for the period from commencement of operations on January 31, 2006.

         The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year. As of July 31, 2008, the Funds held no such securities.


                        CAPITALIZATION AND VOTING RIGHTS

         The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid and non-assessable. No class of shares of any Fund has preemptive rights or subscription rights.


         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trust currently consists of eleven series, each of which represents a fund, seven of which are discussed in this SAI. Pursuant to the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for European Focus Fund, Global Technology Fund and International Opportunities Fund. The Trustees have authorized the issuance of Class A and Class C shares for Global Equity Income Fund, Global Opportunities Fund, Industries of the Future Fund and Japan-Asia Focus Fund. The Trustees have also authorized the issuance of Class R shares for International Opportunities Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's Declaration of Trust and By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting or fractional shares). Shareholders of each Fund or class are entitled to vote alone on matters that only affect that Fund or class. All Funds and classes of shares of each Fund will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each Fund of the Trust. Voting regarding the distribution plan applicable to Class A, Class B, Class C or Class R shareholders will be regarded as matters requiring a specific vote by that class. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.


         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding voting securities" of a Fund or class means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of a Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee. Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class. Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

         Under Delaware law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

         The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Multi-Class Plan under Rule 18f-3 on behalf of the Funds. The Multi-Class Plan includes the following: (i) shares of each class of each Fund are identical, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Henderson fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

                 PURCHASES, EXCHANGES AND REDEMPTION INFORMATION

         PURCHASES. As described in the Prospectus, shares of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or through arrangements with his/her authorized broker and/or financial advisor.

         RETIREMENT PLANS. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs ("SEP IRAs"). Participants in retirement plans must contact the plan's administrator to purchase, exchange or redeem Class R shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.


         EXCHANGES. As described in the Prospectus, shareholders of each Fund have certain exchange privileges. Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective Prospectus. An exchange of shares is a taxable transaction for federal income tax purposes.


         INITIAL SALES CHARGES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Henderson Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares.

         ADDITIONAL PAYMENTS. Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Funds. These fees do not come out of the Funds' assets. Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts. These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

         The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds. These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that a Fund receives to invest on behalf of an investor and will not increase expenses of the Funds. You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Funds and discuss this matter with your financial adviser.

         ADDITIONAL CHARGES. Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.


         CONTINGENT DEFERRED SALES CHARGES - CLASS A, CLASS B AND CLASS C SHARES. Class A shareholders may exchange their Class A shares that are subject to a CDSC, as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Henderson Global Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Henderson Global Fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

         The following CDSC table applies to Class B shares:

         ------------------------------------- ----------------------------------------------------------------------
                                               CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF DOLLAR AMOUNT
         YEAR SINCE PURCHASE                   SUBJECT TO CHARGE
         ------------------------------------- ----------------------------------------------------------------------
         First                                 5%
         ------------------------------------- ----------------------------------------------------------------------
         Second                                4%
         ------------------------------------- ----------------------------------------------------------------------
         Third                                 4%
         ------------------------------------- ----------------------------------------------------------------------
         Fourth                                3%
         ------------------------------------- ----------------------------------------------------------------------
         Fifth                                 2%
         ------------------------------------- ----------------------------------------------------------------------
         Sixth                                 1%
         ------------------------------------- ----------------------------------------------------------------------
         Seventh and thereafter                0%
         ------------------------------------- ----------------------------------------------------------------------


         Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Henderson Global Fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.)


         For purposes of computing the CDSC (and conversion feature, if applicable) that may be payable upon the redemption of the new Class A, Class B or Class C shares, the holding period of the outstanding shares is "tacked" onto the holding period of the new shares.

         Each exchange will be made on the basis of the relative net asset value per share of the Funds involved in the exchange next computed following receipt by the Transfer Agent of telephone instructions or a properly executed request. Exchanges, whether written or telephonic, must be received by the Transfer Agent by the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law.


         An exchange of shares between any of the Henderson Global Funds will generally result in a taxable gain or loss for federal income tax purposes. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares surrendered) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges that were incurred on the surrendered shares into account in computing taxable gain or loss on an exchange. See "Federal Income Tax Matters."


         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.


         CONVERSION OF CLASS B SHARES. As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of the same Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or
(2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

         REDEMPTIONS. As described in the Prospectus, shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent, less any applicable CDSC.

         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of any Fund.

         Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act. This requires the Funds to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash. For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.

         OTHER REDEMPTION INFORMATION. If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining each Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.

         A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. Interest bearing commercial paper which is purchased at par will be valued at par. Interest is accrued daily. Money market instruments purchased with an original or remaining maturity of 60 days or less maturing at par, are valued at amortized cost, which the Board believes approximates market value.

         Options, futures contracts and options on futures contracts are valued at the last reported sale price on the exchange on which the security is principally traded, if available, and otherwise are valued at the last reported sale price on the other exchange(s). If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.

         Securities and other assets for which market prices are not readily available are priced at a "fair value" as determined by the Adviser in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board. The Board of Trustees has adopted procedures for valuing the Fund's securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the

Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Funds' custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                           FEDERAL INCOME TAX MATTERS


         The following is a general discussion of certain US federal income tax consequences of investing in the Funds. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. It is based on provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this SAI, all of which may change, possibly with retroactive effect. This discussion generally applies only to holders of shares who are citizens or residents of the US and who are subject to federal income taxation (i.e., not exempt from taxation). Accordingly, investors should consult with a competent tax adviser before making an investment in any Fund. The Funds are not managed for tax-efficiency.

         Each Fund has elected to be treated, has qualified, and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business or in the securities of one or more qualified publicly traded partnerships.


         As a regulated investment company, each Fund generally will not be subject to US federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) determined without regard to the deduction for dividends paid for the taxable year is distributed to the shareholders. However, a Fund will generally be subject to federal corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed net investment income or net capital gains. Each Fund intends to distribute all or substantially all of its net investment income and net capital gain each year.


         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid this tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. Each Fund intends to make distributions to shareholders in accordance with such distribution requirements, however, the Funds may be subject to excise tax.




         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS. A Fund's transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes.


         Each Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to, where appropriate, mitigate the effect of these rules, prevent disqualification of a Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.


         Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain other options, futures contracts and options on futures contracts utilized by a Fund are also Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.


         CURRENCY FLUCTUATIONS - "'SECTION 988' GAINS OR LOSSES". Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.


         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to federal income tax and an additional interest charge on the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to federal income tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the federal income tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income for federal income tax purposes even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         Each Fund may be eligible to elect alternative federal income tax treatment with respect to PFIC shares. If certain conditions are satisfied, a Fund may elect to mark-to-market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

         DEBT SECURITIES ACQUIRED AT A DISCOUNT. Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and a portion of the OID is included in a Fund's income in each taxable year such debt security is held by the Fund, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. A Fund may need to sell securities at inopportune times to raise cash to pay such dividends.

         A Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

         REITS. The Global Equity Income Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under a notice issued by the Internal Revenue Service ("IRS"), a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.



         DISTRIBUTIONS. Distributions are taxable to a US shareholder whether paid in cash or shares. Distributions of investment company taxable income (as such term is defined in the Code, but without regard to the deduction for dividends paid) are generally taxable as ordinary income. However, if a portion of a Fund's investment company taxable income is attributable to "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then for taxable years beginning on or before December 31, 2010, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided both the Fund and the shareholder satisfy certain holding period and other requirements. For such taxable years, the maximum federal income tax rate applicable to net capital gain for individuals and other noncorporate investors has been reduced to 15%. Dividends from certain foreign corporations and most REITs may not be eligible for treatment as qualified dividend income.

         Dividends paid by a Fund that are derived from dividends received from US corporations may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the "Dividend Received Deduction"). Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends in determining their federal taxable income. Corporate shareholders must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction. The alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior years), if any, designated by a Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the Dividends Received Deduction or for treatment as qualified dividend income. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the US federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.



         DISPOSITION OF SHARES. Upon a redemption, sale or exchange of a shareholder's shares, such shareholder will generally recognize a taxable gain or loss for federal income tax purposes depending upon his or her basis in the shares disposed. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands at the time of the disposition and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares. Shares held for one year or less generally will be taxed as short-term capital gain or loss. Shares held for more than one year generally will be taxed as long-term capital gain or loss. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with other Fund shares or substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or treated as having been received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.


         In some cases, shareholders who exchange shares will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and an otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right and not with respect to the original shares. This provision may be applied to successive acquisitions of Fund shares.

         FOREIGN WITHHOLDING TAXES. Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.


         If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund in computing his or her taxable income for federal income tax purposes, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her federal taxable income or to use such amount as a foreign tax credit against his or her US federal income tax liability, subject to various limitations imposed by the Code. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions for federal income tax purposes. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the federal alternative minimum tax, but a foreign tax credit may be available to offset federal alternative minimum tax, subject to various limitations. Each affected shareholder will be notified within 60 days after the close of a Fund's taxable year if the foreign taxes paid by that Fund will "pass-through" for that year.


         Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's US tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from US sources and Section 988 gains will generally be treated as ordinary income derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source passive category income, including foreign source passive income received from a Fund. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend or the Fund or shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund fails to satisfy these requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

         The foregoing is only a general discussion of the foreign tax credit and deduction under current federal income tax law. Because application of the credit and deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.


         DISCLOSURE STATEMENTS FOR LARGE LOSSES. Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


         BACKUP WITHHOLDING. Each Fund will be required to report to the IRS all distributions as well as gross proceeds from the redemption of that Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's US federal income tax liability provided the appropriate information is furnished to the IRS.


         OTHER TAXATION. Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Non-US shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% US withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of a Fund beginning before January 1, 2010, the Fund will generally not be required to withhold tax on any amounts paid to a non-US shareholder with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate any such amounts.

         This discussion does not purport to deal with all of the tax consequences applicable to each Fund or all shareholders of such Funds. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in any Fund.


                             REGISTRATION STATEMENT

         This SAI and the Funds' Prospectus do not contain all the information included in the Funds' registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

         Statements contained herein and in the Funds' Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         The financial statements of the Funds, including the notes thereto, dated July 31, 2008 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Funds dated as of July 31, 2008. The information under the caption "Financial Highlights" of the Funds for the period from commencement of operations through July 31, 2008, appearing in the Prospectus has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon Ernst & Young LLP's report given on the authority of such firm as experts in accounting and auditing. There is no financial statements for the Industries of the Future Fund since the Fund commenced operations on August 29, 2008.



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

                                   APPENDIX A

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


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

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


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                                   APPENDIX B


                     HENDERSON INVESTMENT MANAGEMENT LIMITED

                          PROXY POLICIES AND PROCEDURES

It is the intent of Henderson Investment Management Limited (HIML) to vote proxies in the best interests of the firm's clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.


1.       Responsibilities

         The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.


2.       Service Providers

         HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

         Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.


3.       Voting Guidelines

         HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson's approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.


3.1.     International Corporate Governance Policy

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a 'one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.



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         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.(1)


3.2.     Corporate objective

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.


3.3.     Disclosure and transparency

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.


3.4.     Boards of directors

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

         o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

         o Monitoring the effectiveness of the company's governance practices and making changes as needed.

         o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

         o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

         o Ensuring a formal and transparent board nomination and election process.


------------
(1)      These Principles are based on the Organisation for Economic Development
         (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).


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         o        Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

         o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

         o        Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.


3.5.     Shareholder rights

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.


3.6.     Audit and internal control

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The


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         Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7.     Remuneration

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

         o the overall potential cost of the scheme, including the level of dilution

         o        the issue price of share options relative to the market price

         o the use of performance conditions aligning the interests of participants with shareholders

         o the holding period ie. the length of time from the award date to the earliest date of exercise

         o        the level of disclosure.


4.       Voting Procedures

         The procedure for casting proxy votes is as follows:

         1. Custodians notify ISS of forthcoming company meetings and send proxy materials.

         2.       ISS notifies Henderson of meetings via its VoteX website.


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


         3. ISS provides voting recommendations based on HIML's Proxy Voting Policies.

         4. The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.

         5. The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.

         6. Voting instructions are sent to custodians via the VoteX website and executed by the custodians.

         7. If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the VoteX website and voting instructions are executed by the custodians.


5.       Share blocking

         In a number of markets in which the funds invest, shares must be suspended from trading ('blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.


6.       Conflicts of interest

         For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

         Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

         Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

         The following are examples of situations where a conflict may exist:


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         o        Business Relationships - where HIML manages money for a
                  company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

         o Personal Relationships - where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

         o Familial Relationships - where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

         o Fund Relationships - HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

         It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.


7.       Proxy Committee

         The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever a conflict of interest is identified.

         Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The members of the Proxy Committee shall choose a chair of the Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

         The Proxy Committee will review each item referred to it to determine if a conflict of interest exists and will produce a Conflicts Report for each referred item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and
         (3) based on confirmations from the relevant portfolio managers discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

         The Proxy Committee will review the issue and direct ISS as to how to vote the proxies.



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                                                                      APPENDIX A



1        RESPONSIBLE INVESTMENT POLICY

Monitoring and taking action on financial performance, corporate governance and corporate responsibility

1.1      PURPOSE AND SCOPE

         Henderson Global Investors' Responsible Investment policy sets out how we discharge our responsibility towards our clients by protecting and enhancing shareholder value in the companies in which we invest on clients' behalf through our work on corporate governance (CG) and corporate responsibility (CR).

         We believe that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

         This policy sets out how Henderson implements the UK Institutional Shareholders' Committee's Statement of Principles on the
         Responsibilities of Institutional Shareholders and Agents(2). Henderson is a founding signatory of The United Nations Principles for Responsible Investment (PRI)(3), and this policy sets out our approach in applying the Principles across our equity holdings.

2        UK CORPORATE GOVERNANCE

2.1.     OVERVIEW

         The purpose of our corporate governance work is to try and ensure that the boards of the companies in which we invest perform to high standards and are accountable to shareholders. The composition and structure of boards, and the processes by which boards operate, need to be carefully planned and managed to this end.

         Henderson expects UK companies to comply with the Combined Code(4), including the Turnbull Guidance on Internal Control, or to provide adequate explanation of areas in which they fail to comply. Our corporate governance work is also guided by best practice guidelines developed by industry bodies such as the Association of British Insurers(5), the Association of Investment Companies(6) and the National Association of Pension Funds(7).

         While we prefer that companies adhere to the principles and provisions of the Combined Code and best practice, we recognise that a different approach may be justified in

------------
(2)      www.institutionalshareholderscommittee.org.uk
(3)      www.unpri.org
(4)      www.frc.org.uk/corporate/combinedcode.cfm
(5)      www.ivis.co.uk/Guidelines.aspx
(6)      www.theaic.co.uk/technical/guidesdirectors.asp
(7)      www.napf.co.uk/Policy/Governance.cfm



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


         particular circumstances. We evaluate each deviation on its own merits. In such cases, the onus is on the company to provide us with sufficient information to enable us to take an informed view. Where adequate explanation is provided, we will support the board. However, where we judge that insufficient assurance has been given that the arrangements adopted are in the best interests of shareholders, we will not support the board.

         Henderson holds shares in many small companies, including companies listed on the Alternative Investment Market (AIM), where the Combined Code does not apply. We consider that the main principles of good corporate governance embodied in the Code are applicable to listed companies of all sizes and stages of development. However, we recognise that some of the more detailed provisions of the Code will not be appropriate. The onus is on smaller companies to explain their governance arrangements in relation to their size and stage of development. We support the work of the Quoted Companies Alliance(8)
         (QCA) in setting out guidelines for smaller quoted companies and AIM companies.

         The paragraphs below amplify and clarify certain aspects of Henderson's approach to a company's corporate governance.

2.2.     GOVERNANCE REPORTING

         Governance reporting has expanded exponentially in recent years. However, the increasing quantity of reporting has in many cases not been matched by better quality, with many companies indulging in 'boiler-plate' disclosure. We attach great value to the quality of governance reporting, which forms an important part of our assessment of companies. Reporting should explain clearly how the company's particular corporate governance arrangements and structure help it to develop and execute its strategy successfully.

2.3.     BOARD COMPOSITION

         The Board should be formed of a suitable balance and quality of executive and non-executive directors to enable it to execute strategic control of the company's affairs to maximise long term shareholder value. To this end, it is important that the Board has a sufficient contingent of independent non-executive directors to maintain appropriate oversight on shareholders' behalf.

2.4.     ROLES OF CHAIRMAN AND CHIEF EXECUTIVE

         In order to prevent the concentration of power in the hands of one person, we do not favour the combination of the roles of Chairman and Chief Executive. However, we recognise that in some very limited circumstances, the combination of these roles may be justified. Such circumstances may include where the chief executive has resigned and the chairman temporarily holds the chief executive role until a suitable replacement is found. Where a company believes its particular circumstances warrant the


------------
(8)      www.qcanet.co.uk/guidance_booklets.asp



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         combination of these roles, we expect prior disclosure and explanation of the circumstances.

         We do not favour chief executives or other executive directors going on to become chairman of the same company. Exceptionally, we may support such a move based upon a company's unique circumstances. In such a situation major shareholders should be consulted in advance and adequate justification must be provided.

2.5.     DEFINITION OF INDEPENDENCE

         When assessing the independence of a non-executive director, we will consider whether there are relationships or circumstances which are likely to affect, or could appear to affect, the director's judgement. These include where the director:

         o has been an employee of the company or group within the last five years

         o has, or has had within the last three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company

         o has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or a performance-related pay scheme, or is a member of the company's pension scheme

         o has close family ties with any of the company's advisers, directors or senior employees

         o holds cross-directorships or has significant links with other directors through involvement in other companies or bodies

         o        represents a significant shareholder

         o has served on the board for more than nine years from the date of their first election

         Where a company maintains that a non-executive director is independent despite the presence of the above relationships or circumstances, the onus is on the board to provide evidence to support the claim. Henderson will exercise judgement in assessing independence in each individual case. In particular, we do not consider that board tenure of more than nine years in itself necessarily compromises independence with the resultant implications for membership of board committees. Where appropriate, we will have regard to the non-executive director's performance on the board and committees in determining whether the director exercises independent judgement in relation to the company.

2.6.     APPOINTMENT AND RE-ELECTION OF DIRECTORS

         The appointment of any director to the board should be the result of a formal, rigorous and transparent procedure led by the Nomination Committee. The Nomination Committee should assure itself and the shareholders that the proposed director is able to devote sufficient time to the role. Where appropriate, we also have regard to the director's performance record at other companies.



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         We will support the election of directors who are able to contribute to the preservation and enhancement of shareholder value.

2.7.     NON-EXECUTIVE DIRECTORS

         Our voting decision on the appointment or reappointment of non-executive directors is also affected by factors which do not apply to executive directors. This is because of the monitoring duties that non-executive directors in particular are required to perform in order to protect shareholders' interests.

         When determining how to vote on the election of a non-executive director, in addition to the points stated in paragraph 2.6, we take into consideration the proportion of independent non-executive directors on the board and the suitability of the non-executive director to fulfil any committee duties.

         The fact that companies are required to have separate board committees does not, in our view, detract from the responsibility of the board as a whole for decisions or duties within the remit of the board committee. Where we have over a period expressed concern to the company about the performance of a particular committee and such concerns have not been resolved to our satisfaction, we may withhold support from any member of the board, irrespective of their membership of the particular committee, as we consider appropriate.

2.8.     SUCCESSION PLANNING

         We expect the board to make adequate arrangements for succession planning. This process should be led by the Nomination Committee. Details of appointment procedures for directors and succession planning arrangements should be disclosed to shareholders.

2.9.     RELATIONSHIP WITH AUDITORS

         It is of the utmost importance that auditors remain independent from the company. The company should disclose the scale of non-audit fees paid to the audit firm, the nature of the work involved, and the procedure for awarding such contracts.

         When considering whether to approve the appointment of auditors and their remuneration, the significant driver is the independence of the audit process. The audit committee, consisting solely of independent non-executive directors, not the executives or chairman, should be seen to lead the relationship of the company with the auditors.

         The fees generated from the provision of non-audit services should not be of such magnitude as to appear to impair the auditors' objectivity. Where non-audit fees are substantial relative to the audit fee it is up to the audit committee to justify why this expenditure is in shareholders' interests.


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2.10.    REMUNERATION

         The quality of a company's remuneration policy and practices can be seen as a litmus test of good corporate governance.

         Henderson believes that executives should be fairly rewarded for the contribution they make to the maximisation of long-term shareholder value. A fully independent Remuneration Committee has a critical role to play in determining a company's remuneration policy and practices. Remuneration Committees should ensure that executive remuneration packages are structured in a manner which reflects the achievement of corporate objectives and limits the possibility of 'rewards for failure'.

         We also attach importance to the Combined Code's principle on remuneration, namely that:

         "The Remuneration Committee should judge where to position their company relative to other companies. But they should use such comparisons with caution, in view of the risk of an upward ratchet of remuneration levels with no corresponding improvement in performance. They should also be sensitive to pay and employment conditions elsewhere in the group, especially when determining annual salary increases".(9)

         Companies should seek to develop remuneration arrangements specific to the company and clearly aligned with business strategy and objectives, utilising the most appropriate performance measures, rather than simply adopting 'off-the-peg' policies.

2.11.    SERVICE CONTRACTS

         Henderson does not approve of rolling service contracts terminable on more than one year's notice. This does not preclude companies, where necessary, from offering newly-recruited directors longer-term contracts which subsequently reduce to one year rolling contracts after a specified period. However, companies should not offer longer-term contracts to new directors as a matter of course. Where a company offers a new director a contract along these lines, an explanation of its necessity should be included in the report and accounts.

         We do not approve of remuneration policies that allow enhanced notice periods or compensation on a change of control of the company.

2.12.    REMUNERATION REPORT

         The Directors' Remuneration Report Regulations 2002 (Remuneration Regulations) provide shareholders with a platform to signal their view of a company's remuneration policy and practices to the Board. We expect remuneration reports to meet the disclosure requirements of the Remuneration Regulations. Companies should fully disclose all information that shareholders need to take an informed view of the remuneration policy, arrangements and practices.


------------
(9)      The Combined Code, Section B.1



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         Henderson assesses whether the remuneration policy and practices disclosed in the remuneration report meet best practice guidelines as prescribed in the Combined Code, the ABI Guidelines on Executive Remuneration and the ABI/NAPF Best Practice on Executive Contracts and Severance(10). Henderson also assesses whether the disclosed policy and practices sufficiently link executive rewards to the preservation and enhancement of shareholder value.

         While it is not possible to list all the factors that may cause us not to support a company's remuneration report, the factors that would cause concern include:

         o        disclosure below the requirements of the Remuneration
                  Regulations

         o executive director service contracts terminable on more than one year's notice

         o compensation on termination in excess of one year's remuneration

         o notice period or compensation in excess of one year on a change of control of the company

         o payment of compensation to executives when their service contracts are amended to bring them into line with best practice

         o salary increases or increased maximum bonus opportunities which are not linked to productivity improvement or increased responsibilities; the inappropriate use of comparator data to justify increases is to be discouraged

         o        ex-gratia payments for past performance

         o payment of transaction bonuses where the benefit to shareholders has not accrued or is not evident

         o the exercise of discretion by the Remuneration Committee to permit payment or awards beyond the scope of the company's disclosed remuneration policy without prior shareholder consultation. The exercise of such discretion must involve some demonstrable benefit to shareholders;

         o non-disclosure or insufficient information on the maximum individual rewards obtainable under performance-related remuneration schemes

         o amendments to material terms of performance-related remuneration without appropriate shareholder consultation or explanation. These include increases in maximum bonus potential or variations in performance targets which increase the likelihood of awards vesting

         o        repricing or exchange of underwater stock options

         o terms and structure of incentive schemes not in line with best practice

         o retesting of performance conditions not in line with ABI guidelines; and dilution limits not in line with ABI guidelines

         o incomplete disclosure of performance metrics, including all those applying to annual bonuses


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(10)     www.ivis.co.uk/Guidelines.aspx



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2.13.    INCENTIVE SCHEMES

         We will support incentive schemes which genuinely incentivise executives to pursue strategies which will increase long-term shareholder value and which align the interests of executives and shareholders. We expect incentive schemes to incorporate demanding performance targets which are aligned with business strategy and objectives and provide the highest rewards only for the highest performance.

         While it is the Board's responsibility, on the advice of the Remuneration Committee, to devise incentive schemes which drive a company's performance, Henderson has a preference for schemes which award conditional shares based on the attainment of performance targets. We also prefer performance targets based on a company's total shareholder return relative to an appropriate index or peer group. Where a total shareholder return performance measure is adopted, the Remuneration Committee should ensure that there has been an improvement in the company's underlying performance, by incorporating an appropriate financial measure underpin.

         Henderson considers that real alignment between the interests of shareholders and executives is achieved when executives hold shares in the company. We expect companies to introduce meaningful shareholding guidelines which require executives to hold shares in the company either through share purchases or the retention of shares acquired through share incentive schemes until a stated level of shareholding is achieved.

         Henderson will assess whether the structure of the incentive scheme accords with current market and best practice, having regard to the principles of the ABI Guidelines on Executive Remuneration. While all aspects of the ABI Guidelines are important, we wish to draw attention to the following points in particular:

         o share incentive scheme proposals should as far as possible be designed to be specific to an individual company's requirements and strategic outcomes.

         o full details of incentive scheme proposals and their cost implications should be disclosed. Henderson will not be able to approve proposals whose operation or implications are unclear.

         o proposed incentive schemes should form part of a well-considered remuneration package; the level of potential benefits should not be excessive and should be scaled relative to performance.

         o the maximum annual limit on individual participation should be disclosed; participation limits should be expressed as a percentage of salary and in setting this limit, remuneration committees should have regard to best practice and market norms. Awards higher than the market norm should be subject to more demanding performance conditions.

         o when determining the level of share incentive awards in any year, it may be appropriate for remuneration committees to take account of the company's performance (whether financial or operational) in the period preceding grant. This may be a more appropriate basis for determining award levels, within the limit approved by shareholders, rather than one based solely on peer group comparisons.



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         o        share incentive awards and option grants should be phased, generally on an annual basis, rather than awarded in block grants.

         o we are extremely reluctant to approve share-based remuneration with no forward-looking performance conditions even where companies have substantial US operations.

         o to ensure that executive rewards are based on genuine and sustained performance, it may be appropriate to set performance targets at a premium to depressed base levels. This would also avoid windfall rewards based not on genuine performance but on depressed share price or other financial results at the time of grant.

         o performance periods should be at least three years. We strongly encourage longer performance periods, in order to motivate the achievement of sustained performance.

         o re-testing of performance conditions is not appropriate for the majority of schemes, particularly where the Company has adopted a policy of making awards on an annual basis. A proposal to permit retesting under new schemes would only be supported in exceptional circumstances. The Board must also commit to a regular review of the retesting provision with a view to removing it when conditions permit. Retesting is not acceptable for conditional share awards and similar nil-priced option schemes.

         o there should be no automatic waiver of performance conditions on a change of control. The underlying financial performance of a company that is subject to a change of control should be a key determinant of what share-based awards, if any, should vest for participants.

         o share incentive awards should vest on a pro-rata basis, taking into account the vesting period that has elapsed at the time of the change of control.

2.14.    CHAIRMAN'S AND NON-EXECUTIVE DIRECTORS' REMUNERATION

         The chairman and non-executive directors should be appropriately rewarded for their contribution but this should be made available in cash or in shares bought or allocated at market price.

         We do not support the award of share incentives (or other incentives geared to the share price) to the chairman and non-executive directors. This is because such awards could compromise independence, encourage short-term focus and align interests with those of executives rather than shareholders.

         A proposal to award share incentives should be based on exceptional circumstances with the onus on the company to explain why the proposed arrangement is appropriate. Where it is necessary to offer share incentives, our preference is for a one-off grant, with the award in conditional shares as opposed to share options, to be retained during the directors' tenure. Companies should consult with shareholders prior to the grant of such awards.

         A non-executive director who is awarded share incentives would not be considered to be independent. Such directors should not be members of the Audit or Remuneration committee.



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2.15.    INVESTMENT TRUSTS

         Boards of investment trusts should ensure that the interests of the shareholders (who are also the customers of the investment trust) are paramount when considering all aspects of the operation of the investment trust. Henderson expects investment trust companies to comply with the AIC Code of corporate governance or to provide adequate explanation of areas in which they fail to comply. In particular, the Board should be sufficiently independent of the manager so that it is able to assess, objectively, the performance of the fund manager.
         Specifically:

         o a majority of the board, including the chairman, should be independent of the manager. In addition, directors who serve on more than one board managed by the same manager will not be regarded as independent;

         o no more than one current or recent employee of the manager should serve on a board. Such employee directors should stand for re-election annually. This provision does not apply to self-managed companies; and

         o no employee of the manager or executive of a self-managed company or ex-employee within the last five years should serve as chairman.

2.16.    TAKE-OVERS AND MERGERS

         Our voting decisions on proposed take-overs and mergers are based primarily on our analysts' and fund managers' view on the alignment between the proposal and shareholders' interests. If there were a corporate governance dimension to the proposal, our decision-making process would take this into account.

3        INTERNATIONAL CORPORATE GOVERNANCE

3.1.     OVERVIEW

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a 'one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles(11)

3.2.     CORPORATE OBJECTIVE

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to


------------
(11)     These Principles are based on the Organisation for Economic Development
         (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).



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         ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders

3.3.     DISCLOSURE AND TRANSPARENCY

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(12)

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4.     BOARDS OF DIRECTORS

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply :

         o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

         o Monitoring the effectiveness of the company's governance practices and making changes as needed.

         o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

         o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

         o Ensuring a formal and transparent board nomination and election process.

         o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

         o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

         o        Overseeing the process of disclosure and communications.


------------
(12)     For further discussion of corporate responsibility see section 4.



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         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5.     SHAREHOLDER RIGHTS

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called 'poison pills', and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

3.6.     AUDIT AND INTERNAL CONTROL

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.



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3.7.     REMUNERATION

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration (and preferably the remuneration of individual board members and top executives), as well as the composition of that remuneration so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

         o the overall potential cost of the scheme, including the level of dilution

         o        the issue price of share options relative to the market price

         o the use of performance conditions aligning the interests of participants with shareholders

         o the holding period, ie, the length of time from the award date to the earliest date of exercise

         o        the level of disclosure

4.       CORPORATE RESPONSIBILITY

4.1      DEFINITION

         Henderson believes that good management of a range of responsibilities towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

         o economic responsibilities to shareholders, and fair and legal behaviour towards consumers, suppliers and competitors;

         o        responsibilities to minimise and manage environmental impacts;

         o        responsibilities towards employees; and

         o        responsibilities to the wider community.



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4.2      CORPORATE RESPONSIBILITY STANDARDS

         There are currently no standards for the broad range of CR issues that are universally recognised by companies and investors in the same way as the Combined Code for corporate governance in the UK or its statutory or market-based equivalents in other countries. Nonetheless, there is a body of international agreements amongst governments that provide a clear framework from which more specific expectations of business behaviour can be derived. Some of these, such as the Universal Declaration of Human Rights and International Labour Organisation conventions, have the force of international law. Others are voluntary but have substantial moral force. The OECD Guidelines for Multinational Enterprises, for example, have been agreed by governments, trades unions and civil society representatives.

         Henderson expects all companies in which it invests to adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(13) the UN Universal Declaration of Human Rights and the related covenants and conventions(14); International Labour Organisation conventions on labour standards(15); and the OECD Guidelines for Multinational Enterprises(16).

         The Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(17), developed by the UN Commission on Human Rights, also provide a useful broad framework.

4.3      DISCLOSURE ON CORPORATE RESPONSIBILITY

         Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period and its capabilities in relation to the issues.

         We support the UK Association of British Insurers (ABI) disclosure guidelines(18), which provide guidance for UK companies on ESG disclosures relating to Board responsibilities and to policies, procedures and verification.

         With regard to the Board, the company should state in its annual report whether:

         1.1 As part of its regular risk assessment procedures, the Board takes account of the significance of environmental, social and governance (ESG) matters to the business of the company.


------------
(13)     www.unglobalcompact.org
(14)     www.unhchr.ch/html/intlinst.htm
(15)     www.ilo.org/public/english/standards/norm/index.htm
(16)     www.oecd.org/pdf/M000015000/M00015419.pdf
(17)     www1.umn.edu/humanrts/links/NormsApril2003.html
(18)     http://www.ivis.co.uk/ResponsibleInvestmentDisclosure.aspx



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         1.2  The Board has identified and assessed the significant ESG risks to the company's short and long-term value, as well as the opportunities to enhance value that may arise from an appropriate response.

         1.3 The Board has received adequate information to make this assessment and that account is taken of ESG matters in the training of directors.

         1.4 The Board has ensured that the company has in place effective systems for managing and mitigating significant risks, which, where relevant, incorporate performance management systems and appropriate remuneration incentives.

         With regard to policies, procedures and verification, the annual report should:

         2.1 Include information on ESG-related risks and opportunities that may significantly affect the company's short- and long-term value, and how they might impact on the future of the business.

         2.2 Include in the description of the company's policies and procedures for managing risks, the possible impact on short- and long-term value arising from ESG matters. If the annual report and accounts states that the company has no such policies and procedures, the Board should provide reasons for their absence.

         2.3 Include information, where appropriate using Key Performance Indicators (KPIs), about the extent to which the company has complied with its policies and procedures for managing material risks arising from ESG matters and about the role of the Board in providing oversight.

         2.4 Where performance falls short of the objectives, describe the measures the Board has taken to put it back on track.


         2.5 Describe the procedures for verification of ESG disclosures. The verification procedure should be such as to achieve a reasonable level of credibility.

         With regard to the Board, the company should state in its remuneration report:

         3.1 Whether the remuneration committee is able to consider corporate performance on ESG issues when setting remuneration of executive directors. If the report states that the committee has no such discretion, then a reason should be provided for its absence.

         3.2 Whether the remuneration committee has ensured that the incentive structure for senior management does not raise ESG risks by inadvertently motivating irresponsible behaviour.



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         Where we judge that a company has not disclosed sufficient information on ESG issues, we may vote against the report and accounts.

4.4      ADDITIONAL DISCLOSURE ON CORPORATE RESPONSIBILITY

         ESG disclosure in the annual report will inevitably be relatively concise. In the case of many if not most companies it will be of great value to Henderson for fuller information to be provided in free-standing reports. Fuller reporting will also enable other stakeholders with a legitimate interest in the company to make an informed assessment of how the company is discharging its responsibilities towards them.

         It is important that information should wherever possible be comparable with that disclosed by other companies, particularly peers in a sector, in order to be of greatest value to us. While many jurisdictions lack legally binding ESG disclosure standards or indeed universally accepted voluntary standards, nonetheless, the voluntary standards produced by a number of bodies command considerable legitimacy.

         Henderson believes the Global Reporting Initiative (GRI) is the leading global standard for voluntary CR reporting.(19) It has the support of a wide range of companies, non-governmental organisations, international agencies and national governments. The GRI approach is similar to that of the UK Combined Code in that it sets out a range of issues and reporting indicators and asks companies to 'comply or explain', making their own judgements as to the relevance of individual issues. Companies can thus adapt the approach to their own particular circumstances. Nonetheless, we recognise that full GRI reporting is complex and that companies will need to develop their reporting capacity over time. Companies will also need to ensure consistency between any legal requirements for CR reporting and disclosure based on GRI.

         Henderson commends the Global Reporting Initiative guidelines and encourages companies to work towards reporting in full accordance with them.

         We also encourage companies to take part in sector and issue-specific disclosure initiatives, such as the Carbon Disclosure Project(20) and the framework set out in the Investor Statement on Pharmaceutical Companies and the Public Health Crisis in Emerging Markets.(21)

5.       POLICY IMPLEMENTATION

5.1      ENGAGEMENT AND ANALYSIS

         Henderson's fund managers, sector analysts, and corporate responsibility and corporate governance personnel maintain regular dialogue with companies. This dialogue allows us to monitor the development of companies' business, including areas such as overall strategy, business planning and delivery of objectives, capital structure, proposed acquisitions or disposals, corporate responsibility and corporate governance. In addition,


------------
(19)     www.globalreporting.org
(20)     www.cdproject.net
(21)     www.henderson.com/sri



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         we frequently engage with stakeholders such as NGOs, trade unions and other groups, to enhance our own views on company performance. Our analysis on corporate governance and corporate responsibility is fed into our overall investment process. Analysis is shared on internal IT systems and frequent discussion takes place between governance, CR and sector analysts and fund managers.

         We also undertake and commission bespoke corporate governance and corporate responsibility research focusing on specific themes and sectors.

         We take an active approach to making our views clear to companies and seeking improvements where we believe there are shortcomings in performance, or a company has failed to apply appropriate standards, or to provide adequate disclosure. We will continue our dialogue with the company over an extended period if necessary. If we are unable to resolve the matter through this dialogue, we may work with other institutional investors to put our concerns to the company jointly. We also have the option of using the voting rights held on behalf of clients to impress upon management the need for change or ultimately to support a takeover.

5.2.     VOTING

         We exercise voting rights on behalf of clients at meetings of all UK companies in which we have a holding. Outside of the UK, we vote according to client and fund manager priorities. We will not support board proposals which, in our view, are not in the best interests of shareholders. Where we have taken a decision not to support a management proposal we will, where practicable, seek to raise the issues with the company prior to voting.

         It is sometimes not possible to express disapproval of management action or policy by voting on a related resolution. In such cases, we may express our disapproval by not supporting the report and accounts. In such circumstances, we place particular emphasis on having a dialogue with the company to familiarise them with our reasons.

5.3      STOCK LENDING

         Stock lending makes an important contribution to market liquidity and provides additional investment returns for our clients. However, stock lending also has important implications for corporate governance policy as voting rights are transferred with any stock that is lent. We maintain the right to recall lent stock for voting purposes.

5.4      SHARE BLOCKING AND OTHER RESTRICTIONS ON VOTING

         In a number of markets in which Henderson invests, shares must be suspended from trading ('blocked') for a specified period before general meetings if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in a client's interest. In other markets, casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, Henderson will vote only in exceptional circumstances.



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6.       SYSTEMS AND PROCEDURES

6.1.     RESPONSIBLE INVESTMENT COMMITTEE

         Henderson has a standing Responsible Investment Committee which is responsible for overseeing and reviewing the implementation of the Responsible Investment Policy and any other related corporate governance and responsible investment matter within Henderson that may arise. The Committee is composed of representatives of the various fund management teams within Henderson, corporate responsibility personnel and corporate governance personnel.

6.2.     PROXY VOTING RESPONSIBILITIES

         Day-to-day responsibility for overseeing voting decisions lies with the Corporate Governance Manager. Voting decisions are made in close consultation with fund managers and analysts. Ultimate voting authority rests with individual portfolio managers, who are responsible for ensuring that votes are exercised in the best interests of fund beneficiaries.

6.3.     PROXY ADVISORY AND CORPORATE RESPONSIBILITY RESEARCH SERVICES

         To assist us in assessing the corporate governance of investee companies we subscribe to ISS (a corporate governance adviser owned by Risk Metrics). Our voting decisions are implemented electronically via the ISS Votex system.

         To assist us in assessing companies' management of corporate responsibility issues we purchase specialist research from a variety of sources.

6.4.     CONFLICTS OF INTEREST

         Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

         Where a conflict of interest arises, the matter will be referred to the Head of Equities by the Director of Company and Broker Relationships. The Head of Equities will convene a group comprising the Director of Company and Broker Relationships and other members of staff as appropriate. The Head of Equities will make our final engagement and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.

6.5.     CONFLICTS OF INTEREST IN RELATION TO HENDERSON GROUP

         When evaluating corporate governance and voting issues in relation to Henderson Group, our parent company, the overriding principle is the fiduciary duty we owe to our



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         clients. In order to ensure protection of our clients' interests, our policy will apply in the same way to Henderson Group as to all other companies.

6.6.     AUDIT TRAIL AND REPORTING

         We keep electronic records of all our engagement, voting and other corporate governance activities

         o Notes of meetings and other substantive contacts on corporate governance and corporate responsibility issues are logged on internal systems

         o Notes on the rationale for voting decisions are logged on internal systems

         These systems are used as the basis for our reporting to clients.

6.7.     EVALUATION OF EFFECTIVENESS

         We keep our CG and CR work under constant review to evaluate its effectiveness in influencing companies and generating analysis of value to our investment decision-making.

6.8      PUBLIC DISCLOSURE

         We publish information on our voting record on our website: www.henderson.com. Information on our engagement work and our analysis of specific CG and CR issues is also available on our website.

         For further information on Henderson's responsible investment work, please contact Antony Marsden, Corporate Governance Manager, antony.marsden@henderson.com.



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--------------------------------------------------------------------------------
Henderson Global Investors is the name under which Henderson Global Investors Limited, Henderson Fund Management plc, Henderson Administration Limited, Henderson Investment Funds Limited, Henderson Investment Management Limited and Henderson Alternative Investment Advisor Limited (each authorised and regulated by the Financial Services Authority and of 4 Broadgate, London EC2M 2DA) provide investment products and services.
--------------------------------------------------------------------------------

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its distribution form the basis of, or be relied on in connection with, any contract for the same.

Please remember that past performance is not a guide to future performance. The value of an investment and the income from it can fall as well as rise as a result of market and currency fluctuations and you may not get back the amount originally invested. Tax assumptions may change if the law changes and the value of tax relief will depend upon individual circumstances.

Henderson Global Investors is the name under which Henderson Global Investors Limited, Henderson Fund Management plc, Henderson Administration Limited, Henderson Investment Funds Limited, Henderson Investment Management Limited and Henderson Alternative Investment Advisor Limited (each authorised and regulated by the Financial Services Authority and of 4 Broadgate, London EC2M 2DA) provide investment products and services. We may record telephone calls for our mutual protection and to improve customer service.



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                                                                      APPENDIX B


INTERNATIONAL RESPONSIBLE INVESTMENT POLICY

Monitoring and taking action on financial performance, corporate governance and corporate responsibility

PROXY VOTING POLICIES AND PROCEDURES

A.       PRINCIPLES(22)

1.       BACKGROUND

Henderson Global Investors believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out Henderson's approach to corporate governance, corporate responsibility and proxy voting for non-UK companies.

2.       CORPORATE OBJECTIVE

The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders

3.       DISCLOSURE AND TRANSPARENCY

Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(23)

4.       BOARDS OF DIRECTORS

Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply :

1. Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and


------------
(22) These Principles are based on the Organisation for Economic Co-operation and Development (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).
(23)     For further discussion of corporate responsibility see section 9.


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

         corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

2. Monitoring the effectiveness of the company's governance practices and making changes as needed.

3. Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

4. Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

5. Ensuring a formal and transparent board nomination and election process.

6. Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

7. Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

8.       Overseeing the process of disclosure and communications.

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

5.       SHAREHOLDER RIGHTS

All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.


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

Shareholders should be given sufficient information about all proposals, sufficiently early, to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution.

6.       AUDIT AND INTERNAL CONTROL

Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

7.       REMUNERATION

Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

8.       CORPORATE RESPONSIBILITY

8.1      Definition

Henderson believes that good management of a range of responsibilities that companies have towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

o economic responsibilities to shareholders and to behave fairly and legally in the marketplace, towards consumers, suppliers and competitors;

o        responsibilities to minimise and manage environmental impacts;

o        responsibilities towards employees; and

o        responsibilities to the wider community.


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8.2      Corporate responsibility standards

Companies should adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(24) the UN Universal Declaration of Human Rights and the related covenants and conventions(25); International Labour Organisation conventions on labour standards(26); the OECD Guidelines for Multinational Enterprises(27).

The Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(28), developed by the UN Commission on Human Rights, also provide a useful broad framework.

8.3      Disclosure on corporate responsibility

8.3.1    Annual Report

COMPANIES SHOULD DISCLOSE IN THEIR ANNUAL REPORT HOW THEY ARE MANAGING KEY RISKS AND OPPORTUNITIES LINKED TO SOCIAL, ENVIRONMENTAL AND ETHICAL ISSUES.

8.3.2    ADDITIONAL DISCLOSURES: GLOBAL REPORTING INITIATIVE

Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period; and its capability in relation to the issues.

HENDERSON BELIEVES THE GLOBAL REPORTING INITIATIVE (GRI) IS THE LEADING GLOBAL STANDARD FOR VOLUNTARY CORPORATE RESPONSIBILITY REPORTING.(29) IT HAS THE SUPPORT OF A WIDE RANGE OF COMPANIES, NON-GOVERNMENTAL ORGANISATIONS, INTERNATIONAL AGENCIES AND NATIONAL GOVERNMENTS. THE GRI APPROACH IS SIMILAR TO THAT OF MANY MARKET-BASED CORPORATE GOVERNANCE CODES IN THAT IT SETS OUT A RANGE OF ISSUES AND REPORTING INDICATORS AND ASKS COMPANIES TO 'COMPLY OR EXPLAIN', MAKING THEIR OWN JUDGEMENTS AS TO THE RELEVANCE OF INDIVIDUAL ISSUES. COMPANIES CAN THUS ADAPT THE APPROACH TO THEIR OWN PARTICULAR CIRCUMSTANCES.

HENDERSON COMMENDS THE GLOBAL REPORTING INITIATIVE GUIDELINES AND ENCOURAGES COMPANIES TO WORK TOWARDS REPORTING IN FULL ACCORDANCE WITH THEM.


------------
(24)     www.unglobalcompact.org
(25)     www.unhchr.ch/html/intlinst.htm
(26)     http://www.ilo.org/public/english/standards/norm/index.htm
(27)     http://www.oecd.org/document/28/0,2340,en_2649_34889_
         2397532_1_1_1_1,00.html
(28) Prepared by a working group of the UN Commission on Human Rights and available at:
         http://www.unhchr.ch/Huridocda/Huridoca.nsf/0/13e40a9bc4e3be3fc
         1256912003c5797/$FILE/G0013866.pdf
(29)     http://www.globalreporting.org/guidelines/2002.asp



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B.       Proxy Voting Policies

IN THE LIGHT OF THE PRINCIPLES ELABORATED ABOVE, HENDERSON HAS ADOPTED PROXY VOTING GUIDELINES AND PROCEDURES. THE PROXY VOTING GUIDELINES, REPRESENT HOW HENDERSON WILL GENERALLY VOTE ON CERTAIN MATTERS. THESE GUIDELINES ARE DERIVED FROM INSTITUTIONAL SHAREHOLDER SERVICES' (ISS) GLOBAL POLICY. ISS PROVIDES PROXY VOTING RESEARCH AND VOTE EXECUTION SERVICES TO HENDERSON. OUR VOTING DECISIONS ARE MADE AS A RESULT OF CONSULTATION BETWEEN CORPORATE GOVERNANCE SPECIALISTS, FUND MANAGERS AND ANALYSTS WITHIN HENDERSON. OUR POLICY IS TO FOLLOW ISS VOTING RECOMMENDATIONS EXCEPT WHERE WE DO NOT CONSIDER THEM TO BE IN OUR CLIENTS' INTERESTS, FOR EXAMPLE BECAUSE THEY DO NOT TAKE SUFFICIENT ACCOUNT OF LOCAL PRACTICE AS WELL AS THE COMPANY'S PARTICULAR CIRCUMSTANCES.

Global Proxy Voting Guidelines

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

         o there are concerns about the accounts presented or audit procedures used; or

         o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

         o there are serious concerns about the accounts presented or the audit procedures used;

         o        the auditors are being changed without explanation; or

         o non audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

         o there are serious concerns about the statutory reports presented or the audit procedures used;

         o questions exist concerning any of the statutory auditors being appointed; or

         o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

         o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

         o the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.


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Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

         o        Adequate disclosure has not been provided in a timely manner;

         o There are clear concerns over questionable finances or restatements;

         o There have been questionable transactions with conflicts of interest;

         o There are any records of abuses against minority shareholder interests; and

         o the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labour representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.


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Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

         o there are serious questions about actions of the board or management for the year in question; or

         o legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with pre-emptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without pre-emptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without pre-emptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

         o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

         o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.


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Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.


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Share Repurchase Plans

Vote FOR share repurchase plans, unless:

         o        clear evidence of past abuse of the authority is available; or

         o        the plan contains no safeguards against selective buybacks.

Re-issuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions Vote FOR mergers and acquisitions, unless:

         o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

         o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Anti-takeover Mechanisms

Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.


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Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Proxy Voting Procedures

3.       RESPONSIBILITIES


Day-to-day responsibility for voting decisions lies with the Corporate Governance Manager. Voting decisions are made in close consultation with fund managers and analysts. If agreement cannot be reached by staff at this level, a decision is made by the Head of Equities. In these circumstances the rationale for the decision is recorded in writing.

4.       SHARE BLOCKING AND OTHER RESTRICTIONS ON VOTING

In a number of markets in which Henderson invests, shares must be suspended from trading ('blocked') for a specified period before general meetings if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, Henderson will vote only in exceptional circumstances.

3.       STOCK LENDING

Stock lending makes an important contribution to market liquidity, and also provides additional investment returns for our clients. However, stock lending also has important implications for corporate governance policy as voting rights are transferred with any stock that is lent. We maintain the right to recall lent stock for voting purposes.

4.       CONFLICTS OF INTEREST

Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

Where a conflict of interest arises, the matter will be referred to the Head of Equities by the Corporate Governance Manager. The Head of Equities will convene a group comprising the Corporate Governance Manager and other members of staff as appropriate. The Head of Equities will make our final engagement, activism and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.

4.1. Conflicts of Interests in relation to Henderson Group

When evaluating corporate governance and voting issues in relation to Henderson Group, our parent company, the overriding principle is the fiduciary duty we owe to our clients. In order to ensure protection of our clients' interests, our policy will apply in the same way to Henderson Group as to all other companies.


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--------------------------------------------------------------------------------
HENDERSON GLOBAL INVESTORS IS THE NAME UNDER WHICH HENDERSON GLOBAL INVESTORS LIMITED, HENDERSON FUND MANAGEMENT PLC, HENDERSON ADMINISTRATION LIMITED, HENDERSON INVESTMENT FUNDS LIMITED, HENDERSON INVESTMENT MANAGEMENT LIMITED AND HENDERSON ALTERNATIVE INVESTMENT ADVISOR LIMITED (EACH AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY AND OF 20 BISHOPSGATE, LONDON EC2M 2DA) PROVIDE INVESTMENT PRODUCTS AND SERVICES. WE MAY RECORD TELEPHONE CALLS FOR OUR MUTUAL PROTECTION AND TO IMPROVE CUSTOMER SERVICE.
--------------------------------------------------------------------------------




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                                                                      APPENDIX C

HIML US PROXY VOTING GUIDELINES

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent,

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

         o        Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held


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each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

                             2. BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

         o        Composition of the board and key board committees;

         o        Attendance at board and committee meetings;

         o        Corporate governance provisions and takeover activity;

         o        Disclosures under Section 404 of Sarbanes-Oxley Act;

         o Long-term company performance relative to a market and peer index;

         o        Extent of the director's investment in the company;

         o        Existence of related party transactions;

         o        Whether the chairman is also serving as CEO;

         o        Whether a retired CEO sits on the board;

         o        Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

         o        Sit on more than six public company boards;

         o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

         o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

         o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

         o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

         o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

         o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

         o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

         o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.


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

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

         o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

         o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

         o        The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

         o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

         o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

         o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

         o The company fails to submit one-time transfers of stock options to a shareholder vote;

         o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

         o The company has poor compensation practices, which include, but are not limited to:
                  - EGREGIOUS EMPLOYMENT CONTRACTS INCLUDING EXCESSIVE SEVERANCE PROVISIONS;
                  -        EXCESSIVE PERKS THAT DOMINATE COMPENSATION;
                  -        HUGE BONUS PAYOUTS WITHOUT JUSTIFIABLE PERFORMANCE
                           LINKAGE;
                  - PERFORMANCE METRICS THAT ARE CHANGED DURING THE PERFORMANCE PERIOD;
                  - EGREGIOUS SERP (SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS) PAYOUTS;
                  -        NEW CEO WITH OVERLY GENEROUS NEW HIRE PACKAGE;
                  -        INTERNAL PAY DISPARITY;
                  - OTHER EXCESSIVE COMPENSATION PAYOUTS OR POOR PAY PRACTICES AT THE COMPANY.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.


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Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

VOTE CASE-BY-CASE ON PROPOSALS TO RESTORE OR PERMIT CUMULATIVE VOTING. IF ONE OF THESE THREE STRUCTURES IS PRESENT, VOTE AGAINST THE PROPOSAL:

         o        THE PRESENCE OF A MAJORITY THRESHOLD VOTING STANDARD;

         o A PROXY ACCESS PROVISION IN THE COMPANY'S BYLAWS OR GOVERNANCE DOCUMENTS; OR

         o A COUNTERBALANCING GOVERNANCE STRUCTURE COUPLED WITH ACCEPTABLE RELATIVE PERFORMANCE.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

         o        Annually elected board;

         o        Two-thirds of the board composed of independent directors;

         o        Nominating committee composed solely of independent directors;

         o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

         o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

         o Absence of superior voting rights for one or more classes of stock;

         o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

         o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

         o NO DIRECTOR RECEIVED WITHHOLD VOTES OF 35% OR MORE OF THE VOTES CAST IN THE PREVIOUS ELECTION.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

         o        If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.


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Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

         o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
                  - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
                  - Serves as liaison between the chairman and the independent directors,
                  -        Approves information sent to the board,
                  -        Approves meeting agendas for the board,
                  - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
                  - Has the authority to call meetings of the independent directors,
                  - If requested by major shareholders, ensures that he is available for consultation and direct communication;

         o        Two-thirds independent board;

         o        All-independent key committees;

         o        Established governance guidelines;

         o        The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the


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company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

         o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

         o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

         o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

         o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

         o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

         o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

         o Effectively disclosed information with respect to this structure to its shareholders;

         o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

         o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card.


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Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

                                3. PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

         o Long-term financial performance of the target company relative to its industry;

         o        Management's track record;

         o        Background to the proxy contest;

         o        Qualifications of director nominees (both slates);

         o Strategic plan of dissident slate and quality of critique against management;

         o Likelihood that the proposed goals and objectives can be achieved (both slates);

         o        Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

               4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.


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Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

         o        Shareholders have approved the adoption of the plan; or

         o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

         o        No lower than a 20% trigger, flip-in or flip-over;

         o        A term of no more than three years;

         o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

         o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings



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                                OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

         o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

         o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

         o        Strategic rationale - Does the deal make sense strategically?
                  From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

         o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

         o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

         o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

         o        Purchase price;

         o        Fairness opinion;

         o        Financial and strategic benefits;

         o        How the deal was negotiated;

         o        Conflicts of interest;

         o        Other alternatives for the business;

         o        Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

         o        Impact on the balance sheet/working capital;


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         o        Potential elimination of diseconomies;

         o        Anticipated financial and operating benefits;

         o        Anticipated use of funds;

         o        Value received for the asset;

         o        Fairness opinion;

         o        How the deal was negotiated;

         o        Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

         o        Dilution to existing shareholders' position;

         o        Terms of the offer;

         o        Financial issues;

         o        Management's efforts to pursue other alternatives;

         o        Control issues;

         o        Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

         o        The reasons for the change;

         o        Any financial or tax benefits;

         o        Regulatory benefits;

         o        Increases in capital structure;

         o Changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

         o        Adverse changes in shareholder rights.


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Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

         Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

         o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

         o        Cash-out value;

         o Whether the interests of continuing and cashed-out shareholders are balanced; and

         o        The market reaction to public announcement of transaction.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

         o        Percentage of assets/business contributed;

         o        Percentage ownership;

         o        Financial and strategic benefits;

         o        Governance structure;

         o        Conflicts of interest;

         o        Other alternatives;

         o        Noncompletion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

         o        Management's efforts to pursue other alternatives;

         o        Appraisal value of assets; and

         o        The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

         o        Dilution to existing shareholders' position;

         o        Terms of the offer;

         o        Financial issues;

         o        Management's efforts to pursue other alternatives;

         o        Control issues;

         o        Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.


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Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

         o        Tax and regulatory advantages;

         o        Planned use of the sale proceeds;

         o        Valuation of spinoff;

         o        Fairness opinion;

         o        Benefits to the parent company;

         o        Conflicts of interest;

         o        Managerial incentives;

         o        Corporate governance changes;

         o        Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

         o        Prolonged poor performance with no turnaround in sight;

         o        Signs of entrenched board and management;

         o        Strategic plan in place for improving value;

         o Likelihood of receiving reasonable value in a sale or dissolution; and

         o Whether company is actively exploring its strategic options, including retaining a financial advisor.

                            6. STATE OF INCORPORATION

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.


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Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.


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State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

                              7. CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

         o        Rationale;

         o Good performance with respect to peers and index on a five-year total shareholder return basis;

         o        Absence of non-shareholder approved poison pill;

         o        Reasonable equity compensation burn rate;

         o        No non-shareholder approved pay plans; and

         o        Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders;

         o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.


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Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

         o        More simplified capital structure;

         o        Enhanced liquidity;

         o        Fairness of conversion terms;

         o        Impact on voting power and dividends;

         o        Reasons for the reclassification;

         o        Conflicts of interest; and

         o        Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.


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

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

         o        Adverse governance changes;

         o        Excessive increases in authorized capital stock;

         o        Unfair method of distribution;

         o        Diminution of voting rights;

         o        Adverse conversion features;

         o        Negative impact on stock option plans; and

         o        Alternatives such as spin-off.

                     8. EXECUTIVE AND DIRECTOR COMPENSATION
                            EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

         o        The total cost of the company's equity plans is unreasonable;

         o The plan expressly permits the repricing of stock options without prior shareholder approval;

         o There is a disconnect between CEO pay and the company's performance;

         o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

         o        The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect

Generally vote AGAINST plans in which:

         o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

         o the main source of the pay increase (over half) is equity-based, and

         o        the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

         o The compensation committee has reviewed all components of the CEO's compensation, including the following:
                  -        Base salary, bonus, long-term incentives;
                  - Accumulative realized and unrealized stock option and restricted stock gains;
                  - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
                  - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
                  - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

         o A tally sheet with all the above components should be disclosed for the following termination scenarios:
                  -        Payment if termination occurs within 12 months:
                           $_____;
                  - Payment if "not for cause" termination occurs within 12 months: $_____;
                  - Payment if "change of control" termination occurs within 12 months: $_____.

         o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

         o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(30) or performance-accelerated grants.(31) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

         o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

------------
(30) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(31) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

2006 PROXY SEASON BURN RATE TABLE

                                                RUSSELL 3000                        NON-RUSSELL 3000
                                               ----------------------------------- ----------------------------------
                                                            STANDARD    MEAN+STD                STANDARD    MEAN+STD
   GICS      DESCRIPTIONS                        MEAN       DEVIATION   EV           MEAN       DEVIATION   EV
---------------------------------------------------------------------------------- ----------------------------------
   1010    Energy                                1.53%      0.96%       2.50%        2.03%     2.53%       4.56%
---------------------------------------------------------------------------------- ----------------------------------
   1510    Materials                             1.37%      0.74%       2.11%        2.15%     2.01%       4.16%
---------------------------------------------------------------------------------- ----------------------------------
   2010    Capital Goods                         1.84%      1.09%       2.93%        2.74%     2.63%       5.37%
---------------------------------------------------------------------------------- ----------------------------------
   2020    Commercial Services & Supplies        2.73%      1.60%       4.33%        3.43%     4.18%       7.61%
---------------------------------------------------------------------------------- ----------------------------------
   2030    Transportation                        1.76%      1.71%       3.47%        2.18%     2.12%       4.30%
---------------------------------------------------------------------------------- ----------------------------------
   2510    Automobiles & Components              1.97%      1.27%       3.24%        2.23%     2.29%       4.51%
---------------------------------------------------------------------------------- ----------------------------------
   2520    Consumer Durables & Apparel           2.04%      1.22%       3.26%        2.86%     2.48%       5.35%
---------------------------------------------------------------------------------- ----------------------------------
   2530    Hotels Restaurants & Leisure          2.22%      1.09%       3.31%        2.71%     2.46%       5.17%
---------------------------------------------------------------------------------- ----------------------------------
   2540    Media                                 2.14%      1.24%       3.38%        3.26%     2.52%       5.77%
---------------------------------------------------------------------------------- ----------------------------------
   2550    Retailing                             2.54%      1.59%       4.12%        4.01%     4.03%       8.03%
---------------------------------------------------------------------------------- ----------------------------------
   3010,   Food & Staples Retailing              1.82%      1.31%       3.13%        2.20%     2.79%       4.99%
   3020,
   3030
---------------------------------------------------------------------------------- ----------------------------------
   3510    Health Care Equipment & Services      3.20%      1.71%       4.91%        4.33%     3.20%       7.53%
---------------------------------------------------------------------------------- ----------------------------------
   3520    Pharmaceuticals & Biotechnology       3.70%      1.87%       5.57%        5.41%     4.74%      10.15%
---------------------------------------------------------------------------------- ----------------------------------
   4010    Banks                                 1.46%      1.00%       2.46%        1.38%     1.42%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4020    Diversified Financials                3.00%      2.28%       5.28%        4.46%     4.01%       8.47%
---------------------------------------------------------------------------------- ----------------------------------
   4030    Insurance                             1.52%      1.04%       2.56%        2.25%     2.85%       5.10%
---------------------------------------------------------------------------------- ----------------------------------
   4040    Real Estate                           1.30%      1.01%       2.31%        1.12%     1.67%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4510    Software & Services                   5.02%      2.98%       8.00%        6.92%     6.05%      12.97%
---------------------------------------------------------------------------------- ----------------------------------
   4520    Technology Hardware & Equipment       3.64%      2.48%       6.11%        4.73%     4.02%       8.75%
---------------------------------------------------------------------------------- ----------------------------------
   4530    Semiconductors & Semiconductor
           Equip.                                4.81%      2.86%       7.67%        5.01%     3.06%       8.07%
---------------------------------------------------------------------------------- ----------------------------------
   5010    Telecommunication Services            2.31%      1.61%       3.92%        3.70%     3.41%       7.11%
---------------------------------------------------------------------------------- ----------------------------------
   5510    Utilities                             0.94%      0.62%       1.56%        2.11%     4.13%       6.24%
---------------------------------------------------------------------------------- ----------------------------------

         For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

---------------------------------- ------------------------------- ------------------------------------------------
CHARACTERISTICS                    Annual Stock Price Volatility                       PREMIUM
---------------------------------- ------------------------------- ------------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------

Poor Pay Practices

VOTE AGAINST EQUITY PLANS IF THE PLAN IS A VEHICLE FOR POOR COMPENSATION PRACTICES.

WITHOLD FROM COMPENSATION COMMITTEE MEMBERS IF THE COMPANY HAS POOR COMPENSATION PRACTICES.

POOR COMPENSATION PRACTICES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

         o EGREGIOUS EMPLOYMENT CONTRACTS INCLUDING EXCESSIVE SEVERANCE PROVISIONS;

         o        EXCESSIVE PERKS THAT DOMINATE COMPENSATION;

         o        HUGE BONUS PAYOUTS WITHOUT JUSTIFIABLE PERFORMANCE LINKAGE;

         o        PERFORMANCE METRICS THAT ARE CHANGED DURING THE PERFORMANCE
                  PERIOD;

         o        EGREGIOUS SERP (SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS)
                  PAYOUTS;

         o        NEW CEO WITH OVERLY GENEROUS HIRING PACKAGE;

         o        INTERNAL PAY DISPARITY;

         o OTHER EXCESSIVE COMPENSATION PAYOUTS OR POOR PAY PRACTICES AT THE COMPANY.

      SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

Dividend Equivalent Rights

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling  Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

                    OTHER COMPENSATION PROPOSALS AND POLICIES

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

         o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

         o        Vesting schedule or mandatory holding/deferral period:
                  - A minimum vesting of three years for stock options or restricted stock; or
                  - Deferred stock payable at the end of a three-year deferral period.

         o        Mix between cash and equity:
                  -        A balanced mix of cash and equity, for example 40%
                           cash/60% equity or 50% cash/50% equity; or
                  -        If the mix is heavier on the equity component, the
                           vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

         o No retirement/benefits and perquisites provided to non-employee directors; and

         o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

------------------------------------- ----------------------------------- -----------------------------------
             COMPONENT                      AMOUNT EARNED/GRANTED                    DESCRIPTION
------------------------------------- ----------------------------------- -----------------------------------
Base Salary                           Current figure                      Explanation of any increase in
                                                                          base salary
------------------------------------- ----------------------------------- -----------------------------------
Annual Incentive                      Target:                             Explanation of specific
                                      Actual earned:                      performance measures and actual
                                                                          deliverables.

                                                                          State amount tied to actual
                                                                          performance.

                                                                          State any discretionary bonus.
------------------------------------- ----------------------------------- -----------------------------------
Stock Options                         Number granted:                     Rationale for determining the
                                      Exercise price:                     number of stock options issued to
                                      Vesting:                            CEO.
                                      Grant value:

                                                                          Accumulated dividend equivalents
                                                                          (if any).
------------------------------------- ----------------------------------- -----------------------------------
Restricted Stock                      Number granted:                     Performance based or time based.
                                      Vesting:
                                      Grant value:                        Rationale for determining the
                                                                          number of restricted stock issued
                                                                          to CEO.

                                                                          Accumulated dividends on vested
                                                                          and unvested portion.
------------------------------------- ----------------------------------- -----------------------------------


                                      124

------------------------------------- ----------------------------------- -----------------------------------
             COMPONENT                      AMOUNT EARNED/GRANTED                    DESCRIPTION
------------------------------------- ----------------------------------- -----------------------------------
Performance Shares                    Minimum:                            Explanation of specific
                                      Target:                             performance measures and actual
                                      Maximum:                            deliverables.
                                      Actual earned:
                                      Grant value:                        Any dividends on unearned
                                                                          performance shares.
------------------------------------- ----------------------------------- -----------------------------------
Deferred compensation                 Executive portion:                  Provide structure and terms of
                                      Company match (if any):             program.

                                      Accumulated executive portion:      Explanation of interest,
                                      Accumulated company match (if       formulas, minimum guarantees or
                                      any):                               multipliers on deferred
                                                                          compensation.

                                                                          Any holding periods on the
                                                                          company match portion.

                                                                          Funding mechanism
------------------------------------- ----------------------------------- -----------------------------------
Supplemental retirement benefit       Actual projected payment            Provide structure and terms of
                                      obligations                         program.

                                                                          Explanation of formula,
                                                                          additional credits for years
                                                                          not worked, multipliers or
                                                                          interest on SERPs.

                                                                          Funding mechanism.
------------------------------------- ----------------------------------- -----------------------------------
Executive perquisites                 Breakdown of the market value of    The types of perquisites
                                      various perquisites                 provided. Examples: company
                                                                          aircraft, company cars, etc.
------------------------------------- ----------------------------------- -----------------------------------
Gross-ups (if any)                    Breakdown of gross-ups for any
                                      pay component
------------------------------------- ----------------------------------- -----------------------------------
Severance associated with             Estimated payout amounts for        Single trigger or double trigger.
change-in-control                     cash, equity and benefits
------------------------------------- ----------------------------------- -----------------------------------
Severance (Termination scenario       Estimated payout amounts for
under "for cause" and "not for        cash, equity and benefits under
cause")                               different scenarios
------------------------------------- ----------------------------------- -----------------------------------
Post retirement package               Estimated value of consulting
                                      agreement and continuation of
                                      benefits
------------------------------------- ----------------------------------- -----------------------------------
ESTIMATED TOTAL PACKAGE               $
------------------------------------- ----------------------------------- -----------------------------------

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

         o        Purchase price is at least 85 percent of fair market value;

         o        Offering period is 27 months or less; and

         o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

         o        Purchase price is less than 85 percent of fair market value;
                  or

         o        Offering period is greater than 27 months; or

         o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

         o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

         o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

         o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

         o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

         o        Historic trading patterns;

         o        Rationale for the repricing;

         o        Value-for-value exchange;

         o        Treatment of surrendered options;

         o        Option vesting;

         o        Term of the option;

         o        Exercise price;

         o        Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

         o Executive officers and non-employee directors are excluded from participating;

         o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

         o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

                      SHAREHOLDER PROPOSALS ON COMPENSATION

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

         o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

         o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

         o The triggering mechanism should be beyond the control of management;

         o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

         o        Change-in-control payments should be double-triggered, i.e.,
                  (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

                           9. CORPORATE RESPONSIBILITY
                        CONSUMER ISSUES AND PUBLIC SAFETY
Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

         o The company is conducting animal testing programs that are unnecessary or not required by regulation;

         o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

         o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

         o The company has already published a set of animal welfare standards and monitors compliance;

         o The company's standards are comparable to or better than those of peer firms; and

         o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

         o        The existing level of disclosure on pricing policies;

         o        Deviation from established industry pricing norms;

         o The company's existing initiatives to provide its products to needy consumers;

         o Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.


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Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

         o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

         o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

         o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

         o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

         o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

         o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

         o The company's existing healthcare policies, including benefits and healthcare access for local workers;

         o Company donations to healthcare providers operating in the region.


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Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

         o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

         o Whether the company has adequately disclosed the financial risks of its subprime business;

         o Whether the company has been subject to violations of lending laws or serious lending controversies;

         o        Peer companies' policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

         o Whether the company complies with all local ordinances and regulations;

         o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

         o        The risk of any health-related liabilities.

Advertising to youth:

         o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

         o Whether the company has gone as far as peers in restricting advertising;

         o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

         o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

         o        The percentage of the company's business affected;

         o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

         o        The percentage of the company's business affected;

         o        The feasibility of a spin-off;

         o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.


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Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

         o Current regulations in the markets in which the company operates;

         o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

         o        The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

                             ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

         o New legislation is adopted allowing development and drilling in the ANWR region;

         o        The company intends to pursue operations in the ANWR; and

         o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

         o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

         o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

         o Environmentally conscious practices of peer companies, including endorsement of CERES;

         o        Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

         o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

         o        The company does not directly source from CAFOs.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

         o The feasibility of financially quantifying environmental risk factors;


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         o        The company's compliance with applicable legislation and/or regulations regarding environmental performance;

         o        The costs associated with implementing improved standards;

         o The potential costs associated with remediation resulting from poor environmental performance; and

         o The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

         o The company does not maintain operations in Kyoto signatory markets;

         o The company already evaluates and substantially discloses such information; or,

         o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

         o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

         o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

         o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

         o The company does not currently have operations or plans to develop operations in these protected regions; or,


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         o        The company provides disclosure on its operations and
                  environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

         o The nature of the company's business and the percentage affected;

         o        The extent that peer companies are recycling;

         o        The timetable prescribed by the proposal;

         o        The costs and methods of implementation;

         o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

         o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

         o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         o The company is in compliance with laws governing corporate political activities; and

         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

         o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

         o The public availability of a policy on political contributions.


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Vote AGAINST proposals barring the company from making political contributions.
Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         o        The relevance of the issue to be linked to pay;

         o The degree that social performance is already included in the company's pay structure and disclosed;

         o The degree that social performance is used by peer companies in setting pay;

         o Violations or complaints filed against the company relating to the particular social performance measure;

         o Artificial limits sought by the proposal, such as freezing or capping executive pay

         o        Independence of the compensation committee;

         o        Current company pay levels.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: o Risks associated with certain international markets; o The utility of such a report to shareholders; o The existence of a publicly available code of corporate conduct that applies to international operations.

                        LABOR STANDARDS AND HUMAN RIGHTS
China Principles
Vote AGAINST proposals to implement the China Principles unless:

         o There are serious controversies surrounding the company's China operations; and

         o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         o        The nature and amount of company business in that country;


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         o        The company's workplace code of conduct;

         o        Proprietary and confidential information involved;

         o Company compliance with U.S. regulations on investing in the country;

         o        Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

         o Agreements with foreign suppliers to meet certain workplace standards;

         o        Whether company and vendor facilities are monitored and how;

         o        Company participation in fair labor organizations;

         o        Type of business;

         o        Proportion of business conducted overseas;

         o        Countries of operation with known human rights abuses;

         o Whether the company has been recently involved in significant labor and human rights controversies or violations;

         o        Peer company standards and practices;

         o        Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

         o The company does not operate in countries with significant human rights violations;

         o The company has no recent human rights controversies or violations; or

         o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

         o Company compliance with or violations of the Fair Employment Act of 1989;

         o Company antidiscrimination policies that already exceed the legal requirements;

         o        The cost and feasibility of adopting all nine principles;

         o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

         o        The potential for charges of reverse discrimination;

         o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

         o        The level of the company's investment in Northern Ireland;

         o        The number of company employees in Northern Ireland;

         o        The degree that industry peers have adopted the MacBride
                  Principles;

         o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.


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                                MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         o Whether the company has in the past manufactured landmine components;

         o        Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         o What weapons classifications the proponent views as cluster bombs;

         o Whether the company currently or in the past has manufactured cluster bombs or their components;

         o The percentage of revenue derived from cluster bomb manufacture;

         o        Whether the company's peers have renounced future production.

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

         o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

         o        Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         o        The information is already publicly available; or

         o The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:

         o The board composition is reasonably inclusive in relation to companies of similar size and business; or

         o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.


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Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

         o        The degree of board diversity;

         o        Comparison with peer companies;

         o        Established process for improving board diversity;

         o        Existence of independent nominating committee;

         o        Use of outside search firm;

         o        History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

         o        The company has well-documented equal opportunity programs;

         o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

         o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

         o The composition of senior management and the board is fairly inclusive;

         o The company has well-documented programs addressing diversity initiatives and leadership development;

         o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

         o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

                             10. MUTUAL FUND PROXIES

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

         o        Past performance as a closed-end fund;

         o        Market in which the fund invests;


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         o        Measures taken by the board to address the discount; and

         o Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

         o        Past performance relative to its peers;

         o        Market in which fund invests;

         o        Measures taken by the board to address the issues;

         o Past shareholder activism, board activity, and votes on related proposals;

         o        Strategy of the incumbents versus the dissidents;

         o        Independence of directors;

         o        Experience and skills of director candidates;

         o        Governance profile of the company;

         o        Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

         o        Proposed and current fee schedules;

         o        Fund category/investment objective;

         o        Performance benchmarks;

         o        Share price performance as compared with peers;

         o        Resulting fees relative to peers;

         o        Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

         o        Stated specific financing purpose;

         o        Possible dilution for common shares;

         o        Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

         o        Potential competitiveness;

         o        Regulatory developments;

         o        Current and potential returns; and

         o        Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

         o        The fund's target investments;


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         o        The reasons given by the fund for the change; and

         o        The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

         o        Political/economic changes in the target market;

         o        Consolidation in the target market; and

         o        Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

         o        Potential competitiveness;

         o        Current and potential returns;

         o        Risk of concentration;

         o        Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

         o        Strategies employed to salvage the company;

         o        The fund's past performance;

         o        The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

         o        The degree of change implied by the proposal;

         o        The efficiencies that could result;

         o        The state of incorporation;

         o        Regulatory standards and implications.

Vote AGAINST any of the following changes:

         o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

         o Removal of shareholder approval requirement for amendments to the new declaration of trust;

         o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

         o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

         o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

         o Removal of shareholder approval requirement to change the domicile of the fund.


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Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

         o        Regulations of both states;

         o        Required fundamental policies of both states;

         o        The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

         o Fees charged to comparably sized funds with similar objectives;

         o        The proposed distributor's reputation and past performance;

         o        The competitiveness of the fund in the industry;

         o        The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

         o        Resulting fee structure;

         o        Performance of both funds;

         o        Continuity of management personnel;

         o Changes in corporate governance and their impact on shareholder rights.

                     SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

         o        Performance of the fund's Net Asset Value (NAV);

         o        The fund's history of shareholder relations;

         o        The performance of other funds under the advisor's management.


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                                                                      APPENDIX D

                        ACKNOWLEDGEMENT AND CERTIFICATION


         I acknowledge that I have read the HIML Proxy Voting Principles and Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Head of Compliance and will continue to do so as matters arise. I have complied with all provisions of this Policy.

o                                       o
                                           -------------------------------------
                                                          Print Name
o
   -----------------------------------     -------------------------------------
                 Date                                     Signature



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                             HENDERSON US FOCUS FUND

                                    SERIES OF

                             HENDERSON GLOBAL FUNDS
                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 30, 2008

         Henderson Global Funds (the "Trust") is an open-end management investment company that currently consists of eleven portfolios. The Henderson US Focus Fund (the "Fund") is diversified. This Statement of Additional Information ("SAI") relates to the Class A, Class B and Class C shares of the Fund. The other series of the Trust are described in separate Statements of Additional Information. The Fund is managed by Henderson Global Investors (North America) Inc. (the "Adviser").

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated November 30, 2008 (the "Prospectus"). The financial statements for the Fund, including the notes thereto, at and for the period ended July 31, 2008, included in the Trust's annual report to shareholders are incorporated into this SAI by reference. The Prospectus and the annual and semi-annual reports of the Fund may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

                                TABLE OF CONTENTS

                                                                            Page


FUND HISTORY AND GENERAL INFORMATION...........................................1
INVESTMENT OBJECTIVES AND STRATEGIES...........................................1
FUND INVESTMENTS AND RELATED RISKS.............................................1
INVESTMENT RESTRICTIONS.......................................................21
PORTFOLIO TURNOVER............................................................22
MANAGEMENT OF THE FUND........................................................24
CONTROL PERSONS AND PRINCIPAL HOLDERS.........................................28
INVESTMENT ADVISORY AND OTHER SERVICES........................................28
BROKERAGE ALLOCATION..........................................................35
CAPITALIZATION AND VOTING RIGHTS..............................................37
PURCHASES AND REDEMPTION INFORMATION..........................................39
NET ASSET VALUE...............................................................42
FEDERAL INCOME TAX MATTERS....................................................43
REGISTRATION STATEMENT........................................................49
FINANCIAL STATEMENTS..........................................................50
APPENDIX A....................................................................51
APPENDIX B....................................................................54


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                      FUND HISTORY AND GENERAL INFORMATION


         The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of eleven portfolios, one of which is described in this SAI.



         Henderson Global Investors (North America) Inc. is the investment adviser. Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Adviser in its discretion might, but is not required to, use in managing the Fund's portfolio assets. For example, the Adviser may, in its discretion, at any time employ a given practice, technique or instrument for the Fund. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.


         Prior to November 30, 2006, the Fund was known as the Henderson U.S. Core Growth Fund.

                      INVESTMENT OBJECTIVES AND STRATEGIES

         The Fund has its own investment objective and policies, which are described in the Fund's Prospectus. Descriptions of the Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with the Fund's investment techniques, are set forth below.


         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation. The Adviser, subject to the oversight of the Board of Trustees, will monitor the percentage of illiquid securities held by the Fund.


                       FUND INVESTMENTS AND RELATED RISKS


         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion,

(ii) US banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and
(iv) foreign banks if the obligation is, in the Adviser's opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.


         BORROWING. The Fund may borrow money as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

         COMMERCIAL PAPER. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

         CONTRACTS FOR DIFFERENCE. A contract for difference ("CFD") is an agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract. When entering into a CFD, the Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position).

         CONVERTIBLE SECURITIES. The Fund may invest in corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed-income obligations that pay current income.

         DEBT SECURITIES. The Fund may invest in debt securities. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         Investment-Grade Debt Securities. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by the Adviser to be of comparable quality.

         High Yield Debt Securities. The Fund may invest in high yield debt securities. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, US economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio, adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objectives by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security. However, should any individual bond held by the Fund be downgraded below a rating of C, the Adviser currently intends to dispose of such bond based on then existing market conditions.

         Prices for high yield securities may be affected by legislative and regulatory developments. For example, federal rules may require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would further restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings. Such proposed legislation, if enacted, may significantly depress the prices of outstanding securities of this type.


         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.


         FOREIGN SECURITIES. The securities of foreign issuers in which the Fund may invest include non-US dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and related depository instruments, American Depositary Shares ("ADSs"), European Depositary Shares ("EDSs"), Global Depositary Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.


         Although the Adviser intends to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for US companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seek to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

         ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a US or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a US or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

         For the Fund, investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because the Fund may be invested in both US and foreign securities markets, changes in its share price may have a low correlation with movements in US markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of the Fund's investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund's assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the US dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the US dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the US dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While the Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by the Fund. Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of US government securities, foreign government securities, equity or fixed-income securities.

         The Adviser has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act ("CEA") with respect to the Fund and, therefore, is not subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by Commodity Future Trading Commission ("CFTC") regulations in effect from time to time and in accordance with the Fund's policies.


         The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund also could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

         A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Under normal circumstances, a futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price less any margin on deposit of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         Foreign Currency Futures Contracts and Related Options. The Fund may engage in foreign currency futures contracts and related options transactions in the same manner to that in which forward contracts or currencies will be utilized. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         For example, the Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "proxy" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A proxy currency's exchange rate movements parallel that of the primary currency. Proxy currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         The Fund will only enter into foreign currency futures contracts and options on futures which are standardized and traded on a US or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. The Fund will not enter into a foreign currency futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         Risks Associated with Futures and Related Options. Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

         Because there is a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on the underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.


         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States or the United Kingdom, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


         ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale ("restricted securities"). For example, restricted securities in the US may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").

         Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities in the US that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid. Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser will monitor such restricted securities subject to the oversight of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period.


         Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. Also, the Fund may be deemed to be an "underwriter" for the purposes of the 1933 Act when selling US restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


         The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. An asset generally would be considered liquid if it could be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the asset is valued by the Fund. This determination is made with respect to the Fund's ability to sell individual securities, not the Fund's entire portfolio position, i.e., the fact that the Fund may not be able to sell all of its holdings in a particular security within seven days does not necessarily mean the security must be treated as illiquid.


         It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

         This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-related and other asset-backed securities. Mortgage-backed and other asset-backed securities carry prepayment risks. Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments. Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund's total return. The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments. A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.

         OPTIONS ON SECURITIES. In an effort to enhance current return and/or to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

         A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a US exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counter-party.


         The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) on a closing purchase transaction or upon lapse are considered short-term capital gains (or losses) for federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income. See "Federal Income Tax Matters."


         The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term capital gain or loss for federal income tax purposes, depending upon the Fund's holding period for the option.


         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counter-party") to make delivery of the instrument underlying the option. If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Adviser will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.


         Writing Options on Individual Securities. The Fund may write (sell) covered call options on securities held by the Fund in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objective of the Fund, the Fund generally would write call options only in circumstances where the Adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.


         A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although the Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. The Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         Purchasing Options On Individual Securities. The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         The Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         Risks Of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a US option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counter-party. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counter-party may fail to deliver or to pay, as the case may be. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the US, options transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

         The Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."


         The Fund's success in using options techniques depends, among other things, on Henderson's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.


         OTHER INVESTMENT COMPANIES. The Fund may invest in the shares of other investment companies, as permitted by the 1940 Act. As a shareholder of an investment company, the Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

         The Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Consistent with Rule 12d1-1 of the 1940 Act, the Fund may enter into "cash sweep" arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits. This Rule prohibits the Fund from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

         For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or portion of such index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R) : SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index ("S&P 500"). They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap SPDRs(R) : MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select Sector SPDRs(R) : Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBssm: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Adviser, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with US Government securities or other securities that the Adviser has approved for use as collateral for repurchase agreements. The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

         SECURITIES INDEX FUTURES CONTRACTS. The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase as a temporary substitute for stock purchases. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         Risks of Securities Index Futures. The Fund's success in using the above techniques depends, among other things, on the Adviser's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions. The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.


         The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount or direction as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.


         Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund will only enter into index futures contracts or futures options that are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use futures contracts and related options primarily for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC. See "Foreign Currency Futures Contracts and Related Options."

         When purchasing an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).


         SECURITIES LENDING. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

         US GOVERNMENT SECURITIES. US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities. Securities guaranteed by the US Government include: (1) direct obligations of the US Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the US Treasury (such as Government National Mortgage Association ("Ginnie Mae") certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the US Government, and thus they are of the highest possible credit quality. US Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.


         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the US Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.


         Securities issued by US Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the US Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the US Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Student Loan Marketing Association ("Sallie Mae").


         WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

         ZERO COUPON BONDS. The Fund may invest in zero coupon bonds which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If the Fund holds zero coupon bonds in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though such income would not have been received by the Fund. See "Federal Income Tax Matters." Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has elected to be classified as a diversified series of an open-end investment company. Under these restrictions, the Fund may not:

         (i)      issue senior securities, except as permitted under the 1940
                  Act;

         (ii)     borrow money, except as permitted under the 1940 Act;

         (iii) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (iv) invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation;

         (v) purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities;

         (vi) purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

         (vii) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         It is a non-fundamental policy of the Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

                               PORTFOLIO TURNOVER


         The Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. For the fiscal years ended July 31, 2007 and 2008 the portfolio turnover rate for the Fund was 167% and 95%, respectively. High rates of portfolio turnover will result in the realization of capital gains and losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees has adopted policies regarding disclosure of the Fund's portfolio holdings information. These policies generally prohibit the Adviser and the Fund from disclosing any information concerning the Fund's portfolio holdings to any third party unless the information has been publicly disclosed. The Fund will publicly disclose its portfolio holdings quarterly on its website at http://www.hendersonglobalinvestors.com and by filing Form N-Q and Form N-CSR with the SEC.

         Prior to the time that the Fund's portfolio holdings information is publicly disclosed, the Adviser and/or the Fund may disclose (as authorized by the Adviser's Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:


         Service providers. In order to carry out various functions on behalf of the Fund, it is necessary for certain third parties to receive non-public portfolio holdings information. Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) the Fund has a legitimate business purpose to provide the information, (b) the disclosure is in the Fund's best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. As of October 31, 2008, the Fund's primary service providers were the Adviser, State Street Bank and Trust Company, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, Vedder Price P.C. and Bell, Boyd & Lloyd LLP.

         Other. There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. As of October 31, 2008, the following entities may be provided portfolio holdings information in connection with the above procedures: Lipper, Inc., Morningstar, Inc., Middleburgh Communications, J.P. Morgan Securities, Inc., Evaluation Associates, a Milliman Company and UBS Warburg.


                  The terms of the confidentiality agreement generally provide for, among other things, that:

         (i) the portfolio information is the confidential property of the Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

         (ii) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

         (iii) the recipient agrees not to use the information for investment or trading purposes;

         (iv) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

         (v) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

         Portfolio managers, analysts and other senior officers of the Adviser or the Fund are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

         The Board of Trustees or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Fund's policies. All waivers and exceptions will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board of Trustees for approval or ratification.


                             MANAGEMENT OF THE FUND


         TRUSTEES AND OFFICERS. The Board of Trustees of the Trust (the "Board") is responsible for the overall management of the Trust, including general oversight and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

         A listing of the Trustees and Executive Officers of the Trust and their business experience during the past five years follows.

----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------
C . Gary Gerst, 69          Chairman and    Since 2001    President, KCI Inc. (private             None
                            Trustee                       S-corporation investing in non-public
                                                          investments.)
----------------------------------------------------------------------------------------------------------------------------
Roland C. Baker, 69         Trustee         Since 2001    Consultant to financial services         Director, Quanta
                                                          industry.                                Capital Holdings, Inc.
                                                                                                   (provider of property
                                                                                                   and casualty
                                                                                                   reinsurance); Director,
                                                                                                   North American Company
                                                                                                   for Life and Health
                                                                                                   Insurance (a provider of
                                                                                                   life insurance, health
                                                                                                   insurance and
                                                                                                   annuities); Trustee,
                                                                                                   Scottish Widows
                                                                                                   Investment Partnership
                                                                                                   Trust; Trustee, Allstate
                                                                                                   Financial Investment
                                                                                                   Trust; Director, Midland
                                                                                                   National Life Insurance
                                                                                                   Company (an affiliate of
                                                                                                   North American Company
                                                                                                   for Life and Health
                                                                                                   Insurance).
----------------------------------------------------------------------------------------------------------------------------
Faris F. Chesley, 69        Trustee         Since 2002    Chairman, Chesley, Taft & Associates,    None.
                                                          LLC, since 2001; Vice Chairman,
                                                          ABN-AMRO, Inc. (a financial services
                                                          company), 1998-2001.
----------------------------------------------------------------------------------------------------------------------------



                                       24

----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND OFFICERS OF THE TRUST:
----------------------------------------------------------------------------------------------------------------------------
Sean M. Dranfield(4), 42    Trustee and     Since 2001    Director, Global Distribution,           None
                            President                     Henderson Global Invetors.
----------------------------------------------------------------------------------------------------------------------------
Kenneth A. Kalina, 48       Chief           Since 2005    Chief Compliance Officer, HGINA 2005;    N/A
                            Compliance                    Chief Compliance Officer, Columbia
                            Officer                       Wanger Asset Management, L.P.
                                                          2004-2005; Compliance Officer,
                                                          Treasurer and Chief Financial Officer,
                                                          Columbia Wanger Asset Management, L.P.
                                                          2000 -2005.
----------------------------------------------------------------------------------------------------------------------------
Alanna N. Palmer, 33        Vice President  Since 2002    Director, Retail Marketing and Product   N/A
                                                          Management, HGINA, since 2006 and
                                                          Associate Director, Head of Marketing
                                                          and Product Management, HGINA,
                                                          2003-2006.
----------------------------------------------------------------------------------------------------------------------------
Scott E. Volk, 37           Vice            Vice          Director, Retail Finance and             N/A
                            President       President     Operations, HGINA.
                                            since 2001
----------------------------------------------------------------------------------------------------------------------------
Christopher K. Yarbrough,   Secretary       Since 2004    Legal Counsel, HGINA, since 2004;        N/A
33                                                        Attorney, Bell, Boyd & Lloyd LLC,
                                                          2000-2004.
----------------------------------------------------------------------------------------------------------------------------
Troy Statczar, 36           Treasurer       Since         Head of US Fund Administration and       N/A
                                            September     Accounting, HGINA, since July 2008;
                                            2008          Senior Vice President, Citigroup
                                                          2005-2008.
----------------------------------------------------------------------------------------------------------------------------
Richard J. Mitchell, 45     Assistant       Since 2007    Assistant Treasurer, HGINA, since        N/A
                            Treasurer                     2007; Assistant Treasurer, Bank of New
                                                          York, 2006-2007; Supervisor, The BISYS
                                                          Group; 2002-2006.
----------------------------------------------------------------------------------------------------------------------------

-----------
1. Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of July 31, 2008.

2.       Currently, all Trustees oversee all eleven series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. This Trustee is an interested persons of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.


         STANDING COMMITTEES OF THE BOARD. The Board oversees a number of investment companies managed by the Adviser. Information below represents meetings held on behalf of all such funds. The common Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below. Each of the Audit Committee and Governance Committee is comprised solely of Independent Trustees. The Valuation Committee is comprised of both interested and Independent Trustees.

         The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee is comprised of only Independent Trustees, receives annual representations from the independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee's duties and powers. Currently the members of the Audit Committee are Messrs. Baker, Chesley and Gerst. The Audit Committee held two meetings during the year ended July 31, 2008.

         The Governance Committee oversees the effective functioning of the Board and its committees. It also seeks and reviews candidates for consideration as nominees for membership on the Board. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently the members of the Governance Committee are Messrs. Baker, Chesley and Gerst. The Governance Committee held one meeting during the year ended July 31, 2008.

         During the fiscal year ended July 31, 2008, the Valuation Committee determined a fair value of securities for which market quotations were not readily available. Effective September 28, 2008, the Board changed its process so that the Valuation Committee currently meets no less frequently than monthly to review pricing determinations made by the Adviser's Pricing Committee. Currently, the members of the Valuation Committee are Messrs. Chesley and Dranfield. The Valuation Committee held twenty eight meetings during the fiscal year ended July 31, 2008.

         MANAGEMENT OWNERSHIP OF THE FUND. The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned in the Fund and all Henderson Global Funds overseen by each Trustee in the Trust as of December 31, 2007.

-------------------------------------------------- ---------------------------------- ----------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                                   DOLLAR RANGE OF EQUITY             TRUSTEE IN FAMILY OF INVESTMENT
                                                   SECURITIES IN THE FUND             COMPANIES
-------------------------------------------------- ---------------------------------- ----------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------- ---------------------------------- ----------------------------------------
Roland C. Baker                                    None                               $50,001-$100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
C. Gary Gerst None Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
Faris F. Chesley                                   None                               Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------- ---------------------------------- ----------------------------------------
Sean Dranfield                                     $0 - $10,000                       $10,001-$50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------


         No trustee who is an Independent Trustee owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser. As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of outstanding shares of the Fund of the Trust.


         The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust. No other officer, director or employee of the Adviser, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

         COMPENSATION OF TRUSTEES. Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $25,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee. Each Independent Trustee receives a fee of $5,000 for each regular quarterly Board meeting attended in person or by telephone and $750 for each committee meeting (except Valuation Committee) attended in person or by telephone. Each Independent Trustee also receives a fee of $5,000 for attendance in person or $1,000 for attendance by telephone at any meeting of the Board other than a regular quarterly meeting. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received.

         The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2008.

TRUSTEE NAME                                                             AGGREGATE COMPENSATION FROM TRUST
Independent Trustees
Sean Dranfield*....................................................                          $0

Interested Trustee
Roland C. Baker....................................................                    $ 57,303
C. Gary Gerst......................................................                    $ 62,918
Faris F. Chesley...................................................                    $ 51,227

------------------
* Mr. Dranfield is an Interested Trustee and therefore does not receive any compensation from the Trust.


         CODE OF ETHICS. The Adviser and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees of the Adviser and the Trust to engage in personal securities transactions, including with respect to securities held by the Fund, subject to certain requirements and restrictions. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings. Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.


         PROXY VOTING POLICIES. The Fund attempts to vote proxies consistent with the Fund's best economic interests and has adopted its own Proxy Voting Policies and Procedures ("Procedures") for this purpose. A copy of the Procedures is attached hereto as Appendix B.

         The Fund will file with the SEC its proxy voting records for the most recent 12-month period ending June 30, 2008 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the SEC's website at http://www.sec.gov. The Fund's proxy voting records and proxy voting policies and procedures will be available without charge, upon request, by calling
866.443.6337 or by visiting the Fund's website at http://www.hendersonglobalfunds.com.


                      CONTROL PERSONS AND PRINCIPAL HOLDERS


         To the knowledge of the Trust as of October 31, 2008, the following persons owned beneficially or of record 5% or more of the Fund's outstanding shares of any class.

---------------------------------------- ----------------------------------------------------- ---------------------
                                                                                               PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS                   NAME AND ADDRESS                                      SHARES OUTSTANDING
---------------------------------------- ----------------------------------------------------- ---------------------
US Focus Class A                         Merrill Lynch, Pierce, Fenner and Smith, Inc.                19.68%
                                         FBO its Customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
---------------------------------------- ----------------------------------------------------- ---------------------
US Focus Class B                         Merrill Lynch, Pierce, Fenner and Smith, Inc.                19.65%
                                         FBO its Customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
---------------------------------------- ----------------------------------------------------- ---------------------
US Focus Class C                         Citigroup Global Markets                                     16.68%
                                         House Account
                                         700 Red Brook
                                         Owings Mills, MD 21117-5184
---------------------------------------- ----------------------------------------------------- ---------------------
US Focus Class C                         Merrill Lynch, Pierce, Fenner and Smith, Inc.                19.28%
                                         FBO its Customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
---------------------------------------- ----------------------------------------------------- ---------------------
US Focus Class C                         Charles Schwab & Co. Inc.                                    8.38%
                                         Special Custody Acct. FBO Customers
                                         101 Montgomery St.
                                         San Francisco, CA 94104-4151
---------------------------------------- ----------------------------------------------------- ---------------------


                     INVESTMENT ADVISORY AND OTHER SERVICES


         INVESTMENT ADVISER. Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson Group plc.

         As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 20 Bishopsgate, London, UK EC2M 2DA, Henderson Global Investors has been managing assets for clients since 1934.

         The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

         Pursuant to the Advisory Agreement, the Adviser acts as the Fund's adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. In addition to the advisory fee, the Fund pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of the Fund's relative net assets. Expenses that will be borne directly by the Fund include, but are not limited to, the following: fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

         The Fund pays the Adviser a monthly fee at an annual rate of the Fund's average daily net assets as set forth below:

         -----------------------------------------------------------------------
         0.95% for the first $150 million; and
         -----------------------------------------------------------------------
         0.85% for average daily net assets over $150 million
         -----------------------------------------------------------------------

         The advisory fees and other expenses of the Fund reimbursed by the Adviser for the Fund during the last three fiscal years are set forth below.

----------------------------------------------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED JULY 31, 2006
----------------------------------------------------------------------------------------------------------------------
                                         CONTRACTUAL                            OTHER EXPENSES
ADVISORY FEES                            ADVISORY FEES WAIVED                   REIMBURSED BY THE ADVISER
---------------------------------------- -------------------------------------- --------------------------------------
$233,470                                 $96,431                                --
---------------------------------------- -------------------------------------- --------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED JULY 31, 2007
---------------------------------------- -------------------------------------- --------------------------------------
                                         CONTRACTUAL                            OTHER EXPENSES
ADVISORY FEES                            ADVISORY FEES WAIVED                   REIMBURSED BY THE ADVISER
---------------------------------------- -------------------------------------- --------------------------------------
$130,304                                 $130,304                               $7,011
---------------------------------------- -------------------------------------- --------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED JULY 31, 2008
---------------------------------------- -------------------------------------- --------------------------------------
                                         CONTRACTUAL                            OTHER EXPENSES
ADVISORY FEES                            ADVISORY FEES WAIVED                   REIMBURSED BY THE ADVISER
---------------------------------------- -------------------------------------- --------------------------------------
$109,859                                 $109,859                               $36,929
----------------------------------------------------------------------------------------------------------------------


         With respect to the Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses (excluding interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to 1.15% of the Fund's average daily net assets. This contractual arrangements will continue until either the termination of the Advisory Agreement or July 31, 2020.

         The Advisory Agreement for the Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (a) by the shareholders of the Fund or the Board. The agreement may be terminated at any time, upon 60 days' written notice by either party. The agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio. The agreement shall terminate automatically in the event of its assignment. The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under such agreement.

         Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name "Henderson" in its name or in its business in any form or combination.

         DISTRIBUTOR. Foreside Fund Services, LLC. (the "Distributor"), Two Portland Square, Portland, Maine 04101 serves as the distributor of the Fund's shares pursuant a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares.


         You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on the Fund's behalf. Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.


         Pursuant to the Distribution Agreement, the Distributor is entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund's then-current Prospectus, and the net asset value on which such price is based. Out of that commission, the Distributor may reallow to dealers such concession as the Distributor may determine from time to time. In addition, the Distributor is entitled to deduct a contingent deferred sales charge ("CDSC") on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Distributor on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to the Distributor. The Distribution Agreement shall terminate automatically in the event of its assignment.

         DISTRIBUTION PLAN. The Trust has adopted a distribution plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act pertaining to the Fund's Class A, Class B and Class C shares. In adopting the Plan, the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plan should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of the Plan or under an alternative distribution arrangement.

         Under the Plan, the Fund pays the Distributor a 12b-1 fee of 0.25% of the average daily net assets attributable to its Class A shares, and a 12b-1 fee of 1.00% of the average daily net assets attributable to its Class B and Class C shares, respectively.


         Under the Plan, the Distributor may use up to 0.75% of 12b-1 fees for distribution-related activities and up to 0.25% of 12b-1 fees for shareholder servicing for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares. These fees constitute compensation to the Distributor and are not dependent on the Distributor's expenses incurred. The distribution fees for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including
(a) the costs of printing and distributing to prospective investors prospectuses, statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and CDSCs. The distribution fee for Class B and Class C shares may also be used to finance the costs of advancing brokerage commissions to investment representatives. These fees may also be used to finance the costs incurred by the Distributor for marketing-related activities. The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it. The shareholder servicing fees will be used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. However, the shareholder service fees may be used to pay for, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.

         Among other things, the Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.


         If the Distribution Agreement or the Plan are terminated (or not renewed) with respect to any of the Henderson Global Funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).


         During the last three fiscal years, the Distributor received and retained commissions on the sale of shares of the Fund as shown in the following table:


------------------------------- ---------------------------- ---------------------------- ----------------------------
                                FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                JULY 31, 2006                JULY 31, 2007                JULY 31, 2008
------------------------------- ---------------------------- ---------------------------- ----------------------------
Class A
------------------------------- ---------------------------- ---------------------------- ----------------------------
    Received                    $ 43,112                     $ 20,030                     $ 6,916
------------------------------- ---------------------------- ---------------------------- ----------------------------
    Retained                    $  4,282                     $  2,091                     $   600
------------------------------- ---------------------------- ---------------------------- ----------------------------

         The fees paid to the Distributor pursuant to the Plan for the Class A shares for the Fund for the last three fiscal years are set forth in the table below.


------------------------------------ --------------------------------- -----------------------------------
CLASS A SHARES                       CLASS A SHARES                    CLASS A SHARES
FISCAL YEAR ENDED                    FISCAL YEAR ENDED                 FISCAL YEAR ENDED
JULY 31, 2006                        JULY 31, 2007                     JULY 31, 2008
------------------------------------ --------------------------------- -----------------------------------
                    CONTINGENT                        CONTINGENT                        CONTINGENT
DISTRIBUTION AND    DEFERRED SALES   DISTRIBUTION     DEFERRED SALES   DISTRIBUTION     DEFERRED SALES
SERVICE FEES        CHARGE           AND SERVICE      CHARGE           AND SERVICE      CHARGE
                                     FEES                              FEES
------------------- ---------------- ---------------- ---------------- ---------------- ------------------
$36,258             --               $24,749          $       3        $20,473          --
------------------- ---------------- ---------------- ---------------- ---------------- ------------------

         The fees paid to the Distributor pursuant to the Plan for the Class B shares for the last three fiscal years for the Fund are set forth in the table below.

------------------------------------ --------------------------------- -----------------------------------
CLASS B SHARES                       CLASS B SHARES                    CLASS B SHARES
FISCAL YEAR ENDED                    FISCAL YEAR ENDED                 FISCAL YEAR ENDED
JULY 31, 2006                        JULY 31, 2007                     JULY 31, 2008
------------------------------------ --------------------------------- -----------------------------------
                    CONTINGENT                        CONTINGENT                        CONTINGENT
DISTRIBUTION AND    DEFERRED SALES   DISTRIBUTION     DEFERRED SALES   DISTRIBUTION     DEFERRED SALES
SERVICE FEES        CHARGE           AND SERVICE      CHARGE           AND SERVICE      CHARGE
                                    FEES FEES
------------------- ---------------- ---------------- ---------------- ---------------- ------------------
$28,441             $62,062          $10,516          $18,373          $7,897           $9,765
------------------- ---------------- ---------------- ---------------- ---------------- ------------------

         The fees paid to the Distributor pursuant to the Plan for the Class C shares for the last three fiscal years for the Fund are set forth in the table below.

------------------------------------ --------------------------------- -----------------------------------
CLASS C SHARES                       CLASS C SHARES                    CLASS C SHARES
FISCAL YEAR ENDED                    FISCAL YEAR ENDED                 FISCAL YEAR ENDED
JULY 31, 2006                        JULY 31, 2007                     JULY 31, 2008
------------------- ---------------- ---------------- ---------------- ---------------- ------------------
                    CONTINGENT                        CONTINGENT                        CONTINGENT
DISTRIBUTION AND    DEFERRED SALES   DISTRIBUTION     DEFERRED SALES   DISTRIBUTION     DEFERRED SALES
SERVICE FEES        CHARGE           AND SERVICE      CHARGE           AND SERVICE      CHARGE
                                    FEES FEES
------------------- ---------------- ---------------- ---------------- ---------------- ------------------
$38,771             $  1,432         $27,650          $    541         $25,854          $258
------------------- ---------------- ---------------- ---------------- ---------------- ------------------

         The following amounts were spent pursuant to the Plan during the fiscal year ended July 31, 2008:

--------------------------------------- ------------------------------- --------------------------------
COMPENSATION                            FINANCING OF ADVANCE
TO DEALERS                              COMMISSIONS                     OTHER
--------------------------------------- ------------------------------- --------------------------------
$42,656                                 $21,020                         $570
--------------------------------------- ------------------------------- --------------------------------

         CUSTODIAN. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian ("State Street") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes the Fund's net asset value and keeps the book account for the Fund.


         TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. State Street serves as the transfer and dividend disbursing agent (the "Transfer Agent") for the Fund pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board concerning the operations of the Fund.


         ADMINISTRATOR. State Street serves as the administrator (the "Administrator") for the Trust pursuant to an administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust; oversee the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, the Fund pays State Street an annual administration fee based upon a percentage of the average net assets of the Fund.



         The fees paid to the Administrator for the last three fiscal years for the Fund is set forth below.

-------------------------------- ----------------------------- ----------------------------
FISCAL YEAR ENDED                FISCAL YEAR ENDED             FISCAL YEAR ENDED
JULY 31, 2006                    JULY 31, 2007                 JULY 31, 2008
-------------------------------- ----------------------------- ----------------------------
$34,208                          $31,262                       $2,891
-------------------------------- ----------------------------- ----------------------------


         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, independent registered public accounting firm located at 223 South Wacker Drive, Chicago, Illinois 60606, has been selected as independent public registered accounting firm for the Trust. The audit services performed by Ernst & Young include audits of the annual financial statements of the Fund of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the Fund's tax returns.


         OUTSIDE COUNSEL. The law firm of Vedder Price P.C. serves as counsel to the Fund. Bell, Boyd & Lloyd LLP serves as counsel to the Independent Trustees.


         INTERMEDIARIES. Shares of the Fund may be purchased through financial intermediaries who are agents of the Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee per account for those services. The Fund reimburses the Adviser for such fees charged by intermediaries up to $12 per account for networking services and up to $17.50 per account for sub-transfer agent services.

                               PORTFOLIO MANAGERS


         PORTFOLIO MANAGEMENT. Robert Villiers is the portfolio manager for the Fund. The following table lists the number and types of accounts managed by Mr. Villiers and assets under management in those accounts as of July 31, 2008:

----------------------------------------------------------------------------------------------------------------------------------
                 REGISTERED                       POOLED
                 INVESTMENT         ASSETS        INVESTMENT            ASSETS                       ASSETS      TOTAL ASSETS
PORTFOLIO        COMPANY            MANAGED       VEHICLE               MANAGED          OTHER       MANAGED     MANAGED
MANAGER          ACCOUNTS           ($)           ACCOUNTS              ($)              ACCOUNTS    ($)         ($)
----------------------------------------------------------------------------------------------------------------------------------
Robert Villiers  Henderson US Focus 9.2m          Henderson Horizon     516.6m                                   800.6m
                 Fund                             Fund, American Equity
                                                  Fund
                 Henderson Global
                 Opportunities Fund 6.9m          Bankers Investment    162.2m
                                                  Trust

                                                  Bipielle Henderson    Resigned
                                                  America

                                                  Bipielle Henderson    Resigned
                                                  Crescita

                                                  Bipielle Henderson    Resigned
                                                  Leader

                                                  HGI International
                                                  Fund                  47.6m

                                                  Horizon Global
                                                  Opportunities         5.1m


                                                  Henderson North
                                                  American equity       53m
                                                  Multi-Strategy


----------------------------------------------------------------------------------------------------------------------------------



         PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. Henderson seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in us by investors is something that is highly valued and must be protected. As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited. A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson's clients. The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.


         The portfolio managers are responsible for managing both the Fund and other accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades). Henderson has policies and procedures reasonably designed to mitigate these conflicts. The portfolio managers may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

         PORTFOLIO MANAGEMENT COMPENSATION. Following is a summary of the compensation received by Henderson's investment professionals for all accounts managed and not just for the Fund. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

         o        Pre-defined, objective, measurable investment performance

         o        Performance goals that are ambitious, but attainable

         o The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters.

         The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. "Profitable asset growth" refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.


         Some managers have the option to invest in a long-term incentive program that is based on the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. Currently, the Fund does not charge performance-related fees.


         A summary of the compensation package is as follows:

         o Basic Salaries: in line with or better than the industry average

         o Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

         o Growth Equity Bonus Plan: the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth

         o Long Term Incentive Plan: senior investment managers are able to invest part of their remuneration in a share scheme which is then matched by Henderson

         o Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund's relevant disclosure document. Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund's returns to either (i) a peer group, (ii) an index or (iii) an absolute return.


         PORTFOLIO MANAGEMENT FUND OWNERSHIP. As of the date of this SAI, the portfolio managers did not own any shares of the Fund. The Fund's shares are not registered to be sold outside of the US. Many of the Fund's portfolio managers reside outside of the US and are not eligible to purchase shares of the Funds.


                              BROKERAGE ALLOCATION


         Subject to the overall oversight of the Board and the Adviser place orders for the purchase and sale of the Fund's portfolio securities. The Adviser seeks the best price and execution obtainable on all transactions. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Adviser attempts to deal directly with the principal market makers, except in those circumstances where the Adviser believes that a better price and execution are available elsewhere.

         The Adviser selects broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of their accounts. In addition, not all of these services may be used by the Adviser in connection with the services it provides to the Fund. The Adviser may select broker-dealers who provide research services, however, the Fund does not pay higher commissions in exchange for the receipt of research services.

         Subject to policies as may be established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account factors such as price (including the applicable brokerage commission or dealer spread), size and nature of the order, the need for timely execution, the liquidity or illiquidity of the market, the transparency of the market, difficulty of execution and operational facilities of the firm involved, the firm's knowledge of the security, the firm's ability to maintain confidentiality, the willingness of the firm to commit its capital, and the firm's ability to provide access to new issues. While the Adviser generally seeks lower commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

         The Fund does not have an obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the oversight of the Board select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective agreements. A commission paid to such brokers may be higher than that which another qualified broker may have charged for executing only the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The Adviser or its affiliates may enter into commission sharing arrangements with key brokers, which allow for the receipt of both proprietary and third party research.

         Brokerage commissions vary from year to year in accordance with the extent to which the Fund is more or less actively traded.

         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser deem to be a desirable investment for the Fund. The Trust may reject in whole or in part any or all offers to pay for the Fund's shares with securities and may discontinue accepting securities as payment for the Fund's shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The transfer of such securities may recognize gain or loss for federal income tax purposes on the transfer of such securities. The acceptance of securities by the Trust must comply with the applicable laws of certain states.


         The table below shows information on brokerage commissions paid by the Fund for the last three fiscal years.

------------------------------ ---------------------------- ----------------------------
FISCAL YEAR                    FISCAL YEAR                  FISCAL YEAR
ENDED                          ENDED                        ENDED
JULY 31, 2006                  JULY 31, 2007                JULY 31, 2008
------------------------------ ---------------------------- ----------------------------
$53,705                        $38,097                      $30,326
------------------------------ ---------------------------- ----------------------------

         The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year. As of July 31, 2008, the Fund held no such securities.


                        CAPITALIZATION AND VOTING RIGHTS

         The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of the Fund are fully paid and non-assessable. No class of shares of the Fund has preemptive rights or subscription rights.

         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trust currently consists of eleven series. Pursuant to the Declaration of Trust, the Trustees may terminate the Fund without shareholder approval. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size. The Trustees have authorized the issuance of Class A, Class B and Class C shares for the Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's Declaration of Trust and By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of the Fund entitle their holders to one vote per share (with proportionate voting or fractional shares). Shareholders of the Fund are entitled to vote on matters that affect the Fund or class. The Henderson Global Funds and classes of shares of each fund or the Trust will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding voting securities" of the Fund or class means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of the Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee. Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class. Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

         Under Delaware law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.


         The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Multi-Class Plan under Rule 18f-3 on behalf of the Fund. The Multi-Class Plan includes the following: (i) shares of each class of each fund of the Trust are identical, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class, (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Henderson Global Fund and (iii) the Fund's Class B shares convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of the conversion.


                      PURCHASES AND REDEMPTION INFORMATION

         PURCHASES. As described in the Prospectus, shares of the Fund may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker and/or financial advisor.

         RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs ("SEP IRAs"). For plan administrator contact information, participants should contact their respective employer's human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.


         EXCHANGES. As described in the Prospectus, shareholders of the Fund have certain exchange privileges. Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective Prospectus. An exchange of shares is a taxable transaction for federal income tax purposes.


         INITIAL SALES CHARGES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Henderson Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares.

         ADDITIONAL PAYMENTS. Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Fund. These fees do not come out of the Fund's assets. Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts. These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

         The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor and will not increase expenses of the Fund. You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Fund and discuss this matter with your financial adviser.

         ADDITIONAL CHARGES. Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.


         CONTINGENT DEFERRED SALES CHARGES - CLASS A, CLASS B AND CLASS C SHARES. Class A shareholders may exchange their Class A shares that are subject to a CDSC, as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Henderson Global Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any fund exercising the exchange privilege will continue to be subject to that fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Henderson Global Fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.


         The following CDSC table applies to Class B shares:

         ------------------------------------- ----------------------------------------------------------------------
                                               CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF DOLLAR AMOUNT
         YEAR SINCE PURCHASE                   SUBJECT TO CHARGE
         ------------------------------------- ----------------------------------------------------------------------
         First                                 5%
         ------------------------------------- ----------------------------------------------------------------------
         Second                                4%
         ------------------------------------- ----------------------------------------------------------------------
         Third                                 4%
         ------------------------------------- ----------------------------------------------------------------------
         Fourth                                3%
         ------------------------------------- ----------------------------------------------------------------------
         Fifth                                 2%
         ------------------------------------- ----------------------------------------------------------------------
         Sixth                                 1%
         ------------------------------------- ----------------------------------------------------------------------
         Seventh and thereafter                0%
         ------------------------------------- ----------------------------------------------------------------------


         Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Henderson Global Fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.)


         For purposes of computing the CDSC (and conversion feature, if applicable) that may be payable upon the redemption of the new Class A or Class C shares, the holding period of the outstanding shares is "tacked" onto the holding period of the new shares.

         Each exchange will be made on the basis of the relative net asset value per share of the Fund involved in the exchange next computed following receipt by the Transfer Agent of telephone instructions or a properly executed request. Exchanges, whether written or telephonic, must be received by the Transfer Agent by the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law.


         An exchange of shares between any of the Henderson Global Funds will generally result in a taxable gain or loss for federal income tax purposes. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares surrendered) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges that were incurred on the surrendered shares into account in computing taxable gain or loss on an exchange. See "Federal Income Tax Matters."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.


         CONVERSION OF CLASS B SHARES. As described in the Prospectus, Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.


         REDEMPTIONS. As described in the Prospectus, shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent, less any applicable CDSC.

         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.


         Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act. This requires the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash. For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.

         OTHER REDEMPTION INFORMATION. If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

                                 NET ASSET VALUE


         The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.


         Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.

         A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. Interest bearing commercial paper which is purchased at par will be valued at par. Interest is accrued daily. Money market instruments purchased with an original or remaining maturity of 60 days or less maturing at par, are valued at amortized cost, which the Board believes approximates market value.

         Options, futures contracts and options on futures contracts are valued at the last reported sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last reported sale price on the other exchange(s). If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.

         Securities and other assets for which market prices are not readily available are priced at a "fair value" as determined by the Adviser in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board. The Board of Trustees has adopted procedures for valuing the Fund's securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.


         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.


                           FEDERAL INCOME TAX MATTERS


         The following is a general discussion of certain US federal income tax consequences of investing in the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. It is based on provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this SAI, all of which may change, possibly with retroactive effect. This discussion generally applies only to holders of shares who are citizens or residents of the United States and who are subject to federal income taxation (i.e., not exempt form taxation). Accordingly, investors should consult with a competent tax adviser before making an investment in the Fund. The Fund is not managed for tax-efficiency.

         The Fund has elected to be treated, has qualified and intends to continue to qualify for each of its taxable years as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business or in the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to US federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) determined without regard for the deduction for dividends paid for the taxable year is distributed to shareholders. However, the Fund will generally be subject to federal corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed net investment income or net capital gain. The Fund intends to distribute all or substantially all of its net investment income and net capital gain each year.


         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid this tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund intends to make distributions to shareholders in accordance with such distribution requirements, however, the Fund may be subject to excise tax.


         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS. The Fund's transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes.


         The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to, where appropriate, mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of US federal income and excise taxes.

         Options held by the Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain other options, futures contracts and options on futures contracts utilized by the Fund are also Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.


         CURRENCY FLUCTUATIONS - "'SECTION 988' GAINS OR LOSSES". Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.


         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to federal income tax and an additional interest charge on the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to federal income tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the federal income tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income for federal income tax purposes even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative federal income tax treatment with respect to its PFIC shares. If certain conditions are satisfied, the Fund may elect to mark-to-market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.


         DEBT SECURITIES ACQUIRED AT A DISCOUNT. Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and a portion of the OID is included in the Fund's income in each taxable year such debt security is held by the Fund, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.


         The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. The Fund may need to sell securities at inopportune times to raise cash to pay such dividends.

         The Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.


         DISTRIBUTIONS. Distributions are taxable to a US shareholder whether paid in cash or shares. Distributions of investment company taxable income (as such term is defined in the Code, but determined without regard to the deduction for dividends paid) are generally taxable as ordinary income. However, if a portion of the Fund's investment company taxable income is attributable to "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then for taxable years beginning on or before December 31, 2010, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided both the Fund and the shareholder satisfy certain holding period and other requirements. For such taxable years, the maximum federal income tax rate applicable to net capital gain for individuals and other noncorporate investors has been reduced to 15%. Dividends from most real estate investment trusts and certain foreign corporations are not eligible for treatment as qualified dividend income.

         Dividends paid by the Fund that are derived from dividends received from US corporations may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the "Dividend Received Deduction"). Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends in determining their federal taxable income. Corporate shareholders of a regulated investment company must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction. The alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the Dividends Received Deduction or for treatment as qualified dividend income. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the US federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.


         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.



         DISPOSITION OF SHARES. Upon a redemption, sale or exchange of a shareholder's shares, such shareholder will generally recognize a taxable gain or loss for federal income tax purposes depending upon his or her basis in the shares disposed. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands at the time of the disposition and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares. Shares held for one year or less generally will be taxed as short-term capital gain or loss. Shares held for more than one year generally will be taxed as long-term capital gain stock. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with other Fund shares or substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or treated as having been received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.

         In some cases, shareholders who exchange shares will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right and not with respect to the original shares. This provision may be applied to successive acquisitions of Fund shares.

         FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the US may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

         The foregoing is only a general discussion of the foreign tax credit and deduction under current federal income tax law. Because application of the credit and deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.


         DISCLOSURE STATEMENTS FOR LARGE LOSSES. Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service (the "IRS") a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

         BACKUP WITHHOLDING. The Fund will be required to report to the IRS all distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's US federal income tax liability provided the appropriate information is furnished to the IRS.


         OTHER TAXATION. Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Non-US shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% US withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will generally not be required to withhold tax on any amounts paid to a non-US shareholder with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate any such amounts.


         This discussion does not purport to deal with all of the tax consequences applicable to the Fund or all shareholders of the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in the Fund.

                             REGISTRATION STATEMENT

         This SAI and the Fund's Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

         Statements contained herein and in the Fund's Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


          The financial statements of the Fund, including the notes thereto, dated July 31, 2008 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Fund dated as of July 31, 2008. The information under the caption "Financial Highlights" of the Fund for the period from commencement of operations through July 31, 2008, appearing in the Prospectus has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon Ernst & Young LLP's report given on the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                   APPENDIX B

         HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.

PROXY VOTING POLICIES AND PROCEDURES

Henderson Global Investors (North America) Inc. ("HGINA") serves as investment adviser to several categories of clients with varying levels of equity security ownership. HGINA attempts to vote proxies in the best interest of the firm's clients. HGINA's policy with respect to certain accounts for which it has proxy voting authority is described below.

DELEGATION TO ISS FOR CERTAIN PMP ACCOUNTS

HGINA has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to provide proxy analyses, vote recommendations, vote execution and record-keeping services with respect to PMP accounts for which it has proxy voting authority. A copy of ISS' Proxy Voting Guidelines Summary is attached in Appendix A hereto. Custodians forward proxy materials for clients who have elected to have HGINA exercise voting authority to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If HGINA receives proxy materials in connection with a client's account where the client has, in writing, communicated to HGINA that the client has reserved the right to vote proxies, HGINA will forward to the client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where HGINA or any of its affiliates have or may have any conflict of interest, real or apparent, HGINA has delegated to ISS the proxy analyses, vote recommendations and voting of proxies.

In the event that ISS recuses itself on a proxy voting matter and makes no recommendation, the Proxy Committee will review the issue and direct ISS as to how to vote the proxies as described below.

DELEGATION TO HIML FOR CERTAIN SERIES OF HENDERSON GLOBAL FUNDS AND CERTAIN INTERNATIONAL EQUITY ACCOUNTS

HGINA has adopted HIML's proxy voting policies ("HIML Policies") contained in Appendices A through C of HIML Proxy Voting Policies and Procedures for certain series of Henderson Global Funds and International Equity Accounts for which it has proxy voting authority.

In the event that no predetermined HIML Policy exists, the Proxy Voting Committee will review the issue and direct how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have three members, HGINA's Corporate Secretary, HGINA's Chief Compliance Officer and a representative from portfolio management, research or trading with knowledge regarding the relevant company. Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the members of the Proxy Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HGINA.

Proxy Committee meetings shall be called by the Chief Compliance Officer when override submissions are made and in instances when ISS has recused itself from a vote recommendation or where no predetermined HIML Policy exists. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients. In determining how proxies should be voted, the Proxy Committee shall address conflict of interest issues as described below.

ISS Recusal or no HIML Policy

When ISS makes no recommendation on a proxy voting issue or where no predetermined HIML Policy exists, the Proxy Committee will review the issue and direct how to vote the proxies given the following general guidelines. In general HGINA: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures that impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

Override of ISS Recommendation or HIML Policy

There may be occasions where the HGINA or HIML portfolios managers seek to override ISS's recommendations or a HIML Policy if they believe that ISS's recommendations or HIML Policy are not in accordance with the best interests of clients. In the event that a portfolio manager disagrees with an ISS recommendation or HIML Policy on a particular voting issue, the portfolio manager shall document in writing the reasons that he/she believes that the ISS recommendation or HIML Policy is not in accordance with clients' best interests and submit such written documentation to the HGINA Chief Compliance Officer for consideration by the Proxy Committee. Upon review of the documentation and consultation with the portfolio manager and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation or HIML Policy if the Committee determines that it is in the best interests of clients and the Committee has addressed conflict of interest issues as discussed below.

Conflicts of Interest

For each director, officer and employee of HGINA ("HGINA person"), the interests of HGINA's clients must come first, ahead of the interest of HGINA and any person within the HGINA organization, which includes HGINA's affiliates.

Accordingly, each HGINA person must not put "personal benefit" whether tangible or intangible before the interests of clients of HGINA or otherwise take advantage of the relationship to HGINA's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of HGINA, as appropriate. It is imperative that each of HGINA's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HGINA's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if HGINA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

         o Business Relationships - where HGINA manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

         o Personal Relationships - where a HGINA person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

         o Familial Relationships - where a HGINA person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

         o Fund Relationships - HGINA may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

It is the responsibility of each director, officer and employee of HGINA to report any real or potential conflict of interest to the Chief Compliance Officer who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, all HGINA Proxy Voting Access Persons shall certify annually as to their compliance with this policy. "Proxy Voting Access Person" means (i) any director or executive officer of HGINA; (ii) any employee or associated person (including contract employees) of HGINA who, in connection with his/her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities for the PMPs. Any identified conflict of interest, whether personal or corporate, shall be communicated by the Chief Compliance Officer to the Proxy Committee.

         Proxy Committee Meetings

When a Proxy Committee Meeting is called, whether because of an ISS recusal or where no predetermined HIML Policy exists or request for override of an ISS recommendation or HIML Policy, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any HGINA person has reported a conflict of interest. In addition, the Chief Compliance Officer, or his designee, shall confirm by a review of the personal holdings reports submitted by HGINA persons whether any HGINA persons in the aggregate own 1% or more of a party interested in the proxy process' equity securities and report such information to the Proxy Committee. The Proxy Committee shall review the information provided to it to determine if an actual conflict of interest exists and the minutes of the Proxy Committee shall (1) describe any conflict of interest, (2) discuss any procedure used to address such conflict of interest,
(3) report any contacts from outside parties (other than routine communications from proxy solicitors, and (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best interest of clients and was made without regard to any conflict of interest. Based on the above review, the Proxy Committee will direct how to vote the proxies.

INTERNATIONAL SECURITIES

HGINA purchases or recommends the purchase for its clients of international securities (including ADRs), which may be subject to "share blocking" restrictions. This means that shareholders who vote proxies are not able to trade in that company's securities for a certain period of time on or around the shareholder meeting date. In addition, voting certain international securities may involve unusual costs to the clients. HGINA reserves the right not to vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply.



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

                                                                      APPENDIX A

                     HENDERSON INVESTMENT MANAGEMENT LIMITED

                          PROXY POLICIES AND PROCEDURES

It is the intent of Henderson Investment Management Limited (HIML) to vote proxies in the best interests of the firm's clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.


1.       RESPONSIBILITIES

         The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.


2.       SERVICE PROVIDERS

         HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

         Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.


3.       VOTING GUIDELINES

         HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson's approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.


3.1.     INTERNATIONAL CORPORATE GOVERNANCE POLICY

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a 'one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.(1)


------------
(1)      These Principles are based on the Organisation for Economic Development
         (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).



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3.2.     CORPORATE OBJECTIVE

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.


3.3.     DISCLOSURE AND TRANSPARENCY

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.


3.4.     BOARDS OF DIRECTORS

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

         o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

         o Monitoring the effectiveness of the company's governance practices and making changes as needed.

         o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

         o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

         o Ensuring a formal and transparent board nomination and election process.

         o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

         o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.



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         o        Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.


3.5.     SHAREHOLDER RIGHTS

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.


3.6.     AUDIT AND INTERNAL CONTROL

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).



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         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7.     REMUNERATION

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

         o the overall potential cost of the scheme, including the level of dilution

         o        the issue price of share options relative to the market price

         o the use of performance conditions aligning the interests of participants with shareholders

         o the holding period ie. the length of time from the award date to the earliest date of exercise

         o        the level of disclosure.


4.       VOTING PROCEDURES

         The procedure for casting proxy votes is as follows:

         1. Custodians notify ISS of forthcoming company meetings and send proxy materials.

         2.       ISS notifies Henderson of meetings via its VoteX website.

         3. ISS provides voting recommendations based on HIML's Proxy Voting Policies.

         4. The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.

         5. The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.



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         6.       Voting instructions are sent to custodians via the VoteX
                  website and executed by the custodians.

         7. If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the VoteX website and voting instructions are executed by the custodians.


5.       SHARE BLOCKING

         In a number of markets in which the funds invest, shares must be suspended from trading ('blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.


6.       CONFLICTS OF INTEREST

         For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

         Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

         Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

         The following are examples of situations where a conflict may exist:

         o Business Relationships - where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

         o Personal Relationships - where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;



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         o        Familial Relationships - where a HIML person has a known
                  familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

         o Fund Relationships - HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

         It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.


7.       PROXY COMMITTEE

         The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever a conflict of interest is identified.

         Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The members of the Proxy Committee shall choose a chair of the Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

         The Proxy Committee will review each item referred to it to determine if a conflict of interest exists and will produce a Conflicts Report for each referred item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and
         (3) based on confirmations from the relevant portfolio managers discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

         The Proxy Committee will review the issue and direct ISS as to how to vote the proxies.



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                                                                      APPENDIX A


1        RESPONSIBLE INVESTMENT POLICY

         Monitoring and taking action on financial performance, corporate governance and corporate responsibility

1.1      PURPOSE AND SCOPE

         Henderson Global Investors' Responsible Investment policy sets out how we discharge our responsibility towards our clients by protecting and enhancing shareholder value in the companies in which we invest on clients' behalf through our work on corporate governance (CG) and corporate responsibility (CR).

         We believe that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

         This policy sets out how Henderson implements the UK Institutional Shareholders' Committee's Statement of Principles on the
         Responsibilities of Institutional Shareholders and Agents(2). Henderson is a founding signatory of The United Nations Principles for Responsible Investment (PRI)(3), and this policy sets out our approach in applying the Principles across our equity holdings.

2        UK CORPORATE GOVERNANCE

2.1.     OVERVIEW

         The purpose of our corporate governance work is to try and ensure that the boards of the companies in which we invest perform to high standards and are accountable to shareholders. The composition and structure of boards, and the processes by which boards operate, need to be carefully planned and managed to this end.

         Henderson expects UK companies to comply with the Combined Code(4), including the Turnbull Guidance on Internal Control, or to provide adequate explanation of areas in which they fail to comply. Our corporate governance work is also guided by best practice guidelines developed by industry bodies such as the Association of British Insurers(5), the Association of Investment Companies(6) and the National Association of Pension Funds(7).

         While we prefer that companies adhere to the principles and provisions of the Combined Code and best practice, we recognise that a different approach may be justified in


------------
(2)      www.institutionalshareholderscommittee.org.uk
(3)      www.unpri.org
(4)      www.frc.org.uk/corporate/combinedcode.cfm
(5)      www.ivis.co.uk/Guidelines.aspx
(6)      www.theaic.co.uk/technical/guidesdirectors.asp
(7)      www.napf.co.uk/Policy/Governance.cfm



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         particular circumstances. We evaluate each deviation on its own merits.
         In such cases, the onus is on the company to provide us with sufficient information to enable us to take an informed view. Where adequate explanation is provided, we will support the board. However, where we judge that insufficient assurance has been given that the arrangements adopted are in the best interests of shareholders, we will not support the board.

         Henderson holds shares in many small companies, including companies listed on the Alternative Investment Market (AIM), where the Combined Code does not apply. We consider that the main principles of good corporate governance embodied in the Code are applicable to listed companies of all sizes and stages of development. However, we recognise that some of the more detailed provisions of the Code will not be appropriate. The onus is on smaller companies to explain their governance arrangements in relation to their size and stage of development. We support the work of the Quoted Companies Alliance(8)
         (QCA) in setting out guidelines for smaller quoted companies and AIM companies.

         The paragraphs below amplify and clarify certain aspects of Henderson's approach to a company's corporate governance.

2.2.     GOVERNANCE REPORTING

         Governance reporting has expanded exponentially in recent years. However, the increasing quantity of reporting has in many cases not been matched by better quality, with many companies indulging in 'boiler-plate' disclosure. We attach great value to the quality of governance reporting, which forms an important part of our assessment of companies. Reporting should explain clearly how the company's particular corporate governance arrangements and structure help it to develop and execute its strategy successfully.

2.3.     BOARD COMPOSITION

         The Board should be formed of a suitable balance and quality of executive and non-executive directors to enable it to execute strategic control of the company's affairs to maximise long term shareholder value. To this end, it is important that the Board has a sufficient contingent of independent non-executive directors to maintain appropriate oversight on shareholders' behalf.

2.4.     ROLES OF CHAIRMAN AND CHIEF EXECUTIVE

         In order to prevent the concentration of power in the hands of one person, we do not favour the combination of the roles of Chairman and Chief Executive. However, we recognise that in some very limited circumstances, the combination of these roles may be justified. Such circumstances may include where the chief executive has resigned and the chairman temporarily holds the chief executive role until a suitable replacement is found. Where a company believes its particular circumstances warrant the

------------
(8)      www.qcanet.co.uk/guidance_booklets.asp



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         combination of these roles, we expect prior disclosure and explanation of the circumstances.

         We do not favour chief executives or other executive directors going on to become chairman of the same company. Exceptionally, we may support such a move based upon a company's unique circumstances. In such a situation major shareholders should be consulted in advance and adequate justification must be provided.

2.5.     DEFINITION OF INDEPENDENCE

         When assessing the independence of a non-executive director, we will consider whether there are relationships or circumstances which are likely to affect, or could appear to affect, the director's judgement. These include where the director:

         o has been an employee of the company or group within the last five years

         o has, or has had within the last three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company

         o has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or a performance-related pay scheme, or is a member of the company's pension scheme

         o has close family ties with any of the company's advisers, directors or senior employees

         o holds cross-directorships or has significant links with other directors through involvement in other companies or bodies

         o        represents a significant shareholder

         o has served on the board for more than nine years from the date of their first election

         Where a company maintains that a non-executive director is independent despite the presence of the above relationships or circumstances, the onus is on the board to provide evidence to support the claim. Henderson will exercise judgement in assessing independence in each individual case. In particular, we do not consider that board tenure of more than nine years in itself necessarily compromises independence with the resultant implications for membership of board committees. Where appropriate, we will have regard to the non-executive director's performance on the board and committees in determining whether the director exercises independent judgement in relation to the company.

2.6.     APPOINTMENT AND RE-ELECTION OF DIRECTORS

         The appointment of any director to the board should be the result of a formal, rigorous and transparent procedure led by the Nomination Committee. The Nomination Committee should assure itself and the shareholders that the proposed director is able to devote sufficient time to the role. Where appropriate, we also have regard to the director's performance record at other companies.



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         We will support the election of directors who are able to contribute to the preservation and enhancement of shareholder value.

2.7.     NON-EXECUTIVE DIRECTORS

         Our voting decision on the appointment or reappointment of non-executive directors is also affected by factors which do not apply to executive directors. This is because of the monitoring duties that non-executive directors in particular are required to perform in order to protect shareholders' interests.

         When determining how to vote on the election of a non-executive director, in addition to the points stated in paragraph 2.6, we take into consideration the proportion of independent non-executive directors on the board and the suitability of the non-executive director to fulfil any committee duties.

         The fact that companies are required to have separate board committees does not, in our view, detract from the responsibility of the board as a whole for decisions or duties within the remit of the board committee. Where we have over a period expressed concern to the company about the performance of a particular committee and such concerns have not been resolved to our satisfaction, we may withhold support from any member of the board, irrespective of their membership of the particular committee, as we consider appropriate.

2.8.     SUCCESSION PLANNING

         We expect the board to make adequate arrangements for succession planning. This process should be led by the Nomination Committee. Details of appointment procedures for directors and succession planning arrangements should be disclosed to shareholders.

2.9.     RELATIONSHIP WITH AUDITORS

         It is of the utmost importance that auditors remain independent from the company. The company should disclose the scale of non-audit fees paid to the audit firm, the nature of the work involved, and the procedure for awarding such contracts.

         When considering whether to approve the appointment of auditors and their remuneration, the significant driver is the independence of the audit process. The audit committee, consisting solely of independent non-executive directors, not the executives or chairman, should be seen to lead the relationship of the company with the auditors.

         The fees generated from the provision of non-audit services should not be of such magnitude as to appear to impair the auditors' objectivity. Where non-audit fees are substantial relative to the audit fee it is up to the audit committee to justify why this expenditure is in shareholders' interests.



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2.10.    REMUNERATION


         The quality of a company's remuneration policy and practices can be seen as a litmus test of good corporate governance.

         Henderson believes that executives should be fairly rewarded for the contribution they make to the maximisation of long-term shareholder value. A fully independent Remuneration Committee has a critical role to play in determining a company's remuneration policy and practices. Remuneration Committees should ensure that executive remuneration packages are structured in a manner which reflects the achievement of corporate objectives and limits the possibility of 'rewards for failure'.

         We also attach importance to the Combined Code's principle on remuneration, namely that:

         "The Remuneration Committee should judge where to position their company relative to other companies. But they should use such comparisons with caution, in view of the risk of an upward ratchet of remuneration levels with no corresponding improvement in performance. They should also be sensitive to pay and employment conditions elsewhere in the group, especially when determining annual salary increases".(9)

         Companies should seek to develop remuneration arrangements specific to the company and clearly aligned with business strategy and objectives, utilising the most appropriate performance measures, rather than simply adopting 'off-the-peg' policies.

2.11.    SERVICE CONTRACTS

         Henderson does not approve of rolling service contracts terminable on more than one year's notice. This does not preclude companies, where necessary, from offering newly-recruited directors longer-term contracts which subsequently reduce to one year rolling contracts after a specified period. However, companies should not offer longer-term contracts to new directors as a matter of course. Where a company offers a new director a contract along these lines, an explanation of its necessity should be included in the report and accounts.

         We do not approve of remuneration policies that allow enhanced notice periods or compensation on a change of control of the company.

2.12.    REMUNERATION REPORT

         The Directors' Remuneration Report Regulations 2002 (Remuneration Regulations) provide shareholders with a platform to signal their view of a company's remuneration policy and practices to the Board. We expect remuneration reports to meet the disclosure requirements of the Remuneration Regulations. Companies should fully disclose all information that shareholders need to take an informed view of the remuneration policy, arrangements and practices.

------------
(9)      The Combined Code, Section B.1



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         Henderson assesses whether the remuneration policy and practices disclosed in the remuneration report meet best practice guidelines as prescribed in the Combined Code, the ABI Guidelines on Executive Remuneration and the ABI/NAPF Best Practice on Executive Contracts and Severance(10). Henderson also assesses whether the disclosed policy and practices sufficiently link executive rewards to the preservation and enhancement of shareholder value.

         While it is not possible to list all the factors that may cause us not to support a company's remuneration report, the factors that would cause concern include:

         o disclosure below the requirements of the Remuneration Regulations o executive director service contracts terminable on more than one year's notice o compensation on termination in excess of one year's remuneration o notice period or compensation in excess of one year on a change of control of the company

         o payment of compensation to executives when their service contracts are amended to bring them into line with best practice

         o salary increases or increased maximum bonus opportunities which are not linked to productivity improvement or increased responsibilities; the inappropriate use of comparator data to justify increases is to be discouraged

         o        ex-gratia payments for past performance

         o payment of transaction bonuses where the benefit to shareholders has not accrued or is not evident

         o the exercise of discretion by the Remuneration Committee to permit payment or awards beyond the scope of the company's disclosed remuneration policy without prior shareholder consultation. The exercise of such discretion must involve some demonstrable benefit to shareholders;

         o non-disclosure or insufficient information on the maximum individual rewards obtainable under performance-related remuneration schemes

         o amendments to material terms of performance-related remuneration without appropriate shareholder consultation or explanation. These include increases in maximum bonus potential or variations in performance targets which increase the likelihood of awards vesting

         o        repricing or exchange of underwater stock options

         o terms and structure of incentive schemes not in line with best practice

         o retesting of performance conditions not in line with ABI guidelines; and dilution limits not in line with ABI guidelines

         o incomplete disclosure of performance metrics, including all those applying to annual bonuses


------------
(10)     www.ivis.co.uk/Guidelines.aspx




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2.13.    INCENTIVE SCHEMES

         We will support incentive schemes which genuinely incentivise executives to pursue strategies which will increase long-term shareholder value and which align the interests of executives and shareholders. We expect incentive schemes to incorporate demanding performance targets which are aligned with business strategy and objectives and provide the highest rewards only for the highest performance.

         While it is the Board's responsibility, on the advice of the Remuneration Committee, to devise incentive schemes which drive a company's performance, Henderson has a preference for schemes which award conditional shares based on the attainment of performance targets. We also prefer performance targets based on a company's total shareholder return relative to an appropriate index or peer group. Where a total shareholder return performance measure is adopted, the Remuneration Committee should ensure that there has been an improvement in the company's underlying performance, by incorporating an appropriate financial measure underpin.

         Henderson considers that real alignment between the interests of shareholders and executives is achieved when executives hold shares in the company. We expect companies to introduce meaningful shareholding guidelines which require executives to hold shares in the company either through share purchases or the retention of shares acquired through share incentive schemes until a stated level of shareholding is achieved.

         Henderson will assess whether the structure of the incentive scheme accords with current market and best practice, having regard to the principles of the ABI Guidelines on Executive Remuneration. While all aspects of the ABI Guidelines are important, we wish to draw attention to the following points in particular:

         o share incentive scheme proposals should as far as possible be designed to be specific to an individual company's requirements and strategic outcomes.

         o full details of incentive scheme proposals and their cost implications should be disclosed. Henderson will not be able to approve proposals whose operation or implications are unclear.

         o proposed incentive schemes should form part of a well-considered remuneration package; the level of potential benefits should not be excessive and should be scaled relative to performance.

         o the maximum annual limit on individual participation should be disclosed; participation limits should be expressed as a percentage of salary and in setting this limit, remuneration committees should have regard to best practice and market norms. Awards higher than the market norm should be subject to more demanding performance conditions.

         o when determining the level of share incentive awards in any year, it may be appropriate for remuneration committees to take account of the company's performance (whether financial or operational) in the period preceding grant. This may be a more appropriate basis for determining award levels, within the limit approved by shareholders, rather than one based solely on peer group comparisons.



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         o        share incentive awards and option grants should be phased, generally on an annual basis, rather than awarded in block grants.

         o we are extremely reluctant to approve share-based remuneration with no forward-looking performance conditions even where companies have substantial US operations.

         o to ensure that executive rewards are based on genuine and sustained performance, it may be appropriate to set performance targets at a premium to depressed base levels. This would also avoid windfall rewards based not on genuine performance but on depressed share price or other financial results at the time of grant.

         o performance periods should be at least three years. We strongly encourage longer performance periods, in order to motivate the achievement of sustained performance.

         o re-testing of performance conditions is not appropriate for the majority of schemes, particularly where the Company has adopted a policy of making awards on an annual basis. A proposal to permit retesting under new schemes would only be supported in exceptional circumstances. The Board must also commit to a regular review of the retesting provision with a view to removing it when conditions permit. Retesting is not acceptable for conditional share awards and similar nil-priced option schemes.

         o there should be no automatic waiver of performance conditions on a change of control. The underlying financial performance of a company that is subject to a change of control should be a key determinant of what share-based awards, if any, should vest for participants.

         o share incentive awards should vest on a pro-rata basis, taking into account the vesting period that has elapsed at the time of the change of control.

2.14.    CHAIRMAN'S AND NON-EXECUTIVE DIRECTORS' REMUNERATION

         The chairman and non-executive directors should be appropriately rewarded for their contribution but this should be made available in cash or in shares bought or allocated at market price.

         We do not support the award of share incentives (or other incentives geared to the share price) to the chairman and non-executive directors. This is because such awards could compromise independence, encourage short-term focus and align interests with those of executives rather than shareholders.

         A proposal to award share incentives should be based on exceptional circumstances with the onus on the company to explain why the proposed arrangement is appropriate. Where it is necessary to offer share incentives, our preference is for a one-off grant, with the award in conditional shares as opposed to share options, to be retained during the directors' tenure. Companies should consult with shareholders prior to the grant of such awards.

         A non-executive director who is awarded share incentives would not be considered to be independent. Such directors should not be members of the Audit or Remuneration committee.



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2.15.    INVESTMENT TRUSTS

         Boards of investment trusts should ensure that the interests of the shareholders (who are also the customers of the investment trust) are paramount when considering all aspects of the operation of the investment trust. Henderson expects investment trust companies to comply with the AIC Code of corporate governance or to provide adequate explanation of areas in which they fail to comply. In particular, the Board should be sufficiently independent of the manager so that it is able to assess, objectively, the performance of the fund manager.
         Specifically:

         o a majority of the board, including the chairman, should be independent of the manager. In addition, directors who serve on more than one board managed by the same manager will not be regarded as independent;

         o no more than one current or recent employee of the manager should serve on a board. Such employee directors should stand for re-election annually. This provision does not apply to self-managed companies; and

         o no employee of the manager or executive of a self-managed company or ex-employee within the last five years should serve as chairman.

2.16. TAKE-OVERS AND MERGERS

         Our voting decisions on proposed take-overs and mergers are based primarily on our analysts' and fund managers' view on the alignment between the proposal and shareholders' interests. If there were a corporate governance dimension to the proposal, our decision-making process would take this into account.

3        INTERNATIONAL CORPORATE GOVERNANCE

3.1.     OVERVIEW

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a 'one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles(11)

3.2.     CORPORATE OBJECTIVE

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to


------------
(11)     These Principles are based on the Organisation for Economic Development
         (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).


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         ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders

3.3.     DISCLOSURE AND TRANSPARENCY

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(12)

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4.     BOARDS OF DIRECTORS

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply:

         o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

         o Monitoring the effectiveness of the company's governance practices and making changes as needed.

         o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

         o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

         o Ensuring a formal and transparent board nomination and election process.

         o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

         o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

         o        Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

------------
(12)     For further discussion of corporate responsibility see section 4.



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         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5.     SHAREHOLDER RIGHTS

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called 'poison pills', and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

3.6.     AUDIT AND INTERNAL CONTROL

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.



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3.7.     REMUNERATION

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration (and preferably the remuneration of individual board members and top executives), as well as the composition of that remuneration so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

         o the overall potential cost of the scheme, including the level of dilution

         o        the issue price of share options relative to the market price

         o the use of performance conditions aligning the interests of participants with shareholders

         o the holding period, ie, the length of time from the award date to the earliest date of exercise

         o        the level of disclosure

4.       CORPORATE RESPONSIBILITY

4.1      DEFINITION

         Henderson believes that good management of a range of responsibilities towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

         o economic responsibilities to shareholders, and fair and legal behaviour towards consumers, suppliers and competitors;

         o        responsibilities to minimise and manage environmental impacts;

         o        responsibilities towards employees; and

         o        responsibilities to the wider community.



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4.2      CORPORATE RESPONSIBILITY STANDARDS

         There are currently no standards for the broad range of CR issues that are universally recognised by companies and investors in the same way as the Combined Code for corporate governance in the UK or its statutory or market-based equivalents in other countries. Nonetheless, there is a body of international agreements amongst governments that provide a clear framework from which more specific expectations of business behaviour can be derived. Some of these, such as the Universal Declaration of Human Rights and International Labour Organisation conventions, have the force of international law. Others are voluntary but have substantial moral force. The OECD Guidelines for Multinational Enterprises, for example, have been agreed by governments, trades unions and civil society representatives.

         Henderson expects all companies in which it invests to adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(13) the UN Universal Declaration of Human Rights and the related covenants and conventions(14); International Labour Organisation conventions on labour standards(15); and the OECD Guidelines for Multinational Enterprises(16).

         The Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(17), developed by the UN Commission on Human Rights, also provide a useful broad framework.

4.3      DISCLOSURE ON CORPORATE RESPONSIBILITY

         Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period and its capabilities in relation to the issues.

         We support the UK Association of British Insurers (ABI) disclosure guidelines(18), which provide guidance for UK companies on ESG disclosures relating to Board responsibilities and to policies, procedures and verification.

         With regard to the Board, the company should state in its annual report whether:

         1.1 As part of its regular risk assessment procedures, the Board takes account of the significance of environmental, social and governance (ESG) matters to the business of the company.

------------
(13)     www.unglobalcompact.org
(14)     www.unhchr.ch/html/intlinst.htm
(15)     www.ilo.org/public/english/standards/norm/index.htm
(16)     www.oecd.org/pdf/M000015000/M00015419.pdf
(17)     www1.umn.edu/humanrts/links/NormsApril2003.html
(18)     http://www.ivis.co.uk/ResponsibleInvestmentDisclosure.aspx



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         1.2  The Board has identified and assessed the significant ESG risks to the company's short and long-term value, as well as the opportunities to enhance value that may arise from an appropriate response.

         1.3 The Board has received adequate information to make this assessment and that account is taken of ESG matters in the training of directors.

         1.4 The Board has ensured that the company has in place effective systems for managing and mitigating significant risks, which, where relevant, incorporate performance management systems and appropriate remuneration incentives.

         With regard to policies, procedures and verification, the annual report should:

         2.1 Include information on ESG-related risks and opportunities that may significantly affect the company's short- and long-term value, and how they might impact on the future of the business.

         2.2 Include in the description of the company's policies and procedures for managing risks, the possible impact on short- and long-term value arising from ESG matters. If the annual report and accounts states that the company has no such policies and procedures, the Board should provide reasons for their absence.

         2.3 Include information, where appropriate using Key Performance Indicators (KPIs), about the extent to which the company has complied with its policies and procedures for managing material risks arising from ESG matters and about the role of the Board in providing oversight.

         2.4 Where performance falls short of the objectives, describe the measures the Board has taken to put it back on track.

         2.5 Describe the procedures for verification of ESG disclosures. The verification procedure should be such as to achieve a reasonable level of credibility.

         With regard to the Board, the company should state in its remuneration report:

         3.1 Whether the remuneration committee is able to consider corporate performance on ESG issues when setting remuneration of executive directors. If the report states that the committee has no such discretion, then a reason should be provided for its absence.

         3.2 Whether the remuneration committee has ensured that the incentive structure for senior management does not raise ESG risks by inadvertently motivating irresponsible behaviour.



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         Where we judge that a company has not disclosed sufficient information on ESG issues, we may vote against the report and accounts.

4.4      ADDITIONAL DISCLOSURE ON CORPORATE RESPONSIBILITY

         ESG disclosure in the annual report will inevitably be relatively concise. In the case of many if not most companies it will be of great value to Henderson for fuller information to be provided in free-standing reports. Fuller reporting will also enable other stakeholders with a legitimate interest in the company to make an informed assessment of how the company is discharging its responsibilities towards them.

         It is important that information should wherever possible be comparable with that disclosed by other companies, particularly peers in a sector, in order to be of greatest value to us. While many jurisdictions lack legally binding ESG disclosure standards or indeed universally accepted voluntary standards, nonetheless, the voluntary standards produced by a number of bodies command considerable legitimacy.

         Henderson believes the Global Reporting Initiative (GRI) is the leading global standard for voluntary CR reporting.(19) It has the support of a wide range of companies, non-governmental organisations, international agencies and national governments. The GRI approach is similar to that of the UK Combined Code in that it sets out a range of issues and reporting indicators and asks companies to 'comply or explain', making their own judgements as to the relevance of individual issues. Companies can thus adapt the approach to their own particular circumstances. Nonetheless, we recognise that full GRI reporting is complex and that companies will need to develop their reporting capacity over time. Companies will also need to ensure consistency between any legal requirements for CR reporting and disclosure based on GRI.

         Henderson commends the Global Reporting Initiative guidelines and encourages companies to work towards reporting in full accordance with them.

         We also encourage companies to take part in sector and issue-specific disclosure initiatives, such as the Carbon Disclosure Project(20) and the framework set out in the Investor Statement on Pharmaceutical Companies and the Public Health Crisis in Emerging Markets.(21)

5.       POLICY IMPLEMENTATION

5.1      ENGAGEMENT AND ANALYSIS

         Henderson's fund managers, sector analysts, and corporate responsibility and corporate governance personnel maintain regular dialogue with companies. This dialogue allows us to monitor the development of companies' business, including areas such as overall strategy, business planning and delivery of objectives, capital structure, proposed acquisitions or disposals, corporate responsibility and corporate governance. In addition,


------------
(19)     www.globalreporting.org
(20)     www.cdproject.net
(21)     www.henderson.com/sri



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         we frequently engage with stakeholders such as NGOs, trade unions and other groups, to enhance our own views on company performance. Our analysis on corporate governance and corporate responsibility is fed into our overall investment process. Analysis is shared on internal IT systems and frequent discussion takes place between governance, CR and sector analysts and fund managers.

         We also undertake and commission bespoke corporate governance and corporate responsibility research focusing on specific themes and sectors.

         We take an active approach to making our views clear to companies and seeking improvements where we believe there are shortcomings in performance, or a company has failed to apply appropriate standards, or to provide adequate disclosure. We will continue our dialogue with the company over an extended period if necessary. If we are unable to resolve the matter through this dialogue, we may work with other institutional investors to put our concerns to the company jointly. We also have the option of using the voting rights held on behalf of clients to impress upon management the need for change or ultimately to support a takeover.

5.2.     VOTING

         We exercise voting rights on behalf of clients at meetings of all UK companies in which we have a holding. Outside of the UK, we vote according to client and fund manager priorities. We will not support board proposals which, in our view, are not in the best interests of shareholders. Where we have taken a decision not to support a management proposal we will, where practicable, seek to raise the issues with the company prior to voting.

         It is sometimes not possible to express disapproval of management action or policy by voting on a related resolution. In such cases, we may express our disapproval by not supporting the report and accounts. In such circumstances, we place particular emphasis on having a dialogue with the company to familiarise them with our reasons.

5.3      STOCK LENDING

         Stock lending makes an important contribution to market liquidity and provides additional investment returns for our clients. However, stock lending also has important implications for corporate governance policy as voting rights are transferred with any stock that is lent. We maintain the right to recall lent stock for voting purposes.

5.4      SHARE BLOCKING AND OTHER RESTRICTIONS ON VOTING

         In a number of markets in which Henderson invests, shares must be suspended from trading ('blocked') for a specified period before general meetings if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in a client's interest. In other markets, casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, Henderson will vote only in exceptional circumstances.



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6.       SYSTEMS AND PROCEDURES

6.1.     RESPONSIBLE INVESTMENT COMMITTEE

         Henderson has a standing Responsible Investment Committee which is responsible for overseeing and reviewing the implementation of the Responsible Investment Policy and any other related corporate governance and responsible investment matter within Henderson that may arise. The Committee is composed of representatives of the various fund management teams within Henderson, corporate responsibility personnel and corporate governance personnel.

6.2.     PROXY VOTING RESPONSIBILITIES

         Day-to-day responsibility for overseeing voting decisions lies with the Corporate Governance Manager. Voting decisions are made in close consultation with fund managers and analysts. Ultimate voting authority rests with individual portfolio managers, who are responsible for ensuring that votes are exercised in the best interests of fund beneficiaries.

6.3.     PROXY ADVISORY AND CORPORATE RESPONSIBILITY RESEARCH SERVICES

         To assist us in assessing the corporate governance of investee companies we subscribe to ISS (a corporate governance adviser owned by Risk Metrics). Our voting decisions are implemented electronically via the ISS Votex system.

         To assist us in assessing companies' management of corporate responsibility issues we purchase specialist research from a variety of sources.

6.4.     CONFLICTS OF INTEREST

         Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

         Where a conflict of interest arises, the matter will be referred to the Head of Equities by the Director of Company and Broker Relationships. The Head of Equities will convene a group comprising the Director of Company and Broker Relationships and other members of staff as appropriate. The Head of Equities will make our final engagement and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.

6.5.     CONFLICTS OF INTEREST IN RELATION TO HENDERSON GROUP

         When evaluating corporate governance and voting issues in relation to Henderson Group, our parent company, the overriding principle is the fiduciary duty we owe to our



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         clients. In order to ensure protection of our clients' interests, our policy will apply in the same way to Henderson Group as to all other companies.

6.6.     AUDIT TRAIL AND REPORTING

         We keep electronic records of all our engagement, voting and other corporate governance activities

         o Notes of meetings and other substantive contacts on corporate governance and corporate responsibility issues are logged on internal systems

         o Notes on the rationale for voting decisions are logged on internal systems

         These systems are used as the basis for our reporting to clients.

6.7.     EVALUATION OF EFFECTIVENESS

         We keep our CG and CR work under constant review to evaluate its effectiveness in influencing companies and generating analysis of value to our investment decision-making.

6.8      PUBLIC DISCLOSURE

         We publish information on our voting record on our website: www.henderson.com. Information on our engagement work and our analysis of specific CG and CR issues is also available on our website.

         For further information on Henderson's responsible investment work, please contact Antony Marsden, Corporate Governance Manager, antony.marsden@henderson.com.



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--------------------------------------------------------------------------------
Henderson Global Investors is the name under which Henderson Global Investors Limited, Henderson Fund Management plc, Henderson Administration Limited, Henderson Investment Funds Limited, Henderson Investment Management Limited and Henderson Alternative Investment Advisor Limited (each authorised and regulated by the Financial Services Authority and of 20 Bishopsgate, London EC2M 2DA) provide investment products and services.
--------------------------------------------------------------------------------

HENDERSON GLOBAL INVESTORS
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Tel: 020 7818 1818 Fax: 020 7818 1819

IMPORTANT INFORMATION

This document is issued by Henderson Global Investors Limited and is solely for
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This document may not be reproduced in any form without the express permission
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This document has been produced based on Henderson Global Investors' research
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This document does not constitute or form part of any offer or solicitation to issue, sell, subscribe or purchase any investment, nor shall it or the fact of
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contract for the same.

Please remember that past performance is not a guide to future performance. The value of an investment and the income from it can fall as well as rise as a result of market and currency fluctuations and you may not get back the amount originally invested. Tax assumptions may change if the law changes and the value of tax relief will depend upon individual circumstances.

Henderson Global Investors is the name under which Henderson Global Investors Limited, Henderson Fund Management plc, Henderson Administration Limited, Henderson Investment Funds Limited, Henderson Investment Management Limited and Henderson Alternative Investment Advisor Limited (each authorised and regulated by the Financial Services Authority and of 4 Broadgate, London EC2M 2DA) provide investment products and services. We may record telephone calls for our mutual
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                                                                      APPENDIX B


INTERNATIONAL RESPONSIBLE INVESTMENT POLICY

Monitoring and taking action on financial performance, corporate governance and corporate responsibility

PROXY VOTING POLICIES AND PROCEDURES

A.       PRINCIPLES(22)

1.       BACKGROUND

Henderson Global Investors believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out Henderson's approach to corporate governance, corporate responsibility and proxy voting for non-UK companies.

2.       CORPORATE OBJECTIVE

The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders

3.       DISCLOSURE AND TRANSPARENCY

Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(23)

4.       BOARDS OF DIRECTORS

Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply :

1. Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.


------------
(22) These Principles are based on the Organisation for Economic Co-operation and Development (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

(23)     For further discussion of corporate responsibility see section 9.


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2.       Monitoring the effectiveness of the company's governance practices and making changes as needed.

3. Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

4. Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

5. Ensuring a formal and transparent board nomination and election process.

6. Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

7. Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

8.       Overseeing the process of disclosure and communications.

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.
Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.
Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

5.       SHAREHOLDER RIGHTS

All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

Shareholders should be given sufficient information about all proposals, sufficiently early, to allow them to make an informed judgment and exercise their voting rights. Each proposal



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should be presented separately to shareholders - multiple proposals should not be combined in the same resolution.

6.       AUDIT AND INTERNAL CONTROL

Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

7.       REMUNERATION

Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

8.       CORPORATE RESPONSIBILITY

8.1      Definition

Henderson believes that good management of a range of responsibilities that companies have towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

o economic responsibilities to shareholders and to behave fairly and legally in the marketplace, towards consumers, suppliers and competitors;

o        responsibilities to minimise and manage environmental impacts;

o        responsibilities towards employees; and

o        responsibilities to the wider community.


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8.2      Corporate responsibility standards

Companies should adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(24) the UN Universal Declaration of Human Rights and the related covenants and conventions(25); International Labour Organisation conventions on labour standards(26); the OECD Guidelines for Multinational Enterprises(27).

The Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(28), developed by the UN Commission on Human Rights, also provide a useful broad framework.

8.3      Disclosure on corporate responsibility

8.3.1    Annual Report

COMPANIES SHOULD DISCLOSE IN THEIR ANNUAL REPORT HOW THEY ARE MANAGING KEY RISKS AND OPPORTUNITIES LINKED TO SOCIAL, ENVIRONMENTAL AND ETHICAL ISSUES.

8.3.2    ADDITIONAL DISCLOSURES: GLOBAL REPORTING INITIATIVE

Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period; and its capability in relation to the issues.

HENDERSON BELIEVES THE GLOBAL REPORTING INITIATIVE (GRI) IS THE LEADING GLOBAL STANDARD FOR VOLUNTARY CORPORATE RESPONSIBILITY REPORTING.(29) IT HAS THE SUPPORT OF A WIDE RANGE OF COMPANIES, NON-GOVERNMENTAL ORGANISATIONS, INTERNATIONAL AGENCIES AND NATIONAL GOVERNMENTS. THE GRI APPROACH IS SIMILAR TO THAT OF MANY MARKET-BASED CORPORATE GOVERNANCE CODES IN THAT IT SETS OUT A RANGE OF ISSUES AND REPORTING INDICATORS AND ASKS COMPANIES TO 'COMPLY OR EXPLAIN', MAKING THEIR OWN JUDGEMENTS AS TO THE RELEVANCE OF INDIVIDUAL ISSUES. COMPANIES CAN THUS ADAPT THE APPROACH TO THEIR OWN PARTICULAR CIRCUMSTANCES.

HENDERSON COMMENDS THE GLOBAL REPORTING INITIATIVE GUIDELINES AND ENCOURAGES COMPANIES TO WORK TOWARDS REPORTING IN FULL ACCORDANCE WITH THEM.


------------
(24)     www.unglobalcompact.org
(25)     www.unhchr.ch/html/intlinst.htm
(26)     http://www.ilo.org/public/english/standards/norm/index.htm
(27)     http://www.oecd.org/document/28/0,2340,en_2649_34889_
         2397532_1_1_1_1,00.html
(28) Prepared by a working group of the UN Commission on Human Rights and available at:
         http://www.unhchr.ch/Huridocda/Huridoca.nsf/0/13e40a9bc4e3be3fc
         1256912003c5797/$FILE/G0013866.pdf
(29)     http://www.globalreporting.org/guidelines/2002.asp


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B.       Proxy Voting Policies

IN THE LIGHT OF THE PRINCIPLES ELABORATED ABOVE, HENDERSON HAS ADOPTED PROXY VOTING GUIDELINES AND PROCEDURES. THE PROXY VOTING GUIDELINES, REPRESENT HOW HENDERSON WILL GENERALLY VOTE ON CERTAIN MATTERS. THESE GUIDELINES ARE DERIVED FROM INSTITUTIONAL SHAREHOLDER SERVICES' (ISS) GLOBAL POLICY. ISS PROVIDES PROXY VOTING RESEARCH AND VOTE EXECUTION SERVICES TO HENDERSON. OUR VOTING DECISIONS ARE MADE AS A RESULT OF CONSULTATION BETWEEN CORPORATE GOVERNANCE SPECIALISTS, FUND MANAGERS AND ANALYSTS WITHIN HENDERSON. OUR POLICY IS TO FOLLOW ISS VOTING RECOMMENDATIONS EXCEPT WHERE WE DO NOT CONSIDER THEM TO BE IN OUR CLIENTS' INTERESTS, FOR EXAMPLE BECAUSE THEY DO NOT TAKE SUFFICIENT ACCOUNT OF LOCAL PRACTICE AS WELL AS THE COMPANY'S PARTICULAR CIRCUMSTANCES.

Global Proxy Voting Guidelines

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

         o there are concerns about the accounts presented or audit procedures used; or

         o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

         o there are serious concerns about the accounts presented or the audit procedures used;

         o        the auditors are being changed without explanation; or

         o non audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

         o there are serious concerns about the statutory reports presented or the audit procedures used;

         o questions exist concerning any of the statutory auditors being appointed; or

         o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

         o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

         o the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.


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Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

         o        Adequate disclosure has not been provided in a timely manner;

         o There are clear concerns over questionable finances or restatements;

         o There have been questionable transactions with conflicts of interest;

         o There are any records of abuses against minority shareholder interests; and

         o the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labour representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.


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Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

         o there are serious questions about actions of the board or management for the year in question; or

         o legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with pre-emptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without pre-emptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without pre-emptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

         o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

         o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.


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Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.


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Share Repurchase Plans

Vote FOR share repurchase plans, unless:

         o        clear evidence of past abuse of the authority is available; or

         o        the plan contains no safeguards against selective buybacks.

Re-issuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote FOR mergers and acquisitions, unless:

         o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

         o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Anti-takeover Mechanisms

Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.


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Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Proxy Voting Procedures

3.       RESPONSIBILITIES

Day-to-day responsibility for voting decisions lies with the Corporate Governance Manager. Voting decisions are made in close consultation with fund managers and analysts. If agreement cannot be reached by staff at this level, a decision is made by the Head of Equities. In these circumstances the rationale for the decision is recorded in writing.

4.       SHARE BLOCKING AND OTHER RESTRICTIONS ON VOTING

In a number of markets in which Henderson invests, shares must be suspended from trading ('blocked') for a specified period before general meetings if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, Henderson will vote only in exceptional circumstances.

3.       STOCK LENDING

Stock lending makes an important contribution to market liquidity, and also provides additional investment returns for our clients. However, stock lending also has important implications for corporate governance policy as voting rights are transferred with any stock that is lent. We maintain the right to recall lent stock for voting purposes.

4.       CONFLICTS OF INTEREST

Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

Where a conflict of interest arises, the matter will be referred to the Head of Equities by the Corporate Governance Manager. The Head of Equities will convene a group comprising the Corporate Governance Manager and other members of staff as appropriate. The Head of Equities will make our final engagement, activism and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.

4.1. Conflicts of Interests in relation to Henderson Group

When evaluating corporate governance and voting issues in relation to Henderson Group, our parent company, the overriding principle is the fiduciary duty we owe to our clients. In order to ensure protection of our clients' interests, our policy will apply in the same way to Henderson Group as to all other companies.


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--------------------------------------------------------------------------------
HENDERSON GLOBAL INVESTORS IS THE NAME UNDER WHICH HENDERSON GLOBAL INVESTORS LIMITED, HENDERSON FUND MANAGEMENT PLC, HENDERSON ADMINISTRATION LIMITED, HENDERSON INVESTMENT FUNDS LIMITED, HENDERSON INVESTMENT MANAGEMENT LIMITED AND HENDERSON ALTERNATIVE INVESTMENT ADVISOR LIMITED (EACH AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY AND OF 4 BROADGATE, LONDON EC2M 2DA) PROVIDE INVESTMENT PRODUCTS AND SERVICES. WE MAY RECORD TELEPHONE CALLS FOR OUR MUTUAL PROTECTION AND TO IMPROVE CUSTOMER SERVICE.
--------------------------------------------------------------------------------


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                                                                      APPENDIX C

HIML US PROXY VOTING GUIDELINES

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent,

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

         o        Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held


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each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

                             2. BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

         o        Composition of the board and key board committees;

         o        Attendance at board and committee meetings;

         o        Corporate governance provisions and takeover activity;

         o        Disclosures under Section 404 of Sarbanes-Oxley Act;

         o Long-term company performance relative to a market and peer index;

         o        Extent of the director's investment in the company;

         o        Existence of related party transactions;

         o        Whether the chairman is also serving as CEO;

         o        Whether a retired CEO sits on the board;

         o        Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

         o        Sit on more than six public company boards;

         o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

         o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

         o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

         o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

         o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

         o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

         o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

         o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.



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WITHHOLD from Inside Directors and Affiliated Outside Directors (per the
Classification of Directors below) when:

         o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

         o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

         o        The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

         o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

         o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

         o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

         o The company fails to submit one-time transfers of stock options to a shareholder vote;

         o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

         o The company has poor compensation practices, which include, but are not limited to:
                  - EGREGIOUS EMPLOYMENT CONTRACTS INCLUDING EXCESSIVE SEVERANCE PROVISIONS;
                  -        EXCESSIVE PERKS THAT DOMINATE COMPENSATION;
                  -        HUGE BONUS PAYOUTS WITHOUT JUSTIFIABLE PERFORMANCE
                           LINKAGE;
                  - PERFORMANCE METRICS THAT ARE CHANGED DURING THE PERFORMANCE PERIOD;
                  - EGREGIOUS SERP (SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS) PAYOUTS;
                  -        NEW CEO WITH OVERLY GENEROUS NEW HIRE PACKAGE;
                  -        INTERNAL PAY DISPARITY;
                  - OTHER EXCESSIVE COMPENSATION PAYOUTS OR POOR PAY PRACTICES AT THE COMPANY.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.


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Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

VOTE CASE-BY-CASE ON PROPOSALS TO RESTORE OR PERMIT CUMULATIVE VOTING. IF ONE OF THESE THREE STRUCTURES IS PRESENT, VOTE AGAINST THE PROPOSAL:

         o        THE PRESENCE OF A MAJORITY THRESHOLD VOTING STANDARD;

         o A PROXY ACCESS PROVISION IN THE COMPANY'S BYLAWS OR GOVERNANCE DOCUMENTS; OR

         o A COUNTERBALANCING GOVERNANCE STRUCTURE COUPLED WITH ACCEPTABLE RELATIVE PERFORMANCE.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

         o        Annually elected board;

         o        Two-thirds of the board composed of independent directors;

         o        Nominating committee composed solely of independent directors;

         o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

         o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

         o Absence of superior voting rights for one or more classes of stock;

         o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

         o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

         o NO DIRECTOR RECEIVED WITHHOLD VOTES OF 35% OR MORE OF THE VOTES CAST IN THE PREVIOUS ELECTION.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

         o        If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.


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Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

         o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
                  - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
                  - Serves as liaison between the chairman and the independent directors,
                  -        Approves information sent to the board,
                  -        Approves meeting agendas for the board,
                  - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
                  - Has the authority to call meetings of the independent directors,
                  - If requested by major shareholders, ensures that he is available for consultation and direct communication;

         o        Two-thirds independent board;

         o        All-independent key committees;

         o        Established governance guidelines;

         o        The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the



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company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

         o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

         o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

         o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

         o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

         o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

         o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

         o Effectively disclosed information with respect to this structure to its shareholders;

         o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

         o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card.


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Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

                                3. PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

         o Long-term financial performance of the target company relative to its industry;

         o        Management's track record;

         o        Background to the proxy contest;

         o        Qualifications of director nominees (both slates);

         o Strategic plan of dissident slate and quality of critique against management;

         o Likelihood that the proposed goals and objectives can be achieved (both slates);

         o        Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

               4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.


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Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has:

(1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

         o        Shareholders have approved the adoption of the plan; or

         o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

         o        No lower than a 20% trigger, flip-in or flip-over;

         o        A term of no more than three years;

         o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

         o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings


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                                OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

         o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

         o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

         o        Strategic rationale - Does the deal make sense strategically?
                  From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

         o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

         o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

         o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

         o        Purchase price;

         o        Fairness opinion;

         o        Financial and strategic benefits;

         o        How the deal was negotiated;

         o        Conflicts of interest;

         o        Other alternatives for the business;

         o        Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

         o        Impact on the balance sheet/working capital;


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         o        Potential elimination of diseconomies;

         o        Anticipated financial and operating benefits;

         o        Anticipated use of funds;

         o        Value received for the asset;

         o        Fairness opinion;

         o        How the deal was negotiated;

         o        Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

         o        Dilution to existing shareholders' position;

         o        Terms of the offer;

         o        Financial issues;

         o        Management's efforts to pursue other alternatives;

         o        Control issues;

         o        Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

         o        The reasons for the change;

         o        Any financial or tax benefits;

         o        Regulatory benefits;

         o        Increases in capital structure;

         o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

         o        Adverse changes in shareholder rights.


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Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

         o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

         o        Cash-out value;

         o Whether the interests of continuing and cashed-out shareholders are balanced; and

         o        The market reaction to public announcement of transaction.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

         o        Percentage of assets/business contributed;

         o        Percentage ownership;

         o        Financial and strategic benefits;

         o        Governance structure;

         o        Conflicts of interest;

         o        Other alternatives;

         o        Noncompletion risk.


Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

         o        Management's efforts to pursue other alternatives;

         o        Appraisal value of assets; and

         o        The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

         o        Dilution to existing shareholders' position;

         o        Terms of the offer;

         o        Financial issues;

         o        Management's efforts to pursue other alternatives;

         o        Control issues;

         o        Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.


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Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

         o        Tax and regulatory advantages;

         o        Planned use of the sale proceeds;

         o        Valuation of spinoff;

         o        Fairness opinion;

         o        Benefits to the parent company;

         o        Conflicts of interest;

         o        Managerial incentives;

         o        Corporate governance changes;

         o        Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

         o        Prolonged poor performance with no turnaround in sight;

         o        Signs of entrenched board and management;

         o        Strategic plan in place for improving value;

         o Likelihood of receiving reasonable value in a sale or dissolution; and

         o Whether company is actively exploring its strategic options, including retaining a financial advisor.

                            6. STATE OF INCORPORATION

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.


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Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.


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State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

                              7. CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

         o        Rationale;

         o Good performance with respect to peers and index on a five-year total shareholder return basis;

         o        Absence of non-shareholder approved poison pill;

         o        Reasonable equity compensation burn rate;

         o        No non-shareholder approved pay plans; and

         o        Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders;

         o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.


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Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

         o        More simplified capital structure;

         o        Enhanced liquidity;

         o        Fairness of conversion terms;

         o        Impact on voting power and dividends;

         o        Reasons for the reclassification;

         o        Conflicts of interest; and

         o        Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.


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Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

         o        Adverse governance changes;

         o        Excessive increases in authorized capital stock;

         o        Unfair method of distribution;

         o        Diminution of voting rights;

         o        Adverse conversion features;

         o        Negative impact on stock option plans; and

         o        Alternatives such as spin-off.

                     8. EXECUTIVE AND DIRECTOR COMPENSATION

                            EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

         o        The total cost of the company's equity plans is unreasonable;

         o The plan expressly permits the repricing of stock options without prior shareholder approval;

         o There is a disconnect between CEO pay and the company's performance;

         o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

         o        The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect Generally vote AGAINST plans in which:

         o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

         o the main source of the pay increase (over half) is equity-based, and

         o        the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

         o The compensation committee has reviewed all components of the CEO's compensation, including the following:
                  -        Base salary, bonus, long-term incentives;
                  - Accumulative realized and unrealized stock option and restricted stock gains;
                  - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
                  - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
                  - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

         o A tally sheet with all the above components should be disclosed for the following termination scenarios:
                  -        Payment if termination occurs within 12 months:
                           $_____;
                  - Payment if "not for cause" termination occurs within 12 months: $_____;
                  - Payment if "change of control" termination occurs within 12 months: $_____.

         o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

         o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(30) or performance-accelerated grants.(31) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

         o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.


------------
(30) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(31) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

  2006 PROXY SEASON BURN RATE TABLE

                                                 RUSSELL 3000                        NON-RUSSELL 3000
                                               ----------------------------------- ----------------------------------
                                                            STANDARD    MEAN+STD                STANDARD    MEAN+STD
   GICS      DESCRIPTIONS                        MEAN       DEVIATION   EV           MEAN       DEVIATION   EV
---------------------------------------------------------------------------------- ----------------------------------
   1010    Energy                                1.53%      0.96%       2.50%        2.03%     2.53%       4.56%
---------------------------------------------------------------------------------- ----------------------------------
   1510    Materials                             1.37%      0.74%       2.11%        2.15%     2.01%       4.16%
---------------------------------------------------------------------------------- ----------------------------------
   2010    Capital Goods                         1.84%      1.09%       2.93%        2.74%     2.63%       5.37%
---------------------------------------------------------------------------------- ----------------------------------
   2020    Commercial Services & Supplies        2.73%      1.60%       4.33%        3.43%     4.18%       7.61%
---------------------------------------------------------------------------------- ----------------------------------
   2030    Transportation                        1.76%      1.71%       3.47%        2.18%     2.12%       4.30%
---------------------------------------------------------------------------------- ----------------------------------
   2510    Automobiles & Components              1.97%      1.27%       3.24%        2.23%     2.29%       4.51%
---------------------------------------------------------------------------------- ----------------------------------
   2520    Consumer Durables & Apparel           2.04%      1.22%       3.26%        2.86%     2.48%       5.35%
---------------------------------------------------------------------------------- ----------------------------------
   2530    Hotels Restaurants & Leisure          2.22%      1.09%       3.31%        2.71%     2.46%       5.17%
---------------------------------------------------------------------------------- ----------------------------------
   2540    Media                                 2.14%      1.24%       3.38%        3.26%     2.52%       5.77%
---------------------------------------------------------------------------------- ----------------------------------
   2550    Retailing                             2.54%      1.59%       4.12%        4.01%     4.03%       8.03%
---------------------------------------------------------------------------------- ----------------------------------
   3010,   Food & Staples Retailing              1.82%      1.31%       3.13%        2.20%     2.79%       4.99%
   3020,
   3030
---------------------------------------------------------------------------------- ----------------------------------
   3510    Health Care Equipment & Services      3.20%      1.71%       4.91%        4.33%     3.20%       7.53%
---------------------------------------------------------------------------------- ----------------------------------
   3520    Pharmaceuticals & Biotechnology       3.70%      1.87%       5.57%        5.41%     4.74%      10.15%
---------------------------------------------------------------------------------- ----------------------------------
   4010    Banks                                 1.46%      1.00%       2.46%        1.38%     1.42%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4020    Diversified Financials                3.00%      2.28%       5.28%        4.46%     4.01%       8.47%
---------------------------------------------------------------------------------- ----------------------------------
   4030    Insurance                             1.52%      1.04%       2.56%        2.25%     2.85%       5.10%
---------------------------------------------------------------------------------- ----------------------------------
   4040    Real Estate                           1.30%      1.01%       2.31%        1.12%     1.67%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4510    Software & Services                   5.02%      2.98%       8.00%        6.92%     6.05%      12.97%
---------------------------------------------------------------------------------- ----------------------------------
   4520    Technology Hardware & Equipment       3.64%      2.48%       6.11%        4.73%     4.02%       8.75%
---------------------------------------------------------------------------------- ----------------------------------
   4530    Semiconductors & Semiconductor
           Equip.                                4.81%      2.86%       7.67%        5.01%     3.06%       8.07%
---------------------------------------------------------------------------------- ----------------------------------
   5010    Telecommunication Services            2.31%      1.61%       3.92%        3.70%     3.41%       7.11%
---------------------------------------------------------------------------------- ----------------------------------
   5510    Utilities                             0.94%      0.62%       1.56%        2.11%     4.13%       6.24%
---------------------------------------------------------------------------------- ----------------------------------

         For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

---------------------------------- ------------------------------- ------------------------------------------------
CHARACTERISTICS                    Annual Stock Price Volatility                       PREMIUM
---------------------------------- ------------------------------- ------------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------

Poor Pay Practices

VOTE AGAINST EQUITY PLANS IF THE PLAN IS A VEHICLE FOR POOR COMPENSATION PRACTICES.

WITHOLD FROM COMPENSATION COMMITTEE MEMBERS IF THE COMPANY HAS POOR COMPENSATION PRACTICES.

POOR COMPENSATION PRACTICES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

         o EGREGIOUS EMPLOYMENT CONTRACTS INCLUDING EXCESSIVE SEVERANCE PROVISIONS;

         o        EXCESSIVE PERKS THAT DOMINATE COMPENSATION;

         o        HUGE BONUS PAYOUTS WITHOUT JUSTIFIABLE PERFORMANCE LINKAGE;

         o        PERFORMANCE METRICS THAT ARE CHANGED DURING THE PERFORMANCE
                  PERIOD;

         o        EGREGIOUS SERP (SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS)
                  PAYOUTS;

         o        NEW CEO WITH OVERLY GENEROUS HIRING PACKAGE;

         o        INTERNAL PAY DISPARITY;

         o OTHER EXCESSIVE COMPENSATION PAYOUTS OR POOR PAY PRACTICES AT THE COMPANY.

      SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

Dividend Equivalent Rights

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

                    OTHER COMPENSATION PROPOSALS AND POLICIES

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

         o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

         o        Vesting schedule or mandatory holding/deferral period:
                  - A minimum vesting of three years for stock options or restricted stock; or
                  - Deferred stock payable at the end of a three-year deferral period.

         o        Mix between cash and equity:
                  -        A balanced mix of cash and equity, for example 40%
                           cash/60% equity or 50% cash/50% equity; or
                  -        If the mix is heavier on the equity component, the
                           vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

         o No retirement/benefits and perquisites provided to non-employee directors; and

         o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

------------------------------------- ----------------------------------- -----------------------------------
             COMPONENT                      AMOUNT EARNED/GRANTED                    DESCRIPTION
------------------------------------- ----------------------------------- -----------------------------------
Base Salary                           Current figure                      Explanation of any increase in
                                                                          base salary
------------------------------------- ----------------------------------- -----------------------------------
Annual Incentive                      Target:                             Explanation of specific
                                      Actual earned:                      performance measures and actual
                                                                          deliverables.

                                                                          State amount tied to actual
                                                                          performance.

                                                                          State any discretionary bonus.
------------------------------------- ----------------------------------- -----------------------------------
Stock Options                         Number granted:                     Rationale for determining the
                                      Exercise price:                     number of stock options issued to
                                      Vesting:                            CEO.
                                      Grant value:
                                                                          Accumulated dividend equivalents
                                                                          (if any).
------------------------------------- ----------------------------------- -----------------------------------
Restricted Stock                      Number granted:                     Performance based or time based.
                                      Vesting:
                                      Grant value:                        Rationale for determining the
                                                                          number of restricted stock issued
                                                                          to CEO.

                                                                          Accumulated dividends on vested
                                                                          and unvested portion.
------------------------------------- ----------------------------------- -----------------------------------


                                      114

------------------------------------- ----------------------------------- -----------------------------------
             COMPONENT                      AMOUNT EARNED/GRANTED                    DESCRIPTION
------------------------------------- ----------------------------------- -----------------------------------
Performance Shares                    Minimum:                            Explanation of specific
                                      Target:                             performance measures and actual
                                      Maximum:                            deliverables.
                                      Actual earned:
                                      Grant value:                        Any dividends on unearned
                                                                          performance shares.
------------------------------------- ----------------------------------- -----------------------------------
Deferred compensation                 Executive portion:                  Provide structure and terms of
                                      Company match (if any):             program.

                                      Accumulated executive portion:      Explanation of interest,
                                      Accumulated company match (if       formulas, minimum guarantees or
                                      any):                               multipliers on deferred
                                                                          compensation.

                                                                          Any holding periods on the
                                                                          company match portion.

                                                                          Funding mechanism
------------------------------------- ----------------------------------- -----------------------------------
Supplemental retirement benefit       Actual projected payment            Provide structure and terms of
                                      obligations                         program.

                                                                          Explanation of formula, additional
                                                                          credits for years not worked,
                                                                          multipliers or interest on
                                                                          SERPs.

                                                                          Funding mechanism.
------------------------------------- ----------------------------------- -----------------------------------
Executive perquisites                 Breakdown of the market value of    The types of perquisites
                                      various perquisites                 provided. Examples: company
                                                                          aircraft, company cars, etc.
------------------------------------- ----------------------------------- -----------------------------------
Gross-ups (if any)                    Breakdown of gross-ups for any
                                      pay component
------------------------------------- ----------------------------------- -----------------------------------
Severance associated with             Estimated payout amounts for        Single trigger or double trigger.
change-in-control                     cash, equity and benefits
------------------------------------- ----------------------------------- -----------------------------------
Severance (Termination scenario       Estimated payout amounts for
under "for cause" and "not for        cash, equity and benefits under
cause")                               different scenarios
------------------------------------- ----------------------------------- -----------------------------------
Post retirement package               Estimated value of consulting
                                      agreement and continuation of
                                      benefits
------------------------------------- ----------------------------------- -----------------------------------
ESTIMATED TOTAL PACKAGE               $
------------------------------------- ----------------------------------- -----------------------------------

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

         o        Purchase price is at least 85 percent of fair market value;

         o        Offering period is 27 months or less; and

         o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

         o        Purchase price is less than 85 percent of fair market value;
                  or

         o        Offering period is greater than 27 months; or

         o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

         o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

         o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

         o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

         o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

         o        Historic trading patterns;

         o        Rationale for the repricing;

         o        Value-for-value exchange;

         o        Treatment of surrendered options;

         o        Option vesting;

         o        Term of the option;

         o        Exercise price;

         o        Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

         o Executive officers and non-employee directors are excluded from participating;

         o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

         o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

                      SHAREHOLDER PROPOSALS ON COMPENSATION

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

         o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

         o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

         o The triggering mechanism should be beyond the control of management;

         o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

         o        Change-in-control payments should be double-triggered, i.e.,
                  (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

                           9. CORPORATE RESPONSIBILITY

                        CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

         o The company is conducting animal testing programs that are unnecessary or not required by regulation;

         o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

         o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

         o The company has already published a set of animal welfare standards and monitors compliance;

         o The company's standards are comparable to or better than those of peer firms; and

         o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

         o        The existing level of disclosure on pricing policies;

         o        Deviation from established industry pricing norms;

         o The company's existing initiatives to provide its products to needy consumers;

         o Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.


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Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

         o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

         o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

         o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

         o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

         o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

         o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

         o The company's existing healthcare policies, including benefits and healthcare access for local workers;

         o Company donations to healthcare providers operating in the region.


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Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

         o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

         o Whether the company has adequately disclosed the financial risks of its subprime business;

         o Whether the company has been subject to violations of lending laws or serious lending controversies;

         o        Peer companies' policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

         o Whether the company complies with all local ordinances and regulations;

         o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

         o        The risk of any health-related liabilities.

Advertising to youth:

         o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

         o Whether the company has gone as far as peers in restricting advertising;

         o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

         o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

         o        The percentage of the company's business affected;

         o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

         o        The percentage of the company's business affected;

         o        The feasibility of a spin-off;

         o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.


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Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

         o Current regulations in the markets in which the company operates;

         o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

         o        The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

                             ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

         o New legislation is adopted allowing development and drilling in the ANWR region;

         o        The company intends to pursue operations in the ANWR; and

         o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

         o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

         o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

         o Environmentally conscious practices of peer companies, including endorsement of CERES;

         o        Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

         o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

         o        The company does not directly source from CAFOs.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

         o The feasibility of financially quantifying environmental risk factors;


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         o        The company's compliance with applicable legislation and/or regulations regarding environmental performance;

         o        The costs associated with implementing improved standards;

         o The potential costs associated with remediation resulting from poor environmental performance; and

         o The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

         o The company does not maintain operations in Kyoto signatory markets;

         o The company already evaluates and substantially discloses such information; or,

         o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

         o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

         o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

         o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

         o The company does not currently have operations or plans to develop operations in these protected regions; or,


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         o        The company provides disclosure on its operations and
                  environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

         o The nature of the company's business and the percentage affected;

         o        The extent that peer companies are recycling;

         o        The timetable prescribed by the proposal;

         o        The costs and methods of implementation;

         o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

         o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

         o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         o The company is in compliance with laws governing corporate political activities; and

         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

         o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

         o The public availability of a policy on political contributions.


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Vote AGAINST proposals barring the company from making political contributions.
Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         o        The relevance of the issue to be linked to pay;

         o The degree that social performance is already included in the company's pay structure and disclosed;

         o The degree that social performance is used by peer companies in setting pay;

         o Violations or complaints filed against the company relating to the particular social performance measure;

         o Artificial limits sought by the proposal, such as freezing or capping executive pay

         o        Independence of the compensation committee;

         o        Current company pay levels.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

         o        Risks associated with certain international markets;

         o        The utility of such a report to shareholders;

         o The existence of a publicly available code of corporate conduct that applies to international operations.

                        LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

         o There are serious controversies surrounding the company's China operations; and

         o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         o        The nature and amount of company business in that country;


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         o        The company's workplace code of conduct;

         o        Proprietary and confidential information involved;

         o Company compliance with U.S. regulations on investing in the country;

         o        Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

         o Agreements with foreign suppliers to meet certain workplace standards;

         o        Whether company and vendor facilities are monitored and how;

         o        Company participation in fair labor organizations;

         o        Type of business;

         o        Proportion of business conducted overseas;

         o        Countries of operation with known human rights abuses;

         o Whether the company has been recently involved in significant labor and human rights controversies or violations;

         o        Peer company standards and practices;

         o        Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

         o The company does not operate in countries with significant human rights violations;

         o The company has no recent human rights controversies or violations; or

         o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

         o Company compliance with or violations of the Fair Employment Act of 1989;

         o Company antidiscrimination policies that already exceed the legal requirements;

         o        The cost and feasibility of adopting all nine principles;

         o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

         o        The potential for charges of reverse discrimination;

         o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

         o        The level of the company's investment in Northern Ireland;

         o        The number of company employees in Northern Ireland;

         o        The degree that industry peers have adopted the MacBride
                  Principles;

         o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.


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                                MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         o Whether the company has in the past manufactured landmine components;

         o        Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         o What weapons classifications the proponent views as cluster bombs;

         o Whether the company currently or in the past has manufactured cluster bombs or their components;

         o The percentage of revenue derived from cluster bomb manufacture;

         o        Whether the company's peers have renounced future production.

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

         o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

         o        Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         o        The information is already publicly available; or

         o The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:

         o The board composition is reasonably inclusive in relation to companies of similar size and business; or

         o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.


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

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account: o The degree of board diversity; o Comparison with peer companies; o Established process for improving board diversity; o Existence of independent nominating committee; o Use of outside search firm; o History of EEO violations.

Equal Employment Opportunity (EEO) Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

         o        The company has well-documented equal opportunity programs;

         o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

         o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

         o The composition of senior management and the board is fairly inclusive;

         o The company has well-documented programs addressing diversity initiatives and leadership development;

         o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

         o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

                             10. MUTUAL FUND PROXIES

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

         o        Past performance as a closed-end fund;

         o        Market in which the fund invests;


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

         o        Measures taken by the board to address the discount; and

         o Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

         o        Past performance relative to its peers;

         o        Market in which fund invests;

         o        Measures taken by the board to address the issues;

         o Past shareholder activism, board activity, and votes on related proposals;

         o        Strategy of the incumbents versus the dissidents;

         o        Independence of directors;

         o        Experience and skills of director candidates;

         o        Governance profile of the company;

         o        Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

         o        Proposed and current fee schedules;

         o        Fund category/investment objective;

         o        Performance benchmarks;

         o        Share price performance as compared with peers;

         o        Resulting fees relative to peers;

         o        Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

         o        Stated specific financing purpose;

         o        Possible dilution for common shares;

         o        Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

         o        Potential competitiveness;

         o        Regulatory developments;

         o        Current and potential returns; and

         o        Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

         o        The fund's target investments;


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

         o        The reasons given by the fund for the change; and

         o        The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

         o        Political/economic changes in the target market;

         o        Consolidation in the target market; and

         o        Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

         o        Potential competitiveness;

         o        Current and potential returns;

         o        Risk of concentration;

         o        Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

         o        Strategies employed to salvage the company;

         o        The fund's past performance;

         o        The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

         o        The degree of change implied by the proposal;

         o        The efficiencies that could result;

         o        The state of incorporation;

         o        Regulatory standards and implications.

Vote AGAINST any of the following changes:

         o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

         o Removal of shareholder approval requirement for amendments to the new declaration of trust;

         o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

         o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

         o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

         o Removal of shareholder approval requirement to change the domicile of the fund.


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Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

         o        Regulations of both states;

         o        Required fundamental policies of both states;

         o        The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

         o Fees charged to comparably sized funds with similar objectives;

         o        The proposed distributor's reputation and past performance;

         o        The competitiveness of the fund in the industry;

         o        The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

         o        Resulting fee structure;

         o        Performance of both funds;

         o        Continuity of management personnel;

         o Changes in corporate governance and their impact on shareholder rights.

                     SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

         o        Performance of the fund's Net Asset Value (NAV);

         o        The fund's history of shareholder relations;

         o        The performance of other funds under the advisor's management.


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

                                                                      APPENDIX D

                        ACKNOWLEDGEMENT AND CERTIFICATION


         I acknowledge that I have read the HIML Proxy Voting Principles and Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Head of Compliance and will continue to do so as matters arise. I have complied with all provisions of this Policy.

o                                       o
                                           -------------------------------------
                                                          Print Name
o
   -----------------------------------     -------------------------------------
                 Date                                     Signature


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



                         HENDERSON WORLDWIDE INCOME FUND

                                    SERIES OF

                             HENDERSON GLOBAL FUNDS
                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 30, 2008


         Henderson Global Funds (the "Trust") is an open-end management investment company that currently consists of eleven portfolios. The Henderson Worldwide Income Fund (the "Fund") is diversified. This Statement of Additional Information ("SAI") relates to the Class A, Class B and Class C shares of the Fund. The other series of the Trust are described in separate Statements of Additional Information. The Fund is managed by Henderson Global Investors (North America) Inc. (the "Adviser").

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated November 30, 2008 (the "Prospectus"). The financial statements for the Fund, including the notes thereto, at and for the period ended July 31, 2008, included in the Trust's annual report to shareholders are incorporated into this SAI by reference. The Prospectus and the annual and semi-annual reports of the Fund may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

                                TABLE OF CONTENTS

                                                                            Page


FUND HISTORY AND GENERAL INFORMATION...........................................1
INVESTMENT OBJECTIVES AND STRATEGIES...........................................1
FUND INVESTMENTS AND RELATED RISKS.............................................1
INVESTMENT RESTRICTIONS.......................................................24
PORTFOLIO TURNOVER............................................................25
MANAGEMENT OF THE FUND........................................................27
CONTROL PERSONS AND PRINCIPAL HOLDERS.........................................30
INVESTMENT ADVISORY AND OTHER SERVICES........................................31
BROKERAGE ALLOCATION..........................................................38
CAPITALIZATION AND VOTING RIGHTS..............................................40
PURCHASES AND REDEMPTION INFORMATION..........................................41
NET ASSET VALUE...............................................................45
FEDERAL INCOME TAX MATTERS....................................................46
REGISTRATION STATEMENT........................................................52
FINANCIAL STATEMENTS..........................................................53
APPENDIX A....................................................................54
APPENDIX B....................................................................57


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                      FUND HISTORY AND GENERAL INFORMATION


         The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of eleven portfolios, one of which is discribed in this SAI.

         Henderson Global Investors (North America) Inc. is the investment adviser. Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Adviser in its discretion might, but is not required to, use in managing the Fund's portfolio assets. For example, the Adviser may, in its discretion, at any time employ a given practice, technique or instrument for the Fund. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.


         Prior to May 19, 2006, the Fund was known as the Henderson Income Advantage Fund.

                      INVESTMENT OBJECTIVES AND STRATEGIES

         The Fund has its own investment objective and policies, which are described in the Fund's Prospectus. Descriptions of the Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with the Fund's investment techniques, are set forth below.


         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation. The Adviser, subject to the oversight of the Board of Trustees, will monitor the percentage of illiquid securities held by the Fund.


                       FUND INVESTMENTS AND RELATED RISKS


         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) US banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the Adviser's opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.


         BORROWING. The Fund may borrow money as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

         Borrowings by the Fund may result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders that do not exist for unleveraged funds having a similar investment objective. These include a higher volatility of the net asset value of the Fund's shares, increased operating costs and the relatively greater effect of performance on the net asset value of the shares. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income and/or higher net asset value than if the Fund were not leveraged. On the other hand, if the interest expense on borrowings approaches the net return on the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share.

         COMMERCIAL PAPER. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

         CONTRACTS FOR DIFFERENCE. A contract for difference ("CFD") is an agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract. When entering into a CFD, the Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position).

         CONVERTIBLE SECURITIES. The Fund may invest in corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed-income obligations that pay current income.

         CORPORATE LOANS. The Fund may invest in corporate loans. Corporate loans have the most senior position in a borrower's capital structure or share the senior position with other senior debt securities of the borrower ("Corporate Loans"). This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower's assets in the event of default. Most of the Fund's Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. The Fund generally acquires Corporate Loans of borrowers that, in the Adviser's judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Adviser. Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments. The Fund attempts to manage these risks through careful analyses and monitoring of borrowers.

         There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments, and the Adviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

         Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. As a result, Corporate Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities may be more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. However, many Corporate Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years, the number of institutional investors purchasing Corporate Loans has increased.

         The Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.

         CREDIT DEFAULT SWAP AGREEMENTS. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through out the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

         Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described above since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

         DEBT SECURITIES. The Fund may invest in debt securities. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         Investment-Grade Debt Securities. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by the Adviser to be of comparable quality.

         High Yield Debt Securities. The Fund may invest in high yield debt securities. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, US economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio, adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objectives by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security. However, should any individual bond held by the Fund be downgraded below a rating of C, the Adviser currently intends to dispose of such bond based on then existing market conditions.



         Prices for high yield securities may be affected by legislative and regulatory developments. For example, federal rules may require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would further restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings. Such proposed legislation, if enacted, may significantly depress the prices of outstanding securities of this type.


         DISTRESSED SECURITIES. The Fund may invest in securities in default of their obligation to pay interest and/or principal, but for which the Adviser believes there are prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. Expected recovery values for these securities are highly speculative.

         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.


         FOREIGN SECURITIES. The securities of foreign issuers in which the Fund may invest include non-US dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and related depository instruments, American Depositary Shares ("ADSs"), European Depositary Shares ("EDSs"), Global Depositary Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.


         Although the Adviser intends to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for US companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seek to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

         ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a US or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a US or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

         For the Fund, investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because the Fund may be invested in both US and foreign securities markets, changes in its share price may have a low correlation with movements in US markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of the Fund's investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which the Fund's assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

         EMERGING MARKETS. The Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect the Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns.


         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of the Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Certain developing countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.


         Authoritarian governments in certain developing countriesmay require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         The Fund may invest in sovereign debt securities of emerging market countries. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair the debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the US dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the US dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the US dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While the Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by the Fund. Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of US government securities, foreign government securities, equity or fixed-income securities.

         The Adviser has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act ("CEA") with respect to the Fund and, therefore, is not subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by Commodity Future Trading Commission ("CFTC") regulations in effect from time to time and in accordance with the Fund's policies.


         The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund also could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.


         The Fund may enter into futures contracts for non-hedging purposes to enhance potential gain. The Fund may also enter into futures contracts to increase the Fund's exposure to movements in securities markets without actually buying or selling the underlying debt or equity security.


         A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Under normal circumstances, a futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price less any margin on deposit of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the

Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         Foreign Currency Futures Contracts and Related Options. The Fund may engage in foreign currency futures contracts and related options transactions in the same manner to that in which forward contracts or currencies will be utilized. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         For example, the Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "proxy" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A proxy currency's exchange rate movements parallel that of the primary currency. Proxy currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         The Fund will only enter into foreign currency futures contracts and options on futures which are standardized and traded on a US or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. The Fund will not enter into a foreign currency futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         Risks Associated with Futures and Related Options. Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

         Because there is a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on the underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.


         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States or the United Kingdom, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale ("restricted securities"). For example, restricted securities in the US may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").


         Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities in the US that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid. Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser will monitor such restricted securities subject to the oversight of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period.


         Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. Also, the Fund may be deemed to be an "underwriter" for the purposes of the 1933 Act when selling US restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


         The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. An asset generally would be considered liquid if it could be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the asset is valued by the Fund. This determination is made with respect to the Fund's ability to sell individual securities, not the Fund's entire portfolio position, i.e., the fact that the Fund may not be able to sell all of its holdings in a particular security within seven days does not necessarily mean the security must be treated as illiquid.


         It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

         This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-related and other asset-backed securities. Mortgage-backed and other asset-backed securities carry prepayment risks. Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments. Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund's total return. The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments. A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.

         OPTIONS ON SECURITIES. In an effort to enhance current return and/or to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

         A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a US exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counter-party.


         The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) on a closing of purchase transaction or upon lapse are considered short-term capital gains (or losses) for federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income. See "Federal Income Tax Matters."

         The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term capital gain or loss for federal income tax purposes, depending upon the Fund's holding period for the option.


         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counter-party") to make delivery of the instrument underlying the option. If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Adviser will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.


         Writing Options on Individual Securities. The Fund may write (sell) covered call options on securities held by the Fund in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objective of the Fund, the Fund generally would write call options only in circumstances where the Adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.


         A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although the Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. The Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         Purchasing Options On Individual Securities. The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         The Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         Risks Of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a US option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counter-party. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counter-party may fail to deliver or to pay, as the case may be. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the US, options transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

         The Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."


         The Fund's success in using options techniques depends, among other things, on Henderson's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.


         OTHER INVESTMENT COMPANIES. The Fund may invest in the shares of other investment companies, as permitted by the 1940 Act. As a shareholder of an investment company, the Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

         The Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Consistent with Rule 12d1-1 of the 1940 Act, the Fund may enter into "cash sweep" arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits. This Rule prohibits the Fund from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

         For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index.

These index-based investments hold substantially all of their assets in securities representing their specific index or portion of such index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R) : SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index ("S&P 500"). They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap SPDRs(R) : MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select Sector SPDRs(R) : Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBssm: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Adviser, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with US Government securities or other securities that the Adviser has approved for use as collateral for repurchase agreements. The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

         SECURITIES INDEX FUTURES CONTRACTS. The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase as a temporary substitute for stock purchases. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         Risks of Securities Index Futures. The Fund's success in using the above techniques depends, among other things, on the Adviser's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions. The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.


         The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount or direction as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.


         Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund will only enter into index futures contracts or futures options that are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use futures contracts and related options primarily for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC. See "Foreign Currency Futures Contracts and Related Options."

         When purchasing an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).


         SECURITIES LENDING. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.


         US GOVERNMENT SECURITIES. US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities. Securities guaranteed by the US Government include: (1) direct obligations of the US Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the US Treasury (such as Government National Mortgage Association ("Ginnie Mae") certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the US Government, and thus they are of the highest possible credit quality. US Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.


         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the US Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.


         Securities issued by US Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the US Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the US Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Student Loan Marketing Association ("Sallie Mae").

         WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

         ZERO COUPON BONDS. The Fund may invest in zero coupon bonds which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If the Fund holds zero coupon bonds in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though such income would not have been received by the Fund. See "Federal Income Tax Matters." Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has elected to be classified as a diversified series of an open-end investment company. Under these restrictions, the Fund may not:

         (i)      issue senior securities, except as permitted under the 1940
                  Act;

         (ii)     borrow money, except as permitted under the 1940 Act;

         (iii) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (iv) invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation;

         (v) purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities;

         (vi) purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

         (vii) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         It is a non-fundamental policy of the Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

                               PORTFOLIO TURNOVER


         The Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. For the fiscal years ended July 31, 2007 and 2008 the portfolio turnover rate for the Fund was 73% and 41%, respectively. High rates of portfolio turnover will result in the realization of capital gains and losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees has adopted policies regarding disclosure of the Fund's portfolio holdings information. These policies generally prohibit the Adviser and the Fund from disclosing any information concerning the Fund's portfolio holdings to any third party unless the information has been publicly disclosed. The Fund will publicly disclose its portfolio holdings quarterly on its website at http://www.hendersonglobalinvestors.com and by filing Form N-Q and Form N-CSR with the SEC.

         Prior to the time that the Fund's portfolio holdings information is publicly disclosed, the Adviser and/or the Fund may disclose (as authorized by the Adviser's Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

         Service providers. In order to carry out various functions on behalf of the Fund, it is necessary for certain third parties to receive non-public portfolio holdings information. Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) the Fund has a legitimate business purpose to provide the information, (b) the disclosure is in the Fund's best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. As of October 31, 2008, the Fund's primary service providers were the Adviser, State Street Bank and Trust Company, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, Vedder Price P.C. and Bell, Boyd & Lloyd LLP.

         Other. There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. As of October 31, 2008, the following entities may be provided portfolio holdings information in connection with the above procedures: Lipper, Inc., Morningstar, Inc., Middleburgh Communications, J.P. Morgan Securities, Inc., Evaluation Associates, a Milliman Company and UBS Warburg.


                  The terms of the confidentiality agreement generally provide for, among other things, that:

                  (i) the portfolio information is the confidential property of the Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

                  (ii) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis,
                           (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

                  (iii) the recipient agrees not to use the information for investment or trading purposes;

                  (iv) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

                  (v) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

         Portfolio managers, analysts and other senior officers of the Adviser or the Fund are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.


         The Board of Trustees or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Fund's policies. All waivers and exceptions will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board of Trustees for approval or ratification.

                             MANAGEMENT OF THE FUND

         TRUSTEES AND OFFICERS. The Board of Trustees of the Trust (the "Board") is responsible for the overall management of the Trust, including general oversight and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

         A listing of the Trustees and Executive Officers of the Trust and their business experience during the past five years follows.

----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------
C . Gary Gerst, 69          Chairman and    Since 2001    President, KCI Inc. (private             None.
                            Trustee                       S-corporation investing in non-public
                                                          investments.)
----------------------------------------------------------------------------------------------------------------------------
Roland C. Baker, 69         Trustee         Since 2001    Consultant to financial services         Director, Quanta
                                                          industry.                                Capital Holdings, Inc.
                                                                                                   (provider of property
                                                                                                   and casualty
                                                                                                   reinsurance); Director,
                                                                                                   North American Company
                                                                                                   for Life and Health
                                                                                                   Insurance (a provider of
                                                                                                   life insurance, health
                                                                                                   insurance and
                                                                                                   annuities); Trustee,
                                                                                                   Scottish Widows
                                                                                                   Investment Partnership
                                                                                                   Trust; Trustee, Allstate
                                                                                                   Financial Investment
                                                                                                   Trust; Director, Midland
                                                                                                   National Life Insurance
                                                                                                   Company (an affiliate of
                                                                                                   North American Company
                                                                                                   for Life and Health
                                                                                                   Insurance).
----------------------------------------------------------------------------------------------------------------------------


                                       27

----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Faris F. Chesley, 69        Trustee         Since 2002    Chairman, Chesley, Taft & Associates,    None.
                                                          LLC, since 2001; Vice Chairman,
                                                          ABN-AMRO, Inc. (a financial services
                                                          company), 1998-2001.
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST:
----------------------------------------------------------------------------------------------------------------------------
Sean M. Dranfield(4), 42    Trustee and     Since 2001    Director, Global Distribution,           None
                            President                     Henderson Global Investors.

----------------------------------------------------------------------------------------------------------------------------
Kenneth A. Kalina, 48       Chief           Since 2005    Chief Compliance Officer, HGINA 2005;    N/A
                            Compliance                    Chief Compliance Officer, Columbia
                            Officer                       Wanger Asset Management, L.P.
                                                          2004-2005; Compliance Officer,
                                                          Treasurer and Chief Financial Officer,
                                                          Columbia Wanger Asset Management, L.P.
                                                          2000 -2005.
----------------------------------------------------------------------------------------------------------------------------
Alanna N. Palmer, 33        Vice President  Since 2002    Director, Retail Marketing and Product   N/A
                                                          Management, HGINA, since 2006 and
                                                          Associate Director, Head of Marketing
                                                          and Product Management, HGINA,
                                                          2003-2006.
----------------------------------------------------------------------------------------------------------------------------
Scott E. Volk, 37           Vice            Since 2001    Director, Retail Finance and             N/A
                            President                     Operations, HGINA.
----------------------------------------------------------------------------------------------------------------------------
Christopher K. Yarbrough,   Secretary       Since 2004    Legal Counsel, HGINA, since 2004;        N/A
33                                                        Attorney, Bell, Boyd & Lloyd LLC,
                                                          2000-2004.
----------------------------------------------------------------------------------------------------------------------------
Troy Statczar, 36           Treasurer       Since         Head of US Fund Administration and       N/A
                                                          September Accounting, HGINA, since
                                                          July 2008; 2008 Senior Vice President,
                                                          Citigroup 2005-2008.
----------------------------------------------------------------------------------------------------------------------------
Richard J. Mitchell, 45     Assistant       Since 2007    Assistant Treasurer, HGINA, since        N/A
                            Treasurer                     2007; Assistant Treasurer, Bank of New
                                                          York, 2006-2007; Supervisor, The BISYS
                                                          Group; 2002-2006.
----------------------------------------------------------------------------------------------------------------------------

------------
1. Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of July 31, 2008.

2.       Currently, all Trustees oversee all eleven series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. This Trustee is an interested persons of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.


         STANDING COMMITTEES OF THE BOARD. The Board oversees a number of investment companies managed by the Adviser. Information below represents meetings held on behalf of all such funds. The common Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below. Each of the Audit Committee and Governance Committee is comprised solely of Independent Trustees. The Valuation Committee is comprised of both interested and Independent Trustees.

         The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee is comprised of only Independent Trustees, receives annual representations from the independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee's duties and powers. Currently the members of the Audit Committee are Messrs. Baker, Chesley and Gerst. The Audit Committee held two meetings during the year ended July 31, 2008.

         The Governance Committee oversees the effective functioning of the Board and its committees. It also seeks and reviews candidates for consideration as nominees for membership on the Board. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently the members of the Governance Committee are Messrs. Baker, Chesley and Gerst. The Governance Committee held one meeting during the year ended July 31, 2008.

         During the fiscal year ended July 31, 2008, the Valuation Committee determined a fair value of securities for which market quotations were not readily available. Effective September 28, 2008, the Board changed its process so that the Valuation Committee currently meets no less frequently than monthly to review pricing determinations made by the Adviser's Pricing Committee. Currently the members of the Valuation Committee are Messrs. Chesley and Dranfield. The Valuation Committee held twenty eight meetings during the year ended July 31, 2008.

         MANAGEMENT OWNERSHIP OF THE FUND. The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned in the Fund and all Henderson Global Funds overseen by each Trustee in the Trust as of December 31, 2007.

-------------------------------------------------- ---------------------------------- ----------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                                   DOLLAR RANGE OF EQUITY             TRUSTEE IN FAMILY OF INVESTMENT
                                                   SECURITIES IN THE FUND             COMPANIES
-------------------------------------------------- ---------------------------------- ----------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------- ---------------------------------- ----------------------------------------
Roland C. Baker                                    None                               $50,001-$100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
C. Gary Gerst None Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
Faris F. Chesley                                   None                               Over $100,000
-------------------------------------------------- ---------------------------------- ----------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------- ---------------------------------- ----------------------------------------
Sean Dranfield                                     $10,001 - $50,000                  $10,001 - $50,000
-------------------------------------------------- ---------------------------------- ----------------------------------------


         No trustee who is an Independent Trustee owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser. As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of outstanding shares of the Fund of the Trust.


         The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust. No other officer, director or employee of the Adviser, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

         COMPENSATION OF TRUSTEES. Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $25,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee. Each Independent Trustee receives a fee of $5,000 for each regular quarterly Board meeting attended in person or by telephone and $750 for each committee meeting (except Valuation Committee) attended in person or by telephone. Each Independent Trustee also receives a fee of $5,000 for attendance in person or $1,000 for attendance by telephone at any meeting of the Board other than a regular quarterly meeting. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received.

         The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2008.

TRUSTEE NAME                                                             AGGREGATE COMPENSATION FROM TRUST
Interest Trustee
Sean Dranfield*....................................................                          $0

Independent Trustees
Roland C. Baker....................................................                    $ 57,303
C. Gary Gerst......................................................                    $ 62,918
Faris F. Chesley...................................................                    $ 51,227

------------
* Mr. Dranfield is an Interested Trustee and therefore does not receive any compensation from the Trust.


         CODE OF ETHICS. The Adviser and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees of the Adviser and the Trust to engage in personal securities transactions, including with respect to securities held by the Fund, subject to certain requirements and restrictions. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings. Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.


         PROXY VOTING POLICIES. The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board's general oversight. The Adviser attempts to vote proxies in the best interests of its clients. A copy of the Adviser's Proxy Voting Policies and Procedures is attached hereto as Appendix B.

         The Fund will file with the SEC its proxy voting records for the most recent 12-month period ending June 30, 2008 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the SEC's website at http://www.sec.gov. The Fund's proxy voting records and proxy voting policies and procedures will be available without charge, upon request, by calling
866.443.6337 or by visiting the Fund's website at http://www.hendersonglobalfunds.com.


                      CONTROL PERSONS AND PRINCIPAL HOLDERS


         To the knowledge of the Trust as of October 31, 2008, the following persons owned beneficially or of record 5% or more of the Fund's outstanding shares of any class. Shareholders of record with more than 25% of the outstanding shares of the Funds are believed to hold shares only as nominee.

---------------------------------------- ----------------------------------------------------- ---------------------
                                                                                               PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS                   NAME AND ADDRESS                                      SHARES OUTSTANDING
---------------------------------------- ----------------------------------------------------- ---------------------
Worldwide Income Fund                    Citigroup Global Markets                                     6.94%
Class A                                  House Account
                                         700 Red Brook
                                         Owings Mills, MD 21117-5184
---------------------------------------- ----------------------------------------------------- ---------------------
Worldwide Income Fund                    Merrill Lynch, Pierce, Fenner & Smith Inc.                   22.41%
Class A                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
---------------------------------------- ----------------------------------------------------- ---------------------
Worldwide Income Fund                    Merrill Lynch, Pierce, Fenner & Smith Inc.                   20.99%
Class B                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
---------------------------------------- ----------------------------------------------------- ---------------------
Worldwide Income Fund                    Citigroup Global Markets                                     8.27%
Class C                                  House Account
                                         700 Red Brook
                                         Owings Mills, MD 21117-5184
---------------------------------------- ----------------------------------------------------- ---------------------
Worldwide Income Fund                    Merrill Lynch, Pierce, Fenner & Smith Inc.                   38.69%
Class C                                  FBO of its customers
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246-6484
---------------------------------------- ----------------------------------------------------- ---------------------


                     INVESTMENT ADVISORY AND OTHER SERVICES


         INVESTMENT ADVISER. Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of Henderson Group plc.

         As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 20 Bishopsgate, London, UK EC2M 2DA, Henderson Global Investors has been managing assets for clients since 1934.


         The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement").


         Pursuant to the Advisory Agreement, the Adviser acts as the Fund's adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. In addition to the advisory fee, the Fund pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of the Fund's relative net assets. Expenses that will be borne directly by the Fund include, but are not limited to, the following: fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

         The Fund pays the Adviser a monthly fee at an annual rate of the Fund's average managed assets as set forth below:

        ---------------------------------------------------------------------
                 0.85% for the first $500 million;
        ---------------------------------------------------------------------
                 0.75% for the next $500 million;
        ---------------------------------------------------------------------
                 0.70% for the next $500 million; and
        ---------------------------------------------------------------------
                 0.65% over $1.5 billion
        ---------------------------------------------------------------------

         The advisory fees and other expenses reimbursed by the Adviser for the Fund during the last three fiscal years are set forth below.

----------------------------------------------------------------------------------------------------------------------
                                          FISCAL YEAR ENDED JULY 31, 2006
----------------------------------------------------------------------------------------------------------------------
                                                                                OTHER EXPENSES
ADVISORY FEES                            ADVISORY FEES WAIVED                   REIMBURSED BY THE ADVISER
----------------------------------------------------------------------------------------------------------------------
$288,170                                 $213,097                               --
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                          FISCAL YEAR ENDED JULY 31, 2007
----------------------------------------------------------------------------------------------------------------------
                                                                                OTHER EXPENSES
ADVISORY FEES                            ADVISORY FEES WAIVED                   REIMBURSED BY THE ADVISER
----------------------------------------------------------------------------------------------------------------------
$428,788                                 $238,202                               --
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                          FISCAL YEAR ENDED JULY 31, 2008
----------------------------------------------------------------------------------------------------------------------
                                                                                OTHER EXPENSES
ADVISORY FEES                            ADVISORY FEES WAIVED                   REIMBURSED BY THE ADVISER
----------------------------------------------------------------------------------------------------------------------
$1,101,840                               $183,186                               --
----------------------------------------------------------------------------------------------------------------------


         With respect to the Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses (excluding interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to 1.05% of the Fund's average daily net assets. This contractual arrangements will continue until either the termination of the Advisory Agreement or July 31, 2020.

         The Advisory Agreement for the Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (a) by the shareholders of the Fund or the Board. The agreement may be terminated at any time, upon 60 days' written notice by either party. The agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio. The agreement shall terminate automatically in the event of its assignment. The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under such agreement.

         Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name "Henderson" in its name or in its business in any form or combination.


         DISTRIBUTOR. Foreside Fund Services, LLC. (the "Distributor"), Two Portland Square, Portland, Maine 04101 serves as the distributor of the Fund's shares pursuant a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares.


         You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on the Fund's behalf. Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.


         Pursuant to the Distribution Agreement, the Distributor is entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund's then-current Prospectus, and the net asset value on which such price is based. Out of that commission, the Distributor may reallow to dealers such concession as the Distributor may determine from time to time. In addition, the Distributor is entitled to deduct a contingent deferred sales charge ("CDSC") on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to any time, without payment of any penalty, by the Distributor on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to the Distributor. The Distribution Agreement shall terminate automatically in the event of its assignment.

         DISTRIBUTION PLAN. The Trust has adopted a distribution plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act pertaining to the Fund's Class A, Class B and Class C shares. In adopting the Plan, the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plan should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of the Plan or under an alternative distribution arrangement.

         Under the Plan, the Fund pays the Distributor a 12b-1 fee of 0.25% of the average daily net assets attributable to its Class A shares, and a 12b-1 fee of 1.00% of the average daily net assets attributable to its Class B and Class C shares, respectively.


         Under the Plan, the Distributor may use up to 0.75% of 12b-1 fees for distribution-related activities and up to 0.25% of 12b-1 fees for shareholder servicing for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares. These fees constitute compensation to the Distributor and are not dependent on the Distributor's expenses incurred. The distribution fees for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including
(a) the costs of printing and distributing to prospective investors prospectuses, statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and CDSCs. The distribution fee for Class B and Class C shares may also be used to finance the costs of advancing brokerage commissions to investment representatives. These fees may also be used to finance the costs incurred by the Distributor for marketing-related activities. The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it. The shareholder servicing fees will be used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. However, the shareholder service fees may be used to pay for, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.

         Among other things, the Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.


         If the Distribution Agreement or the Plan are terminated (or not renewed) with respect to any of the Henderson Global Funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).


         During the last three fiscal years, the Distributor received and retained commissions on the sale of shares of the Fund as shown in the following table:

------------------------------ ---------------------------- ---------------------------- ----------------------------
                               FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                               JULY 31, 2006                JULY 31, 2007                JULY 31, 2008
------------------------------ ---------------------------- ---------------------------- ----------------------------
CLASS A
------------------------------ ---------------------------- ---------------------------- ----------------------------
    Received                   $ 102,491                    $ 326,091                    $ 656,045
------------------------------ ---------------------------- ---------------------------- ----------------------------
    Retained                   $  11,894                    $  38,045                    $  77,777
------------------------------ ---------------------------- ---------------------------- ----------------------------

         The fees paid to the Distributor pursuant to the Plan for the Class A shares for the Fund for the last three fiscal years are set forth in the table below.

------------------------------------ --------------------------------- -----------------------------------
CLASS A SHARES                       CLASS A SHARES                    CLASS A SHARES
FISCAL YEAR ENDED                    FISCAL YEAR ENDED                 FISCAL YEAR ENDED
JULY 31, 2006                        JULY 31, 2007                     JULY 31, 2008
------------------------------------ --------------------------------- -----------------------------------
                    CONTINGENT                        CONTINGENT                        CONTINGENT
DISTRIBUTION AND    DEFERRED SALES   DISTRIBUTION     DEFERRED SALES   DISTRIBUTION     DEFERRED SALES
SERVICE FEES        CHARGE           AND SERVICE      CHARGE           AND SERVICE      CHARGE
                                     FEES                              FEES
------------------- ---------------- ---------------- ---------------- ---------------- ------------------
$41,769             --                $68,112          $29              $167,613         $38,324
------------------- ---------------- ---------------- ---------------- ---------------- ------------------

         The fees paid to the Distributor pursuant to the Plan for the Class B shares for the last three fiscal years for the Fund are set forth in the table below.

------------------------------------ --------------------------------- -----------------------------------
CLASS B SHARES                       CLASS B SHARES                    CLASS B SHARES
FISCAL YEAR ENDED                    FISCAL YEAR ENDED                 FISCAL YEAR ENDED
JULY 31, 2006                        JULY 31, 2007                     JULY 31, 2008
------------------- ---------------- ---------------- ---------------- ---------------- ------------------
                    CONTINGENT                        CONTINGENT                        CONTINGENT
DISTRIBUTION AND    DEFERRED SALES   DISTRIBUTION     DEFERRED SALES   DISTRIBUTION     DEFERRED SALES
SERVICE FEES        CHARGE           AND SERVICE      CHARGE           AND SERVICE      CHARGE
                                     FEES                              FEES
------------------- ---------------- ---------------- ---------------- ---------------- ------------------
$47,703             $24,799          $53,623          $64,673          $56,329          $20,816
------------------- ---------------- ---------------- ---------------- ---------------- ------------------

         The fees paid to the Distributor pursuant to the Plan for the Class C shares for the last three fiscal years for the Fund are set forth in the table below.

------------------------------------ --------------------------------- -----------------------------------
CLASS C SHARES                       CLASS C SHARES                    CLASS C SHARES
FISCAL YEAR ENDED                    FISCAL YEAR ENDED                 FISCAL YEAR ENDED
JULY 31, 2006                        JULY 31, 2007                     JULY 31, 2008
------------------- ---------------- ---------------- ---------------- ---------------- ------------------
                    CONTINGENT                        CONTINGENT                        CONTINGENT
DISTRIBUTION AND    DEFERRED SALES   DISTRIBUTION     DEFERRED SALES   DISTRIBUTION     DEFERRED SALES
SERVICE FEES        CHARGE           AND SERVICE      CHARGE           AND SERVICE      CHARGE
                                     FEES                              FEES
------------------- ---------------- ---------------- ---------------- ---------------- ------------------
$124,247            $  5,783         $178,385         $  4,330         $569,500         $37,655
------------------- ---------------- ---------------- ---------------- ---------------- ------------------

         The following amounts were spent pursuant to the Plan during the fiscal year ended July 31, 2008:

--------------------------------------- ------------------------------- --------------------------------
COMPENSATION                            FINANCING OF ADVANCE
TO DEALERS                              COMMISSIONS                     OTHER(1)
--------------------------------------- ------------------------------- --------------------------------
$314,847                                $575,078                        $746
--------------------------------------- ------------------------------- --------------------------------

         CUSTODIAN. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian ("State Street") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes the Fund's net asset value and keeps the book account for the Fund.

         TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. State Street serves as the transfer and dividend disbursing agent (the "Transfer Agent") for the Fund pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board concerning the operations of the Fund.


         ADMINISTRATOR. State Street serves as the administrator (the "Administrator") for the Trust pursuant to an administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust; oversee the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, the Fund pays State Street an annual administration fee based upon a percentage of the average net assets of the Fund.



         The fees paid to the Administrator for the last three fiscal years for the Fund is set forth below.

-------------------------------- ----------------------------- ----------------------------
FISCAL YEAR ENDED                FISCAL YEAR ENDED             FISCAL YEAR ENDED
JULY 31, 2006                    JULY 31, 2007                 JULY 31, 2008
-------------------------------- ----------------------------- ----------------------------
$39,027                          $42,743                       $32,407
-------------------------------- ----------------------------- ----------------------------


         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, independent registered public accounting firm located at 223 South Wacker Drive, Chicago, Illinois 60606, has been selected as independent public registered accounting firm for the Trust. The audit services performed by Ernst & Young include audits of the annual financial statements of the Fund of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the Fund's tax returns.

         OUTSIDE COUNSEL. The law firm of Vedder Price P.C. serves as counsel to the Fund. Bell, Boyd & Lloyd LLP serves as counsel to the Independent Trustees.

         INTERMEDIARIES. Shares of the Fund may be purchased through financial intermediaries who are agents of the Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee per account for those services. The Fund reimburses the Adviser for such fees charged by intermediaries up to $12 per account for networking services and up to $17.50 per account for sub-transfer agent services.

                               PORTFOLIO MANAGERS


         PORTFOLIO MANAGEMENT. Chris Wozniak is the portfolio manager for the Fund. The following table lists the number and types of accounts managed by Mr. Wozniak and assets under management in those accounts as of July 31, 2008:

----------------------------------------------------------------------------------------------------------------------------------
                 REGISTERED                       POOLED
                 INVESTMENT         ASSETS        INVESTMENT         ASSETS                        ASSETS        TOTAL ASSETS
PORTFOLIO        COMPANY            MANAGED       VEHICLE            MANAGED         OTHER         MANAGED       MANAGED
MANAGER          ACCOUNTS           ($)           ACCOUNTS           ($)             ACCOUNTS      ($)           ($)
----------------------------------------------------------------------------------------------------------------------------------
Chris Wozniak    Henderson World    131.9m        Overseas Bond Fund 315.7m (as at                               464.4m (of
                 Wide Income Fund                                    10/31/08)                                   which, 332.5m
                                                  Henderson Horizon                                              was as of
                                                  Fund, pan European 16.8m (as at                                10/31/08)
                                                  Bond Fund          10/31/08)
----------------------------------------------------------------------------------------------------------------------------------


         PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. Henderson seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in us by investors is something that is highly valued and must be protected. As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited. A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson's clients. The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.


         The portfolio managers are responsible for managing both the Fund and other accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades). Henderson has policies and procedures reasonably designed to mitigate these conflicts. The portfolio managers may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

         PORTFOLIO MANAGEMENT COMPENSATION. Following is a summary of the compensation received by Henderson's investment professionals for all accounts managed and not just for the Fund. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

         o        Pre-defined, objective, measurable investment performance

         o        Performance goals that are ambitious, but attainable

         o The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters.

         The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. "Profitable asset growth" refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

         Some managers have the option to invest in a long-term incentive program that is based on the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. Currently, the Fund does not charge performance-related fees.


         A summary of the compensation package is as follows:

         o Basic Salaries: in line with or better than the industry average

         o Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

         o Growth Equity Bonus Plan: the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth

         o Long Term Incentive Plan: senior investment managers are able to invest part of their remuneration in a share scheme which is then matched by Henderson

         o Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund's relevant disclosure document. Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund's returns to either (i) a peer group, (ii) an index or (iii) an absolute return.


         PORTFOLIO MANAGEMENT FUND OWNERSHIP. As of the date of this SAI, the portfolio managers did not own any shares of the Fund. The Fund's shares are not registered to be sold outside of the US. Many of the Fund's portfolio managers reside outside of the US and are not eligible to purchase shares of the Funds.


                              BROKERAGE ALLOCATION


         Subject to the overall oversight of the Board and the Adviser place orders for the purchase and sale of the Fund's portfolio securities. The Adviser seeks the best price and execution obtainable on all transactions. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Adviser attempts to deal directly with the principal market makers, except in those circumstances where the Adviser believes that a better price and execution are available elsewhere.

         The Adviser selects broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of their accounts. In addition, not all of these services may be used by the Adviser in connection with the services it provides to the Fund. The Adviser may select broker-dealers who provide research services, however, the Fund does not pay higher commissions in exchange for the receipt of research services.


         Subject to policies as may be established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account factors such as price (including the applicable brokerage commission or dealer spread), size and nature of the order, the need for timely execution, the liquidity or illiquidity of the market, the transparency of the market, difficulty of execution and operational facilities of the firm involved, the firm's knowledge of the security, the firm's ability to maintain confidentiality, the willingness of the firm to commit its capital, and the firm's ability to provide access to new issues. While the Adviser generally seeks lower commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

         The Fund does not have an obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the oversight of the Board select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective agreements. A commission paid to such brokers may be higher than that which another qualified broker may have charged for executing only the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The Adviser or its affiliates may enter into commission sharing arrangements with key brokers, which allow for the receipt of both proprietary and third party research.

         Brokerage commissions vary from year to year in accordance with the extent to which the Fund is more or less actively traded.

         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser deem to be a desirable investment for the Fund. The Trust may reject in whole or in part any or all offers to pay for the Fund's shares with securities and may discontinue accepting securities as payment for the Fund's shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The transferor of such securities may recognize gain or loss for federal income tax purposes on the transfer of such securites. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

         The table below shows information on brokerage commissions paid by the Fund for the last three fiscal years.

------------------------------ ---------------------------- ----------------------------
FISCAL YEAR                    FISCAL YEAR                  FISCAL YEAR
ENDED                          ENDED                        ENDED
JULY 31, 2006                  JULY 31, 2007                JULY 31, 2008
------------------------------ ---------------------------- ----------------------------
$3,306                         $45,099                      $99,325
------------------------------ ---------------------------- ----------------------------

         The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year. As of July 31, 2008, the Fund held $1,877,670 of Lehman Brothers UK Capital Funding IV LP.


                        CAPITALIZATION AND VOTING RIGHTS

         The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of the Fund are fully paid and non-assessable. No class of shares of the Fund has preemptive rights or subscription rights.

         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trust currently consists of eleven series. Pursuant to the Declaration of Trust, the Trustees may terminate the Fund without shareholder approval. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size. The Trustees have authorized the issuance of Class A, Class B and Class C shares for the Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's Declaration of Trust and By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of the Fund entitle their holders to one vote per share (with proportionate voting or fractional shares). Shareholders of the Fund are entitled to vote on matters that affect the Fund or class. The Henderson Global Funds and classes of shares of each fund or the Trust will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding voting securities" of the Fund or class means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of the Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee. Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class. Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

         Under Delaware law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.


         The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Multi-Class Plan under Rule 18f-3 on behalf of the Fund. The Multi-Class Plan includes the following: (i) shares of each class of each fund of the Trust are identical, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class, (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Henderson Global Fund and (iii) the Fund's Class B shares convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of the conversion.


                      PURCHASES AND REDEMPTION INFORMATION

         PURCHASES. As described in the Prospectus, shares of the Fund may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker and/or financial advisor.

         RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs ("SEP IRAs"). For plan administrator contact information, participants should contact their respective employer's human resources department. Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.


         EXCHANGES. As described in the Prospectus, shareholders of the Fund have certain exchange privileges. Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective Prospectus. An exchange of shares is a taxable transaction for federal income tax purposes.


         INITIAL SALES CHARGES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Henderson Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares.

         ADDITIONAL PAYMENTS. Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Fund. These fees do not come out of the Fund's assets. Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts. These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

         The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor and will not increase expenses of the Fund. You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Fund and discuss this matter with your financial adviser.

         ADDITIONAL CHARGES. Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

         CONTINGENT DEFERRED SALES CHARGES - CLASS A, CLASS B AND CLASS C SHARES. Class A shareholders may exchange their Class A shares that are subject to a CDSC, as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Henderson Global Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any fund exercising the exchange privilege will continue to be subject to that fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Henderson Global Fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.


         The following CDSC table applies to Class B shares:

         ------------------------------------- ----------------------------------------------------------------------
                                               CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF DOLLAR AMOUNT
         YEAR SINCE PURCHASE                   SUBJECT TO CHARGE
         ------------------------------------- ----------------------------------------------------------------------
         First                                 5%
         ------------------------------------- ----------------------------------------------------------------------
         Second                                4%
         ------------------------------------- ----------------------------------------------------------------------
         Third                                 4%
         ------------------------------------- ----------------------------------------------------------------------
         Fourth                                3%
         ------------------------------------- ----------------------------------------------------------------------
         Fifth                                 2%
         ------------------------------------- ----------------------------------------------------------------------
         Sixth                                 1%
         ------------------------------------- ----------------------------------------------------------------------
         Seventh and thereafter                0%
         ------------------------------------- ----------------------------------------------------------------------


         Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Henderson Global Fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.)


         For purposes of computing the CDSC (and conversion feature, if applicable) that may be payable upon the redemption of the new Class A or Class C shares, the holding period of the outstanding shares is "tacked" onto the holding period of the new shares.

         Each exchange will be made on the basis of the relative net asset value per share of the Fund involved in the exchange next computed following receipt by the Transfer Agent of telephone instructions or a properly executed request. Exchanges, whether written or telephonic, must be received by the Transfer Agent by the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law.


         An exchange of shares between any of the Henderson Global Funds will generally result in a taxable gain or loss for federal income tax purposes. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares surrendered) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges that were incurred on the surrendered shares into account in computing taxable gain or loss on an exchange. See "Federal Income Tax Matters."


         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.


         CONVERSION OF CLASS B SHARES. As described in the Prospectus, Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.


         REDEMPTIONS. As described in the Prospectus, shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent, less any applicable CDSC.

         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.


         Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act. This requires the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash. For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.


         OTHER REDEMPTION INFORMATION. If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

                                 NET ASSET VALUE


         The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.


         Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.

         A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. Interest bearing commercial paper which is purchased at par will be valued at par. Interest is accrued daily. Money market instruments purchased with an original or remaining maturity of 60 days or less maturing at par, are valued at amortized cost, which the Board believes approximates market value.

         Options, futures contracts and options on futures contracts are valued at the last reported sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last reported sale price on the other exchange(s). If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.

         Securities and other assets for which market prices are not readily available are priced at a "fair value" as determined by the Adviser in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board. The Board of Trustees has adopted procedures for valuing the Fund's securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Fund at the next regularly scheduled quarterly meeting of the Board.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.


         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.


                           FEDERAL INCOME TAX MATTERS


         The following is a general discussion of certain US federal income tax consequences of investing in the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. It is based on provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this SAI, all of which may change, possibly with retroactive effect. This discussion generally applies only to holders of shares who are citizens or residents of the United States and who are subject to federal income taxation (i.e., not exempt form taxation). Accordingly, investors should consult with a competent tax adviser before making an investment in the Fund. The Fund is not managed for tax-efficiency.


         The Fund has elected to be treated, has qualified and intends to continue to qualify for each of its taxable years as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business or in the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to US federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) determined without regard for the deduction for dividends paid for the taxable year is distributed to shareholders. However, the Fund will generally be subject to federal corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed net investment income or net capital gain. The Fund intends to distribute all or substantially all of its net investment income and net capital gain each year.


         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid this tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund intends to make distributions to shareholders in accordance with such distribution requirements, however, the Fund may be subject to excise tax.


         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS. The Fund's transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes.

         The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to, where appropriate, mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of US federal income and excise taxes.


         Options held by the Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain other options, futures contracts and options on futures contracts utilized by the Fund are also Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

         CURRENCY FLUCTUATIONS - "'SECTION 988' GAINS OR LOSSES". Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.



         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to federal income tax and an additional interest charge on the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to federal income tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the federal income tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income for federal income tax purposes even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative federal income tax treatment with respect to its PFIC shares. If certain conditions are satisfied, the Fund may elect to mark-to-market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.


         DEBT SECURITIES ACQUIRED AT A DISCOUNT. Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and a portion of the OID is included in the Fund's income in each taxable year such debt security is held by the Fund, even though payment of that amount is not received until a later time, usually when the debt security matures.


         Some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. The Fund may make one or more of the elections applicable to debt securities having discount or market, which could affect the character and timing of recognition of income.


         The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. The Fund may need to sell securities at inopportune times to raise cash to pay such dividends.


         The Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

         DISTRIBUTIONS. Distributions are taxable to a US shareholder whether paid in cash or shares. Distributions of investment company taxable income (as such term is defined in the Code, but determined without regard to the deduction for dividends paid) are generally taxable as ordinary income. However, if a portion of the Fund's investment company taxable income is attributable to "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then for taxable years beginning on or before December 31, 2010, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided both the Fund and the shareholder satisfy certain holding period and other requirements. For such taxable years, the maximum federal income tax rate applicable to net capital gain for individuals and other noncorporate investors has been reduced to 15%. Dividends from most real estate investment trusts and certain foreign corporations are not eligible for treatment as qualified dividend income.

         Dividends paid by the Fund that are derived from dividends received from US corporations may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the "Dividend Received Deduction"). Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends in determining their federal taxable income. Corporate shareholders of a regulated investment company must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction. The alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the Dividends Received Deduction or for treatment as qualified dividend income. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the US federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.



         DISPOSITION OF SHARES. Upon a redemption, sale or exchange of a shareholder's shares, such shareholder will generally recognize a taxable gain or loss for federal income tax purposes depending upon his or her basis in the shares disposed. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands at the time of the disposition and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares. Shares held for one year or less generally will be taxed as short-term capital gain or loss. Shares held for more than one year generally will be taxed as long-term capital gain stock. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with other Fund shares or substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or treated as having been received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.

         In some cases, shareholders who exchange shares will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right and not with respect to the original shares. This provision may be applied to successive acquisitions of Fund shares.



         FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the US may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.




         The foregoing is only a general discussion of the foreign tax credit and deduction under current federal income tax law. Because application of the credit and deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

         DISCLOSURE STATEMENTS FOR LARGE LOSSES. Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service (the "IRS") a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


         BACKUP WITHHOLDING. The Fund will be required to report to the IRS all distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's US federal income tax liability provided the appropriate information is furnished to the IRS.


         OTHER TAXATION. Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Non-US shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% US withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will generally not be required to withhold tax on any amounts paid to a non-US shareholder with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate any such amounts.



         This discussion does not purport to deal with all of the tax consequences applicable to the Fund or all shareholders of the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in the Fund.

                             REGISTRATION STATEMENT

         This SAI and the Fund's Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

         Statements contained herein and in the Fund's Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the

Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


          The financial statements of the Fund, including the notes thereto, dated July 31, 2008 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Fund dated as of July 31, 2008. The information under the caption "Financial Highlights" of the Fund for the period from commencement of operations through July 31, 2008, appearing in the Prospectus has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon Ernst & Young LLP's report given on the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                   APPENDIX B


                     HENDERSON INVESTMENT MANAGEMENT LIMITED

                          PROXY POLICIES AND PROCEDURES

It is the intent of Henderson Investment Management Limited (HIML) to vote proxies in the best interests of the firm's clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.


1.       Responsibilities

         The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.


2.       Service Providers

         HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

         Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.


3.       Voting Guidelines

         HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson's approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.


3.1.     International Corporate Governance Policy

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a 'one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.



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         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.(1)


3.2.     Corporate objective

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.


3.3. Disclosure and transparency

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.


3.4.     Boards of directors

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

         o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

         o Monitoring the effectiveness of the company's governance practices and making changes as needed.

         o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

         o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

         o Ensuring a formal and transparent board nomination and election process.


------------
(1)      These Principles are based on the Organisation for Economic Development
         (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).




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         o        Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

         o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

         o        Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.


3.5.     Shareholder rights

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.


3.6. Audit and internal control

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The



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         Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7.     Remuneration

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

         o the overall potential cost of the scheme, including the level of dilution

         o        the issue price of share options relative to the market price

         o the use of performance conditions aligning the interests of participants with shareholders

         o the holding period ie. the length of time from the award date to the earliest date of exercise

         o        the level of disclosure.


4.       Voting Procedures

         The procedure for casting proxy votes is as follows:

         1. Custodians notify ISS of forthcoming company meetings and send proxy materials.

         2.       ISS notifies Henderson of meetings via its VoteX website.



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         3.       ISS provides voting recommendations based on HIML's Proxy
                  Voting Policies.

         4. The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.

         5. The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.

         6. Voting instructions are sent to custodians via the VoteX website and executed by the custodians.

         7. If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the VoteX website and voting instructions are executed by the custodians.


5.       Share blocking

         In a number of markets in which the funds invest, shares must be suspended from trading ('blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.


6.       Conflicts of interest

         For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

         Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

         Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

         The following are examples of situations where a conflict may exist:



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         o        Business Relationships - where HIML manages money for a
                  company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

         o Personal Relationships - where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

         o Familial Relationships - where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

         o Fund Relationships - HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

         It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.


7.       Proxy Committee

         The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever a conflict of interest is identified.

         Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The members of the Proxy Committee shall choose a chair of the Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

         The Proxy Committee will review each item referred to it to determine if a conflict of interest exists and will produce a Conflicts Report for each referred item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and
         (3) based on confirmations from the relevant portfolio managers discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

         The Proxy Committee will review the issue and direct ISS as to how to vote the proxies.



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                                                                      APPENDIX A



1        RESPONSIBLE INVESTMENT POLICY

         Monitoring and taking action on financial performance, corporate governance and corporate responsibility

1.1      PURPOSE AND SCOPE

         Henderson Global Investors' Responsible Investment policy sets out how we discharge our responsibility towards our clients by protecting and enhancing shareholder value in the companies in which we invest on clients' behalf through our work on corporate governance (CG) and corporate responsibility (CR).

         We believe that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

         This policy sets out how Henderson implements the UK Institutional Shareholders' Committee's Statement of Principles on the
         Responsibilities of Institutional Shareholders and Agents(2). Henderson is a founding signatory of The United Nations Principles for Responsible Investment (PRI)(3), and this policy sets out our approach in applying the Principles across our equity holdings.

2        UK CORPORATE GOVERNANCE

2.1.     OVERVIEW

         The purpose of our corporate governance work is to try and ensure that the boards of the companies in which we invest perform to high standards and are accountable to shareholders. The composition and structure of boards, and the processes by which boards operate, need to be carefully planned and managed to this end.

         Henderson expects UK companies to comply with the Combined Code(4), including the Turnbull Guidance on Internal Control, or to provide adequate explanation of areas in which they fail to comply. Our corporate governance work is also guided by best practice guidelines developed by industry bodies such as the Association of British Insurers(5), the Association of Investment Companies(6) and the National Association of Pension Funds(7).

         While we prefer that companies adhere to the principles and provisions of the Combined Code and best practice, we recognise that a different approach may be justified in


------------
(2)      www.institutionalshareholderscommittee.org.uk
(3)      www.unpri.org
(4)      www.frc.org.uk/corporate/combinedcode.cfm
(5)      www.ivis.co.uk/Guidelines.aspx
(6)      www.theaic.co.uk/technical/guidesdirectors.asp
(7)      www.napf.co.uk/Policy/Governance.cfm



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         particular circumstances. We evaluate each deviation on its own merits.
         In such cases, the onus is on the company to provide us with sufficient information to enable us to take an informed view. Where adequate explanation is provided, we will support the board. However, where we judge that insufficient assurance has been given that the arrangements adopted are in the best interests of shareholders, we will not support the board.

         Henderson holds shares in many small companies, including companies listed on the Alternative Investment Market (AIM), where the Combined Code does not apply. We consider that the main principles of good corporate governance embodied in the Code are applicable to listed companies of all sizes and stages of development. However, we recognise that some of the more detailed provisions of the Code will not be appropriate. The onus is on smaller companies to explain their governance arrangements in relation to their size and stage of development. We support the work of the Quoted Companies Alliance(8)
         (QCA) in setting out guidelines for smaller quoted companies and AIM companies.

         The paragraphs below amplify and clarify certain aspects of Henderson's approach to a company's corporate governance.

2.2.     GOVERNANCE REPORTING

         Governance reporting has expanded exponentially in recent years. However, the increasing quantity of reporting has in many cases not been matched by better quality, with many companies indulging in 'boiler-plate' disclosure. We attach great value to the quality of governance reporting, which forms an important part of our assessment of companies. Reporting should explain clearly how the company's particular corporate governance arrangements and structure help it to develop and execute its strategy successfully.

2.3.     BOARD COMPOSITION

         The Board should be formed of a suitable balance and quality of executive and non-executive directors to enable it to execute strategic control of the company's affairs to maximise long term shareholder value. To this end, it is important that the Board has a sufficient contingent of independent non-executive directors to maintain appropriate oversight on shareholders' behalf.

2.4.     ROLES OF CHAIRMAN AND CHIEF EXECUTIVE

         In order to prevent the concentration of power in the hands of one person, we do not favour the combination of the roles of Chairman and Chief Executive. However, we recognise that in some very limited circumstances, the combination of these roles may be justified. Such circumstances may include where the chief executive has resigned and the chairman temporarily holds the chief executive role until a suitable replacement is found. Where a company believes its particular circumstances warrant the


------------
(8)      www.qcanet.co.uk/guidance_booklets.asp




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         combination of these roles, we expect prior disclosure and explanation of the circumstances.

         We do not favour chief executives or other executive directors going on to become chairman of the same company. Exceptionally, we may support such a move based upon a company's unique circumstances. In such a situation major shareholders should be consulted in advance and adequate justification must be provided.

2.5.     DEFINITION OF INDEPENDENCE

         When assessing the independence of a non-executive director, we will consider whether there are relationships or circumstances which are likely to affect, or could appear to affect, the director's judgement. These include where the director:

         o has been an employee of the company or group within the last five years

         o has, or has had within the last three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company

         o has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or a performance-related pay scheme, or is a member of the company's pension scheme

         o has close family ties with any of the company's advisers, directors or senior employees

         o holds cross-directorships or has significant links with other directors through involvement in other companies or bodies

         o        represents a significant shareholder

         o has served on the board for more than nine years from the date of their first election

         Where a company maintains that a non-executive director is independent despite the presence of the above relationships or circumstances, the onus is on the board to provide evidence to support the claim. Henderson will exercise judgement in assessing independence in each individual case. In particular, we do not consider that board tenure of more than nine years in itself necessarily compromises independence with the resultant implications for membership of board committees. Where appropriate, we will have regard to the non-executive director's performance on the board and committees in determining whether the director exercises independent judgement in relation to the company.

2.6.     APPOINTMENT AND RE-ELECTION OF DIRECTORS

         The appointment of any director to the board should be the result of a formal, rigorous and transparent procedure led by the Nomination Committee. The Nomination Committee should assure itself and the shareholders that the proposed director is able to devote sufficient time to the role. Where appropriate, we also have regard to the director's performance record at other companies.




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         We will support the election of directors who are able to contribute to the preservation and enhancement of shareholder value.

2.7.     NON-EXECUTIVE DIRECTORS

         Our voting decision on the appointment or reappointment of non-executive directors is also affected by factors which do not apply to executive directors. This is because of the monitoring duties that non-executive directors in particular are required to perform in order to protect shareholders' interests.

         When determining how to vote on the election of a non-executive director, in addition to the points stated in paragraph 2.6, we take into consideration the proportion of independent non-executive directors on the board and the suitability of the non-executive director to fulfil any committee duties.

         The fact that companies are required to have separate board committees does not, in our view, detract from the responsibility of the board as a whole for decisions or duties within the remit of the board committee. Where we have over a period expressed concern to the company about the performance of a particular committee and such concerns have not been resolved to our satisfaction, we may withhold support from any member of the board, irrespective of their membership of the particular committee, as we consider appropriate.

2.8.     SUCCESSION PLANNING

         We expect the board to make adequate arrangements for succession planning. This process should be led by the Nomination Committee. Details of appointment procedures for directors and succession planning arrangements should be disclosed to shareholders.

2.9.     RELATIONSHIP WITH AUDITORS

         It is of the utmost importance that auditors remain independent from the company. The company should disclose the scale of non-audit fees paid to the audit firm, the nature of the work involved, and the procedure for awarding such contracts.

         When considering whether to approve the appointment of auditors and their remuneration, the significant driver is the independence of the audit process. The audit committee, consisting solely of independent non-executive directors, not the executives or chairman, should be seen to lead the relationship of the company with the auditors.

         The fees generated from the provision of non-audit services should not be of such magnitude as to appear to impair the auditors' objectivity. Where non-audit fees are substantial relative to the audit fee it is up to the audit committee to justify why this expenditure is in shareholders' interests.



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2.10.    REMUNERATION

         The quality of a company's remuneration policy and practices can be seen as a litmus test of good corporate governance.

         Henderson believes that executives should be fairly rewarded for the contribution they make to the maximisation of long-term shareholder value. A fully independent Remuneration Committee has a critical role to play in determining a company's remuneration policy and practices. Remuneration Committees should ensure that executive remuneration packages are structured in a manner which reflects the achievement of corporate objectives and limits the possibility of 'rewards for failure'.

         We also attach importance to the Combined Code's principle on remuneration, namely that:

         "The Remuneration Committee should judge where to position their company relative to other companies. But they should use such comparisons with caution, in view of the risk of an upward ratchet of remuneration levels with no corresponding improvement in performance. They should also be sensitive to pay and employment conditions elsewhere in the group, especially when determining annual salary increases".(9)

         Companies should seek to develop remuneration arrangements specific to the company and clearly aligned with business strategy and objectives, utilising the most appropriate performance measures, rather than simply adopting 'off-the-peg' policies.

2.11.    SERVICE CONTRACTS

         Henderson does not approve of rolling service contracts terminable on more than one year's notice. This does not preclude companies, where necessary, from offering newly-recruited directors longer-term contracts which subsequently reduce to one year rolling contracts after a specified period. However, companies should not offer longer-term contracts to new directors as a matter of course. Where a company offers a new director a contract along these lines, an explanation of its necessity should be included in the report and accounts.

         We do not approve of remuneration policies that allow enhanced notice periods or compensation on a change of control of the company.

2.12.    REMUNERATION REPORT

         The Directors' Remuneration Report Regulations 2002 (Remuneration Regulations) provide shareholders with a platform to signal their view of a company's remuneration policy and practices to the Board. We expect remuneration reports to meet the disclosure requirements of the Remuneration Regulations. Companies should fully disclose all information that shareholders need to take an informed view of the remuneration policy, arrangements and practices.


------------
(9)      The Combined Code, Section B.1



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         Henderson assesses whether the remuneration policy and practices disclosed in the remuneration report meet best practice guidelines as prescribed in the Combined Code, the ABI Guidelines on Executive Remuneration and the ABI/NAPF Best Practice on Executive Contracts and Severance(10). Henderson also assesses whether the disclosed policy and practices sufficiently link executive rewards to the preservation and enhancement of shareholder value.

         While it is not possible to list all the factors that may cause us not to support a company's remuneration report, the factors that would cause concern include:

         o        disclosure below the requirements of the Remuneration
                  Regulations

         o executive director service contracts terminable on more than one year's notice

         o compensation on termination in excess of one year's remuneration

         o notice period or compensation in excess of one year on a change of control of the company

         o payment of compensation to executives when their service contracts are amended to bring them into line with best practice

         o salary increases or increased maximum bonus opportunities which are not linked to productivity improvement or increased responsibilities; the inappropriate use of comparator data to justify increases is to be discouraged

         o        ex-gratia payments for past performance

         o payment of transaction bonuses where the benefit to shareholders has not accrued or is not evident

         o the exercise of discretion by the Remuneration Committee to permit payment or awards beyond the scope of the company's disclosed remuneration policy without prior shareholder consultation. The exercise of such discretion must involve some demonstrable benefit to shareholders;

         o non-disclosure or insufficient information on the maximum individual rewards obtainable under performance-related remuneration schemes

         o amendments to material terms of performance-related remuneration without appropriate shareholder consultation or explanation. These include increases in maximum bonus potential or variations in performance targets which increase the likelihood of awards vesting

         o        repricing or exchange of underwater stock options

         o terms and structure of incentive schemes not in line with best practice

         o retesting of performance conditions not in line with ABI guidelines; and dilution limits not in line with ABI guidelines

         o incomplete disclosure of performance metrics, including all those applying to annual bonuses



------------
(10)     www.ivis.co.uk/Guidelines.aspx




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2.13.    INCENTIVE SCHEMES

         We will support incentive schemes which genuinely incentivise executives to pursue strategies which will increase long-term shareholder value and which align the interests of executives and shareholders. We expect incentive schemes to incorporate demanding performance targets which are aligned with business strategy and objectives and provide the highest rewards only for the highest performance.

         While it is the Board's responsibility, on the advice of the Remuneration Committee, to devise incentive schemes which drive a company's performance, Henderson has a preference for schemes which award conditional shares based on the attainment of performance targets. We also prefer performance targets based on a company's total shareholder return relative to an appropriate index or peer group. Where a total shareholder return performance measure is adopted, the Remuneration Committee should ensure that there has been an improvement in the company's underlying performance, by incorporating an appropriate financial measure underpin.

         Henderson considers that real alignment between the interests of shareholders and executives is achieved when executives hold shares in the company. We expect companies to introduce meaningful shareholding guidelines which require executives to hold shares in the company either through share purchases or the retention of shares acquired through share incentive schemes until a stated level of shareholding is achieved.

         Henderson will assess whether the structure of the incentive scheme accords with current market and best practice, having regard to the principles of the ABI Guidelines on Executive Remuneration. While all aspects of the ABI Guidelines are important, we wish to draw attention to the following points in particular:

         o share incentive scheme proposals should as far as possible be designed to be specific to an individual company's requirements and strategic outcomes.

         o full details of incentive scheme proposals and their cost implications should be disclosed. Henderson will not be able to approve proposals whose operation or implications are unclear.

         o proposed incentive schemes should form part of a well-considered remuneration package; the level of potential benefits should not be excessive and should be scaled relative to performance.

         o the maximum annual limit on individual participation should be disclosed; participation limits should be expressed as a percentage of salary and in setting this limit, remuneration committees should have regard to best practice and market norms. Awards higher than the market norm should be subject to more demanding performance conditions.

         o when determining the level of share incentive awards in any year, it may be appropriate for remuneration committees to take account of the company's performance (whether financial or operational) in the period preceding grant. This may be a more appropriate basis for determining award levels, within the limit approved by shareholders, rather than one based solely on peer group comparisons.



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         o        share incentive awards and option grants should be phased, generally on an annual basis, rather than awarded in block grants.

         o we are extremely reluctant to approve share-based remuneration with no forward-looking performance conditions even where companies have substantial US operations.

         o to ensure that executive rewards are based on genuine and sustained performance, it may be appropriate to set performance targets at a premium to depressed base levels. This would also avoid windfall rewards based not on genuine performance but on depressed share price or other financial results at the time of grant.

         o performance periods should be at least three years. We strongly encourage longer performance periods, in order to motivate the achievement of sustained performance.

         o re-testing of performance conditions is not appropriate for the majority of schemes, particularly where the Company has adopted a policy of making awards on an annual basis. A proposal to permit retesting under new schemes would only be supported in exceptional circumstances. The Board must also commit to a regular review of the retesting provision with a view to removing it when conditions permit. Retesting is not acceptable for conditional share awards and similar nil-priced option schemes.

         o there should be no automatic waiver of performance conditions on a change of control. The underlying financial performance of a company that is subject to a change of control should be a key determinant of what share-based awards, if any, should vest for participants.

         o share incentive awards should vest on a pro-rata basis, taking into account the vesting period that has elapsed at the time of the change of control.

2.14.    CHAIRMAN'S AND NON-EXECUTIVE DIRECTORS' REMUNERATION

         The chairman and non-executive directors should be appropriately rewarded for their contribution but this should be made available in cash or in shares bought or allocated at market price.

         We do not support the award of share incentives (or other incentives geared to the share price) to the chairman and non-executive directors. This is because such awards could compromise independence, encourage short-term focus and align interests with those of executives rather than shareholders.

         A proposal to award share incentives should be based on exceptional circumstances with the onus on the company to explain why the proposed arrangement is appropriate. Where it is necessary to offer share incentives, our preference is for a one-off grant, with the award in conditional shares as opposed to share options, to be retained during the directors' tenure. Companies should consult with shareholders prior to the grant of such awards.

         A non-executive director who is awarded share incentives would not be considered to be independent. Such directors should not be members of the Audit or Remuneration committee.



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2.15.    INVESTMENT TRUSTS

         Boards of investment trusts should ensure that the interests of the shareholders (who are also the customers of the investment trust) are paramount when considering all aspects of the operation of the investment trust. Henderson expects investment trust companies to comply with the AIC Code of corporate governance or to provide adequate explanation of areas in which they fail to comply. In particular, the Board should be sufficiently independent of the manager so that it is able to assess, objectively, the performance of the fund manager.
         Specifically:

         o a majority of the board, including the chairman, should be independent of the manager. In addition, directors who serve on more than one board managed by the same manager will not be regarded as independent;

         o no more than one current or recent employee of the manager should serve on a board. Such employee directors should stand for re-election annually. This provision does not apply to self-managed companies; and

         o no employee of the manager or executive of a self-managed company or ex-employee within the last five years should serve as chairman.

2.16.    TAKE-OVERS AND MERGERS

         Our voting decisions on proposed take-overs and mergers are based primarily on our analysts' and fund managers' view on the alignment between the proposal and shareholders' interests. If there were a corporate governance dimension to the proposal, our decision-making process would take this into account.

3        INTERNATIONAL CORPORATE GOVERNANCE

3.1.     OVERVIEW

         International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a 'one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

         Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles(11)

3.2.     CORPORATE OBJECTIVE

         The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to


------------
(11)     These Principles are based on the Organisation for Economic Development
         (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).



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         ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders

3.3.     DISCLOSURE AND TRANSPARENCY

         Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(12)

         Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4.     BOARDS OF DIRECTORS

         Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply :

         o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

         o Monitoring the effectiveness of the company's governance practices and making changes as needed.

         o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

         o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

         o Ensuring a formal and transparent board nomination and election process.

         o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

         o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

         o        Overseeing the process of disclosure and communications.

         The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.


------------
(12)     For further discussion of corporate responsibility see section 4.



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         Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board and influencing the conduct of the board as a whole.

         Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

         When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5.     SHAREHOLDER RIGHTS

         All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

         Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called 'poison pills', and the equity component of compensation schemes.

         We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

3.6.     AUDIT AND INTERNAL CONTROL

         Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

         Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.




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3.7.     REMUNERATION

         Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

         The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

         Companies should disclose in each annual report or proxy statement the board's policies on remuneration (and preferably the remuneration of individual board members and top executives), as well as the composition of that remuneration so that investors can judge whether corporate pay policies and practices are appropriately designed.

         Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

         When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

         o the overall potential cost of the scheme, including the level of dilution

         o        the issue price of share options relative to the market price

         o the use of performance conditions aligning the interests of participants with shareholders

         o the holding period, ie, the length of time from the award date to the earliest date of exercise

         o        the level of disclosure

4.       CORPORATE RESPONSIBILITY

4.1      DEFINITION

         Henderson believes that good management of a range of responsibilities towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

         o economic responsibilities to shareholders, and fair and legal behaviour towards consumers, suppliers and competitors;

         o        responsibilities to minimise and manage environmental impacts;

         o        responsibilities towards employees; and

         o        responsibilities to the wider community.




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4.2      CORPORATE RESPONSIBILITY STANDARDS

         There are currently no standards for the broad range of CR issues that are universally recognised by companies and investors in the same way as the Combined Code for corporate governance in the UK or its statutory or market-based equivalents in other countries. Nonetheless, there is a body of international agreements amongst governments that provide a clear framework from which more specific expectations of business behaviour can be derived. Some of these, such as the Universal Declaration of Human Rights and International Labour Organisation conventions, have the force of international law. Others are voluntary but have substantial moral force. The OECD Guidelines for Multinational Enterprises, for example, have been agreed by governments, trades unions and civil society representatives.

         Henderson expects all companies in which it invests to adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(13) the UN Universal Declaration of Human Rights and the related covenants and conventions(14); International Labour Organisation conventions on labour standards(15); and the OECD Guidelines for Multinational Enterprises(16).

         The Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(17), developed by the UN Commission on Human Rights, also provide a useful broad framework.

4.3      DISCLOSURE ON CORPORATE RESPONSIBILITY

         Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period and its capabilities in relation to the issues.

         We support the UK Association of British Insurers (ABI) disclosure guidelines(18), which provide guidance for UK companies on ESG disclosures relating to Board responsibilities and to policies, procedures and verification.

         With regard to the Board, the company should state in its annual report whether:

         1.1 As part of its regular risk assessment procedures, the Board takes account of the significance of environmental, social and governance (ESG) matters to the business of the company.


------------
(13)     www.unglobalcompact.org
(14)     www.unhchr.ch/html/intlinst.htm
(15)     www.ilo.org/public/english/standards/norm/index.htm
(16)     www.oecd.org/pdf/M000015000/M00015419.pdf
(17)     www1.umn.edu/humanrts/links/NormsApril2003.html
(18)     http://www.ivis.co.uk/ResponsibleInvestmentDisclosure.aspx



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         1.2  The Board has identified and assessed the significant ESG risks to the company's short and long-term value, as well as the opportunities to enhance value that may arise from an appropriate response.

         1.3 The Board has received adequate information to make this assessment and that account is taken of ESG matters in the training of directors.

         1.4 The Board has ensured that the company has in place effective systems for managing and mitigating significant risks, which, where relevant, incorporate performance management systems and appropriate remuneration incentives.

         With regard to policies, procedures and verification, the annual report should:

         2.1 Include information on ESG-related risks and opportunities that may significantly affect the company's short- and long-term value, and how they might impact on the future of the business.

         2.2 Include in the description of the company's policies and procedures for managing risks, the possible impact on short- and long-term value arising from ESG matters. If the annual report and accounts states that the company has no such policies and procedures, the Board should provide reasons for their absence.

         2.3 Include information, where appropriate using Key Performance Indicators (KPIs), about the extent to which the company has complied with its policies and procedures for managing material risks arising from ESG matters and about the role of the Board in providing oversight.

         2.4 Where performance falls short of the objectives, describe the measures the Board has taken to put it back on track.

         2.5 Describe the procedures for verification of ESG disclosures. The verification procedure should be such as to achieve a reasonable level of credibility.

         With regard to the Board, the company should state in its remuneration report:

         3.1 Whether the remuneration committee is able to consider corporate performance on ESG issues when setting remuneration of executive directors. If the report states that the committee has no such discretion, then a reason should be provided for its absence.

         3.2 Whether the remuneration committee has ensured that the incentive structure for senior management does not raise ESG risks by inadvertently motivating irresponsible behaviour.



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         Where we judge that a company has not disclosed sufficient information on ESG issues, we may vote against the report and accounts.

4.4      ADDITIONAL DISCLOSURE ON CORPORATE RESPONSIBILITY

         ESG disclosure in the annual report will inevitably be relatively concise. In the case of many if not most companies it will be of great value to Henderson for fuller information to be provided in free-standing reports. Fuller reporting will also enable other stakeholders with a legitimate interest in the company to make an informed assessment of how the company is discharging its responsibilities towards them.

         It is important that information should wherever possible be comparable with that disclosed by other companies, particularly peers in a sector, in order to be of greatest value to us. While many jurisdictions lack legally binding ESG disclosure standards or indeed universally accepted voluntary standards, nonetheless, the voluntary standards produced by a number of bodies command considerable legitimacy.

         Henderson believes the Global Reporting Initiative (GRI) is the leading global standard for voluntary CR reporting.(19) It has the support of a wide range of companies, non-governmental organisations, international agencies and national governments. The GRI approach is similar to that of the UK Combined Code in that it sets out a range of issues and reporting indicators and asks companies to 'comply or explain', making their own judgements as to the relevance of individual issues. Companies can thus adapt the approach to their own particular circumstances. Nonetheless, we recognise that full GRI reporting is complex and that companies will need to develop their reporting capacity over time. Companies will also need to ensure consistency between any legal requirements for CR reporting and disclosure based on GRI.

         Henderson commends the Global Reporting Initiative guidelines and encourages companies to work towards reporting in full accordance with them.

         We also encourage companies to take part in sector and issue-specific disclosure initiatives, such as the Carbon Disclosure Project(20) and the framework set out in the Investor Statement on Pharmaceutical Companies and the Public Health Crisis in Emerging Markets.(21)

5.       POLICY IMPLEMENTATION

5.1      ENGAGEMENT AND ANALYSIS

         Henderson's fund managers, sector analysts, and corporate responsibility and corporate governance personnel maintain regular dialogue with companies. This dialogue allows us to monitor the development of companies' business, including areas such as overall strategy, business planning and delivery of objectives, capital structure, proposed acquisitions or disposals, corporate responsibility and corporate governance. In addition,


------------
(19)     www.globalreporting.org
(20)     www.cdproject.net
(21)     www.henderson.com/sri



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         we frequently engage with stakeholders such as NGOs, trade unions and other groups, to enhance our own views on company performance. Our analysis on corporate governance and corporate responsibility is fed into our overall investment process. Analysis is shared on internal IT systems and frequent discussion takes place between governance, CR and sector analysts and fund managers.

         We also undertake and commission bespoke corporate governance and corporate responsibility research focusing on specific themes and sectors.

         We take an active approach to making our views clear to companies and seeking improvements where we believe there are shortcomings in performance, or a company has failed to apply appropriate standards, or to provide adequate disclosure. We will continue our dialogue with the company over an extended period if necessary. If we are unable to resolve the matter through this dialogue, we may work with other institutional investors to put our concerns to the company jointly. We also have the option of using the voting rights held on behalf of clients to impress upon management the need for change or ultimately to support a takeover.

5.2.     VOTING

         We exercise voting rights on behalf of clients at meetings of all UK companies in which we have a holding. Outside of the UK, we vote according to client and fund manager priorities. We will not support board proposals which, in our view, are not in the best interests of shareholders. Where we have taken a decision not to support a management proposal we will, where practicable, seek to raise the issues with the company prior to voting.

         It is sometimes not possible to express disapproval of management action or policy by voting on a related resolution. In such cases, we may express our disapproval by not supporting the report and accounts. In such circumstances, we place particular emphasis on having a dialogue with the company to familiarise them with our reasons.

5.3      STOCK LENDING

         Stock lending makes an important contribution to market liquidity and provides additional investment returns for our clients. However, stock lending also has important implications for corporate governance policy as voting rights are transferred with any stock that is lent. We maintain the right to recall lent stock for voting purposes.

5.4      SHARE BLOCKING AND OTHER RESTRICTIONS ON VOTING

         In a number of markets in which Henderson invests, shares must be suspended from trading ('blocked') for a specified period before general meetings if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in a client's interest. In other markets, casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, Henderson will vote only in exceptional circumstances.



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6.       SYSTEMS AND PROCEDURES

6.1.     RESPONSIBLE INVESTMENT COMMITTEE

         Henderson has a standing Responsible Investment Committee which is responsible for overseeing and reviewing the implementation of the Responsible Investment Policy and any other related corporate governance and responsible investment matter within Henderson that may arise. The Committee is composed of representatives of the various fund management teams within Henderson, corporate responsibility personnel and corporate governance personnel.

6.2.     PROXY VOTING RESPONSIBILITIES

         Day-to-day responsibility for overseeing voting decisions lies with the Corporate Governance Manager. Voting decisions are made in close consultation with fund managers and analysts. Ultimate voting authority rests with individual portfolio managers, who are responsible for ensuring that votes are exercised in the best interests of fund beneficiaries.

6.3.     PROXY ADVISORY AND CORPORATE RESPONSIBILITY RESEARCH SERVICES

         To assist us in assessing the corporate governance of investee companies we subscribe to ISS (a corporate governance adviser owned by Risk Metrics). Our voting decisions are implemented electronically via the ISS Votex system.

         To assist us in assessing companies' management of corporate responsibility issues we purchase specialist research from a variety of sources.

6.4.     CONFLICTS OF INTEREST

         Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

         Where a conflict of interest arises, the matter will be referred to the Head of Equities by the Director of Company and Broker Relationships. The Head of Equities will convene a group comprising the Director of Company and Broker Relationships and other members of staff as appropriate. The Head of Equities will make our final engagement and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.

6.5.     CONFLICTS OF INTEREST IN RELATION TO HENDERSON GROUP

         When evaluating corporate governance and voting issues in relation to Henderson Group, our parent company, the overriding principle is the fiduciary duty we owe to our




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         clients. In order to ensure protection of our clients' interests, our policy will apply in the same way to Henderson Group as to all other companies.

6.6.     AUDIT TRAIL AND REPORTING

         We keep electronic records of all our engagement, voting and other corporate governance activities

         o Notes of meetings and other substantive contacts on corporate governance and corporate responsibility issues are logged on internal systems

         o Notes on the rationale for voting decisions are logged on internal systems

         These systems are used as the basis for our reporting to clients.

6.7.     EVALUATION OF EFFECTIVENESS

         We keep our CG and CR work under constant review to evaluate its effectiveness in influencing companies and generating analysis of value to our investment decision-making.

6.8      PUBLIC DISCLOSURE

         We publish information on our voting record on our website: www.henderson.com. Information on our engagement work and our analysis of specific CG and CR issues is also available on our website.

         For further information on Henderson's responsible investment work, please contact Antony Marsden, Corporate Governance Manager, antony.marsden@henderson.com.




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--------------------------------------------------------------------------------
Henderson Global Investors is the name under which Henderson Global Investors Limited, Henderson Fund Management plc, Henderson Administration Limited, Henderson Investment Funds Limited, Henderson Investment Management Limited and Henderson Alternative Investment Advisor Limited (each authorised and regulated by the Financial Services Authority and of 20 Bishopsgate, London EC2M 2DA) provide investment products and services.
--------------------------------------------------------------------------------

HENDERSON GLOBAL INVESTORS
20 Bishopsgate London EC2M 2DA
Tel: 020 7818 1818 Fax: 020 7818 1819

IMPORTANT INFORMATION

This document is issued by Henderson Global Investors Limited and is solely for the use of professional intermediaries, defined as Market Counterparties or Intermediate Customers in the Glossary of the Financial Services Authority's Handbook of Rules and Guidance for Authorised Firms made under the Financial Services and Markets Act 2000, and is not for general public distribution. Any
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This document may not be reproduced in any form without the express permission
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Henderson Global Investors or by any of its directors for any action taken on the basis of the content of this document.

This document has been produced based on Henderson Global Investors' research and analysis and represents our house view. The information is made available to clients only incidentally. Unless otherwise indicated, the source for all data is Henderson Global Investors. Any reference to individual companies is purely for the purpose of illustration and should not be construed as a recommendation to buy or sell or advice in relation to investment, legal or tax matters.

This document does not constitute or form part of any offer or solicitation to issue, sell, subscribe or purchase any investment, nor shall it or the fact of its distribution form the basis of, or be relied on in connection with, any contract for the same.

Please remember that past performance is not a guide to future performance. The value of an investment and the income from it can fall as well as rise as a result of market and currency fluctuations and you may not get back the amount originally invested. Tax assumptions may change if the law changes and the value of tax relief will depend upon individual circumstances.

Henderson Global Investors is the name under which Henderson Global Investors Limited, Henderson Fund Management plc, Henderson Administration Limited, Henderson Investment Funds Limited, Henderson Investment Management Limited and Henderson Alternative Investment Advisor Limited (each authorised and regulated by the Financial Services Authority and of 4 Broadgate, London EC2M 2DA) provide investment products and services. We may record telephone calls for our mutual
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                                                                      APPENDIX B


INTERNATIONAL RESPONSIBLE INVESTMENT POLICY

Monitoring and taking action on financial performance, corporate governance and corporate responsibility

PROXY VOTING POLICIES AND PROCEDURES

A.       PRINCIPLES(22)

1.       BACKGROUND

Henderson Global Investors believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out Henderson's approach to corporate governance, corporate responsibility and proxy voting for non-UK companies.

2.       CORPORATE OBJECTIVE

The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders

3.       DISCLOSURE AND TRANSPARENCY

Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(23)

4.       BOARDS OF DIRECTORS

Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply :

1. Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and


------------
(22) These Principles are based on the Organisation for Economic Co-operation and Development (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

(23)     For further discussion of corporate responsibility see section 9.


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

         corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

2. Monitoring the effectiveness of the company's governance practices and making changes as needed.

3. Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning. 4. Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

5. Ensuring a formal and transparent board nomination and election process.

6. Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

7. Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

8.       Overseeing the process of disclosure and communications.

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis. Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

5.       SHAREHOLDER RIGHTS

All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.



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Shareholders should be given sufficient information about all proposals, sufficiently early, to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution.

6.       AUDIT AND INTERNAL CONTROL

Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

7.       REMUNERATION

Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

8.       CORPORATE RESPONSIBILITY

8.1      Definition

Henderson believes that good management of a range of responsibilities that companies have towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

         o economic responsibilities to shareholders and to behave fairly and legally in the marketplace, towards consumers, suppliers and competitors;

         o        responsibilities to minimise and manage environmental impacts;

         o        responsibilities towards employees; and

         o        responsibilities to the wider community.



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8.2      Corporate responsibility standards

Companies should adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(24) the UN Universal Declaration of Human Rights and the related covenants and conventions(25); International Labour Organisation conventions on labour standards(26); the OECD Guidelines for Multinational Enterprises(27).

The Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(28), developed by the UN Commission on Human Rights, also provide a useful broad framework.

8.3      Disclosure on corporate responsibility

8.3.1    Annual Report

COMPANIES SHOULD DISCLOSE IN THEIR ANNUAL REPORT HOW THEY ARE MANAGING KEY RISKS AND OPPORTUNITIES LINKED TO SOCIAL, ENVIRONMENTAL AND ETHICAL ISSUES.

8.3.2    ADDITIONAL DISCLOSURES: GLOBAL REPORTING INITIATIVE

Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period; and its capability in relation to the issues.

HENDERSON BELIEVES THE GLOBAL REPORTING INITIATIVE (GRI) IS THE LEADING GLOBAL STANDARD FOR VOLUNTARY CORPORATE RESPONSIBILITY REPORTING.(29) IT HAS THE SUPPORT OF A WIDE RANGE OF COMPANIES, NON-GOVERNMENTAL ORGANISATIONS, INTERNATIONAL AGENCIES AND NATIONAL GOVERNMENTS. THE GRI APPROACH IS SIMILAR TO THAT OF MANY MARKET-BASED CORPORATE GOVERNANCE CODES IN THAT IT SETS OUT A RANGE OF ISSUES AND REPORTING INDICATORS AND ASKS COMPANIES TO 'COMPLY OR EXPLAIN', MAKING THEIR OWN JUDGEMENTS AS TO THE RELEVANCE OF INDIVIDUAL ISSUES. COMPANIES CAN THUS ADAPT THE APPROACH TO THEIR OWN PARTICULAR CIRCUMSTANCES.

HENDERSON COMMENDS THE GLOBAL REPORTING INITIATIVE GUIDELINES AND ENCOURAGES COMPANIES TO WORK TOWARDS REPORTING IN FULL ACCORDANCE WITH THEM.


------------
(24)     www.unglobalcompact.org
(25)     www.unhchr.ch/html/intlinst.htm
(26)     http://www.ilo.org/public/english/standards/norm/index.htm
(27)     http://www.oecd.org/document/28/0,2340,en_2649_34889_
         2397532_1_1_1_1,00.html
(28) Prepared by a working group of the UN Commission on Human Rights and available at:
         http://www.unhchr.ch/Huridocda/Huridoca.nsf/0/13e40a9bc4e3be3fc
         1256912003c5797/$FILE/G0013866.pdf
(29)     http://www.globalreporting.org/guidelines/2002.asp


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B.       Proxy Voting Policies

IN THE LIGHT OF THE PRINCIPLES ELABORATED ABOVE, HENDERSON HAS ADOPTED PROXY VOTING GUIDELINES AND PROCEDURES. THE PROXY VOTING GUIDELINES, REPRESENT HOW HENDERSON WILL GENERALLY VOTE ON CERTAIN MATTERS. THESE GUIDELINES ARE DERIVED FROM INSTITUTIONAL SHAREHOLDER SERVICES' (ISS) GLOBAL POLICY. ISS PROVIDES PROXY VOTING RESEARCH AND VOTE EXECUTION SERVICES TO HENDERSON. OUR VOTING DECISIONS ARE MADE AS A RESULT OF CONSULTATION BETWEEN CORPORATE GOVERNANCE SPECIALISTS, FUND MANAGERS AND ANALYSTS WITHIN HENDERSON. OUR POLICY IS TO FOLLOW ISS VOTING RECOMMENDATIONS EXCEPT WHERE WE DO NOT CONSIDER THEM TO BE IN OUR CLIENTS' INTERESTS, FOR EXAMPLE BECAUSE THEY DO NOT TAKE SUFFICIENT ACCOUNT OF LOCAL PRACTICE AS WELL AS THE COMPANY'S PARTICULAR CIRCUMSTANCES.

Global Proxy Voting Guidelines

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

         o there are concerns about the accounts presented or audit procedures used; or

         o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

         o there are serious concerns about the accounts presented or the audit procedures used;

         o        the auditors are being changed without explanation; or

         o non audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

         o there are serious concerns about the statutory reports presented or the audit procedures used;

         o questions exist concerning any of the statutory auditors being appointed; or

         o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

         o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

         o the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.


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Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

         o        Adequate disclosure has not been provided in a timely manner;

         o There are clear concerns over questionable finances or restatements;

         o There have been questionable transactions with conflicts of interest;

         o There are any records of abuses against minority shareholder interests; and

         o the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labour representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.


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Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

         o there are serious questions about actions of the board or management for the year in question; or

         o legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with pre-emptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without pre-emptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without pre-emptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

         o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

         o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.



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

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.


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Share Repurchase Plans

Vote FOR share repurchase plans, unless:

         o        clear evidence of past abuse of the authority is available; or

         o        the plan contains no safeguards against selective buybacks.

Re-issuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions Vote FOR mergers and acquisitions, unless:

         o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

         o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Anti-takeover Mechanisms

Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.


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Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Proxy Voting Procedures

3.       RESPONSIBILITIES


Day-to-day responsibility for voting decisions lies with the Corporate Governance Manager. Voting decisions are made in close consultation with fund managers and analysts. If agreement cannot be reached by staff at this level, a decision is made by the Head of Equities. In these circumstances the rationale for the decision is recorded in writing.

4.       SHARE BLOCKING AND OTHER RESTRICTIONS ON VOTING

In a number of markets in which Henderson invests, shares must be suspended from trading ('blocked') for a specified period before general meetings if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, Henderson will vote only in exceptional circumstances.

3.       STOCK LENDING

Stock lending makes an important contribution to market liquidity, and also provides additional investment returns for our clients. However, stock lending also has important implications for corporate governance policy as voting rights are transferred with any stock that is lent. We maintain the right to recall lent stock for voting purposes.

4.       CONFLICTS OF INTEREST

Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

Where a conflict of interest arises, the matter will be referred to the Head of Equities by the Corporate Governance Manager. The Head of Equities will convene a group comprising the Corporate Governance Manager and other members of staff as appropriate. The Head of Equities will make our final engagement, activism and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.

4.1.     Conflicts of Interests in relation to Henderson Group

When evaluating corporate governance and voting issues in relation to Henderson Group, our parent company, the overriding principle is the fiduciary duty we owe to our clients. In order to ensure protection of our clients' interests, our policy will apply in the same way to Henderson Group as to all other companies.


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--------------------------------------------------------------------------------
HENDERSON GLOBAL INVESTORS IS THE NAME UNDER WHICH HENDERSON GLOBAL INVESTORS LIMITED, HENDERSON FUND MANAGEMENT PLC, HENDERSON ADMINISTRATION LIMITED, HENDERSON INVESTMENT FUNDS LIMITED, HENDERSON INVESTMENT MANAGEMENT LIMITED AND HENDERSON ALTERNATIVE INVESTMENT ADVISOR LIMITED (EACH AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY AND OF 4 BROADGATE, LONDON EC2M 2DA) PROVIDE INVESTMENT PRODUCTS AND SERVICES. WE MAY RECORD TELEPHONE CALLS FOR OUR MUTUAL PROTECTION AND TO IMPROVE CUSTOMER SERVICE.
--------------------------------------------------------------------------------



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                                                                      APPENDIX C

HIML US PROXY VOTING GUIDELINES

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent,

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

         o        Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held



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

each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

                             2. BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

         o        Composition of the board and key board committees;

         o        Attendance at board and committee meetings;

         o        Corporate governance provisions and takeover activity;

         o        Disclosures under Section 404 of Sarbanes-Oxley Act;

         o Long-term company performance relative to a market and peer index;

         o        Extent of the director's investment in the company;

         o        Existence of related party transactions;

         o        Whether the chairman is also serving as CEO;

         o        Whether a retired CEO sits on the board;

         o        Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

         o        Sit on more than six public company boards;

         o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

         o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

         o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

         o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

         o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

         o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

         o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

         o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.


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

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

         o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

         o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

         o        The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

         o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

         o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

         o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

         o The company fails to submit one-time transfers of stock options to a shareholder vote;

         o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

         o The company has poor compensation practices, which include, but are not limited to:
                  - EGREGIOUS EMPLOYMENT CONTRACTS INCLUDING EXCESSIVE SEVERANCE PROVISIONS;
                  -        EXCESSIVE PERKS THAT DOMINATE COMPENSATION;
                  -        HUGE BONUS PAYOUTS WITHOUT JUSTIFIABLE PERFORMANCE
                           LINKAGE;
                  - PERFORMANCE METRICS THAT ARE CHANGED DURING THE PERFORMANCE PERIOD;
                  - EGREGIOUS SERP (SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS) PAYOUTS;
                  -        NEW CEO WITH OVERLY GENEROUS NEW HIRE PACKAGE;
                  -        INTERNAL PAY DISPARITY;
                  - OTHER EXCESSIVE COMPENSATION PAYOUTS OR POOR PAY PRACTICES AT THE COMPANY.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.



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Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

VOTE CASE-BY-CASE ON PROPOSALS TO RESTORE OR PERMIT CUMULATIVE VOTING. IF ONE OF THESE THREE STRUCTURES IS PRESENT, VOTE AGAINST THE PROPOSAL:

         o        THE PRESENCE OF A MAJORITY THRESHOLD VOTING STANDARD;

         o A PROXY ACCESS PROVISION IN THE COMPANY'S BYLAWS OR GOVERNANCE DOCUMENTS; OR

         o A COUNTERBALANCING GOVERNANCE STRUCTURE COUPLED WITH ACCEPTABLE RELATIVE PERFORMANCE.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

         o        Annually elected board;

         o        Two-thirds of the board composed of independent directors;

         o        Nominating committee composed solely of independent directors;

         o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

         o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

         o Absence of superior voting rights for one or more classes of stock;

         o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

         o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

         o NO DIRECTOR RECEIVED WITHHOLD VOTES OF 35% OR MORE OF THE VOTES CAST IN THE PREVIOUS ELECTION.

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

         o        If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.



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Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

         o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
                  - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
                  - Serves as liaison between the chairman and the independent directors,
                  -        Approves information sent to the board,
                  -        Approves meeting agendas for the board,
                  - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
                  - Has the authority to call meetings of the independent directors,
                  - If requested by major shareholders, ensures that he is available for consultation and direct communication;

         o        Two-thirds independent board;

         o        All-independent key committees;

         o        Established governance guidelines;

         o        The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the



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company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

         o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

         o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

         o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

         o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

         o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

         o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

         o Effectively disclosed information with respect to this structure to its shareholders;

         o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

         o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card.



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Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

                                3. PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

         o Long-term financial performance of the target company relative to its industry;

         o        Management's track record;

         o        Background to the proxy contest;

         o        Qualifications of director nominees (both slates);

         o Strategic plan of dissident slate and quality of critique against management;

         o Likelihood that the proposed goals and objectives can be achieved (both slates);

         o        Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

               4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.



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Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

         o        Shareholders have approved the adoption of the plan; or

         o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

         o        No lower than a 20% trigger, flip-in or flip-over;

         o        A term of no more than three years;

         o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

         o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings


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                                OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

         o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

         o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

         o        Strategic rationale - Does the deal make sense strategically?
                  From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

         o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

         o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

         o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

         o        Purchase price;

         o        Fairness opinion;

         o        Financial and strategic benefits;

         o        How the deal was negotiated;

         o        Conflicts of interest;

         o        Other alternatives for the business;

         o        Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

         o        Impact on the balance sheet/working capital;


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         o        Potential elimination of diseconomies;

         o        Anticipated financial and operating benefits;

         o        Anticipated use of funds;

         o        Value received for the asset;

         o        Fairness opinion;

         o        How the deal was negotiated;

         o        Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

         o        Dilution to existing shareholders' position;

         o        Terms of the offer;

         o        Financial issues;

         o        Management's efforts to pursue other alternatives;

         o        Control issues;

         o        Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

         o        The reasons for the change;

         o        Any financial or tax benefits;

         o        Regulatory benefits;

         o        Increases in capital structure;

         o Changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

         o        Adverse changes in shareholder rights.


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Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

         o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

         o        Cash-out value;

         o Whether the interests of continuing and cashed-out shareholders are balanced; and

         o        The market reaction to public announcement of transaction.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

         o        Percentage of assets/business contributed;

         o        Percentage ownership;

         o        Financial and strategic benefits;

         o        Governance structure;

         o        Conflicts of interest;

         o        Other alternatives;

         o        Noncompletion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

         o        Management's efforts to pursue other alternatives;

         o        Appraisal value of assets; and

         o        The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

         o        Dilution to existing shareholders' position;

         o        Terms of the offer;

         o        Financial issues;

         o        Management's efforts to pursue other alternatives;

         o        Control issues;

         o        Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.



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Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

         o        Tax and regulatory advantages;

         o        Planned use of the sale proceeds;

         o        Valuation of spinoff;

         o        Fairness opinion;

         o        Benefits to the parent company;

         o        Conflicts of interest;

         o        Managerial incentives;

         o        Corporate governance changes;

         o        Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

         o        Prolonged poor performance with no turnaround in sight;

         o        Signs of entrenched board and management;

         o        Strategic plan in place for improving value;

         o Likelihood of receiving reasonable value in a sale or dissolution; and

         o Whether company is actively exploring its strategic options, including retaining a financial advisor.

                            6. STATE OF INCORPORATION

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.


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Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.


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State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

                              7. CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

         o        Rationale;

         o Good performance with respect to peers and index on a five-year total shareholder return basis;

         o        Absence of non-shareholder approved poison pill;

         o        Reasonable equity compensation burn rate;

         o        No non-shareholder approved pay plans; and

         o        Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders;

         o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.


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Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

         o        More simplified capital structure;

         o        Enhanced liquidity;

         o        Fairness of conversion terms;

         o        Impact on voting power and dividends;

         o        Reasons for the reclassification;

         o        Conflicts of interest; and

         o        Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.


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Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

         o        Adverse governance changes;

         o        Excessive increases in authorized capital stock;

         o        Unfair method of distribution;

         o        Diminution of voting rights;

         o        Adverse conversion features;

         o        Negative impact on stock option plans; and

         o        Alternatives such as spin-off.

                     8. EXECUTIVE AND DIRECTOR COMPENSATION

                            EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

         o        The total cost of the company's equity plans is unreasonable;

         o The plan expressly permits the repricing of stock options without prior shareholder approval;

         o There is a disconnect between CEO pay and the company's performance;

         o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

         o        The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect

Generally vote AGAINST plans in which:

         o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

         o the main source of the pay increase (over half) is equity-based, and

         o        the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

         o The compensation committee has reviewed all components of the CEO's compensation, including the following:
                  -        Base salary, bonus, long-term incentives;
                  - Accumulative realized and unrealized stock option and restricted stock gains;
                  - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
                  - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
                  - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

         o A tally sheet with all the above components should be disclosed for the following termination scenarios:
                  -        Payment if termination occurs within 12 months:
                           $_____;
                  - Payment if "not for cause" termination occurs within 12 months: $_____;
                  - Payment if "change of control" termination occurs within 12 months: $_____.

         o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

         o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(30) or performance-accelerated grants.(31) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

         o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.


------------
(30) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(31) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

2006 PROXY SEASON BURN RATE TABLE

                                                 RUSSELL 3000                        NON-RUSSELL 3000
                                               ----------------------------------- ----------------------------------
                                                            STANDARD    MEAN+STD                STANDARD    MEAN+STD
   GICS      DESCRIPTIONS                        MEAN       DEVIATION   EV           MEAN       DEVIATION   EV
---------------------------------------------------------------------------------- ----------------------------------
   1010    Energy                                1.53%      0.96%       2.50%        2.03%     2.53%       4.56%
---------------------------------------------------------------------------------- ----------------------------------
   1510    Materials                             1.37%      0.74%       2.11%        2.15%     2.01%       4.16%
---------------------------------------------------------------------------------- ----------------------------------
   2010    Capital Goods                         1.84%      1.09%       2.93%        2.74%     2.63%       5.37%
---------------------------------------------------------------------------------- ----------------------------------
   2020    Commercial Services & Supplies        2.73%      1.60%       4.33%        3.43%     4.18%       7.61%
---------------------------------------------------------------------------------- ----------------------------------
   2030    Transportation                        1.76%      1.71%       3.47%        2.18%     2.12%       4.30%
---------------------------------------------------------------------------------- ----------------------------------
   2510    Automobiles & Components              1.97%      1.27%       3.24%        2.23%     2.29%       4.51%
---------------------------------------------------------------------------------- ----------------------------------
   2520    Consumer Durables & Apparel           2.04%      1.22%       3.26%        2.86%     2.48%       5.35%
---------------------------------------------------------------------------------- ----------------------------------
   2530    Hotels Restaurants & Leisure          2.22%      1.09%       3.31%        2.71%     2.46%       5.17%
---------------------------------------------------------------------------------- ----------------------------------
   2540    Media                                 2.14%      1.24%       3.38%        3.26%     2.52%       5.77%
---------------------------------------------------------------------------------- ----------------------------------
   2550    Retailing                             2.54%      1.59%       4.12%        4.01%     4.03%       8.03%
---------------------------------------------------------------------------------- ----------------------------------
   3010,   Food & Staples Retailing              1.82%      1.31%       3.13%        2.20%     2.79%       4.99%
   3020,
   3030
---------------------------------------------------------------------------------- ----------------------------------
   3510    Health Care Equipment & Services      3.20%      1.71%       4.91%        4.33%     3.20%       7.53%
---------------------------------------------------------------------------------- ----------------------------------
   3520    Pharmaceuticals & Biotechnology       3.70%      1.87%       5.57%        5.41%     4.74%      10.15%
---------------------------------------------------------------------------------- ----------------------------------
   4010    Banks                                 1.46%      1.00%       2.46%        1.38%     1.42%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4020    Diversified Financials                3.00%      2.28%       5.28%        4.46%     4.01%       8.47%
---------------------------------------------------------------------------------- ----------------------------------
   4030    Insurance                             1.52%      1.04%       2.56%        2.25%     2.85%       5.10%
---------------------------------------------------------------------------------- ----------------------------------
   4040    Real Estate                           1.30%      1.01%       2.31%        1.12%     1.67%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4510    Software & Services                   5.02%      2.98%       8.00%        6.92%     6.05%      12.97%
---------------------------------------------------------------------------------- ----------------------------------
   4520    Technology Hardware & Equipment       3.64%      2.48%       6.11%        4.73%     4.02%       8.75%
---------------------------------------------------------------------------------- ----------------------------------
   4530    Semiconductors & Semiconductor
           Equip.                                4.81%      2.86%       7.67%        5.01%     3.06%       8.07%
---------------------------------------------------------------------------------- ----------------------------------
   5010    Telecommunication Services            2.31%      1.61%       3.92%        3.70%     3.41%       7.11%
---------------------------------------------------------------------------------- ----------------------------------
   5510    Utilities                             0.94%      0.62%       1.56%        2.11%     4.13%       6.24%
---------------------------------------------------------------------------------- ----------------------------------

         For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

---------------------------------- ------------------------------- ------------------------------------------------
CHARACTERISTICS                    Annual Stock Price Volatility                       PREMIUM
---------------------------------- ------------------------------- ------------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------

Poor Pay Practices

VOTE AGAINST EQUITY PLANS IF THE PLAN IS A VEHICLE FOR POOR COMPENSATION PRACTICES.

WITHOLD FROM COMPENSATION COMMITTEE MEMBERS IF THE COMPANY HAS POOR COMPENSATION PRACTICES.

POOR COMPENSATION PRACTICES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

         o EGREGIOUS EMPLOYMENT CONTRACTS INCLUDING EXCESSIVE SEVERANCE PROVISIONS;

         o        EXCESSIVE PERKS THAT DOMINATE COMPENSATION;

         o        HUGE BONUS PAYOUTS WITHOUT JUSTIFIABLE PERFORMANCE LINKAGE;

         o        PERFORMANCE METRICS THAT ARE CHANGED DURING THE PERFORMANCE
                  PERIOD;

         o        EGREGIOUS SERP (SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS)
                  PAYOUTS;

         o        NEW CEO WITH OVERLY GENEROUS HIRING PACKAGE;

         o        INTERNAL PAY DISPARITY;

         o OTHER EXCESSIVE COMPENSATION PAYOUTS OR POOR PAY PRACTICES AT THE COMPANY.

      SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

Dividend Equivalent Rights

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling  Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

                    OTHER COMPENSATION PROPOSALS AND POLICIES

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

         o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

         o        Vesting schedule or mandatory holding/deferral period:
                  - A minimum vesting of three years for stock options or restricted stock; or
                  - Deferred stock payable at the end of a three-year deferral period.

         o        Mix between cash and equity:
                  -        A balanced mix of cash and equity, for example 40%
                           cash/60% equity or 50% cash/50% equity; or
                  -        If the mix is heavier on the equity component, the
                           vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

         o No retirement/benefits and perquisites provided to non-employee directors; and

         o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

------------------------------------- ----------------------------------- -----------------------------------
             COMPONENT                      AMOUNT EARNED/GRANTED                    DESCRIPTION
------------------------------------- ----------------------------------- -----------------------------------
Base Salary                           Current figure                      Explanation of any increase in
                                                                          base salary
------------------------------------- ----------------------------------- -----------------------------------
Annual Incentive                      Target:                             Explanation of specific
                                      Actual earned:                      performance measures and actual
                                                                          deliverables.

                                                                          State amount tied to
                                                                          actual performance.

                                                                          State any discretionary bonus.
------------------------------------- ----------------------------------- -----------------------------------
Stock Options                         Number granted:                     Rationale for determining the
                                      Exercise price:                     number of stock options issued to
                                      Vesting:                            CEO.
                                      Grant value:
                                                                          Accumulated dividend equivalents
                                                                          (if any).
------------------------------------- ----------------------------------- -----------------------------------
Restricted Stock                      Number granted:                     Performance based or time based.
                                      Vesting:
                                      Grant value:                        Rationale for determining the
                                                                          number of restricted stock issued
                                                                          to CEO.

                                                                          Accumulated dividends on vested
                                                                          and unvested portion.
------------------------------------- ----------------------------------- -----------------------------------


                                      113

------------------------------------- ----------------------------------- -----------------------------------
             COMPONENT                      AMOUNT EARNED/GRANTED                    DESCRIPTION
------------------------------------- ----------------------------------- -----------------------------------
Performance Shares                    Minimum:                            Explanation of specific
                                      Target:                             performance measures and actual
                                      Maximum:                            deliverables.
                                      Actual earned:
                                      Grant value:                        Any dividends on unearned
                                                                          performance shares.
------------------------------------- ----------------------------------- -----------------------------------
Deferred compensation                 Executive portion:                  Provide structure and terms of
                                      Company match (if any):             program.

                                      Accumulated executive portion:      Explanation of interest,
                                      Accumulated company match (if       formulas, minimum guarantees or
                                      any):                               multipliers on deferred
                                                                          compensation.

                                                                          Any holding periods on the
                                                                          company match portion.

                                                                          Funding mechanism
------------------------------------- ----------------------------------- -----------------------------------
Supplemental retirement benefit       Actual projected payment            Provide structure and terms of
                                      obligations                         program.

                                                                          Explanation of formula, additional
                                                                          credits for years not worked,
                                                                          multipliers or interest on SERPs.

                                                                          Funding mechanism.
------------------------------------- ----------------------------------- -----------------------------------
Executive perquisites                 Breakdown of the market value of    The types of perquisites
                                      various perquisites                 provided. Examples: company
                                                                          aircraft, company cars, etc.
------------------------------------- ----------------------------------- -----------------------------------
Gross-ups (if any)                    Breakdown of gross-ups for any
                                      pay component
------------------------------------- ----------------------------------- -----------------------------------
Severance associated with             Estimated payout amounts for        Single trigger or double trigger.
change-in-control                     cash, equity and benefits
------------------------------------- ----------------------------------- -----------------------------------
Severance (Termination scenario       Estimated payout amounts for
under "for cause" and "not for        cash, equity and benefits under
cause")                               different scenarios
------------------------------------- ----------------------------------- -----------------------------------
Post retirement package               Estimated value of consulting
                                      agreement and continuation of
                                      benefits
------------------------------------- ----------------------------------- -----------------------------------

ESTIMATED TOTAL PACKAGE               $
------------------------------------- ----------------------------------- -----------------------------------

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

         o        Purchase price is at least 85 percent of fair market value;

         o        Offering period is 27 months or less; and

         o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

         o        Purchase price is less than 85 percent of fair market value;
                  or

         o        Offering period is greater than 27 months; or

         o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

         o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

         o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

         o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

         o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

         o        Historic trading patterns;

         o        Rationale for the repricing;

         o        Value-for-value exchange;

         o        Treatment of surrendered options;

         o        Option vesting;

         o        Term of the option;

         o        Exercise price;

         o        Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

         o Executive officers and non-employee directors are excluded from participating;

         o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

         o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

                      SHAREHOLDER PROPOSALS ON COMPENSATION

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

         o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

         o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

         o The triggering mechanism should be beyond the control of management;

         o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

         o        Change-in-control payments should be double-triggered, i.e.,
                  (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

                           9. CORPORATE RESPONSIBILITY

                        CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

         o The company is conducting animal testing programs that are unnecessary or not required by regulation;

         o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

         o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

         o The company has already published a set of animal welfare standards and monitors compliance;

         o The company's standards are comparable to or better than those of peer firms; and

         o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

         o        The existing level of disclosure on pricing policies;

         o        Deviation from established industry pricing norms;

         o The company's existing initiatives to provide its products to needy consumers;

         o Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

         o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

         o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

         o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

         o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

         o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

         o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

         o The company's existing healthcare policies, including benefits and healthcare access for local workers;

         o Company donations to healthcare providers operating in the region.


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Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

         o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

         o Whether the company has adequately disclosed the financial risks of its subprime business;

         o Whether the company has been subject to violations of lending laws or serious lending controversies;

         o        Peer companies' policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

         o Whether the company complies with all local ordinances and regulations;

         o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

         o        The risk of any health-related liabilities.

Advertising to youth:

         o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

         o Whether the company has gone as far as peers in restricting advertising;

         o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

         o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

         o        The percentage of the company's business affected;

         o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

         o        The percentage of the company's business affected;

         o        The feasibility of a spin-off;

         o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.


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Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

         o Current regulations in the markets in which the company operates;

         o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

         o        The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

                             ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

         o New legislation is adopted allowing development and drilling in the ANWR region;

         o        The company intends to pursue operations in the ANWR; and

         o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

         o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

         o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

         o Environmentally conscious practices of peer companies, including endorsement of CERES;

         o        Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

         o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

         o        The company does not directly source from CAFOs.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

         o The feasibility of financially quantifying environmental risk factors;


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         o        The company's compliance with applicable legislation and/or regulations regarding environmental performance;

         o        The costs associated with implementing improved standards;

         o The potential costs associated with remediation resulting from poor environmental performance; and

         o The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

         o The company does not maintain operations in Kyoto signatory markets;

         o The company already evaluates and substantially discloses such information; or,

         o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

         o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

         o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

         o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

         o The company does not currently have operations or plans to develop operations in these protected regions; or,


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         o        The company provides disclosure on its operations and
                  environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

         o The nature of the company's business and the percentage affected;

         o        The extent that peer companies are recycling;

         o        The timetable prescribed by the proposal;

         o        The costs and methods of implementation;

         o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

         o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

         o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         o The company is in compliance with laws governing corporate political activities; and

         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

         o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

         o The public availability of a policy on political contributions.


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Vote AGAINST proposals barring the company from making political contributions.
Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         o        The relevance of the issue to be linked to pay;

         o The degree that social performance is already included in the company's pay structure and disclosed;

         o The degree that social performance is used by peer companies in setting pay;

         o Violations or complaints filed against the company relating to the particular social performance measure;

         o Artificial limits sought by the proposal, such as freezing or capping executive pay

         o        Independence of the compensation committee;

         o        Current company pay levels.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

         o        Risks associated with certain international markets;

         o        The utility of such a report to shareholders;

         o The existence of a publicly available code of corporate conduct that applies to international operations.

                        LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

         o There are serious controversies surrounding the company's China operations; and

         o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         o        The nature and amount of company business in that country;


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         o        The company's workplace code of conduct;

         o        Proprietary and confidential information involved;

         o Company compliance with U.S. regulations on investing in the country;

         o        Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

         o Agreements with foreign suppliers to meet certain workplace standards;

         o        Whether company and vendor facilities are monitored and how;

         o        Company participation in fair labor organizations;

         o        Type of business;

         o        Proportion of business conducted overseas;

         o        Countries of operation with known human rights abuses;

         o Whether the company has been recently involved in significant labor and human rights controversies or violations;

         o        Peer company standards and practices;

         o        Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

         o The company does not operate in countries with significant human rights violations;

         o The company has no recent human rights controversies or violations; or

         o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

         o Company compliance with or violations of the Fair Employment Act of 1989;

         o Company antidiscrimination policies that already exceed the legal requirements;

         o        The cost and feasibility of adopting all nine principles;

         o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

         o        The potential for charges of reverse discrimination;

         o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

         o        The level of the company's investment in Northern Ireland;

         o        The number of company employees in Northern Ireland;

         o        The degree that industry peers have adopted the MacBride
                  Principles;

         o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.


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                                MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         o Whether the company has in the past manufactured landmine components;

         o        Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         o What weapons classifications the proponent views as cluster bombs;

         o Whether the company currently or in the past has manufactured cluster bombs or their components;

         o The percentage of revenue derived from cluster bomb manufacture;

         o        Whether the company's peers have renounced future production.

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

         o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

         o        Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         o        The information is already publicly available; or

         o The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:

         o The board composition is reasonably inclusive in relation to companies of similar size and business; or

         o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.



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Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

         o        The degree of board diversity;

         o        Comparison with peer companies;

         o        Established process for improving board diversity;

         o        Existence of independent nominating committee;

         o        Use of outside search firm;

         o        History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

         o        The company has well-documented equal opportunity programs;

         o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

         o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

         o The composition of senior management and the board is fairly inclusive;

         o The company has well-documented programs addressing diversity initiatives and leadership development;

         o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

         o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

                             10. MUTUAL FUND PROXIES

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

         o        Past performance as a closed-end fund;

         o        Market in which the fund invests;


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         o        Measures taken by the board to address the discount; and

         o Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

         o        Past performance relative to its peers;

         o        Market in which fund invests;

         o        Measures taken by the board to address the issues;

         o Past shareholder activism, board activity, and votes on related proposals;

         o        Strategy of the incumbents versus the dissidents;

         o        Independence of directors;

         o        Experience and skills of director candidates;

         o        Governance profile of the company;

         o        Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

         o        Proposed and current fee schedules;

         o        Fund category/investment objective;

         o        Performance benchmarks;

         o        Share price performance as compared with peers;

         o        Resulting fees relative to peers;

         o        Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

         o        Stated specific financing purpose;

         o        Possible dilution for common shares;

         o        Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

         o        Potential competitiveness;

         o        Regulatory developments;

         o        Current and potential returns; and

         o        Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

         o        The fund's target investments;


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         o        The reasons given by the fund for the change; and

         o        The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

         o        Political/economic changes in the target market;

         o        Consolidation in the target market; and

         o        Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

         o        Potential competitiveness;

         o        Current and potential returns;

         o        Risk of concentration;

         o        Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

         o        Strategies employed to salvage the company;

         o        The fund's past performance;

         o        The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

         o        The degree of change implied by the proposal;

         o        The efficiencies that could result;

         o        The state of incorporation;

         o        Regulatory standards and implications.

Vote AGAINST any of the following changes:

         o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

         o Removal of shareholder approval requirement for amendments to the new declaration of trust;

         o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

         o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

         o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

         o Removal of shareholder approval requirement to change the domicile of the fund.


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Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

         o Regulations of both states; o Required fundamental policies of both states;

         o        The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

         o Fees charged to comparably sized funds with similar objectives;

         o        The proposed distributor's reputation and past performance;

         o        The competitiveness of the fund in the industry;

         o        The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

         o        Resulting fee structure;

         o        Performance of both funds;

         o        Continuity of management personnel;

         o Changes in corporate governance and their impact on shareholder rights.

                     SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

         o        Performance of the fund's Net Asset Value (NAV);

         o        The fund's history of shareholder relations;

         o        The performance of other funds under the advisor's management.


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                                                                      APPENDIX D

                        ACKNOWLEDGEMENT AND CERTIFICATION


         I acknowledge that I have read the HIML Proxy Voting Principles and Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Head of Compliance and will continue to do so as matters arise. I have complied with all provisions of this Policy.

o                                       o
                                           -------------------------------------
                                                          Print Name
o
   -----------------------------------     -------------------------------------
                 Date                                     Signature


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

                             HENDERSON GLOBAL FUNDS
                           PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

        (a)(i) Declaration of Trust is incorporated herein by reference to the Registrant's Registration Statement filed on Form N-1A with the Commission on June 4, 2001.

          (ii) Written Instrument establishing and designating a Series and Class of Interests with respect to Henderson Worldwide Income Fund is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

         (iii) Written Instrument establishing and designating a Series and Class of Interests with respect to Henderson US Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 28, 2004.

          (iv) Written Instrument establishing and designating a Class of Interests with respect to Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

          (v) Written Instrument establishing and designating a Class of Interests with respect to Henderson Japan-Asia Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

          (vi) Written Instrument establishing and designating a Class of Interests with respect to Henderson Global Equity Income Fund and Henderson Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

         (vii) Written Instrument establishing and designating a Class of Interests with respect to Henderson International Equity Fund and Henderson Global Real Estate Equities Fund is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

        (viii) Written Instrument establishing and designating a Class of Interests with respect to Henderson Industries of the Future Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.


          (ix) Written Instrument Restating and Amending establishment and designation of series and classes of beneficial interest is filed herein.

     (b) By-Laws dated May 11, 2001, as amended December 9, 2004 and December 14, 2007 are filed herein.


     (c)  Not Applicable.

        (d)(i) Investment Advisory Agreement between Registrant and Henderson Global Investors (North America) Inc. dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

          (ii) Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

         (iii) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson Worldwide Income Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

          (iv) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson US Focus Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

          (v) Letter Agreement to Investment Advisory Agreement between Registrant and Henderson Global Investors (North America) Inc. dated August 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

          (vi) Letter Agreement to Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated August 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2005.

         (vii) Letter Agreement to Investment Advisory Agreement between Registrant and Henderson Global Investors (North America) Inc. dated January 31, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

        (viii) Letter Agreement to Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated January 31, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

          (ix) Letter Agreement to Investment Advisory Agreement between Registrant and Henderson Global Investors (North America) Inc. dated August 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

          (x) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

          (xi) Letter Agreement to Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund dated November 30, 2006 is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 15, 2007.

         (xii) Letter Agreement to Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated December 29, 2006 is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 15, 2007.

        (xiii) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson International Equity Fund, Henderson Global Real Estate Equities Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

         (xiv) Letter Agreement to Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited on behalf of the Henderson Global Real Estate Equities Fund and Henderson International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

          (xv) Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Transwestern Securities Management, L.L.C. on behalf of the Henderson Global Real Estate Equities Fund is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on Form N-1A with the Commission on February 27, 2008.

         (xvi) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson Industries of the Futures Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

        (xvii) Letter Agreement to Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited on behalf of the Henderson Industries of the Future Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

        (e)(i) Distribution Agreement between Registrant and Foreside Fund Services, LLC dated August 31, 2001, as amended September 30, 2004 and amended and restated as of October 1, 2004 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

          (ii) Amended Appendix A dated January 31, 2006 to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated August 31, 2001, as amended September 30, 2004 and amended and restated as of October 1, 2004 is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 15, 2007.

         (iii) Amended Appendix A to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated August 31, 2001, as amended September 30, 2004 and amended and restated as of October 1, 2004 is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

          (iv) Amendment to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated August 29, 2008 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

          (v) Form of Dealer Agreement between Foreside Fund Services, LLC and dealer is incorporated herein by reference to Post-Effective
              Amendment

               No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

          (vi) Form of Selling Group Member Agreement between Foreside Fund Services, LLC and intermediary is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

     (f)  Not Applicable.

     (g) (i) Custodian Agreement between Registrant and State Street Bank and Trust Company dated August 24, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

          (ii) Notice to Custodian Agreement between Registrant on behalf of Henderson Worldwide Income Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

         (iii) Notice to Custodian Agreement between Registrant on behalf of Henderson U.S. Core Growth Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

          (iv) Notice to Custodian Agreement between Registrant on behalf of Henderson Japan-Asia Focus Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

          (v) Notice to Custodian Agreement between Registrant on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

          (vi) Notice to Custodian Agreement between Registrant on behalf of Henderson International Equity Fund and Henderson Global Real Estate Equities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

         (vii) Notice to Custodian Agreement between Registrant on behalf of Henderson Industries of Future Fund and State Street Bank and Trust

               Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

       (h) (i) Administration Agreement between Registrant and State Street Bank and Trust Company dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

          (ii) Notice to Administration Agreement between Registrant on behalf of Henderson Worldwide Income Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement filed on Form N-1A with the Commission on February 13, 2004.

         (iii) Notice to Administration Agreement between Registrant on behalf of Henderson U.S. Core Growth Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

          (iv) Notice to Administration Agreement between Registrant on behalf of Henderson Japan-Asia Focus Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

          (v) Notice to Administration Agreement between Registrant on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

          (vi) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated September 1, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

         (vii) Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated March 18, 2003 is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

        (viii) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson Worldwide Income Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

          (ix) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson U.S. Core Growth Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

          (x) Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated September 30, 2004 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

          (xi) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson Japan-Asia Focus Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

         (xii) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson Global Equity Income Fund and Henderson Global Opportunities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

        (xiii) Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

         (xiv) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson European Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

          (xv) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Global Technology Fund is incorporated herein by reference to Post-

               Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

         (xvi) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson International Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

        (xvii) Amended and Restated Expense Limitation Agreement dated August 31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Worldwide Income Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

       (xviii) Amended and Restated Expense Limitation Agreement dated August
               31, 2001, as amended and restated November 4, 2002, June 9, 2005 and June 9, 2006 between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson US Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

         (xix) Amended and Restated Expense Limitation Agreement dated January 31, 2006, as amended and restated June 9, 2006 between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Japan-Asia Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 15, 2006.

          (xx) Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Global Equity Income Fund and Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

         (xxi) Notice to Administration Agreement between Registrant on behalf of Henderson International Equity Fund, Henderson Global Real Estate Equities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

        (xxii) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson International Equity Fund, Henderson Global Real Estate Equities Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

       (xxiii) Expense Limitation Agreement between Henderson Global
               Investors (North America) Inc. and the Registrant, on behalf of the Henderson Global Equities Fund and Henderson International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

        (xxiv) Notice to Administration Agreement between Registrant on behalf of Henderson Industries of Future Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

         (xxv) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Industries of Future Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

        (xxvi) Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Industries of Future Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

       (i) (i) Opinion and consent of counsel is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

          (ii) Opinion and consent of counsel with respect to Henderson Income Advantage Fund is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

         (iii) Opinion and consent of counsel with respect to Henderson U.S. Core Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 28, 2004.

          (iv) Opinion and consent of counsel with respect to Henderson International Opportunities Fund Class R shares is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration

               Statement filed on Form N-1A with the Commission on September 29, 2005.

          (v) Opinion and consent of counsel with respect to Henderson Japan-Asia Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

          (vi) Opinion and consent of counsel with respect to Henderson Global Equity Income Fund and Henderson Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

         (vii) Opinion and consent of counsel with respect to Henderson International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

        (viii) Opinion and consent of counsel with respect to Henderson Global Real Estate Equities Fund is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on Form N-1A with the Commission on February 27, 2008.

          (ix) Opinion and consent of counsel with respect to Henderson Industries of the Future Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

     (j) Consent of Independent Registered Public Accounting Firm is filed herein.

     (k)  Not Applicable.

     (l) (i) Subscription Agreement dated August 30, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

          (ii) Subscription Agreement for Henderson Income Advantage Fund is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

          (iii) Subscription Agreement for Henderson U.S. Core Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

          (iv) Subscription Agreement for Henderson Japan-Asia Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2006.

          (v) Subscription Agreement for Henderson Global Equity Income Fund and Henderson Global Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

          (vi) Subscription Agreement for the Henderson International Equity Fund and Henderson Global Real Estate Equities Fund is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on Form N-1A with the Commission on January 31, 2008.

         (vii) Subscription Agreement for the Henderson Industries of the
               Future Fund is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

     (m) Rule 12b-1 Plan dated August 21, 2001, as amended December 13, 2001, June 9, 2005, December 20, 2005 and November 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

     (n) Multi-Class Plan dated August 21, 2001, as amended March 19, 2004, June 9, 2005, December 20, 2005 and November 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 28, 2006.

     (o)  Reserved.

     (p)  (i)  Code of Ethics of Registrant, Henderson Global Investors
               (North America) Inc. and Henderson Investment Management Ltd dated August 20, 2001 with amendments to be effective July 1, 2008 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 29, 2008.

     (p)  (ii) Code of Ethics of Transwestern Securities Management, L.L.C.
               is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement filed on Form N-1A with the Commission on December 14, 2007.

     (q) (i) Power of Attorney for Messrs. Baker and Gerst is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's

               Registration Statement filed on Form N-1A with the Commission on August 28, 2001.

          (ii) Power of Attorney for Mr. Chesley is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 27, 2002.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not Applicable.

ITEM 25. INDEMNIFICATION

         Article V. Section 5.2 or the Registrant's Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such Person was not liable by reason of such conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification. All payments shall be made in compliance with Section 17(h) of the 1940 Act.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, Officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

         Registrant has obtained insurance coverage for its Trustees and officers.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Henderson Global Investors (North America) Inc. (the "Adviser") serves as the investment adviser of the Registrant and other institutional investors and individual investors. Henderson Investment Management Limited ("Henderson") serves as the investment subadviser of the Registrant and other investment companies and institutional investors. The principal executive officers of the investment adviser and subadviser and their positions with the investment adviser and subadviser are:

  Name                                Position with Adviser
  ----                                ---------------------
  James G. O'Brien                    Managing Director and President
  Douglas G. Denyer                   Vice President and Treasurer
  James O'Brien                       Chief Operating Officer and Vice President
  Ken Kalina                          Chief Compliance Officer
  Christopher K. Yarbrough            Secretary
  Megan Wolfinger                     Assistant Secretary

  Name                                Position with Henderson
  ----                                -----------------------
  Nicholas T. Hiscock                 Director
  Andrew J. Boorman                   Director
  Andrew J. Formica                   Managing Director
  David J. Jacob                      Director
  James N. B. Darkins                 Director

         For further information relating to the Adviser's and Henderson's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Henderson Global Investors (North America) Inc. - SEC File No. 801-47202; and Henderson Investment Management Ltd. - SEC File No. 801-55577.

         Transwestern Securities Management, L.L.C. located at 150 North Wacker Drive, Suite 800, Chicago, Illinois 60606 serves as the investment subadviser for the Henderson Global Real Estate Equities Fund of the Registrant. The principal executive officers of the subadviser and their positions with subadviser are:

  Name                                Position with Subadviser
  ----                                ------------------------
  Fox, James, Alan                    Chief Compliance Officer
  McNamara, James, Patrick            Director Of Operations
  Pratt, Reagan, Adam                 Member
  Kammert, James, Hall                Member
  Lyons, Douglas, Wechsler            Management Committee Member

         For further information relating to the Subadviser's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Transwestern Securities Management, L.L.C. - SEC File No. 801-67583.

ITEM 27. PRINCIPAL UNDERWRITERS.

             (a) Foreside Fund Services, LLC, Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

                  American Beacon Funds
                  American Beacon Mileage Funds
                  American Beacon Select Funds
                  Bridgeway Funds, Inc.
                  Central Park Group Multi-Event Fund
                  Century Capital Management Trust
                  The CNL Funds
                  Direxion Shares ETF Trust
                  FocusShares Trust
                  Forum Funds
                  Henderson Global Funds
                  Hirtle Callaghan Trust
                  Ironwood Series Trust
                  The Japan Fund, Inc.
                  Monarch Funds
                  NETS Trust
                  PMC Funds, Series of the Trust for Professional Managers RevenueShares ETF Trust Sound Shore Fund, Inc.
                  SPA ETF Trust
                  Wintergreen Fund, Inc.


             (b) The following officers of Foreside Fund Services, LLC, the Registrant's underwriter, hold the following positions with the Registrant. Their business address is Two Portland Square, Portland, Maine 04101.

Name                Position with Underwriter           Position with Registrant
-----               -------------------------           ------------------------
Mark S. Redman      President                           None
Richard J. Berthy   Vice President and Treasurer        None
Jennifer E. Hoopes  Secretary                           None
Nanette K. Chern    Chief Compliance Officer and Vice   None
                    President
Mark A. Fairbanks   Deputy Chief Compliance Officer     None
                    and Vice President

             (c)  Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

     (a) Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 (records as investment adviser);

     (b) Henderson Investment Management Ltd., 20 Bishopsgate, London UK EC2M 20A (records as investment subadviser);

     (c) Transwestern Securities Management, L.L.C., 150 North Wacker Drive, Suite 800, Chicago, Illinois 60606 (records as investment subadviser);

     (d) State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator and custodian);

     (e) Boston Financial Data Services, 1250 Hancock Street, Presidents Place, Suite 300N, Quincy, MA 02169 (records as transfer agent); and

     (f) Foreside Fund Services, LLC, Two Portland Square, Portland, Maine 04101 (records as distributor).


ITEM 29. MANAGEMENT SERVICES

         The Registrant has no management related service contract which is not discussed in Part A or Part B of this form.

ITEM 30. UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 30 to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 30 and Amendment No. 32 under the Investment Company Act of 1940, as amended to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the in City of Chicago, and State of Illinois, on the 26th day of November, 2008.

                                                 HENDERSON GLOBAL FUNDS

                                                 By:      /s/ Sean Dranfield
                                                          ---------------------
                                                          Trustee and President

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURES                             TITLE                              DATE

By:      /s/ Roland C. Baker*          Trustee                            November 26, 2008
         --------------------
         Roland C. Baker

By:      /s/ Faris F. Chesley*         Trustee                            November 26, 2008
         ---------------------
         Faris F. Chesley

By:      /s/ C. Gary Gerst*            Trustee                            November 26, 2008
         ------------------
         C. Gary Gerst

By:      /s/ Sean Dranfield            Trustee and                        November 26, 2008
         ------------------            President
         Sean Dranfield                (principal executive officer)

By:      /s/ Troy Statczar             Treasurer                          November 26, 2008
         -----------------             (principal financial officer/
         Troy Statczar                 principal accounting officer)

*By:     /s/ Sean Dranfield
         Sean Dranfield


*Pursuant to powers of attorney filed with Pre-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 28, 2001 and Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 27, 2002.

                             HENDERSON GLOBAL FUNDS

                                  EXHIBIT INDEX



EXHIBIT NUMBER          EXHIBIT
(a)(ix)                 Written Instrument
(b)                     By-Laws
(j)                     Consent of Independent Registered Public Accounting Firm